UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

Ivy Funds Variable Insurance Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009
ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2009

Ivy Funds Variable Insurance Portfolios
Pathfinder Aggressive
Pathfinder Conservative
Pathfinder Moderate
Pathfinder Moderately Aggressive
Pathfinder Moderately Conservative
Asset Strategy
Balanced
Bond
Core Equity
Dividend Opportunities
Energy
Global Natural Resources
Growth
High Income
International Growth
International Value
Micro Cap Growth
Mid Cap Growth
Money Market
Mortgage Securities
Real Estate Securities
Science and Technology
Small Cap Growth
Small Cap Value
Value

CONTENTS
Ivy Funds VIP

President's Letter	3
Illustration of Portfolio Expenses	4
Management Discussion, Portfolio Highlights and Schedule of Investments:
Pathfinder Portfolios	8
Asset Strategy	20
Balanced	29
Bond	37
Core Equity	46
Dividend Opportunities	52
Energy	58
Global Natural Resources	64
Growth	72
High Income	78
International Growth	86
International Value	92
Micro Cap Growth	98
Mid Cap Growth	104
Money Market	110
Mortgage Securities	116
Real Estate Securities	123
Science and Technology	128
Small Cap Growth	134
Small Cap Value	140
Value	146
Statement of Assets and Liabilities	152
Statement of Operations	156
Statement of Changes in Net Assets	160
Financial Highlights	166
Notes to Financial Statements	174
Report of Independent Registered Public Accounting Firm	201
Income Tax Information	202
Board of Trustees and Officers	203
Renewal of Investment Management Agreement	206
Annual Privacy Notice	216
Proxy Voting Information	217
Quarterly Portfolio Schedule Information	218

PRESIDENT'S LETTER
Ivy Funds VIP

DECEMBER 31, 2009 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Over the last 12 months, investors have endured what is perhaps best described as a Tale of Two Markets. The first market occurred in the first three months of the year, as the global financial crisis that began in 2008 persisted. Despite a $787 billion federal stimulus package, the U.S. economy, like other developed markets receiving governmental stimulus, continued to struggle. Unemployment rose, banks failed at an alarming rate and the federal deficit soared. By March 9, 2009, U.S. equities had fallen to their lowest levels since 1997. Many millions of Americans had watched their savings evaporate, their investment portfolios shrink, and many lost their homes.

The second market emerged later that same month, when several stimulus programs were implemented, including a $75 billion housing rescue plan, the Federal Reserve Bank's plan to buy long-term Treasury securities and mortgage-backed securities and the Treasury decision to buy toxic real estate assets from banks. These aggressive efforts, and similar monetary and fiscal policies being implemented in foreign developed markets, did much to deter the global financial and economic meltdown that had just months earlier been feared inevitable.

Despite a steady stream of relatively weak economic and earnings data, investors began to demonstrate a return of some appetite for risk. In early spring, a rise in existing home sales suggested that the housing market may have found its floor. In the third quarter, gross domestic product expanded at a 2.8 percent annualized rate. Progress continued into the fourth quarter, despite a minor stumble in November when the Dubai World conglomerate in the Persian Gulf asked creditors for a suspension of interest payments on $60 billion of its $80 billion in debt. The year ended with all the major indexes posting double-digit returns, and some posting record single-year gains. Specifically, the S&P 500 Index gained 26.47 percent for the year ended December 31, 2009. Fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, did well, increasing 5.07 percent for the year.

Although numerous problems remain, we are optimistic that better days are ahead.

Economic Snapshot

	12/31/09	12/31/08
S&P 500 Index	1115.10	890.64
MSCI EAFE Index	1580.77	1237.42
Citigroup Broad Investment Grade Index (annualized yield to maturity)	3.49%	3.75%
U.S. unemployment rate	10.00%	7.20%
30-year fixed mortgage rate	5.14%	5.10%
Oil price per barrel	$79.36	$44.60

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Ivy Funds Variable Insurance Portfolios, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

ILLUSTRATION OF PORTFOLIO EXPENSES
Ivy Funds VIP

(UNAUDITED)

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2009.

Actual Expenses

The first line in the following tables provides information about actual investment values and actual expenses. You may use the information in this line, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical investment values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio's actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Pathfinder Aggressive
Based on Actual Portfolio Return(1)	$1,000	$1,168.10	0.10%	$0.54
Based on 5% Return(2)	$1,000	$1,024.71	0.10%	$0.51

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Pathfinder Conservative
Based on Actual Portfolio Return(1)	$1,000	$1,089.90	0.10%	$0.52
Based on 5% Return(2)	$1,000	$1,024.68	0.10%	$0.51

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Pathfinder Moderate
Based on Actual Portfolio Return(1)	$1,000	$1,128.80	0.05%	$0.32
Based on 5% Return(2)	$1,000	$1,024.94	0.05%	$0.30

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Pathfinder Moderately Aggressive
Based on Actual Portfolio Return(1)	$1,000	$1,148.90	0.05%	$0.32
Based on 5% Return(2)	$1,000	$1,024.95	0.05%	$0.30

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Pathfinder Moderately Conservative
Based on Actual Portfolio Return(1)	$1,000	$1,109.50	0.07%	$0.42
Based on 5% Return(2)	$1,000	$1,024.84	0.07%	$0.40

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Asset Strategy
Based on Actual Portfolio Return(1)	$1,000	$1,169.20	1.05%	$5.75
Based on 5% Return(2)	$1,000	$1,019.93	1.05%	$5.35

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Balanced
Based on Actual Portfolio Return(1)	$1,000	$1,127.70	1.04%	$5.53
Based on 5% Return(2)	$1,000	$1,019.96	1.04%	$5.25

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Bond
Based on Actual Portfolio Return(1)	$1,000	$1,038.40	0.79%	$4.08
Based on 5% Return(2)	$1,000	$1,021.21	0.79%	$4.04

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Core Equity
Based on Actual Portfolio Return(1)	$1,000	$1,215.70	0.98%	$5.54
Based on 5% Return(2)	$1,000	$1,020.24	0.98%	$5.05

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Dividend Opportunities
Based on Actual Portfolio Return(1)	$1,000	$1,164.30	1.04%	$5.63
Based on 5% Return(2)	$1,000	$1,019.97	1.04%	$5.25

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Energy
Based on Actual Portfolio Return(1)	$1,000	$1,233.90	1.27%	$7.15
Based on 5% Return(2)	$1,000	$1,018.81	1.27%	$6.46

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Global Natural Resources
Based on Actual Portfolio Return(1)	$1,000	$1,259.60	1.40%	$8.02
Based on 5% Return(2)	$1,000	$1,018.13	1.40%	$7.16

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Growth
Based on Actual Portfolio Return(1)	$1,000	$1,182.40	1.00%	$5.46
Based on 5% Return(2)	$1,000	$1,020.19	1.00%	$5.05

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

High Income
Based on Actual Portfolio Return(1)	$1,000	$1,178.80	0.93%	$5.12
Based on 5% Return(2)	$1,000	$1,020.54	0.93%	$4.75

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

International Growth
Based on Actual Portfolio Return(1)	$1,000	$1,201.90	1.19%	$6.61
Based on 5% Return(2)	$1,000	$1,019.22	1.19%	$6.06

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

International Value
Based on Actual Portfolio Return(1)	$1,000	$1,237.50	1.23%	$6.94
Based on 5% Return(2)	$1,000	$1,019.00	1.23%	$6.26

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Micro Cap Growth
Based on Actual Portfolio Return(1)	$1,000	$1,185.50	1.41%	$7.76
Based on 5% Return(2)	$1,000	$1,018.11	1.41%	$7.16

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Mid Cap Growth
Based on Actual Portfolio Return(1)	$1,000	$1,253.60	1.19%	$6.76
Based on 5% Return(2)	$1,000	$1,019.19	1.19%	$6.06

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Money Market
Based on Actual Portfolio Return(1)	$1,000	$1,004.20	0.51%	$2.61
Based on 5% Return(2)	$1,000	$1,022.62	0.51%	$2.63

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Mortgage Securities
Based on Actual Portfolio Return(1)	$1,000	$1,050.60	1.07%	$5.54
Based on 5% Return(2)	$1,000	$1,019.81	1.07%	$5.45

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Real Estate Securities
Based on Actual Portfolio Return(1)	$1,000	$1,412.50	1.38%	$8.32
Based on 5% Return(2)	$1,000	$1,018.26	1.38%	$6.96

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Science and Technology
Based on Actual Portfolio Return(1)	$1,000	$1,231.30	1.19%	$6.69
Based on 5% Return(2)	$1,000	$1,019.19	1.19%	$6.06

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Small Cap Growth
Based on Actual Portfolio Return(1)	$1,000	$1,168.00	1.18%	$6.40
Based on 5% Return(2)	$1,000	$1,019.27	1.18%	$5.96

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Small Cap Value
Based on Actual Portfolio Return(1)	$1,000	$1,237.30	1.22%	$6.82
Based on 5% Return(2)	$1,000	$1,019.07	1.22%	$6.16

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Value
Based on Actual Portfolio Return(1)	$1,000	$1,245.70	1.04%	$5.95
Based on 5% Return(2)	$1,000	$1,019.94	1.04%	$5.35

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2009, and divided by 365.

(1)This line uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Account Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This line uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only.

See footnotes on page 7.

MANAGEMENT DISCUSSION
Pathfinder Portfolios

(UNAUDITED)

Below, Michael L. Avery, portfolio manager of each of the five Ivy Funds VIP Pathfinder Portfolios, discusses positioning, performance and results for the fiscal year ended December 31, 2009. Mr. Avery has managed each Pathfinder Portfolio since their inception in March 2008. He has 31 years of industry experience.

Michael L. Avery

Performance Summary
as of December 31, 2009	One-year total returns

Ivy Funds VIP Pathfinder Aggressive	23.32%
Ivy Funds VIP Pathfinder Conservative	12.95%
Ivy Funds VIP Pathfinder Moderate	17.95%
Ivy Funds VIP Pathfinder Moderately Aggressive	20.70%
Ivy Funds VIP Pathfinder Moderately Conservative	15.12%
Benchmark(s)

S&P 500 Index	26.47%
(generally reflects the performance of large and medium-sized U.S. stocks)

Citigroup Broad Investment Grade Index	5.07%
(generally reflects the performance of the bond market)

Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.32%
(generally reflects cash)

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found on pages 12-16 of this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because each Portfolio invests in multiple asset classes.

A tale of two markets

At the time of our last annual report to you, the global financial system tottered on the edge of collapse and the world's economies had slipped into the greatest recession since the 1930s. The malaise continued into 2009, as America's balance sheet recession deepened, home prices plummeted and unemployment spiraled. And then we witnessed the seminal event of the year, on March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 Index declined to 666.79, falling another 25 percent from the end of 2008 and recording losses of more than 50 percent from their 2007 peaks. This ultimately proved to be the turning point.

Since then, due to massive stimulus implemented by governments in many developed economies, markets rallied impressively. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By May, news of improving earnings and better consumer sentiment bolstered equities. Global stocks fared even better due to renewed strength in developed markets and a powerful rise in emerging markets. In the third quarter, U.S. gross domestic product registered growth for the first time in more than a year, and the final quarter of 2009 saw improvements in many economic indicators in the U.S and abroad, particularly in non-Japan Asia.

The U.S. stock market's breathtaking decline and subsequent recovery were mirrored by the bond market, which staged its own roller coaster ride. As the year progressed and investors' risk tolerance returned to more normal levels, demand for corporate bonds increased, driving their prices higher and weighing on yields. During the 12 months, both taxable and municipal bonds returned more than 13 percent. At the same time, low interest rates had a negative effect on short-term instruments, such as money market funds.

As 2009 wound to a close, stock indices hit new recovery highs; the S&P 500 Index surged more than 65 percent from its March 2009 lows to record a 26.47 percent gain. Many global markets did even better; the MSCI EAFE Index ended the year with an annual gain of more than 32 percent. The Hang Seng Hong Kong Index returned 53.94 percent, while MSCI's emerging market index surged nearly 110 percent since early March.

Pathfinder Portfolios' performance

For the fiscal year ended December 31, 2009, each of the underlying portfolios within the Pathfinder Portfolios posted positive returns for the year, as did each of the Pathfinder Portfolios. The top-performing underlying portfolio included Ivy Funds VIP Mid Cap Growth. Most categories of stocks rose during the year, but growth stocks, in particular, were strong as investors' faith in the economic recovery strengthened as the year progressed. In this environment, they rewarded primarily small and mid-cap technology, retailing and energy companies, which were areas of emphasis for the underlying portfolio.

Other strongly contributing underlying portfolios were Ivy Funds VIP International Value and Ivy Funds VIP International Growth. The stronger performance of these underlying portfolios reflects, in part, the historical tendency exhibited by investors at the end of bear markets to buy cheap - in other words, lower-quality stocks and value stocks (those that appear to be undervalued relative to their prospects). It also reflects their eagerness to capitalize on the dramatic growth occurring in many foreign - especially Asian - economies. Ivy Funds VIP International Value benefited from strong individual stock selection, particularly among technology and insurance holdings. Also beneficial was that portfolio's strategic underweight exposure to banks during the earliest part of the year when banks were struggling; the manager subsequently invested at attractive valuations in the second quarter and enjoyed rising performance through year end.

Relative safety, higher quality lagged

The greatest factor working against the more conservative Pathfinder Portfolios was their larger stakes in more conservative underlying portfolios, such as Ivy Funds VIP Money Market and Ivy Funds VIP Bond. While both of these underlying portfolios produced absolute returns, they were somewhat overlooked by investors with an eye for higher-yielding, lower-quality securities. By the end of the first quarter, investors were largely convinced that the Federal Reserve monetary policies and the Treasury Department's fiscal stimulus had helped establish a level of financial stability not seen in over a year. Within six months, Treasury bond yields returned to their pre-crisis levels. In the case of Ivy Funds VIP Bond, the portfolio's duration was simply too long, which restrained performance. At the same time, demand for spread product exploded. The portfolio's managers had increased Ivy Funds VIP Bond's exposure to spread product at the end of first-quarter 2009, which helped, but its preference for high-quality over yield ultimately restrained performance.

Volatility ahead, stock selection critical

We believe 2010 will likely be a volatile year for investors, due largely to concerns about sovereign credit risk. What we went through 18 months ago was a crisis of confidence; confidence may well have been restored, but a tremendous debt is still there, it's just been absorbed by governments that injected massive fiscal stimulus to create liquidity. We very well may encounter an environment in which volatility is punctuated by concern about what policy makers are going to do and what outcomes that may drive.

One of the significant themes we're anticipating in the months ahead is a transition from a liquidity-driven market to a "stock picker's" market. For that reason, we are less concerned with where a stock is domiciled - its geographical location - than we are in identifying what we feel are the steady-growth companies that fit our criteria for sustainable competitive advantage. We believe the way to succeed in 2010 is to spend less time on the macro view and more time on micro analysis and individual security selection. This plays very well into the investment theme that we've had in place for some time - our belief in the opportunities presented by the emerging middle class as the global economy rebalances.

Over all, we believe our flexibility to select a broad range of underlying portfolios is a strategic advantage in navigating the uncertain and potentially volatile markets in 2010. We are evaluating the global market as well as each of our underlying portfolio options as we allocate each Pathfinder Portfolio while the economy and markets continue on what appears to be a path of recovery.

As with any mutual fund, the value of each Portfolio's shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

These and other risks are more fully described in each Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Pathfinder Portfolio.

PORTFOLIO HIGHLIGHTS
Pathfinder Portfolios

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Pathfinder Aggressive - Asset Allocation

Ivy Funds VIP International Growth	16.07%
Ivy Funds VIP Bond	16.00%
Ivy Funds VIP Growth	15.36%
Ivy Funds VIP International Value	13.97%
Ivy Funds VIP Dividend Opportunities	12.17%
Ivy Funds VIP Small Cap Value	8.23%
Ivy Funds VIP Value	7.00%
Ivy Funds VIP Mid Cap Growth	5.09%
Ivy Funds VIP Small Cap Growth	3.06%
Ivy Funds VIP Mortgage Securities	2.85%
Cash and Cash Equivalents	0.20%

Pathfinder Conservative - Asset Allocation

Ivy Funds VIP Bond	38.68%
Ivy Funds VIP Money Market(1)	19.39%
Ivy Funds VIP Dividend Opportunities	17.71%
Ivy Funds VIP Growth	7.37%
Ivy Funds VIP International Growth	5.16%
Ivy Funds VIP International Value	5.13%
Ivy Funds VIP Mid Cap Growth	2.09%
Ivy Funds VIP Value	2.05%
Ivy Funds VIP Small Cap Value	1.06%
Ivy Funds VIP Small Cap Growth	1.05%
Cash and Cash Equivalents	0.31%

Pathfinder Moderate - Asset Allocation

Ivy Funds VIP Bond	27.71%
Ivy Funds VIP Dividend Opportunities	15.30%
Ivy Funds VIP International Growth	12.15%
Ivy Funds VIP Growth	10.32%
Ivy Funds VIP Money Market(1)	9.59%
Ivy Funds VIP International Value	8.06%
Ivy Funds VIP Value	5.04%
Ivy Funds VIP Small Cap Value	4.15%
Ivy Funds VIP Mid Cap Growth	4.11%
Ivy Funds VIP Small Cap Growth	2.06%
Ivy Funds VIP Mortgage Securities	0.97%
Cash and Cash Equivalents	0.54%

Pathfinder Moderately Aggressive - Asset Allocation

Ivy Funds VIP Bond	21.85%
Ivy Funds VIP Dividend Opportunities	15.30%
Ivy Funds VIP International Growth	15.17%
Ivy Funds VIP Growth	10.31%
Ivy Funds VIP International Value	10.05%
Ivy Funds VIP Small Cap Value	7.25%
Ivy Funds VIP Mid Cap Growth	5.12%
Ivy Funds VIP Value	5.03%
Ivy Funds VIP Money Market(1)	4.76%
Ivy Funds VIP Small Cap Growth	3.08%
Ivy Funds VIP Mortgage Securities	1.92%
Cash and Cash Equivalents	0.16%

Pathfinder Moderately Conservative - Asset Allocation

Ivy Funds VIP Bond	33.58%
Ivy Funds VIP Dividend Opportunities	15.48%
Ivy Funds VIP Money Market(1)	14.43%
Ivy Funds VIP International Growth	10.22%
Ivy Funds VIP Growth	9.39%
Ivy Funds VIP Value	5.09%
Ivy Funds VIP International Value	5.08%
Ivy Funds VIP Mid Cap Growth	4.15%
Ivy Funds VIP Small Cap Value	1.05%
Ivy Funds VIP Small Cap Growth	1.04%
Cash and Cash Equivalents	0.49%

(1)The percentage of investments in the underlying portfolio is currently not within the target allocation range disclosed in the Portfolio's prospectus due to market movements; this percentage is expected to change over time, and deviation from the target allocation range due to market movements is permitted by the prospectus.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Pathfinder Aggressive

(UNAUDITED)

Pathfinder Aggressive(1)	$9,395
S&P 500 Index	$8,786
Citigroup Broad Investment Grade Index	$11,045
Citigroup Short-Term Index for 1 Month Certificates of Deposit(2)	$10,270

	PATHFINDER AGGRESSIVE	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

3/4/08	10,000	10,000	10,000	10,000
6/30/08	9,903	9,713	9,961	10,094
9/30/08	8,975	8,900	9,950	10,159
12/31/08	7,618	6,947	10,512	10,237
12/31/09	9,395	8,786	11,045	10,270

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-09	23.32%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	-3.36%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)3-4-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Pathfinder Conservative

(UNAUDITED)

Pathfinder Conservative(1)	$10,060
S&P 500 Index	$8,851
Citigroup Broad Investment Grade Index	$11,041
Citigroup Short-Term Index for 1 Month Certificates of Deposit(2)	$10,270

	PATHFINDER CONSERVATIVE	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

3/13/08	10,000	10,000	10,000	10,000
6/30/08	10,052	9,786	9,957	10,094
9/30/08	9,582	8,967	9,946	10,159
12/31/08	8,906	6,999	10,508	10,237
12/31/09	10,060	8,851	11,041	10,270

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-09	12.95%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	0.33%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)3-13-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Pathfinder Moderate

(UNAUDITED)

Pathfinder Moderate(1)	$9,585
S&P 500 Index	$8,786
Citigroup Broad Investment Grade Index	$11,045
Citigroup Short-Term Index for 1 Month Certificates of Deposit(2)	$10,270

	PATHFINDER MODERATE	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

3/4/08	10,000	10,000	10,000	10,000
6/30/08	9,817	9,713	9,961	10,094
9/30/08	9,123	8,900	9,950	10,159
12/31/08	8,126	6,947	10,512	10,237
12/31/09	9,585	8,786	11,045	10,270

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-09	17.95%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	-2.29%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)3-4-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Pathfinder Moderately Aggressive

(UNAUDITED)

Pathfinder Moderately Aggressive(1)	$9,690
S&P 500 Index	$8,786
Citigroup Broad Investment Grade Index	$11,045
Citigroup Short-Term Index for 1 Month Certificates of Deposit(2)	$10,270

	PATHFINDER MODERATELY AGGRESSIVE	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

3/4/08	10,000	10,000	10,000	10,000
6/30/08	10,049	9,713	9,961	10,094
9/30/08	9,231	8,900	9,950	10,159
12/31/08	8,028	6,947	10,512	10,237
12/31/09	9,690	8,786	11,045	10,270

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-09	20.70%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	-1.71%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)3-4-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Pathfinder Moderately Conservative

(UNAUDITED)

Pathfinder Moderately Conservative(1)	$9,923
S&P 500 Index	$8,897
Citigroup Broad Investment Grade Index	$11,015
Citigroup Short-Term Index for 1 Month Certificates of Deposit(2)	$10,270

	PATHFINDER MODERATELY CONSERVATIVE	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

3/12/08	10,000	10,000	10,000	10,000
6/30/08	10,054	9,836	9,934	10,094
9/30/08	9,459	9,013	9,923	10,159
12/31/08	8,620	7,035	10,483	10,237
12/31/09	9,923	8,897	11,015	10,270

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-09	15.12%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	-0.43%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)3-12-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Pathfinder Portfolios (in thousands)

DECEMBER 31, 2009

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	1,763	$9,697
Ivy Funds VIP Dividend Opportunities	1,237	7,374
Ivy Funds VIP Growth	1,004	9,312
Ivy Funds VIP International Growth	1,300	9,740
Ivy Funds VIP International Value	551	8,469
Ivy Funds VIP Mid Cap Growth (A)	467	3,084
Ivy Funds VIP Mortgage Securities	385	1,730
Ivy Funds VIP Small Cap Growth	227	1,855
Ivy Funds VIP Small Cap Value (A)	375	4,988
Ivy Funds VIP Value	824	4,240

TOTAL AFFILIATED MUTUAL FUNDS - 99.80%		$60,489

(Cost: $63,566)

SHORT-TERM SECURITIES - 0.19%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$114	$114
(Cost: $114)

TOTAL INVESTMENT SECURITIES - 99.99%		$60,603

(Cost: $63,680)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.01%		10

NET ASSETS - 100.00%		$60,613

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$63,680

Gross unrealized appreciation	704
Gross unrealized depreciation	(3,781)

Net unrealized depreciation	$(3,077)

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	3,089	$16,990
Ivy Funds VIP Dividend Opportunities	1,304	7,779
Ivy Funds VIP Growth	349	3,237
Ivy Funds VIP International Growth	302	2,266
Ivy Funds VIP International Value	146	2,252
Ivy Funds VIP Mid Cap Growth (A)	139	919
Ivy Funds VIP Money Market	8,516	8,516
Ivy Funds VIP Small Cap Growth	56	461
Ivy Funds VIP Small Cap Value (A)	35	464
Ivy Funds VIP Value	175	902

TOTAL AFFILIATED MUTUAL FUNDS - 99.69%		$43,786

(Cost: $41,108)

SHORT-TERM SECURITIES - 0.22%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$98	$98
(Cost: $98)

TOTAL INVESTMENT SECURITIES - 99.91%		$43,884

(Cost: $41,206)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.09%		39

NET ASSETS - 100.00%		$43,923

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$41,206

Gross unrealized appreciation	2,678
Gross unrealized depreciation	––

Net unrealized appreciation	$2,678

See Accompanying Notes to Financial Statements.

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	13,622	$74,915
Ivy Funds VIP Dividend Opportunities	6,941	41,390
Ivy Funds VIP Growth	3,005	27,882
Ivy Funds VIP International Growth	4,386	32,856
Ivy Funds VIP International Value	1,416	21,774
Ivy Funds VIP Mid Cap Growth (A)	1,680	11,099
Ivy Funds VIP Money Market	25,909	25,909
Ivy Funds VIP Mortgage Securities	580	2,609
Ivy Funds VIP Small Cap Growth	681	5,568
Ivy Funds VIP Small Cap Value (A)	844	11,210
Ivy Funds VIP Value	2,648	13,623

TOTAL AFFILIATED MUTUAL FUNDS - 99.46%		$268,835

(Cost: $253,490)

SHORT-TERM SECURITIES - 0.70%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$1,904	$1,904
(Cost: $1,904)

TOTAL INVESTMENT SECURITIES - 100.16%		$270,739

(Cost: $255,394)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.16%)		(450)

NET ASSETS - 100.00%		$270,289

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$255,394

Gross unrealized appreciation	15,345
Gross unrealized depreciation	––

Net unrealized appreciation	$15,345

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	11,984	$65,908
Ivy Funds VIP Dividend Opportunities	7,744	46,183
Ivy Funds VIP Growth	3,354	31,122
Ivy Funds VIP International Growth	6,109	45,763
Ivy Funds VIP International Value	1,971	30,317
Ivy Funds VIP Mid Cap Growth (A)	2,340	15,463
Ivy Funds VIP Money Market	14,362	14,362
Ivy Funds VIP Mortgage Securities	1,289	5,793
Ivy Funds VIP Small Cap Growth	1,139	9,305
Ivy Funds VIP Small Cap Value (A)	1,647	21,878
Ivy Funds VIP Value	2,951	15,183

TOTAL AFFILIATED MUTUAL FUNDS - 99.84%		$301,277

(Cost: $284,617)

SHORT-TERM SECURITIES - 0.06%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$169	$169
(Cost: $169)

TOTAL INVESTMENT SECURITIES - 99.90%		$301,446

(Cost: $284,786)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.10%		310

NET ASSETS - 100.00%		$301,756

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$284,786

Gross unrealized appreciation	16,660
Gross unrealized depreciation	––

Net unrealized appreciation	$16,660

See Accompanying Notes to Financial Statements.

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	5,633	$30,981
Ivy Funds VIP Dividend Opportunities	2,395	14,283
Ivy Funds VIP Growth	933	8,660
Ivy Funds VIP International Growth	1,259	9,433
Ivy Funds VIP International Value	305	4,688
Ivy Funds VIP Mid Cap Growth (A)	579	3,825
Ivy Funds VIP Money Market	13,312	13,312
Ivy Funds VIP Small Cap Growth	117	959
Ivy Funds VIP Small Cap Value (A)	73	966
Ivy Funds VIP Value	913	4,695

TOTAL AFFILIATED MUTUAL FUNDS - 99.51%		$91,802

(Cost: $86,252)

SHORT-TERM SECURITIES - 0.20%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$189	$189
(Cost: $189)

TOTAL INVESTMENT SECURITIES - 99.71%		$91,991

(Cost: $86,441)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.29%		262

NET ASSETS - 100.00%		$92,253

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$86,481

Gross unrealized appreciation	5,510
Gross unrealized depreciation	––

Net unrealized appreciation	$5,510

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Asset Strategy

(UNAUDITED)

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of Ivy Funds VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2009. Mr. Avery has managed the Portfolio for 13 years and has 31 years of industry experience. Mr. Caldwell has managed the Portfolio for three years and he has 12 years of industry experience.

Michael L. Avery

Ryan F. Caldwell

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Asset Strategy	25.04%
Benchmark(s)/Lipper Category

S&P 500 Index	26.47%
(generally reflects the performance of large- and medium-sized U.S. stocks)

Citigroup Broad Investment Grade Index	5.06%
(generally reflects the performance of the bond market)

Citigroup Short-Term Index for 1-month Certificates of Deposit	0.32%
(generally reflects cash)

Lipper Variable Annuity Flexible Portfolio Funds Universe Average	18.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

A year of highs, lows for global markets

At the time of our last annual report to you, the global financial system tottered on the edge of collapse as the burgeoning credit crisis in the United States served as the catalyst for the greatest worldwide recession since the 1930s. The malaise continued into 2009, as America's balance sheet recession deepened, home prices plummeted and unemployment spiraled. And then we witnessed the seminal event of the year; On March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 declined to 666.79, falling another 25 percent from the end of 2008 and recording losses of more than 50 percent from their 2007 peaks. This ultimately proved to be the turning point.

Since then, due to massive stimulus implemented by governments in many developed economies, markets rallied impressively. Investment banks, particularly those that had received TARP assistance, began predicting a positive first quarter, which in turn sparked a reversal in investor sentiment. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. In April, all capitalization segments of stocks recorded double-digit gains, and eight of the nine market sectors in the broad-based Russell 3000 Index were in positive territory. By May, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities, and the S&P 500 completed its third consecutive months of gains. Global stocks fared even better due to renewed strength in developed markets and a powerful rise in emerging markets. The upward trajectory continued through the summer months.

During the third quarter of 2009, and for the first time in more than a year, U.S. gross domestic product registered growth, and the final quarter of 2009 saw improvements in rising home sales, better retail sales, less-negative employment trends and continued low interest rates. Manufacturing indices from Europe to Asia showed positive momentum, reflecting a potentially broad manufacturing recovery. Auto sales in places such as China surged as a burgeoning middle class there demonstrated its growing buying power. Strong investment in infrastructure also recovered, as did prices of commodities that support infrastructure build out.

The U.S. stock market's breathtaking decline and subsequent recovery were mirrored by the bond market, which staged its own roller coaster ride. When 2009 opened, the credit markets were virtually frozen and investors sought the relative safety of U.S Treasuries, ultimately driving the yield curve to nearly unprecedented levels. As the year progressed and investors' risk tolerance returned to more normal levels, demand for corporate bonds increased, driving their prices higher and weighing on yields. During the 12 months, both taxable and municipal bonds returned more than 13 percent. At the same time, low interest rates had a negative effect on short-term instruments, such as money market funds.

As 2009 wound to a close, stock indices hit new recovery highs; the S&P 500 Index surged more than 65 percent from its March 2009 lows to record a 26.47 percent gain. Many global markets did even better; the all-country MSCI EAFE Index ended the year with an annual gain of more than 32 percent. The Hang Seng Hong Kong Index returned 53.94 percent, while MSCI's emerging market index surged nearly 110 percent since early March.

A responsive, yet steadfast approach

Our strategies during the year were taken to some extent in response to market events.

We entered the year cautious and with a largely defensive posture. The Portfolio's cash weighting was certainly much higher in the early part of the year than it was at the end. We view cash as not only defensive, but as a form of hedge that enables us to capitalize on opportunities as they present themselves. We also had a large hedge on the equities portion of the Portfolio and increased its fixed-income exposure from essentially zero at the start of the year to about 13 percent by the end of the first quarter.

As the second quarter opened and investor confidence grew, we began reducing cash and fixed income and increasing allocations into equities we believed were likely to benefit from continued economic recovery in China. We favored banks, insurance companies and consumer/industrial companies we felt were likely to benefit from China's stimulus actions. It was a strategy that worked well for the Portfolio, as a number of these securities emerged as top contributors for the period. In general, we believe China's stimulus programs are more likely to be effective than fiscal stimulus efforts in the United States. Unlike their American counterparts, Asian consumers not only have healthier balance sheets but are also enjoying rising incomes. We think they're more likely than not to increase their use of financial leverage. In retrospect, despite our actions, we likely were a little too defensive in the second quarter and missed a bit of the growth out of the gate when sentiment abruptly turned.

The second half of the year was largely positive. The equity portion of the Portfolio, which remained focused on the emerging middle class, was the primary driver of gains in the third quarter. We maintained a low fixed-income weighting and continued to reduce the Portfolio's cash position. Sectors in which the Portfolio was most heavily concentrated included consumer discretionary, financials, property, information technology and entertainment, on the premise that they offer the greatest potential, despite a de-leveraging cycle on the part of the consumer.

Two events worth noting occurred in the final quarter of the year - the most important, in our view, was the evolving strength of the dollar. This was driven by improving investor sentiment, and the tendency for investment managers and investors who did well in 2009, particularly outside the United States, to rebalance their portfolios at year end and bring those profits home. This created a bit of a headwind for the Portfolio due to its hefty stake in gold bullion (15.33% of net assets as of 12/31/09), long a source of significant contribution, which pulled back as the dollar gained in strength versus foreign currencies.

The other event was the global response to an $80 billion debt default in Dubai, when the state-owned Dubai World development company asked for more time to pay its debts. The event, which initially shook global markets, served both as a harsh reminder that though the credit crisis may be forgotten, it's not gone, and re-ignited concerns about the economic dire straits facing some of the weakest European countries - namely, Portugal, Ireland, Italy, Greece and Spain.

A volatile year, credit concerns persist

We believe 2010 will likely be a volatile year for investors, due largely to concerns about sovereign credit risk. What we went through 18 months ago was a crisis of confidence; confidence may well have been restored, but a tremendous debt is still there, it's just been absorbed by governments that injected massive fiscal stimulus to create liquidity. We very well may encounter an environment in which volatility is punctuated by concern about what policy makers are going to do and what outcomes that may drive.

As we mentioned earlier, the Portfolio has benefited greatly due to its heavy stake in gold bullion, which has remained steady at around 15 percent of assets. We may pare this stake down a bit, due to the extent that the market in general is on board with the notion of gold as a currency play. In addition, when people are concerned about sovereign credit, the dollar has often become more attractive - a trend we witnessed in late 2009. We believe that we may see even more flight to the dollar in 2010. With respect to fixed income, although these products have outperformed equities over the last decade, we don't believe this trend to be sustainable. In our view, corporate bond spreads are tight and likely to grow tighter, and we think Treasuries are range bound, so equities simply look more attractive. We do not anticipate any near-term moves into that arena.

One of the significant themes we're anticipating in the months ahead is a transition from a liquidity-driven market to a "stock picker's" market. For that reason, we are less concerned with how the Portfolio is domiciled - its geographical exposure - than we are in identifying what we feel are the steady-growth companies that fit our criteria for sustainable competitive advantage. We believe the way to succeed in 2010 is to spend less time on the macro view and more time on micro analysis and individual security selection. This plays very well into the investment theme that's been in place in the Portfolio's management for some time - our belief in the opportunities presented by the emerging middle class as the global economy rebalances. As we have discussed previously, we have been and remain heavily focused on China, with nearly a quarter of the Portfolio's assets currently invested there, and which we think remains very attractive despite concerns about inflation. We believe the Portfolio is very well positioned to take advantage of China's burgeoning growth.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk, so the Portfolio's net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Asset Strategy.

PORTFOLIO HIGHLIGHTS
Asset Strategy

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	78.23%
Financials	21.24%
Information Technology	20.22%
Consumer Discretionary	12.39%
Energy	8.60%
Materials	6.42%
Industrials	5.02%
Consumer Staples	2.96%
Telecommunication Services	0.89%
Health Care	0.49%
Bullion (Gold)	15.33%
Bonds	0.95%
Corporate Debt Securities	0.69%
United States Government and Government Agency Obligations	0.26%
Cash and Cash Equivalents	5.49%

Bond Portfolio Characteristics

Average maturity	1.4 years
Effective duration	-0.4 years
Weighted average bond rating	AA+

Country Weightings

Pacific Basin	41.43%
China	17.52%
Taiwan	6.86%
South Korea	5.63%
Hong Kong	5.41%
India	4.76%
Other Pacific Basin	1.25%
North America	22.45%
United States	22.33%
Other North America	0.12%
Bullion (Gold)	15.33%
Europe	11.03%
United Kingdom	5.05%
Other Europe	5.98%
South America	3.38%
Other	0.89%
Cash and Cash Equivalents	5.49%

Top 10 Equity Holdings

Company	Country	Sector
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	Information Technology
China Life Insurance Company Limited, H Shares	China	Financials
Industrial and Commercial Bank of China (Asia) Limited	China	Financials
Wynn Resorts, Limited	United States	Consumer Discretionary
Hyundai Motor Company	South Korea	Consumer Discretionary
QUALCOMM Incorporated	United States	Information Technology
Samsung Electronics Co., Ltd.	South Korea	Information Technology
Standard Chartered PLC	United Kingdom	Financials
Visa Inc., Class A	United States	Information Technology
Sands China Ltd.	China	Consumer Discretionary
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Asset Strategy

(UNAUDITED)

Asset Strategy(1)	$28,736
S&P 500 Index	$ 9,083
Citigroup Broad Investment Grade Index	$18,724
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$13,721
Lipper Variable Annuity Flexible Portfolio Funds Universe Average	$16,161

Date	ASSET STRATEGY	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT	LIPPER VA FLEXIBLE PORTFOLIO FUNDS

12/31/99	10,000	10,000	10,000	10,000	10,000
12/31/00	12,253	9,082	11,159	10,653	11,228
12/31/01	11,033	8,000	12,110	11,094	11,170
12/31/02	11,395	6,232	13,332	11,293	10,506
12/31/03	12,703	8,022	13,892	11,428	12,721
12/31/04	14,392	8,895	14,514	11,590	13,883
12/31/05	17,886	9,332	14,887	11,975	14,660
12/31/06	21,489	10,806	15,532	12,591	16,120
12/31/07	30,969	11,400	16,653	13,272	17,179
12/31/08	22,981	7,182	17,822	13,677	13,638
12/31/09	28,736	9,083	18,724	13,721	16,161

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	25.04%
5-year period ended 12-31-09	14.83%
10-year period ended 12-31-09	11.13%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Asset Strategy (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Apparel Retail - 0.21%
Belle International Holdings Limited (A)	1,953	$2,263

Automobile Manufacturers - 3.08%
Hyundai Motor Company (A)(B)	326	33,724

Biotechnology - 0.49%
Vertex Pharmaceuticals Incorporated (B)	125	5,369

Casinos & Gaming - 5.99%
Sands China Ltd. (A)(B)(C)	19,288	23,533
Wynn Macau, Limited (A)(B)(C)	1,731	2,132
Wynn Macau, Limited (A)(B)	4,113	5,066
Wynn Resorts, Limited (B)	600	34,920
		65,651
Coal & Consumable Fuels - 1.25%
China Shenhua Energy Company Limited, H Shares (A)	2,825	13,711

Communications Equipment - 3.07%
QUALCOMM Incorporated	726	33,592

Computer Hardware - 2.64%
Acer Incorporated (A)	412	1,236
Apple Inc. (B)	110	23,237
Lenovo Group Limited (A)	7,192	4,457
		28,930
Construction & Engineering - 1.91%
China Communications Construction Company Limited, H Shares (A)	2,233	2,122
Larsen & Toubro Limited (A)	520	18,722
		20,844
Construction & Farm Machinery & Heavy Trucks - 1.12%
Komatsu Ltd. (A)	588	12,309

Construction Materials - 0.21%
Holcim Ltd, Registered Shares (A)(B)	15	1,181
Lafarge (A)	13	1,071
		2,252
Data Processing & Outsourced Services - 3.17%
Redecard S.A. (A)	648	10,785
Visa Inc., Class A	273	23,903
		34,688
Distributors - 1.06%
Li & Fung Limited (A)	2,796	11,561

Diversified Banks - 10.69%
Banco Santander (Brasil) S.A., Units (A)(C)	876	12,027
HDFC Bank Limited (A)	257	9,368
ICICI Bank Limited (A)	688	12,889
Industrial and Commercial Bank of China (Asia) Limited (A)	59,674	49,145
Standard Chartered PLC (A)	1,081	27,293
Standard Chartered PLC (A)(C)	250	6,309
		117,031
Diversified Metals & Mining - 3.34%
Companhia Vale de Rio Doce, ADR	281	8,152
Southern Copper Corporation	422	13,877
Xstrata plc (A)	822	14,661
		36,690
Education Services - 0.54%
New Oriental Education & Technology Group Inc., ADR (B)	78	5,927

Fertilizers & Agricultural Chemicals - 1.38%
Monsanto Company	184	15,061

Heavy Electrical Equipment - 0.71%
ALSTOM (A)	112	7,802

Hotels, Resorts & Cruise Lines - 1.51%
Ctrip.com International, Ltd. (B)	76	5,439
Starwood Hotels & Resorts Worldwide, Inc.	303	11,084
		16,523
Household Products - 0.65%
Reckitt Benckiser Group plc (A)	132	7,167

Integrated Oil & Gas - 1.03%
China Petroleum & Chemical Corporation, H Shares (A)	12,782	11,261

IT Consulting & Other Services - 1.15%
Accenture plc, Class A	302	12,537

Life & Health Insurance - 4.61%
China Life Insurance Company Limited, H Shares (A)	10,323	50,514

Mortgage REITs - 1.54%
Annaly Capital Management, Inc.	970	16,825

Oil & Gas Drilling - 1.04%
SeaDrill Limited (A)	447	11,368

Oil & Gas Equipment & Services - 3.64%
Halliburton Company	668	20,113
Schlumberger Limited	215	13,962
Weatherford International Ltd. (B)	326	5,833
		39,908
Oil & Gas Exploration & Production - 1.64%
CNOOC Limited (A)	11,491	17,902

Packaged Foods & Meats - 0.39%
BRF - Brasil Foods S.A. (A)(C)	163	4,256

Personal Products - 0.78%
Hengan International Group Company Limited (A)	1,156	8,559

Real Estate Development - 0.92%
China Overseas Land & Investment Limited (A)	3,285	6,884
China Resources Land Limited (A)	1,408	3,169
		10,053
Real Estate Operating Companies - 0.84%
Renhe Commercial Holdings Company Limited (A)(C)	40,686	9,203

Semiconductors - 10.19%
MediaTek Incorporation (A)	1,134	19,709
PMC-Sierra, Inc. (B)	1,121	9,704
Samsung Electronics Co., Ltd. (A)	41	27,909
Taiwan Semiconductor Manufacturing Company Ltd. (A)	26,929	54,276
		111,598
Specialized Finance - 1.67%
Hong Kong Exchanges and Clearing Limited (A)	1,027	18,264

Steel - 1.49%
ARCELORMITTAL (A)	357	16,308

Thrifts & Mortgage Finance - 0.84%
HOUSING DEVELOPMENT FINANCE CORPORATION LIMITED (A)	161	9,190

Tobacco - 1.14%
Philip Morris International Inc.	257	12,385

Trucking - 1.28%
A.P. Moller-Maersk A/S (A)(C)	1	6,323
A.P. Moller-Maersk A/S (A)	1	7,729
		14,052
Wireless Telecommunication Service - 0.89%
MTN Group Limited (A)	612	9,741

TOTAL COMMON STOCKS - 78.10%		$855,019

(Cost: $711,310)

INVESTMENT FUNDS - 0.13%

Multiple Industry
Vietnam Azalea Fund Limited (B)(E)(F)	300	$1,392
(Cost: $1,982)

CORPORATE DEBT SECURITIES	Principal

Beverage / Bottling - 0.05%
Companhia Brasileira de Bebidas,
10.500%, 12-15-11	$500	576

Building Products - 0.03%
Desarrolladora Homex, S.A. de C.V.,
7.500%, 9-28-15	327	311

Consumer Products / Tobacco - 0.10%
Central European Distribution Corporation,
8.000%, 7-25-12 (D)(G)	EUR720	1,074

Finance Companies - 0.19%
C5 Capital (SPV) Limited,
6.196%, 12-31-49 (C)(H)	$1,500	1,027
Toyota Motor Credit Corporation,
1.320%, 1-18-15 (H)	1,050	1,043
		2,070
Forest Products - 0.05%
Sino-Forest Corporation,
10.250%, 7-28-14 (C)	475	518

Metals / Mining - 0.16%
Vedanta Resources plc,
6.625%, 2-22-10 (C)	1,800	1,804

Utilities - 0.11%
CESP - Companhia Energetica de Sao Paulo,
9.750%, 1-15-15 (D)(G)	BRL1,800	1,211

TOTAL CORPORATE DEBT SECURITIES - 0.69%		$7,564

(Cost: $7,349)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 0.26%

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (I)
5.500%, 9-15-17	$3,163	293
5.000%, 11-15-17	262	23
5.000%, 4-15-19	556	53
5.000%, 4-15-19	274	25
5.000%, 11-15-22	264	17
5.500%, 3-15-23	535	76
5.000%, 5-15-23	488	47
5.000%, 8-15-23	380	40
5.000%, 9-15-24	75	––	*
5.500%, 9-15-24	11	––	*
5.500%, 4-15-25	108	6
5.500%, 4-15-25	65	1
5.000%, 9-15-25	154	1
5.500%, 10-15-25	1,252	201
5.000%, 4-15-26	452	7
5.000%, 10-15-28	459	29
5.500%, 2-15-30	261	13
5.000%, 8-15-30	474	23
5.500%, 3-15-31	450	31
6.000%, 11-15-35	709	115
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (I)
5.500%, 11-25-17	52	––	*
5.000%, 5-25-22	284	25
5.000%, 7-25-23	1,560	203
5.000%, 8-25-23	467	48
5.000%, 11-25-23	576	60
5.000%, 9-25-30	587	47
5.500%, 6-25-33	662	100
5.500%, 8-25-33	925	132
5.500%, 4-25-34	1,554	238
5.500%, 11-25-36	2,082	303
Government National Mortgage Association Agency REMIC/CMO (Interest Only): (I)
5.000%, 1-20-30	873	50
5.000%, 6-20-31	1,033	103
5.500%, 3-20-32	602	75
5.000%, 7-20-33	314	31
5.500%, 11-20-33	1,242	113
5.500%, 6-20-35	946	144
5.500%, 7-20-35	489	75
5.500%, 7-20-35	318	34
5.500%, 10-16-35	458	80
(Cost: $3,791)		$2,862

BULLION - 15.33%	Troy Ounce

Gold	153	$167,853
(Cost: $134,846)

SHORT-TERM SECURITIES	Principal

Commercial Paper (J) - 6.27%
American Honda Finance Corp.,
0.150%, 1-13-10	$ 5,000	5,000
GlaxoSmithKline Finance plc,
0.110%, 1-20-10	8,000	7,999
Kitty Hawk Funding Corp.,
0.140%, 1-6-10	5,000	5,000
Kraft Foods Inc.,
0.070%, 1-4-10	1,082	1,082
Nestle Finance International Ltd.,
0.110%, 1-19-10	5,000	5,000
Societe Generale N.A. Inc.,
0.010%, 1-4-10	41,608	41,607
Volkswagen of America Inc.,
0.280%, 1-15-10	2,900	2,900
		68,588
Master Note - 0.31%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (K)	3,438	3,438

TOTAL SHORT-TERM SECURITIES - 6.58%		$72,026

(Cost: $72,026)

TOTAL INVESTMENT SECURITIES - 101.09%		$1,106,716

(Cost: $931,304)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.09%)		(11,955)

NET ASSETS - 100.00%		$1,094,761

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2009:
Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

Buy	Australian Dollar	Bank of America NT & SA	24,700	1-21-10	$2,624	$––
Sell	British Pound	Deutsche Bank AG	36,300	3-18-10	785	––
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	214,600	9-15-10	––	299
Buy	Chinese Yuan Renminbi	Citibank, N.A.	62,400	10-25-10	––	228
Buy	Euro	Deutsche Bank AG	6,300	8-25-10	––	8
Sell	Euro	Citibank, N.A.	16,600	3-18-10	337	––
Sell	Euro	Deutsche Bank AG	4,600	5-27-10	262	––
Sell	Euro	Deutsche Bank AG	9,200	5-27-10	––	25
Sell	Japanese Yen	Bank of America NT & SA	1,824,651	1-21-10	––	68
Sell	Japanese Yen	Deutsche Bank AG	1,014,318	12-13-10	624	––
Sell	Japanese Yen	Citibank, N.A.	960,000	12-20-10	401	––
Buy	Norwegian Krone	Citibank, N.A.	34,181	10-20-10	84	––
Buy	Norwegian Krone	Citibank, N.A.	25,309	10-20-10	––	114
Sell	South African Rand	Deutsche Bank AG	68,700	3-18-10	––	59
Buy	Swedish Krona	Deutsche Bank AG	140,277	5-27-10	––	390
Buy	Swedish Krona	Deutsche Bank AG	16,500	12-13-10	44	––
Buy	Swedish Krona	Deutsche Bank AG	66,000	12-13-10	––	66
Sell	Swiss Franc	Deutsche Bank AG	9,500	8-25-10	––	174
Sell	Swiss Franc	Bank of America NT & SA	4,500	10-20-10	57	––
Sell	Swiss Franc	Bank of America NT & SA	6,000	10-20-10	––	87

					$5,218	$1,518

*Not shown due to rounding.

(A)Listed on an exchange outside the United States.

(B)No dividends were paid during the preceding 12 months.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $67,132 or 6.13% of net assets.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $2,285 or 0.21% of net assets.

(E)Illiquid restricted security. At December 31, 2009, the following restricted security was owned:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6-14-07 to 1-28-09	300	$1,982	$1,392

    The total value of this security represented approximately 0.13% of net assets at December 31, 2009.

(F)Deemed to be an affiliate due to the Portfolio owning at least 5% of the voting securities. The Portfolio and other mutual funds managed by its investment manager, Waddell & Reed Investment Management Company, or other related parties together own 30% of the outstanding shares of this security at December 31, 2009.

(G)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real and EUR - Euro).

(H)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(I)Amount shown in principal column represents notional amount for computation of interest.

(J)Rate shown is the yield to maturity at December 31, 2009.

(K)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
CMO = Collateralized Mortgage Obligation
REIT = Real Estate Investment Trust
REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	22.33%
China	17.52%
Taiwan	6.86%
South Korea	5.63%
Hong Kong	5.41%
United Kingdom	5.05%
India	4.76%
Brazil	3.38%
Luxembourg	1.49%
Denmark	1.28%
Ireland	1.15%
Japan	1.12%
Norway	1.04%
South Africa	0.89%
France	0.81%
Vietnam	0.13%
Mexico	0.12%
Switzerland	0.11%
Poland	0.10%
Other+	20.82%
+Includes gold bullion, cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$935,694
Gross unrealized appreciation	179,395
Gross unrealized depreciation	(8,373)
Net unrealized appreciation	$171,022

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Balanced

(UNAUDITED)

Below, Cynthia P. Prince-Fox, portfolio manager of Ivy Funds VIP Balanced, discusses positioning, performance and results for the fiscal year ended December 31, 2009. She has managed the Portfolio for 15 years and has 26 years of industry experience.

Cynthia P. Prince-Fox

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Balanced	13.23%

Benchmark(s)/Lipper Category
S&P 500 Index	26.47%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Treasury/Government Sponsored/Credit Index	4.46%
(generally reflects the performance of the government bond market)
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	24.56%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Lower-quality stocks rallied, quality lagged

The Ivy Funds VIP Balanced underperformed for the year primarily due to stock selection versus sector selection. Some of the Portfolio's underperformance can be traced to the market environment in which lower-quality stocks outperformed higher-quality stocks, which is where we have traditionally positioned the Portfolio over the long-term. Additionally, we were overweight in traditional defensive sectors such as consumer staples and health care. These holdings served us well during the financial crisis but substantially lagged the rebound in sectors that had been hit the hardest. Within our fixed-income holdings, we were primarily in government Treasuries and highly rated corporate bonds, both of which trailed lower-rated bonds for most of the year. Lastly, we did carry cash early in the year, which was a drag on performance when the markets started to rebound off the March bottom. Cash was our strongest defense during the financial crisis that hit its crescendo in March with the S&P 500 hitting a low of 667 before rebounding. As we put our cash to work, we remained focused on companies that we felt were well-positioned to weather further economic fallout in the event that credit availability remained challenged.

Technology and consumer discretionary helped performance

Our top contributors (on an absolute basis) for the year were populated by our technology positions as six of our top 10 performers were in this sector. The technology sector turned in the best performance for the year, up over 60 percent on a year-to-date basis. Apple Inc. was our lead contributor. As we have commented in past commentaries, the rapid growth of new mobile devices is moving beyond the simply "better devices on better networks" of the last two years. For now, Apple's iTunes/AppStore is the dominant mobile applications set, with more than 100,000 applications available. The second best sector was consumer discretionary. Cosmetics leader Estee Lauder Companies Inc. (The) was a top contributor to performance as the company cut costs under new leadership and appears set to benefit from recent signs of an improving operating environment in key areas, such as travel, retail, emerging markets and restocking of department store inventories in the U.S.

Another holding that had a positive overall impact on performance was Ford Motor Company. In some ways Ford is symbolic of what corporate America has been dealing with over the past several years. It came into this downturn with a heavily leveraged balance sheet, only to watch the annualized selling rate of autos collapse by 35 percent. However, in the same year that we witnessed the near collapse of General Motors and Chrysler, Ford turned in a profit for the third quarter, gained market share and had a 33 percent increase in sales in the final month of the year. They were able to produce these results because of aggressive moves to refocus the company to be a world competitor. This will be critical in the globalization race, as China surpassed the United States as the largest car maker in the world with 13.5 million cars sold in 2009.

Financials, utilities hamper performance

The biggest detractors to performance were in financials and utilities. The financial group rallied significantly off the March lows, turning in double digit gains in both the second and third quarters. Some of our larger positions in the trust banks and insurance stocks lagged the initial rally in March, primarily because they had held up well during the crisis. As we began the year our interest was in owning the financial institutions that we believed would be the survivors and that remains our focus as we head into 2010. In utilities our largest holding was Exelon Corporation, which was hit by lower power prices and volumes. We continue to maintain our position as we believe the company has the most leverage to a power price recovery and would also benefit from passage of federal climate change regulation.

We began 2009 with a euphoria associated with a new American president. This wore off quickly as the state of our economy and the procession of bad news coming out of corporate America overwhelmed the change in command. As we moved through the year, markets focused on the $800 billion stimulus package and the role it was playing in restoring the credit markets. Junk bond yields plunged from their all time high as did other credit spreads, providing a very positive backdrop for equities.

Recovery continues

Given the rally in equity markets in 2009, we expect returns to be more muted in 2010 as countries and economies continue to work through the lasting effects of the global financial crisis. While uncertainties remain, we do not think that improved sentiment is the only driving factor behind the current rebound. Across numerous industries we have seen corporate earnings improve on the back of cost cutting efforts. We feel that this should open the door for powerful earnings growth when top line sales recover. We believe that one of the key drivers of markets from here is the speed and extent to which we see a recovery in top line growth.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Balanced.

PORTFOLIO HIGHLIGHTS
Balanced

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	72.09%
Information Technology	14.44%
Consumer Staples	11.16%
Consumer Discretionary	11.04%
Financials	10.40%
Health Care	8.25%
Industrials	7.17%
Energy	6.70%
Utilities	1.47%
Materials	1.46%
Bonds	25.74%
Corporate Debt Securities	12.87%
United States Government and Government Agency Obligations	12.66%
Other Government Securities	0.21%
Cash and Cash Equivalents	2.17%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
JPMorgan Chase & Co.	Financials
Colgate-Palmolive Company	Consumer Staples
Cisco Systems, Inc.	Information Technology
Microchip Technology Incorporated	Information Technology
PepsiCo, Inc.	Consumer Staples
Hewlett-Packard Company	Information Technology
Emerson Electric Co.	Industrials
DENTSPLY International Inc.	Health Care
Travelers Companies, Inc. (The)	Financials

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings

Bond Portfolio Characteristics

Average maturity	4.6 years
Effective duration	3.7 years
Weighted average bond rating	AA+

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Balanced

(UNAUDITED)

Balanced(1)	$14,218
S&P 500 Index	$9,083
Citigroup Treasury/Government Sponsored/Credit Index	$18,641
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	$12,023

	BALANCED	S&P 500 INDEX	CITIGROUP TREASURY/ GOVT SPONSORED/ CREDIT INDEX	LIPPER VA MIXED-ASSET TARGET ALLOC GROWTH FUNDS

12/31/99	10,000	10,000	10,000	10,000
12/31/00	10,714	9,082	11,175	9,916
12/31/01	10,078	8,000	12,144	9,336
12/31/02	9,230	6,232	13,457	8,105
12/31/03	10,992	8,022	14,108	9,842
12/31/04	11,974	8,895	14,722	10,786
12/31/05	12,574	9,332	15,087	11,469
12/31/06	13,984	10,806	15,667	12,835
12/31/07	15,895	11,400	16,823	13,740
12/31/08	12,558	7,182	17,845	9,652
12/31/09	14,218	9,083	18,641	12,023

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	13.23%
5-year period ended 12-31-09	3.50%
10-year period ended 12-31-09	3.58%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Balanced (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value
Aerospace & Defense - 1.37%
Honeywell International Inc.	126	$4,947

Apparel Retail - 0.81%
Urban Outfitters, Inc. (A)	84	2,922

Apparel, Accessories & Luxury Goods - 1.25%
V.F. Corporation	62	4,512

Auto Parts & Equipment - 0.96%
BorgWarner Inc.	104	3,465

Automobile Manufacturers - 0.85%
Ford Motor Company (A)	306	3,064

Biotechnology - 1.72%
Gilead Sciences, Inc. (A)	143	6,193

Casinos & Gaming - 1.15%
Wynn Resorts, Limited (A)	71	4,134

Communications Equipment - 4.04%
Cisco Systems, Inc. (A)	374	8,951
QUALCOMM Incorporated	122	5,621
		14,572
Computer Hardware - 5.01%
Apple Inc. (A)	46	9,699
Hewlett-Packard Company	164	8,427
		18,126
Data Processing & Outsourced Services - 1.02%
Paychex, Inc.	120	3,668

Department Stores - 1.21%
Macy's Inc.	261	4,379

Distillers & Vintners - 1.32%
Brown-Forman Corporation, Class B	89	4,768

Diversified Chemicals - 1.46%
Dow Chemical Company (The)	191	5,269

Electric Utilities - 1.47%
Exelon Corporation	109	5,317

Electrical Components & Equipment - 2.16%
Emerson Electric Co.	183	7,800

Footwear - 0.94%
NIKE, Inc., Class B	52	3,403

General Merchandise Stores - 0.91%
Target Corporation	68	3,289

Health Care Supplies - 2.07%
DENTSPLY International Inc.	213	7,474

Home Improvement Retail - 1.70%
Home Depot, Inc. (The)	212	6,132

Hotels, Resorts & Cruise Lines - 1.26%
Carnival Corporation (A)	65	2,050
Hyatt Hotels Corporation, Class A (A)	83	2,481
		4,531
Household Products - 2.52%
Colgate-Palmolive Company	111	9,078

Industrial Conglomerates - 0.91%
Textron Inc.	175	3,292

Industrial Machinery - 1.29%
Illinois Tool Works Inc.	97	4,641

Integrated Oil & Gas - 2.19%
ConocoPhillips	78	3,983
Exxon Mobil Corporation	58	3,931
		7,914
Investment Banking & Brokerage - 0.61%
Lazard Group LLC	58	2,198

Oil & Gas Equipment & Services - 3.59%
Halliburton Company	164	4,944
National Oilwell Varco, Inc.	59	2,610
Schlumberger Limited	83	5,402
		12,956
Oil & Gas Exploration & Production - 0.92%
XTO Energy Inc.	71	3,304

Other Diversified Financial Services - 4.03%
Bank of America Corporation	336	5,057
JPMorgan Chase & Co.	228	9,485
		14,542
Packaged Foods & Meats - 0.69%
Hershey Foods Corporation	70	2,505

Personal Products - 1.64%
Estee Lauder Companies Inc. (The), Class A	122	5,910

Pharmaceuticals - 4.46%
Abbott Laboratories	122	6,609
Allergan, Inc.	85	5,343
Johnson & Johnson	65	4,167
		16,119
Property & Casualty Insurance - 3.66%
Berkshire Hathaway Inc., Class B (A)	2	6,243
Travelers Companies, Inc. (The)	140	6,956
		13,199
Railroads - 1.44%
Union Pacific Corporation	82	5,214

Real Estate Management & Development - 0.39%
CB Richard Ellis Group, Inc., Class A (A)	105	1,423

Regional Banks - 1.71%
PNC Financial Services Group, Inc. (The)	117	6,187

Semiconductors - 2.46%
Microchip Technology Incorporated	306	8,884

Soft Drinks - 3.90%
Coca-Cola Company (The)	92	5,232
PepsiCo, Inc.	146	8,870
		14,102
Systems Software - 1.91%
Microsoft Corporation	226	6,882

Tobacco - 1.09%
Philip Morris International Inc.	81	3,923

TOTAL COMMON STOCKS - 72.09%		$260,238
(Cost: $210,466)

CORPORATE DEBT SECURITIES	Principal
Agricultural Products - 0.43%
Archer-Daniels-Midland Company,
7.000%, 2-1-31	$1,350	1,538

Automobile Manufacturers - 0.70%
Ford Motor Company, Convertible,
4.250%, 11-15-16	2,000	2,508

Banking - 0.57%
JPMorgan Chase & Co.:
4.650%, 6-1-14	1,000	1,053
7.900%, 4-29-49 (B)	500	516
U.S. BANCORP,
4.200%, 5-15-14	500	519
		2,088
Beverage / Bottling - 0.29%
Anheuser-Busch InBev Worldwide Inc.:
3.000%, 10-15-12 (C)	500	502
5.375%, 11-15-14 (D)	500	530
		1,032
Communications Equipment - 0.58%
Cisco Systems, Inc.,
5.250%, 2-22-11	2,000	2,099

Construction & Farm Machinery & Heavy Trucks - 0.22%
John Deere Capital Corporation,
5.250%, 10-1-12	750	810

Consumer Finance - 0.12%
American Express Credit Corporation,
5.125%, 8-25-14	400	421

Department Stores - 0.58%
Kohl's Corporation,
6.300%, 3-1-11	2,000	2,103

Distillers & Vintners - 0.56%
Diageo Capital plc,
4.375%, 5-3-10	2,000	2,028

Diversified Banks - 0.36%
Wells Fargo Bank, N.A.,
7.550%, 6-21-10	1,250	1,291

Electric - 0.48%
Hydro-Quebec,
8.000%, 2-1-13	1,500	1,716

Food Processors - 0.35%
Cargill, Inc.,
6.375%, 6-1-12 (D)	1,150	1,253

Food Retail - 0.61%
Kroger Co. (The),
6.200%, 6-15-12	2,000	2,178

Home Improvement Retail - 0.57%
Home Depot, Inc. (The),
5.200%, 3-1-11	2,000	2,075

Industrial Conglomerates - 0.10%
Textron Inc.,
6.200%, 3-15-15	350	364

Industrial Gases - 0.44%
Praxair, Inc.,
4.375%, 3-31-14	1,500	1,582

Industrial Machinery - 0.45%
Illinois Tool Works Inc.,
5.150%, 4-1-14	1,500	1,634

Integrated Oil & Gas - 0.59%
Chevron Corporation,
3.450%, 3-3-12	500	520
ConocoPhillips,
4.750%, 2-1-14	1,500	1,610
		2,130
Integrated Telecommunication Services - 0.29%
AT&T Inc.,
4.850%, 2-15-14	1,000	1,063

Life Insurance - 0.57%
Principal Life Global,
6.250%, 2-15-12 (D)	1,500	1,575
Prudential Financial, Inc.,
4.750%, 9-17-15	500	507
		2,082
Metals / Mining - 0.79%
Newmont Mining Corporation, Convertible,
3.000%, 2-15-12	1,800	2,268
Rio Tinto Finance (USA) Limited,
8.950%, 5-1-14	500	599
		2,867
Movies & Entertainment - 0.14%
Viacom Inc.,
4.375%, 9-15-14	500	516

Oil & Gas - 0.07%
Cenovus Energy Inc.,
4.500%, 9-15-14 (D)	250	258

Oil & Gas Exploration & Production - 0.31%
XTO Energy Inc.,
7.500%, 4-15-12	1,000	1,115

Other Non-Agency REMIC/CMO - 0.01%
Banco Hipotecario Nacional:
7.916%, 7-25-09 (C)	17	––	*
8.000%, 3-31-11 (C)	4	––	*
Mellon Residential Funding,
6.750%, 6-25-28	30	26
		26
Packaged Foods & Meats - 0.43%
Unilever Capital Corporation,
5.900%, 11-15-32	1,450	1,546

Pharmaceuticals - 1.46%
Abbott Laboratories,
3.750%, 3-15-11	2,000	2,066
Pfizer Inc.,
4.450%, 3-15-12	1,500	1,586
Roche Holdings Ltd,
5.000%, 3-1-14 (D)	1,500	1,605
		5,257
Property & Casualty Insurance - 0.15%
Berkshire Hathaway Finance Corporation,
4.000%, 4-15-12 (D)	500	524

Restaurants - 0.14%
YUM! Brands, Inc.,
4.250%, 9-15-15	500	502

Soft Drinks - 0.37%
Coca-Cola Enterprises Inc.,
6.700%, 10-15-36	500	570
PepsiCo, Inc.,
3.750%, 3-1-14	750	775
		1,345
Systems Software - 0.14%
Microsoft Corporation,
2.950%, 6-1-14	500	505

TOTAL CORPORATE DEBT SECURITIES - 12.87%		$46,456

(Cost: $42,982)

OTHER GOVERNMENT SECURITIES - 0.21%

Qatar
State of Qatar,
4.000%, 1-20-15 (D)	750	$752
(Cost: $749)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 0.28%
Federal National Mortgage Association,
7.250%, 1-15-10	1,000	1,002

Mortgage-Backed Obligations - 2.94%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9-1-17	338	365
5.000%, 1-1-18	263	277
5.500%, 4-1-18	74	79
5.000%, 5-1-18	124	130
4.500%, 7-1-18	1,855	1,934
7.000%, 9-1-25	77	86
6.500%, 10-1-28	265	286
6.500%, 2-1-29	160	173
7.500%, 4-1-31	167	189
7.000%, 7-1-31	232	260
7.000%, 9-1-31	219	243
7.000%, 9-1-31	176	197
7.000%, 11-1-31	52	57
6.500%, 2-1-32	809	887
7.000%, 2-1-32	265	297
7.000%, 2-1-32	248	277
7.000%, 3-1-32	174	196
7.000%, 7-1-32	393	441
6.000%, 9-1-32	1,583	1,692
6.000%, 2-1-33	356	380
5.500%, 5-1-33	648	681
5.500%, 5-1-33	471	495
5.500%, 5-1-33	273	287
5.500%, 6-1-33	502	528
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 8-15-28	25	26
6.500%, 8-15-28	34	37
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 1997-A Class 3-A,
8.293%, 12-15-26	93	104
		10,604

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 3.22%		$11,606

(Cost: $11,082)

UNITED STATES GOVERNMENT OBLIGATIONS

Treasury Inflation Protected Obligations - 0.36%
United States Treasury Notes,
3.000%, 7-15-12 (E)	1,202	1,293

Treasury Obligations - 9.08%
United States Treasury Bonds:
7.500%, 11-15-16	1,500	1,890
6.250%, 8-15-23	5,250	6,270
United States Treasury Notes:
4.000%, 3-15-10	3,200	3,224
3.875%, 2-15-13	3,000	3,195
3.625%, 5-15-13	3,000	3,176
4.250%, 8-15-13	4,000	4,316
4.250%, 8-15-15	10,000	10,704
		32,775

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 9.44%		$34,068

(Cost: $31,544)

SHORT-TERM SECURITIES

Commercial Paper (F) - 1.05%
ITT Corporation,
0.090%, 1-4-10	3,800	3,800

Master Note - 0.75%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (G)	2,697	2,697

TOTAL SHORT-TERM SECURITIES - 1.80%		$6,497

(Cost: $6,497)

TOTAL INVESTMENT SECURITIES - 99.63%		$359,617

(Cost: $303,320)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.37%		1,329

NET ASSETS - 100.00%		$360,946

Notes to Schedule of Investments

*Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $502 or 0.14% of net assets.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $6,497 or 1.80% of net assets.

(E)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

(F)Rate shown is the yield to maturity at December 31, 2009.

(G)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronyms are used throughout this schedule:
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$303,320

Gross unrealized appreciation	58,031
Gross unrealized depreciation	(1,734)

Net unrealized appreciation	$56,297

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Bond

(UNAUDITED)

Below, Mark J. Otterstrom, CFA, portfolio manager of Ivy Funds VIP Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio since September 2008 and has 23 years of industry experience.

Mark J. Otterstrom

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Bond	7.16%
Benchmark(s)/Lipper Category

Citigroup Broad Investment Grade Index	5.06%
(generally reflects the performance of securities representing the bond market)

Lipper Variable Annuity Corporate Debt Funds A Rated Funds Universe Average	13.56%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A year of two markets

The fiscal year ending December 31, 2009 witnessed dramatic changes throughout the financial markets. At the end of 2008, Ivy Funds VIP Bond was well positioned to take advantage of the market turmoil. The Portfolio was underweight in spread product at a time when spread product greatly underperformed. We lengthened our duration and maintained a very high credit quality, thus benefiting from the rally in long Treasury yields experienced at the end of last year.

That all changed in early 2009. By the end of the first quarter, market participants had become convinced that the Federal Reserve monetary policies and the Treasury Department's fiscal stimulus had helped establish a level of financial stability not seen in over a year. Within six months, Treasury bond yields returned to their pre-crisis levels. The duration of the Portfolio was too long and consequently did not perform well during this period. At the same time, demand for spread product exploded. The funds that performed the worst in 2008 experienced the largest rebound in 2009. We had increased Ivy Funds VIP Bond's exposure to spread product at the end of first-quarter 2009 and benefited from this rally in spread product. However, we still maintained our high credit quality, which caused the Portfolio to significantly underperform its peer funds that had overweighted low-grade and non-investment-grade debt. As a result, Ivy Funds VIP Bond significantly underperformed its Lipper average over the last 12 months.

A challenging environment for bond fund managers

The market turbulence of the last year has provided significant challenges for bond fund managers. Bond market volatility soared at the end of 2008 and has yet to return to pre-crisis levels. There was a massive amount of fiscal and monetary stimulus pumped into the system at the end of 2008 and early 2009. The Fed has more than doubled the size of its balance sheet as it purchased a broad range of securities that added much-needed liquidity into the U.S. banking system. There was a massive flight-to-quality trade that occurred during that period. Cash flows into the funds were very healthy during the fourth quarter of 2008. Return of capital became much more important to investors than return on capital.

In addition to keeping the Fed funds rate near zero, the Fed also began several quantitative easing programs. One of these programs, designed to keep home mortgage rates low and stabilize the collapsing residential real estate markets, was to begin directly purchasing agency-backed mortgage pools. This direct purchasing program had the effect of significantly lowering the spreads between agency-backed mortgage pools and Treasury bonds. Ivy Funds VIP Bond was underweight in agency-backed mortgage pools during a period of rapid price appreciation. The portfolios in our Lipper peer group that were overweight in agency-backed mortgage pools experienced returns far in excess of the Lipper average. The benchmark index was also significantly overweight in the agency-backed mortgage pool asset class when prices were appreciating rapidly.

Treasury bonds may play diminished role

The driving forces behind the Portfolio's performance are typically duration management and sector selection. We were very concerned about the size of the Treasury bond auctions that were in the pipeline for this year and several years to come. We had shortened our duration by mid-2009, ahead of the slate of new Treasury auctions. The aggressive yields received at auction surprised many market participants. Throughout the summer it became apparent that the worldwide fiscal and monetary easing was having an effect on bond yields. The liquidity that was pumped into the system is finding its way into equity and bond investment vehicles, and drove very strong demand for bonds in the third quarter of 2009. That demand has diminished slightly through the end of the year.

As economies worldwide begin their recoveries and monetary policies become less accommodating, we believe that these extraordinary measures will have a reduced influence on the fixed-income markets. As demand for other asset classes continues to grow, we feel that we may see a reduction in the demand for Treasury bonds even as the U.S. continues its healthy supply of new issuance. We could begin to see these relatively low Treasury bond yields come under pressure.

A focus on preserving gains

Being focused on Treasury bonds, FDIC insured bonds and high-grade corporate bonds at the end of last year allowed the Portfolio to ride out a very turbulent investment cycle. Under normal market conditions, Treasury bonds will play a smaller role in the total returns of this Portfolio. Even with the Fed slowing its purchase of new mortgage pools, demand for these securities remains strong. These securities offer stable income while providing a versatile duration management tool. Going forward, we anticipate that agency-backed mortgage securities will play a bigger role in the Portfolio.

While long-duration portfolios have benefited from the recent rally in Treasury yields, we feel that the biggest challenge going forward will be to preserve the recent gains we have seen. Growing fiscal deficits will require the Treasury to continually increase the size of the Treasury bond actions. These auctions have been well received with significant purchases made by foreign investors. With the supply of new bonds growing and weakness in the dollar emerging, we believe that this reliance on foreign purchases will provide a major vulnerability to the current Treasury bond yields.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. Government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. Government, are not insured or guaranteed by the U.S. Government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Bond.

PORTFOLIO HIGHLIGHTS
Bond

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Bonds	94.24%
Corporate Debt Securities	45.46%
United States Government and Government Agency Obligations	45.14%
Municipal Bonds - Taxable	3.17%
Other Government Securities	0.47%
Cash and Cash Equivalents	5.76%

Bond Portfolio Characteristics

Average maturity	5.9 years
Effective duration	4.4 years
Weighted average bond rating	AA

Quality Weightings

Investment Grade	91.64%
AAA	54.43%
AA	6.83%
A	17.50%
BBB	12.88%
Non-Investment Grade	2.60%
BB	1.18%
B	1.05%
Below B	0.37%
Cash and Cash Equivalents	5.76%
Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Bond

(UNAUDITED)

Bond(1)	$16,752
Citigroup Broad Investment Grade Index	$18,724
Lipper Variable Annuity Corporate Debt Funds A Rated Funds Universe Average	$16,956

	BOND	CITIGROUP BROAD INVESTMENT GRADE INDEX	LIPPER VA CORPORATE DEBT FUNDS A RATED

12/31/99	10,000	10,000	10,000
12/31/00	10,983	11,159	10,997
12/31/01	11,804	12,110	11,838
12/31/02	12,864	13,332	12,876
12/31/03	13,402	13,892	13,521
12/31/04	13,922	14,514	14,109
12/31/05	14,147	14,887	14,420
12/31/06	14,747	15,532	15,027
12/31/07	15,583	16,653	15,815
12/31/08	15,632	17,822	14,931
12/31/09	16,752	18,724	16,956

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	7.16%
5-year period ended 12-31-09	3.77%
10-year period ended 12-31-09	5.29%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Bond (in thousands)

DECEMBER 31, 2009

CORPORATE DEBT SECURITIES	Principal	Value

Aerospace & Defense - 1.19%
Honeywell International Inc.,
5.000%, 2-15-19	$2,225	$2,304
United Technologies Corporation,
6.125%, 2-1-19	3,000	3,316
		5,620
Air Freight & Logistics - 0.36%
FedEx Corporation,
7.375%, 1-15-14	1,500	1,702

Banking - 4.40%
Barclays Bank PLC,
5.000%, 9-22-16	1,000	1,022
JPMorgan Chase & Co.:
4.650%, 6-1-14	3,000	3,160
6.000%, 1-15-18	3,000	3,225
PNC Funding Corp,
4.250%, 9-21-15	5,000	5,101
Sovereign Bank (Federal Deposit Insurance Corporation),
2.750%, 1-17-12 (A)	5,000	5,133
U.S. BANCORP,
4.200%, 5-15-14	3,000	3,114
		20,755
Beverage / Bottling - 1.22%
Anheuser-Busch InBev Worldwide Inc.:
5.375%, 11-15-14 (B)	3,500	3,705
5.375%, 1-15-20 (C)	2,000	2,041
		5,746
Biotechnology - 0.42%
Amgen Inc.:
6.150%, 6-1-18	1,000	1,108
5.700%, 2-1-19	800	858
		1,966
Building Products - 0.55%
Hanson PLC,
7.875%, 9-27-10	2,500	2,591

Cable & Satellite - 0.81%
Comcast Cable Communications, Inc.,
8.500%, 5-1-27	1,250	1,418
EchoStar DBS Corporation,
6.375%, 10-1-11	750	774
Walt Disney Company (The),
4.700%, 12-1-12	1,500	1,616
		3,808
CMBS Other - 2.13%
COMM 2005-C6,
5.144%, 6-10-44	6,000	6,095
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1,
4.719%, 1-15-38	2,000	1,943
Merrill Lynch Mortgage Trust 2005-CIP1,
4.949%, 7-12-38 (D)	2,000	2,013
		10,051
Coal & Consumable Fuels - 0.21%
Peabody Energy Corporation,
6.875%, 3-15-13	1,000	1,011

Computer Hardware - 1.33%
Hewlett-Packard Company:
6.500%, 7-1-12	3,000	3,314
4.750%, 6-2-14	500	534
International Business Machines Corporation,
7.625%, 10-15-18	2,000	2,442
		6,290
Conglomerate / Diversified Mfg - 0.12%
Westinghouse Electric Corporation,
8.875%, 6-14-14	500	549

Consumer Finance - 0.80%
American Express Travel Related Services Co., Inc.,
5.250%, 11-21-11 (C)	3,600	3,775

Diversified Banks - 0.34%
Wells Fargo Financial, Inc.,
5.500%, 8-1-12	1,500	1,606

Diversified Chemicals - 1.53%
E.I. du Pont de Nemours and Company:
5.000%, 1-15-13	2,000	2,142
5.750%, 3-15-19	4,725	5,065
		7,207
Diversified Metals & Mining - 0.58%
BHP Billiton Finance (USA) Limited,
5.500%, 4-1-14	2,500	2,742

Electric - 3.04%
Duke Energy Ohio, Inc.,
2.100%, 6-15-13	2,000	1,975
HQI Transelec Chile S.A.,
7.875%, 4-15-11	281	291
NorthWestern Corporation,
6.340%, 4-1-19	3,000	3,105
Oncor Electric Delivery Company,
6.375%, 5-1-12	4,615	4,984
PacifiCorp,
5.500%, 1-15-19	1,000	1,059
Pepco Holdings, Inc.,
4.000%, 5-15-10	750	757
Southern Power Company,
6.250%, 7-15-12	2,000	2,178
		14,349
Electrical Components & Equipment - 0.54%
Emerson Electric Co.,
4.875%, 10-15-19	2,500	2,555

Finance - Other - 2.04%
CHYPS CBO 1997-1 Ltd.,
6.720%, 1-15-10 (C)	146	1
General Electric Capital Corporation:
3.750%, 11-14-14	5,000	4,991
5.625%, 5-1-18	2,000	2,049
Student Loan Marketing Association,
0.000%, 10-3-22 (E)	3,000	1,478
TIAA Global Markets, Inc.,
5.125%, 10-10-12 (B)	1,000	1,078
		9,597
Finance Companies - 0.11%
ISA Capital do Brasil S.A.,
7.875%, 1-30-12 (C)	500	521

Food Processors - 0.87%
Cadbury Schweppes US Finance LLC,
5.125%, 10-1-13	3,000	3,120
Campbell Soup Company,
4.500%, 2-15-19	1,000	1,001
		4,121
Gas - Local Distribution - 0.67%
AGL Capital Corporation,
7.125%, 1-14-11	3,000	3,166

Gas Pipe Lines - 2.06%
Maritimes & Northeast Pipeline, L.L.C.,
7.500%, 5-31-14 (B)	3,924	4,294
Northern Natural Gas,
7.000%, 6-1-11 (C)	3,000	3,224
Tennessee Gas Pipeline Company,
7.000%, 3-15-27	2,000	2,126
		9,644
Health Care Facilities - 0.08%
HCA - The Healthcare Company,
8.750%, 9-1-10	381	390

Household Appliances - 0.20%
Controladora Mabe, S.A. de C.V.,
6.500%, 12-15-15 (C)	1,000	960

Household Products - 1.22%
Procter & Gamble Company (The):
4.950%, 8-15-14	3,000	3,264
8.000%, 9-1-24	2,000	2,476
		5,740
Industrial Machinery - 0.69%
Illinois Tool Works Inc.,
5.150%, 4-1-14	3,000	3,268

Integrated Telecommunication Services - 0.90%
AT&T Inc.:
4.950%, 1-15-13	750	800
5.800%, 2-15-19	1,500	1,599
AT&T Wireless Services, Inc.,
7.875%, 3-1-11	1,700	1,827
		4,226
Life Insurance - 1.08%
Prudential Financial, Inc.,
4.750%, 9-17-15	5,000	5,070

Metals / Mining - 1.27%
Rio Tinto Finance (USA) Limited,
8.950%, 5-1-14	5,000	5,992

Multi-Utilities - 0.78%
Dominion Resources, Inc.,
5.250%, 8-1-33	2,500	2,605
Duke Energy Corporation,
6.250%, 1-15-12	1,000	1,081
		3,686
Oil & Gas - 2.60%
Shell International Finance B.V.,
3.250%, 9-22-15	10,000	10,008
Sunoco Logistics Partners Operations L.P.,
8.750%, 2-15-14	2,000	2,225
		12,233
Oil & Gas Equipment & Services - 0.65%
Halliburton Company:
6.150%, 9-15-19	1,375	1,536
6.750%, 2-1-27	1,400	1,528
		3,064
Oilfield Machinery & Service - 0.79%
Weatherford International, Inc.,
5.950%, 6-15-12	3,500	3,746

Other Diversified Financial Services - 0.46%
Bank of America Corporation,
6.500%, 8-1-16	2,000	2,151

Other Mortgage-Backed Securities - 0.54%
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2,
4.783%, 7-10-43 (D)	2,500	2,530

Other Non-Agency REMIC/CMO - 2.37%
Countrywide Home Loans Mortgage Pass-Through Trust 2005-28,
5.250%, 1-25-19	2,416	1,988
Countrywide Home Loans Mortgage Trust 2005-J4,
5.500%, 11-25-35	1,750	1,189
First Horizon Alternative Mortgage Securities Trust 2005-FA6,
5.500%, 9-25-35	2,265	1,353
GSR Mortgage Loan Trust 2004-2F,
7.000%, 1-25-34	604	607
MASTR Adjustable Rate Mortgages Trust 2005-1,
4.481%, 3-25-35 (D)	2,712	371
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1,
3.709%, 2-25-34 (D)	724	302
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-12,
3.708%, 9-25-34 (D)	2,178	294
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-18,
3.265%, 12-25-34 (D)	3,071	32
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC,
3.258%, 3-25-34 (D)	1,217	170
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-5,
3.464%, 5-25-34 (D)	1,461	85
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-21,
5.644%, 11-25-35 (D)	698	2
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22,
5.454%, 12-25-35 (D)	879	2
Structured Asset Securities Corporation Trust 2005-16,
5.500%, 9-25-35	3,000	2,537
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.500%, 9-25-18	2,305	2,255
		11,187
Paper / Forest Products - 0.06%
Westvaco Corporation,
7.500%, 6-15-27	309	271

Pharmaceuticals - 1.48%
GlaxoSmithKline Capital Inc.,
5.650%, 5-15-18	2,500	2,696
Johnson & Johnson,
5.150%, 7-15-18	2,000	2,151
Roche Holdings Ltd,
5.000%, 3-1-14 (B)	2,000	2,140
		6,987
Property & Casualty Insurance - 1.69%
Berkshire Hathaway Finance Corporation:
4.000%, 4-15-12	3,000	3,144
4.750%, 5-15-12	2,000	2,132
5.000%, 8-15-13	2,500	2,688
		7,964
Soft Drinks - 0.51%
Coca-Cola Company (The),
5.350%, 11-15-17	2,250	2,424

Telecommunications - 2.33%
British Telecommunications plc,
5.150%, 1-15-13	3,500	3,650
Deutsche Telekom International Finance B.V.,
4.875%, 7-8-14	5,000	5,243
New York Telephone Company,
6.700%, 11-1-23	750	742
Telecom Italia Capital,
6.999%, 6-4-18	1,250	1,375
		11,010
Utilities - Water - 0.44%
California Water Service Company,
5.875%, 5-1-19	2,000	2,055

TOTAL CORPORATE DEBT SECURITIES - 45.46%		$214,326

(Cost: $217,454)

MUNICIPAL BONDS - TAXABLE

California - 1.96%
City of Stockton, 2007 Taxable Pension Obligation Bonds, Series A,
5.140%, 9-1-17	9,670	9,206

Massachusetts - 0.27%
Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University Issue, Series C (2008),
5.260%, 10-1-18	1,250	1,290

New York - 0.94%
New York City Industrial Development Agency,
11.000%, 3-1-29 (C)	4,000	4,446

TOTAL MUNICIPAL BONDS - TAXABLE - 3.17%		$14,942

(Cost: $14,500)

OTHER GOVERNMENT SECURITIES

Brazil - 0.11%
Federative Republic of Brazil (The),
9.250%, 10-22-10	500	536

Canada - 0.36%
Province de Quebec,
7.140%, 2-27-26	1,500	1,668

TOTAL OTHER GOVERNMENT SECURITIES - 0.47%		$2,204

(Cost: $2,051)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 2.67%
Federal Farm Credit Bank:
4.350%, 9-2-14	4,400	4,687
5.200%, 11-28-16	5,000	5,417
4.600%, 1-29-20	2,500	2,487
		12,591
Mortgage-Backed Obligations - 30.34%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
4.500%, 6-15-27	4,953	5,151
4.500%, 5-15-32	4,000	4,137
4.000%, 11-15-36	4,283	4,390
5.508%, 12-1-36 (D)	1,555	1,641
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 5-15-19	1,000	1,059
5.000%, 5-15-23	1,500	1,556
5.000%, 3-15-25	4,000	4,123
7.500%, 9-15-29	366	404
5.000%, 5-15-31	2,361	2,447
5.500%, 9-15-31	2,081	2,126
5.000%, 9-15-32	1,500	1,568
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (F)
5.500%, 12-15-13	511	22
5.000%, 6-15-24	229	2
5.000%, 7-15-29	765	40
5.000%, 9-15-31	1,660	149
5.500%, 10-15-31	2,125	188
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 3-1-19	854	887
4.500%, 10-1-20	2,495	2,598
5.000%, 6-1-21	1,037	1,090
5.000%, 11-1-21	1,268	1,331
6.000%, 8-1-22	1,754	1,874
5.000%, 7-1-25	1,603	1,658
6.000%, 2-1-27	1,500	1,604
5.000%, 3-1-35	1,158	1,190
5.500%, 10-1-35	889	935
5.500%, 8-1-36	1,299	1,363
Federal National Mortgage Association Adjustable Rate Pass-Through Certificates,
3.427%, 12-1-36 (D)	991	1,014
Federal National Mortgage Association Agency REMIC/CMO:
4.780%, 1-25-17	4,740	4,942
5.000%, 3-25-18	3,500	3,710
5.000%, 6-25-18	2,173	2,299
5.000%, 9-25-18	3,528	3,724
5.000%, 3-25-29	5,100	5,297
5.500%, 2-25-32	975	990
5.500%, 10-25-32	3,500	3,675
5.000%, 7-15-33	10,000	10,403
3.500%, 8-25-33	988	996
4.500%, 12-25-34	1,715	1,762
5.500%, 7-15-36	6,384	6,737
4.000%, 3-25-39	4,152	4,215
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (F)
5.000%, 3-25-18	86	1
5.500%, 1-25-33	1,386	189
5.500%, 11-25-36	8,177	1,189
5.500%, 8-25-37	2,971	456
Federal National Mortgage Association Fixed Rate Participation Certificates (Interest Only), (F)
5.750%, 8-25-32	837	100
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 3-1-18	1,181	1,244
4.500%, 6-1-19	2,051	2,133
4.500%, 8-1-19	2,754	2,864
4.500%, 9-1-19	4,577	4,759
5.000%, 12-1-19	1,816	1,911
6.000%, 6-1-22	5,627	6,020
5.500%, 11-1-22	2,298	2,449
5.000%, 4-1-24	1,635	1,697
4.500%, 7-25-24	1,000	1,018
5.000%, 5-1-28	3,323	3,439
5.500%, 9-25-31	934	979
5.000%, 6-25-32	5,000	5,206
5.500%, 2-1-33	1,927	2,028
5.500%, 6-1-33	1,458	1,533
5.000%, 9-1-33	2,960	3,049
5.500%, 2-1-35	3,571	3,752
5.000%, 5-1-35	1,503	1,546
Government National Mortgage Association Agency REMIC/CMO,
4.585%, 8-16-34	2,000	2,085
Government National Mortgage Association Agency REMIC/CMO (Interest Only), (F)
5.000%, 7-16-22	1,034	116
		143,060

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 33.01%		$155,651

(Cost: $152,410)

UNITED STATES GOVERNMENT OBLIGATIONS - 12.13%

Treasury Obligations
United States Treasury Bond Principal STRIPS,
0.000%, 11-15-21 (E)	3,050	1,796
United States Treasury Bonds:
8.000%, 11-15-21	1,000	1,362
6.125%, 11-15-27	5,000	5,956
4.500%, 8-15-39	10,000	9,773
United States Treasury Notes:
4.125%, 8-31-12	7,000	7,483
4.250%, 8-15-13	8,950	9,658
4.000%, 2-15-14	6,000	6,416
3.625%, 8-15-19	15,000	14,747
(Cost: $57,383)		$57,191

SHORT-TERM SECURITIES

Commercial Paper (G) - 3.04%
Abbott Laboratories,
0.010%, 1-4-10	5,350	5,350
Kitty Hawk Funding Corp.,
0.170%, 1-19-10	4,000	4,000
Toyota Motor Credit Corporation,
0.130%, 2-16-10	5,000	4,999
		14,349
Master Note - 0.47%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (H)	2,230	2,230

Notes - 1.14%
American Honda Finance Corp.,
0.631%, 1-29-10 (D)	2,000	1,999
BellSouth Corporation (AT&T Inc.),
4.950%, 4-26-10 (D)	3,300	3,339
		5,338

TOTAL SHORT-TERM SECURITIES - 4.65%		$21,917

(Cost: $21,917)

TOTAL INVESTMENT SECURITIES - 98.89%		$466,231

(Cost: $465,715)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.11%		5,237

NET ASSETS - 100.00%		$471,468

Notes to Schedule of Investments
(A)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program. The guarantee expires at the earlier of the security's maturity date or December 31, 2012.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $11,217 or 2.38% of net assets.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $14,968 or 3.17% of net assets.

(D)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(E)Zero coupon bond.

(F)Amount shown in principal column represents notional amount for computation of interest.

(G)Rate shown is the yield to maturity at December 31, 2009.

(H)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronyms are used throughout this schedule:
CMBS = Commercial Mortgage-Backed Security
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit
STRIPS = Separate Trading of Registered Interest and Principal Securities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$465,715
Gross unrealized appreciation	17,665
Gross unrealized depreciation	(17,149)
Net unrealized appreciation	$516

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Core Equity

(UNAUDITED)

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Funds VIP Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2009. They have managed the Portfolio since July 2006. Mr. Becker has 10 years of industry experience while Mr. Zinn has 11.

Erik R. Becker

Gustaf C. Zinn

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Core Equity	24.02%

Benchmark(s)/Lipper Category
S&P 500 Index	26.47%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Large-Cap Core Funds Universe Average	27.86%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Finding a market floor

During 2009, market performance was led by technology, materials and consumer discretionary, though all sectors were positive for the year. Telecomm, utilities, energy and consumer staples were the worst performing S&P 500 sectors for the year. For the year, the Portfolio's underperformance was driven primarily by negative stock selection within the technology and health care arenas and largely tied to the fourth quarter.  Fiscal year 2009 was certainly a wild one for equity returns. After falling almost 11 percent in the first quarter of 2009, the S&P 500 surged 16 percent in the second quarter, 16 percent in the third quarter and 6 percent in the fourth quarter.

First-quarter returns were negative as most business indictors continued their downward trajectory from 2008.  However, two very important policy responses occurred in the first quarter and likely created a market floor. The first was the Financial Stability Plan released by Treasury Secretary Geithner.  The plan had multiple components but central was a "stress test" of the nation's 19 largest banks to see how much additional capital was needed under varying economic scenarios. This stress test was critical in boosting confidence in the nation's financial system.  Other aspects of the plan included plans to purchase illiquid assets from bank balance sheets and efforts to temporarily replace broken securitization markets.  The second major policy response was the signing in February of the $787 billion stimulus program called the American Recovery and Reinvestment Act. While initial spending under this program was minimal, expectations for stimulus-related economic benefits rose for future quarters, again adding support to financial markets.

Rough start, then smooth sailing

After a rocky start for the markets in early 2009, business indicators began to turn up in the second quarter, providing much needed support for the market. Among them were existing home sales which increased in the second quarter to nearly 4.8 million units versus 4.6 million units in the first quarter.  Low interest rates and record home affordability drove buyers into the market that had led the economic downturn since the housing peak in the third quarter of 2005.  Auto sales bottomed at 9.7 million units at an annual rate in the second quarter as well, after having declined from more than 17 million units at the peak. Initial claims for unemployment insurance, a leading indicator for broader employment indicators, also began to decline in April of '09 after a steady march higher. Additionally, the banking system was highly successful in the second quarter, raising more than $500 billion in fresh capital to help offset losses on bad loans.

The third and fourth quarters were marked by a general improvement in most key economic indicators, which were suggestive of a continued improvement in real economic growth in the U.S. as well as abroad.  In fact, economic indicators seemed to suggest that the extremely rapid deterioration in economic activity in the latter half of 2008 and early 2009 would be met by a stronger-than-normal recovery, or a "V" shaped recovery, if you will.  For example, non-farm jobs lost totaled 11,000 in the month of November versus 139,000 jobs lost in June and 741,000 at the peak in January of 2009.   The Institute for Supply Management's survey of industrial activity rose to 55.9 in December after 52.6 in September and 32.9 at the trough in December of 2008.  Existing home sales, after falling to 4.9 million at an annualized rate in January of 2009, improved to a level of 6.5 million in November.  Auto sales improved to 11.4 million on an annual basis in the month of December after falling to 9.3 million in the month of February.  And Christmas season sales, after much trepidation, actually surprised retailers and economists to the upside.

Importantly, economic indicators outside the U.S. also appear robust. Manufacturing indices from Europe to Asia appear to be on the upswing and are suggestive of a potential broad manufacturing recovery. Auto sales in places such as China are surging as her growing middle class flexes newfound buying power.  Investment in infrastructure - from roads and bridges to electrical generation capacity, high speed trains, airports and tourist destinations - has recovered (as have the prices of commodities that go into many of those investments).

Recovery continues

The outlook over the next six to 12 months appears reasonably bright, in our opinion, as it relates to both economic activity and potential stock market returns.  For one, companies have yet to engage in inventory replenishment on a broad scale. After seven consecutive quarters of inventory liquidation in the private sector and considering an improved sales environment in a number of areas, it seems reasonable to expect a significant inventory benefit to GDP growth through the next four quarters. Employment could improve meaningfully as it is our belief that the swiftness of the onset of the credit crisis, efforts to slash inventories, and falling sales led employers to over-cut headcount in an effort to preserve cash flow and profitability. The result of better employment, we believe, will be improved sales even if consumers decide to continue to boost the rate at which they save.  We feel that government stimulus should continue to benefit the economy for at least the next two quarters with waning benefits thereafter.  And after spending the last six to eight quarters dealing with problem loans and trying to fix their balance sheets, we believe it will be only natural for banks to capitalize on their relatively low borrowing costs and high lending rates by increasing lending and further supporting economic recovery. We believe that equity markets should respond favorably for a number of reasons.  First, S&P earnings growth could approximate 30 percent or so in 2010, with further gains possible should financial companies return to profitability faster than currently expected. Second, equity investors have largely not increased participation in the market as evidenced by the $351 billion in total fund flows into bond funds and only $6.2 billion into equity funds throughout 2009. We believe that significant buying capacity exists that could push equity prices higher. And finally, market valuations at approximately 14 times estimated 2010 earnings appear reasonable.

Opportunities abound

Areas of emphasis for the Portfolio continue to be groups or themes and companies where we continue to have high conviction in the ability to meaningfully exceed earnings forecasts on a multi-year basis. The most glaring opportunity to us today lies in the financial sector where companies appear poised to embark on a multiyear improvement in profitability as the result of a normalization in credit losses, significant consolidation in the financial landscape, and wider lending spreads. We continue to focus on those companies that as a result of the recent credit crisis were able to augment their franchise with strategic asset purchases that enhanced their competitive positioning. Other key themes include energy services and mobile internet adoption.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Core Equity.

PORTFOLIO HIGHLIGHTS
Core Equity

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	96.42%
Information Technology	21.91%
Financials	20.68%
Consumer Discretionary	11.06%
Energy	10.99%
Industrials	10.51%
Consumer Staples	10.35%
Health Care	6.07%
Materials	4.85%
Cash and Cash Equivalents	3.58%

Top 10 Equity Holdings

Company	Sector
Hewlett-Packard Company	Information Technology
Capital One Financial Corporation	Financials
QUALCOMM Incorporated	Information Technology
Union Pacific Corporation	Industrials
Textron Inc.	Industrials
Bank of America Corporation	Financials
JPMorgan Chase & Co.	Financials
Halliburton Company	Energy
Wells Fargo & Company	Financials
Coca-Cola Company (The)	Consumer Staples

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Core Equity

(UNAUDITED)

Core Equity(1)	$11,015
S&P 500 Index	$9,083
Lipper Variable Annuity Large-Cap Core Funds Universe Average	$9,670

	CORE EQUITY	S&P 500 INDEX	LIPPER VA LARGE-CAP CORE FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	10,928	9,082	9,744
12/31/01	9,299	8,000	8,623
12/31/02	7,288	6,232	6,783
12/31/03	8,546	8,022	8,652
12/31/04	9,364	8,895	9,553
12/31/05	10,207	9,332	10,135
12/31/06	11,941	10,806	11,587
12/31/07	13,616	11,400	12,192
12/31/08	8,882	7,182	7,563
12/31/09	11,015	9,083	9,670

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	24.02%
5-year period ended 12-31-09	3.30%
10-year period ended 12-31-09	0.97%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Core Equity (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Advertising - 2.19%
Omnicom Group Inc.	232	$9,098

Asset Management & Custody Banks - 1.05%
Blackstone Group L.P. (The)	331	4,339

Biotechnology - 2.76%
Amgen Inc. (A)	202	11,410

Brewers - 1.71%
Molson Coors Brewing Company, Class B	157	7,095

Casinos & Gaming - 1.35%
Wynn Resorts, Limited (A)	96	5,590

Communications Equipment - 7.43%
Juniper Networks, Inc. (A)	439	11,705
QUALCOMM Incorporated	318	14,697
Telefonaktiebolaget LM Ericsson, ADR	478	4,388
		30,790
Computer Hardware - 5.16%
Apple Inc. (A)	20	4,175
Hewlett-Packard Company	335	17,251
		21,426
Computer Storage & Peripherals - 1.09%
NetApp, Inc. (A)	132	4,543

Construction & Farm Machinery & Heavy Trucks - 1.30%
PACCAR Inc	149	5,390

Consumer Finance - 3.88%
Capital One Financial Corporation	420	16,109

Data Processing & Outsourced Services - 2.22%
Visa Inc., Class A	105	9,201

Department Stores - 4.67%
Macy's Inc.	436	7,301
Nordstrom, Inc.	322	12,100
		19,401
Diversified Banks - 3.08%
Wells Fargo & Company	474	12,782

Diversified Chemicals - 2.88%
Dow Chemical Company (The)	433	11,966

General Merchandise Stores - 1.25%
Target Corporation	107	5,190

Health Care Equipment - 2.08%
Baxter International Inc.	148	8,655

Hotels, Resorts & Cruise Lines - 1.50%
Starwood Hotels & Resorts Worldwide, Inc.	170	6,228

Hypermarkets & Super Centers - 1.99%
Costco Wholesale Corporation	139	8,242

Industrial Conglomerates - 3.35%
Textron Inc.	740	13,921

Industrial Gases - 1.97%
Air Products and Chemicals, Inc.	51	4,114
Praxair, Inc.	51	4,072
		8,186
Industrial Machinery - 2.33%
Parker Hannifin Corporation	179	9,666

Integrated Oil & Gas - 1.61%
Suncor Energy Inc.	189	6,663

Internet Retail - 0.10%
Amazon.com, Inc. (A)	3	404

Investment Banking & Brokerage - 4.16%
Charles Schwab Corporation (The)	291	5,469
Goldman Sachs Group, Inc. (The)	35	5,893
Lazard Group LLC	155	5,900
		17,262
IT Consulting & Other Services - 0.49%
Accenture plc, Class A	49	2,042

Oil & Gas Equipment & Services - 6.75%
Halliburton Company	438	13,189
Schlumberger Limited	149	9,724
Smith International, Inc.	189	5,124
		28,037
Oil & Gas Exploration & Production - 2.63%
Noble Energy, Inc.	92	6,581
Southwestern Energy Company (A)	90	4,343
		10,924
Other Diversified Financial Services - 6.47%
Bank of America Corporation	910	13,699
JPMorgan Chase & Co.	317	13,201
		26,900
Personal Products - 0.91%
Estee Lauder Companies Inc. (The), Class A	78	3,757

Pharmaceuticals - 1.23%
Teva Pharmaceutical Industries Limited, ADR	91	5,124

Railroads - 3.53%
Union Pacific Corporation	230	14,672

Regional Banks - 0.68%
Marshall & Ilsley Corporation	520	2,832

Semiconductor Equipment - 2.70%
Applied Materials, Inc.	803	11,192

Semiconductors - 2.82%
Microchip Technology Incorporated	403	11,714

Soft Drinks - 3.01%
Coca-Cola Company (The)	220	12,535

Specialized Finance - 1.36%
IntercontinentalExchange, Inc. (A)	50	5,626

Tobacco - 2.73%
Lorillard, Inc.	41	3,289
Philip Morris International Inc.	167	8,067
		11,356

TOTAL COMMON STOCKS - 96.42%		$400,268

(Cost: $365,702)

SHORT-TERM SECURITIES	Principal

Commercial Paper (B) - 3.24%
Abbott Laboratories,
0.010%, 1-4-10	$11,440	11,440
Wisconsin Electric Power Co.,
0.110%, 1-4-10	2,000	2,000
		13,440
Master Note - 0.30%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (C)	1,262	1,262

TOTAL SHORT-TERM SECURITIES - 3.54%		$14,702

(Cost: $14,702)

TOTAL INVESTMENT SECURITIES - 99.96%		$414,970

(Cost: $380,404)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.04%		160

NET ASSETS - 100.00%		$415,130

Notes to Schedule of Investments
(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at December 31, 2009.

(C)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$382,362

Gross unrealized appreciation	46,946
Gross unrealized depreciation	(14,338)

Net unrealized appreciation	$32,608

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Dividend Opportunities

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Dividend Opportunities, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio for six years and has 14 years of industry experience.

David P. Ginther

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Dividend Opportunities	17.88%
Benchmark(s)Lipper Category

Russell 1000 Index	28.43%
(generally reflects the performance of stocks that represent the equity market)

Lipper Variable Annuity Equity Income Funds Universe Average	23.22%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Rocky start, dramatic finish

Fiscal year 2009 proved to be a year of dramatic change in the investment markets. When the year began, the U.S. financial system stood at the brink of collapse and the global economy threatened to slip into the greatest worldwide recession since the 1930s. The malaise continued into the first quarter of 2009, as our balance sheet recession deepened, home prices plummeted and unemployment spiraled. But then, on March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 declined to 666.79, falling another 25 percent from the end of 2008 and recording losses of more than 50 percent from their 2007 peaks. The market found its floor.

Since then, markets rallied impressively. Investment banks began predicting a positive first quarter of 2009, which in turn sparked a reversal in investor sentiment. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By mid-year news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities, and the S&P 500 completed its third consecutive month of gains.

This upward trajectory continued during the second half of the year. U.S. gross domestic product registered growth in the third quarter for the first time in more than a year, while the final quarter of 2009 saw a broad based advance, with all sectors recording gains and a number of economic indicators improving, suggesting that continued recovery may be moving toward sustainability. Also notable during the fourth quarter was the strengthening of the dollar versus many foreign currencies and the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it's not over. Although U.S. markets stumbled only briefly in response, the default re-ignited concern about the economic challenges facing some of the weakest European countries - particularly Greece. But the year ended on a decidedly positive note, with the market rebounding nearly 65 percent off the bottom to end 2009 near its high for the year.

Steadfast approach

Despite the rapidly evolving market that characterized fiscal year 2009, we did not stray from our long-held approach to identifying those companies that we feel possess the balance-sheet strength, sustainable business models and earning power and that we believe stand to benefit the most in the early stages of economic recovery. We entered the year defensively positioned, emphasizing stocks that we thought were less sensitive to the recession, but this overly defensive posture ultimately restrained the Portfolio's performance relative to its benchmark and peers. On the plus side, absolute performance was helped by the Portfolio's substantially overweight stake in energy - a position we undertook on the belief that the oil and gas oversupply that characterized the market earlier in the year was temporary and that energy prices would move higher. An overweight in consumer staples also proved beneficial.

As the year progressed, earnings growth, driven by revenue growth and the ongoing benefits of cost cutting, continued to surprise on the upside. We did make some tactical shifts in an effort to take advantage of this changing environment during the quarter. One of our larger efforts was to position a bit more aggressively. Specifically, we increased exposure to the consumer discretionary, industrials and materials sectors and also added selected names in information technology and financials, bringing the Portfolio's weighting there more in line with that of its index. We eliminated some higher-yielding telecom names - firms that did not appear to us to have upside opportunity - in favor of other holdings that we think are more likely to provide dividend growth and capital appreciation for total return as the economy improves. Our thinking regarding energy remains unchanged, and we have added to our stake in selected firms we think are well positioned to benefit from demand for energy that we believe will likely outstrip supply.

Cautiously optimistic

The economic outlook continues to improve, although concerns remain about the strength and sustainability of recovery. We fully expect credit to continue to improve in 2010, although we think stimulus will begin to slow in the latter half of the year. We are not yet concerned about inflation, despite the enormous liquidity that was injected by the Federal government in an effort to stimulate the economy, because unemployment remains high - a factor that we believe will keep wages from rising too quickly. We are concerned, however, about the effect of increased regulation and taxes, which could restrain economic growth and recovery. In the near term, we remain cautious on consumer spending due to the high unemployment rate. We are encouraged by the growth in temporary jobs, which we believe is an early indicator of employment growth that we anticipate will emerge in early 2010. Finally, we believe that dividend-paying stocks should benefit from a continued low-interest-rate environment in which total returns become increasingly important.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Dividend Opportunities.

PORTFOLIO HIGHLIGHTS
Dividend Opportunities

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	97.26%
Energy	18.69%
Consumer Staples	15.84%
Financials	13.76%
Industrials	12.56%
Information Technology	11.62%
Materials	9.71%
Consumer Discretionary	7.34%
Health Care	4.98%
Telecommunication Services	1.67%
Utilities	1.09%
Cash and Cash Equivalents	2.74%

Top 10 Equity Holdings

Company	Sector
Schlumberger Limited	Energy
Microchip Technology Incorporated	Information Technology
Halliburton Company	Energy
Colgate-Palmolive Company	Consumer Staples
Lorillard, Inc.	Consumer Staples
Exxon Mobil Corporation	Energy
Philip Morris International Inc.	Consumer Staples
Deere & Company	Industrials
Union Pacific Corporation	Industrials
JPMorgan Chase & Co.	Financials
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Dividend Opportunities

(UNAUDITED)

Dividend Opportunities(1)	$12,703
Russell 1000 Index(2)	$11,588
Lipper Variable Annuity Equity Income Funds Universe Average(2)	$11,420

	DIVIDEND OPPORTUNITIES	RUSSELL 1000 INDEX	LIPPER VA EQUITY INCOME FUNDS

12/31/03	10,000	10,000	10,000
12/31/04	10,996	11,140	11,352
12/31/05	12,429	11,839	11,950
12/31/06	14,407	13,671	14,155
12/31/07	16,815	14,461	14,479
12/31/08	10,776	9,023	9,268
12/31/09	12,703	11,588	11,420

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of December 31, 2003.

Average Annual Total Return(3)
1-year period ended 12-31-09	17.88%
5-year period ended 12-31-09	2.93%
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	4.06%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Dividend Opportunities (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Apparel, Accessories & Luxury Goods - 0.73%
V.F. Corporation	20	$1,472

Asset Management & Custody Banks - 1.34%
T. Rowe Price Group, Inc.	51	2,697

Brewers - 1.62%
Molson Coors Brewing Company, Class B	72	3,270

Communications Equipment - 2.16%
QUALCOMM Incorporated	94	4,342

Computer Hardware - 2.15%
Hewlett-Packard Company	84	4,337

Construction & Engineering - 1.88%
Fluor Corporation	84	3,789

Construction & Farm Machinery & Heavy Trucks - 2.80%
Deere & Company	104	5,637

Consumer Finance - 2.59%
Capital One Financial Corporation	136	5,208

Data Processing & Outsourced Services - 1.43%
Visa Inc., Class A	33	2,886

Department Stores - 2.18%
Macy's Inc.	263	4,399

Distillers & Vintners - 1.13%
Diageo plc, ADR	33	2,267

Diversified Banks - 0.96%
Barclays PLC, ADR	40	708
Wells Fargo & Company	45	1,224
		1,932
Diversified Capital Markets - 0.41%
UBS AG	53	817

Diversified Chemicals - 1.97%
Dow Chemical Company (The)	37	1,022
PPG Industries, Inc.	50	2,945
		3,967
Diversified Metals & Mining - 1.86%
Rio Tinto plc, ADR	17	3,737

Electrical Components & Equipment - 1.85%
Emerson Electric Co.	87	3,720

Fertilizers & Agricultural Chemicals - 1.88%
Monsanto Company	46	3,781

Health Care Equipment - 2.83%
Baxter International Inc.	13	786
Medtronic, Inc.	79	3,477
Stryker Corporation	29	1,438
		5,701
Home Improvement Retail - 0.95%
Lowe's Companies, Inc.	82	1,916

Homebuilding - 0.85%
D.R. Horton, Inc.	157	1,709

Hotels, Resorts & Cruise Lines - 0.96%
Starwood Hotels & Resorts Worldwide, Inc.	53	1,924

Household Products - 4.21%
Colgate-Palmolive Company	79	6,478
Procter & Gamble Company (The)	33	1,990
		8,468
Industrial Gases - 2.92%
Air Products and Chemicals, Inc.	49	3,954
Praxair, Inc.	24	1,939
		5,893
Industrial Machinery - 1.95%
Illinois Tool Works Inc.	82	3,935

Integrated Oil & Gas - 4.19%
BP p.l.c., ADR	37	2,156
Exxon Mobil Corporation	92	6,281
		8,437
Integrated Telecommunication Services - 1.67%
AT&T Inc.	120	3,357

Multi-Utilities - 1.09%
Dominion Resources, Inc.	57	2,199

Oil & Gas Equipment & Services - 10.95%
Halliburton Company	229	6,882
National Oilwell Varco, Inc.	71	3,110
Schlumberger Limited	117	7,641
Smith International, Inc.	95	2,593
Weatherford International Ltd. (A)	102	1,821
		22,047
Oil & Gas Exploration & Production - 3.55%
Apache Corporation	41	4,205
XTO Energy Inc.	63	2,938
		7,143
Other Diversified Financial Services - 4.24%
Bank of America Corporation	214	3,222
JPMorgan Chase & Co.	128	5,329
		8,551
Pharmaceuticals - 2.15%
Abbott Laboratories	80	4,325

Property & Casualty Insurance - 2.68%
ACE Limited	57	2,873
Travelers Companies, Inc. (The)	51	2,530
		5,403
Railroads - 4.08%
Burlington Northern Santa Fe Corporation	29	2,872
Union Pacific Corporation	83	5,331
		8,203
Restaurants - 1.67%
McDonald's Corporation	54	3,354

Semiconductors - 3.79%
Microchip Technology Incorporated	263	7,634

Soft Drinks - 1.87%
Coca-Cola Company (The)	66	3,771

Specialized Finance - 1.54%
CME Group Inc.	9	3,098

Steel - 1.08%
Nucor Corporation	46	2,165

Systems Software - 2.09%
Microsoft Corporation	138	4,200

Tobacco - 7.01%
Altria Group, Inc.	91	1,782
Lorillard, Inc.	79	6,343
Philip Morris International Inc.	124	5,978
		14,103

TOTAL COMMON STOCKS - 97.26%		$195,794

(Cost: $179,399)

SHORT-TERM SECURITIES	Principal

Commercial Paper (B) - 1.99%
CVS Caremark Corporation,
0.230%, 1-13-10	$4,000	4,000

Master Note - 0.44%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (C)	894	894

TOTAL SHORT-TERM SECURITIES - 2.43%		$4,894

(Cost: $4,894)

TOTAL INVESTMENT SECURITIES - 99.69%		$200,688

(Cost: $184,293)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.31%		616

NET ASSETS - 100.00%		$201,304

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at December 31, 2009.

(C)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$184,372
Gross unrealized appreciation	20,072
Gross unrealized depreciation	(3,756)
Net unrealized appreciation	$16,316

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Energy

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Energy, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio since its inception in May 2006 and has 14 years of industry experience.

David P. Ginther

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Energy	40.48%

Benchmark(s)/Lipper Category
S&P 1500 Energy Sector Index	16.41%
(generally reflects the performance of stocks that represent the energy market)
Lipper Variable Annuity Natural Resources Funds Universe Average	49.59%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Rocky start, dramatic finish

Fiscal year 2009 proved to be a year of dramatic change in the investment markets. When the year began, the U.S. financial system stood at the brink of collapse and the global economy threatened to slip into the greatest worldwide recession since the 1930s. The malaise continued into the first quarter of 2009, as our balance sheet recession deepened, home prices plummeted and unemployment spiraled. But then, on March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 declined to 666.79, falling another 25 percent from the end of 2008 and recording losses of more than 50 percent from their 2007 peaks. The market found its floor.

Since then, markets rallied impressively. Investment banks began predicting positive first-quarter 2009 results, which in turn sparked a reversal in investor sentiment. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By mid-year news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities, and the S&P 500 completed its third consecutive month of gains.

This upward trajectory continued during the second half of the year. U.S. gross domestic product registered growth in the third quarter for the first time in more than a year, while the final quarter of 2009 saw a broad-based advance, with all sectors recording gains and a number of economic indicators improving, suggesting that continued recovery may be moving toward sustainability. Also notable during the fourth quarter was the strengthening of the dollar versus many foreign currencies and the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it's not over. Although U.S. markets stumbled only briefly in response, the default re-ignited concern about the economic challenges facing some of the weakest European countries - particularly Greece. But the year ended on a decidedly positive note, with the market rebounding nearly 65 percent off the bottom to end 2009 near its high for the year.

A steadfast approach

Although the market environment was fluid and rapidly changing throughout the Portfolio's fiscal year, we remained focused on long-term fundamentals. An underweight stake in the energy sector proved very beneficial, providing the bulk of the Portfolio's dramatic outperformance of its benchmark. We maintained our preference for globally-diversified oil service and production companies, given our belief that they would be well positioned to gain from increased international exploration and spending and an upturn in the global economy. We also continued to pursue natural gas suppliers as fundamentals deteriorated and we anticipated the market was nearing a bottom, suggesting production would decrease due to falling rig count and lower prices.

The Fund's top contributor during the year was Bucyrus International, Inc., (1.75% of net assets as of 12/31/09), a maker of equipment for extracting coal and oil sands, among other minerals, that's benefiting from rising global demand. Bucyrus is also about to purchase a division of Terex Corp., another construction equipment manufacturer, which we feel bodes well for the company's ability to take market share. New holdings acquired during the year included Clean Energy Fuels Corp. and SandRidge Energy, Inc. (0.85% and 0.30% of net assets, respectively, as of 12/31/09). Clean Energy Fuels Corp. is the country's leading provider of natural gas for transportation. It owns two natural gas production plants and a landfill gas facility that produces renewable methane gas for delivery in the nation's gas pipeline network. It also owns BAF Technologies, Inc., a leading provider of natural gas vehicle systems. Rising public and government demand for clean air initiatives is driving success for the firm, whose alternative-fuel vehicles and environment-friendly solutions play to burgeoning environmental concerns. SandRidge Energy, Inc. is a high-quality, rapidly growing natural gas and oil company focused primarily on Texas exploration and one that in our view is strategically positioned to prosper in line with continued economic recovery.

Cautiously optimistic

The economic outlook continues to improve, although concerns remain about the strength and sustainability of recovery. We fully expect credit to continue to improve in 2010, although we think stimulus will begin to slow in the latter half of the year. We believe oil prices will continue to move higher as the world economies continue to recover. We could see $100-a-barrel prices again, in our opinion. Supply and demand remain tight, and we think demand will get even higher, led by Asia - mainly China, which now has the largest auto market in the world. Demand in China over the last year was up around a half-million barrels. We also anticipate oil production growth may be limited because capital expenditures for oil fell in 2009. We are hopeful that oil companies will start to spend more in the months ahead, given that the price of oil has moved higher.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Energy.

PORTFOLIO HIGHLIGHTS
Energy

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	93.22%
Energy	82.32%
Industrials	6.01%
Utilities	2.60%
Information Technology	1.25%
Materials	1.04%
Cash and Cash Equivalents	6.78%

Country Weightings

North America	83.23%
United States	77.99%
Canada	5.24%
Europe	3.54%
South America	2.62%
Pacific Basin	2.16%
Bahamas/Caribbean	1.67%
Cash and Cash Equivalents	6.78%

Top 10 Equity Holdings

Company	Sector	Industry
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Halliburton Company	Energy	Oil & Gas Equipment & Services
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Apache Corporation	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
Newfield Exploration Company	Energy	Oil & Gas Exploration & Production
Exxon Mobil Corporation	Energy	Integrated Oil & Gas
Noble Energy, Inc.	Energy	Oil & Gas Exploration & Production
Cameron International Corporation	Energy	Oil & Gas Equipment & Services

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Energy

(UNAUDITED)

Energy(1)	$10,667
S&P 1500 Energy Sector Index(2)	$10,696
Lipper Variable Annuity Natural Resources Funds Universe Average(2)	$10,866

	ENERGY	S&P 1500 ENERGY SECTOR INDEX	LIPPER VA NATURAL RESOURCES FUNDS

5/1/06	10,000	10,000	10,000
12/31/06	9,319	10,638	9,969
12/31/07	14,099	14,310	13,655
12/31/08	7,593	9,188	7,264
12/31/09	10,667	10,696	10,866

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2006.

Average Annual Total Return(3)
1-year period ended 12-31-09	40.48%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	1.77%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Energy (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Coal & Consumable Fuels - 3.85%
Alpha Natural Resources, Inc. (A)	6	$240
Arch Coal, Inc.	8	182
Cameco Corporation	5	175
CONSOL Energy Inc.	5	227
Peabody Energy Corporation	9	384
		1,208
Construction & Engineering - 3.87%
Chicago Bridge & Iron Company N.V., NY Shares	8	158
Fluor Corporation	15	661
Jacobs Engineering Group Inc. (A)	10	393
		1,212
Construction & Farm Machinery & Heavy Trucks - 1.75%
Bucyrus International, Inc., Class A	10	550

Diversified Metals & Mining - 1.04%
BHP Billiton Limited, ADR	4	325

Electric Utilities - 2.60%
Entergy Corporation	6	462
Exelon Corporation	7	352
		814
Electrical Components & Equipment - 0.39%
First Solar, Inc. (A)	1	122

Integrated Oil & Gas - 13.93%
ConocoPhillips	9	447
Exxon Mobil Corporation	13	886
Hess Corporation	7	433
Marathon Oil Corporation	9	270
Occidental Petroleum Corporation	11	912
Petroleo Brasileiro S.A. - Petrobras, ADR	17	822
SandRidge Energy, Inc. (A)	10	95
Suncor Energy Inc.	14	501
		4,366
Oil & Gas Drilling - 6.30%
ENSCO International Incorporated	7	272
Helmerich & Payne, Inc.	20	780
Nabors Industries Ltd. (A)	24	523
Transocean Inc. (A)	5	400
		1,975
Oil & Gas Equipment & Services - 23.98%
Baker Hughes Incorporated	10	413
BJ Services Company	25	459
Cameron International Corporation (A)	20	844
FMC Technologies, Inc. (A)	9	544
Halliburton Company	41	1,225
National Oilwell Varco, Inc.	26	1,151
Schlumberger Limited	19	1,230
Smith International, Inc.	20	545
Tenaris S.A., ADR	16	680
Weatherford International Ltd. (A)	24	426
		7,517
Oil & Gas Exploration & Production - 27.98%
Anadarko Petroleum Corporation	7	465
Apache Corporation	9	913
Cabot Oil & Gas Corporation	9	388
CNOOC Limited, ADR	2	350
Continental Resources, Inc. (A)	20	843
Devon Energy Corporation	10	728
EOG Resources, Inc.	8	744
Newfield Exploration Company (A)	19	904
Noble Energy, Inc.	12	880
Southwestern Energy Company (A)	30	1,435
Ultra Petroleum Corp. (A)	7	366
XTO Energy Inc.	16	752
		8,768
Oil & Gas Refining & Marketing - 1.64%
Clean Energy Fuels Corp. (A)	17	265
Valero Energy Corporation	15	248
		513
Oil & Gas Storage & Transportation - 4.64%
El Paso Corporation	45	440
El Paso Pipeline Partners, L.P.	16	415
Enbridge Inc.	13	599
		1,454
Semiconductor Equipment - 1.25%
Applied Materials, Inc.	28	393

TOTAL COMMON STOCKS - 93.22%		$29,217

(Cost: $29,531)

SHORT-TERM SECURITIES - 6.80%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$2,132	$2,132
(Cost: $2,132)

TOTAL INVESTMENT SECURITIES - 100.02%		$31,349

(Cost: $31,663)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.02%)		(7)

NET ASSETS - 100.00%		$31,342

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	77.99%
Canada	5.24%
Brazil	2.62%
Luxembourg	2.17%
Bermuda	1.67%
Hong Kong	1.12%
Australia	1.04%
United Kingdom	0.87%
Netherlands	0.50%
Other+	6.78%
+Includes cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$31,666

Gross unrealized appreciation	3,550
Gross unrealized depreciation	(3,867)

Net unrealized depreciation	$(317)

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Global Natural Resources

(UNAUDITED)

Ivy Funds VIP Global Natural Resources is subadvised by Mackenzie Financial Corp. of Canada.

Below, Frederick Sturm, CFA, portfolio manager of Ivy Funds VIP Global Natural Resources, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio for five years and has 29 years of industry experience.

Frederick Sturm

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Global Natural Resources	73.64%
Benchmark(s)/Lipper Category

Morgan Stanley Commodity Related Index	52.35%
(generally representative of an unmanaged group of natural resources stocks)

Lipper Variable Annuity Natural Resources Funds Universe Average	49.58%
(generally representative of the performance of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Last year was primarily one of implementing aggressive global reflationary policy as the first stage in restoring financial markets, investor confidence and economic activity. It was an important year for the Portfolio for two important reasons. First, we suggested that investors who were discouraged by 2008 should stay the course for the immediate recovery and long-term potential. Though a full recovery of all-time highs will take more time, we were encouraged by market gains. Second, it goes a long way to restoring credibility to the secular bull market trend we argued in the late 90s would last into the coming decade. We feel that the new year is likely to carry over the same theme, but we expect the first half to begin an important transition process. Specifically, the market will be looking for a necessary hand-off from government policy push to self-sustaining business and consumer spending. The good news is that we expect this transition to be successful over the next 12 months. However, we expect investors' memories of 2008 are too fresh to not temporarily reduce holdings that have rallied strongly over the past year. This would be consistent with market history following the first recovery year where markets rise in anticipation of economic recovery, but then briefly sell off on confirming news. This does suggest lower total returns than in 2009, but multi-month wiggles that will probably not prove meaningful in the context of 3-5 year investment plans, where we still expect equities to keep the pole position. Superior stock selection was the single largest contributor to the Portfolio's strong outperformance of its benchmark index and Lipper peer group during the period.

New year, new opportunities?

The new year starts with many parts of the global economy likely out of recession and embarking on the next potential period of growth, while last year provided further evidence of a growing leadership role in emerging markets. Historically, emerging markets were the assembly plants for excess Organization for Economic Cooperation and Development (OECD) demand that could not be supplied by local manufacturing and, as such, they tended to follow Western world leadership. This time China was the first out of the gate, already in growth mode and with many of their companies likely in position to post profitable results in 2010. The better companies in OECD countries lag in this process, probably by six to 24 months depending on industry and company specific dynamics. With double-digit unemployment and excess productive capacity, we believe that OECD policymakers will be reluctant to tighten early or dramatically this year. We believe emerging market policy will be more proactive in an effort to defend the hard-fought battle over the past decade of lowering local inflation. Given these circumstances, we expect economic growth somewhat below past recovery standards but growth, nonetheless, in 2010, 2011 and 2012.

The substantial realignment of unpegged currencies is well advanced. The U.S. dollar reached moderately undervalued levels on a purchasing power basis at the end of last year, providing rally support against a long-term trend that we feel should carry lower. The Portfolio has introduced partial hedges for Europe, the U.K, Canada, Brazil and Africa; China remains unhedged. The declining dollar was cited last year as a support for rising commodity prices, so a natural question is whether a rising dollar is necessarily bad for commodity prices. History suggests it depends on what the underlying economic conditions are that are causing the currency shift. If the dollar's increase is associated with global weakness, the prices likely would suffer. However, if the increase is associated with strong U.S. growth, then we feel industrial commodity prices can continue to rise. Gold has a more direct inverse link, and we feel it is likely that precious metals, having had a good run, will continue to trade around the long-term uptrend established since 2000. We maintain neutral- to moderately below-neutral holdings focused in a few select stocks. We expect the dollar to continue to feel the weight of trade deficits and drift lower over time, but we also expect all currencies to depreciate relative to baskets of hard assets.

We believe that the first revaluation trade in resource equity markets should largely be completed by the first quarter of 2010, so the year-to-year rate of change for the new bull market likely will peak. Valuations are not excessive, nor are they cheap in our opinion. Relative to other investment classes, we believe that resource equities still appear attractive for multiyear return potential. Investment markets have been hugely impacted by global macro factors for the past two years. Over the next two, we do not expect everything to be good or everything to be bad, which translates into industry- and company-specific factors being more dominant issues in investment returns. Stock picking will matter, as it did in 2009. Achieving above-historical returns will require a tighter focus on deeper relative value or stronger growth prospects.

Sectors, scarcity and solutions

Sustained low interest rates, increasing evidence of economic improvement and a persistent rise in equity markets have improved investor psychology, but there is little evidence of exuberance in our view. Investments have been focused on the rebound in companies that were excessively discounted in 2008 (particularly those with leverage), and more specifically companies that are more sensitive to a resumption of global growth. Emerging market consumer stocks, technology, and basic materials were the winners last year. The flow of funds continues to highlight a particular reluctance to reinvest in OECD markets; Japan has been the notable laggard. The health care sector was held back by policy risk in the U.S., while consumer stocks continue to await better employment numbers. More clarity in lagging sectors will help to substantially narrow the spread in returns in 2010, and we may see a brief rotation favoring the laggards, but we do not expect a major shift in long-term leadership. Meanwhile, the Portfolio has gradually reduced exposure to emerging markets like Brazil and increased OECD exposure for valuation reasons. Within the resources sectors, the highlight was "that which China must buy," like copper, iron ore and coal. Basic materials have historically been early market leaders, but often sell off thereafter. Major integrated energy companies were the laggards. Historically, energy's relative performance picks up with economic recovery, into the first hikes, and continues solid past the first hikes. The Portfolio has therefore been progressively harvesting profits out of basic materials and increasing exposure to energy.

We believe that investors will need to incorporate inflation protection within their portfolios in the years ahead as the economy recovers more fully. A lack of demand has been the overriding issue during the economic shutdown, and there remains sufficient spare capacity to produce almost anything, so aggregate inflation rates should remain muted for the next 18 months, we believe. Investors will therefore be sensitive to central bank policy tightening, potentially impacting demand and restricting profit growth. However, one of the biggest unintended consequences of the financial market disarray has been a drastic reduction in investment in new and additional capacity, as companies try to protect liquidity and await evidence of demand. For the first time in 50 years, U.S. companies are investing less than depreciation. Oil is a good example. We suspect spare capacity is near its peak, and for years to come supply growth likely will trail demand growth, causing prices to trend higher. It bears repeating that inventories for several commodities appear to be peaking now, effectively launching our multi-decade blueprint into the third "scarcity" phase. We feel that the full weight of scarcity pricing pressures should not be felt until the middle of this decade, but select commodities like garlic, cocoa, coal and sugar are already giving evidence to supply constraint pricing pressures. From time to time, share prices may get ahead of projected earnings growth - justifying trading around core positions - but investors should remember that multi-year peaks in resource sectors tend to come after a period of global economic expansion, not at the beginning of one. This five-year perspective magnifies the importance for both current investors and potential investors to put last year's strong returns into context and remain committed.

While from a thought leadership position we highlight the "scarcity" phase, the Portfolio is more interested in investing in what we feel are the solutions and companies that will be able to expand volumes. Over the past two quarters the Portfolio correctly augmented holdings of coal producers, both steam and metallurgical, in anticipation of tighter supply demand conditions. As we start this year, select coal-based electricity producers in China are restricting usage by some customers because coal inventories have fallen to critical levels below one week's supply. Elsewhere, we believe that natural gas prices likely have seen their lows, but we do not expect a runaway to the upside. We continue to advocate a strong focus on companies that we feel can deliver low-cost growth deploying multi-stage fracturing. We may well take moderate profits into seasonal strength. Meanwhile, global expenditures on energy drilling and service could rise considerably in 2010, in our view. While we are monitoring value parameters to judge whether stocks temporarily get too far ahead of fundamentals, we are inclined to allow some overvaluation on near-term earnings as we feel it is too early to handicap how far earnings may advance over the course of this up cycle.

Our outlook

We believe that a new bull market in equities has taken hold, delivering a solid initial lift from the unprecedented liquidation in 2008. As every market goes through a number of stages, so too, must this one go through a process of advance and consolidation. Given our outlook that equities will be the better performing multi-year asset class, we feel that investors should continue to make commitments to equities. We stand prepared to redeploy partial hedging if equities spurt higher in the months ahead and investors may then also want to defer additional purchase. In the context of the launch of the third phase in the secular trend, our mindset remains to "buy the dips."

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Natural Resources.

PORTFOLIO HIGHLIGHTS
Global Natural Resources

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)
Asset Allocation

Stocks	90.70%
Energy	51.33%
Materials	21.61%
Industrials	9.11%
Utilities	5.97%
Financials	1.20%
Consumer Staples	1.11%
Information Technology	0.37%
Options	5.70%
Bonds	0.06%
Corporate Debt Securities	0.06%
Cash and Cash Equivalents	3.54%

Country Weightings

North America	51.44%
United States	41.16%
Canada	10.28%
Europe	13.91%
Russia	5.45%
United Kingdom	4.27%
Other Europe	4.19%
Pacific Basin	10.38%
South America	8.76%
Brazil	8.55%
Other South America	0.21%
Other	4.08%
Bahamas/Caribbean	2.19%
Cash and Cash Equivalents and Options	9.24%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Alpha Natural Resources, Inc.	United States	Energy	Coal & Consumable Fuels
Petrohawk Energy Corporation	United States	Energy	Oil & Gas Exploration & Production
Cameron International Corporation	United States	Energy	Oil & Gas Equipment & Services
Randgold Resources Limited, ADR	United Kingdom	Materials	Gold
Open Joint Stock Company Gazprom, ADR	Russia	Energy	Integrated Oil & Gas
Mitsubishi Corporation	Japan	Industrials	Trading Companies & Distributors
Halliburton Company	United States	Energy	Oil & Gas Equipment & Services
El Paso Corporation	United States	Energy	Oil & Gas Storage & Transportation
Transocean Inc.	United States	Energy	Oil & Gas Drilling
Canadian Natural Resources Limited	Canada	Energy	Oil & Gas Exploration & Production
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Global Natural Resources

(UNAUDITED)

Global Natural Resources(1)	$15,190
MSCI Commodity-Related Index(2)	$19,310
Lipper Variable Annuity Natural Resources Funds Universe Average(2)	$17,676

	GLOBAL NATURAL RESOURCES	MORGAN STANLEY COMMODITY RELATED INDEX	LIPPER VA NATURAL RESOURCES FUNDS

4/28/05	10,000	10,000	10,000
12/31/05	12,604	12,580	13,526
12/31/06	15,818	15,283	16,216
12/31/07	22,699	21,929	22,214
12/31/08	8,748	12,675	11,817
12/31/09	15,190	19,310	17,676

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)
1-year period ended 12-31-09	73.64%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	9.35%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Global Natural Resources (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Australia - 0.33%
Coal & Allied Industries Limited (A)	9	$635

Bermuda - 0.83%
Bunge Limited	25	1,596

Brazil - 5.05%
Companhia de Saneamento de Minas Gerais (A)	139	2,657
Companhia Energetica de Minas Gerais - CEMIG, ADR	115	2,077
Gerdau S.A., ADR	25	426
Light S.A. (A)	35	522
Suzano Bahia Sul Papel E Celulose S.A. (A)	297	3,494
Tractebel Energia S.A. (A)	44	544
		9,720
Canada - 10.28%
Agnico-Eagle Mines Limited	14	756
Agrium Inc.	30	1,833
ARISE Technologies Corporation (A)(B)	72	19
Atacama Minerals Corp. (A)(B)(C)	120	68
Barrick Gold Corporation	33	1,307
Canadian Natural Resources Limited (A)	75	5,450
First Quantum Minerals Ltd. (A)	42	3,223
MGM Energy Corp. (A)(B)	416	113
Migao Corporation (A)(B)(D)	50	333
Migao Corporation (A)(B)	5	31
Potash Corporation of Saskatchewan Inc.	50	5,425
Suncor Energy Inc. (A)	34	1,210
		19,768
Cayman Islands - 1.36%
China High Speed Transmission Equipment Group Co., Ltd. (A)	401	974
Subsea 7 Inc. (A)(B)	83	1,372
Vinda International Holdings Limited (A)	325	230
Yingde Gases Group Company Limited (A)(B)	31	32
		2,608
Chile - 0.21%
Sociedad Quimica y Minera de Chile S.A., ADR	11	413

China - 3.24%
Sino-Forest Corporation, Class A (A)(B)	124	2,292
Yingli Green Energy Holding Company Limited, ADR (B)	249	3,929
		6,221
Cyprus - 0.07%
Buried Hill Energy (Cyprus) Public Company Limited (A)(B)(C)	70	126

Germany - 0.49%
Phoenix Solar Aktiengesellschaft, Sulzemoos (A)	3	200
SGL Carbon SE (A)(B)	25	740
		940
Hong Kong - 0.22%
Guangdong Investment Limited (A)	729	424

Indonesia - 0.56%
PT Tambang Batubara Bukit Asam (Persero) Tbk (A)	597	1,086

Israel - 1.13%
Israel Chemicals Ltd. (A)	165	2,167

Japan - 3.24%
Mitsubishi Corporation (A)	250	6,227

Kazakhstan - 0.42%
Joint Stock Company KazMunaiGas Exploration Production, GDR (A)	33	817

Norway - 0.40%
SeaDrill Limited (A)	30	763

Panama - 1.24%
McDermott International, Inc. (B)	100	2,389

Russia - 5.45%
Mechel Steel Group OAO, ADR	50	941
OJSC Oil Company Rosneft, GDR (A)	100	853
Open Joint Stock Company "RusHydro", ADR (A)(B)	75	284
Open Joint Stock Company Gazprom, ADR (A)	250	6,314
Uralkali Group, GDR (A)	100	2,079
		10,471
Singapore - 0.95%
Golden Agri-Resources Ltd (A)	850	306
Straits Asia Resources Limited (A)	825	1,520
		1,826
South Africa - 1.71%
AngloGold Ashanti Limited, ADR	30	1,206
Gold Fields Limited, ADR	65	852
Impala Platinum Holdings Limited (A)	33	907
Northam Platinum Limited (A)	50	324
		3,289
South Korea - 0.72%
LG Chem, Ltd. (A)(B)	5	980
Samsung SDI Co., Ltd. (A)(B)	3	407
		1,387
Switzerland - 2.81%
Noble Corporation	133	5,401

Thailand - 1.12%
Banpu Public Company Limited (A)	95	1,647
Banpu Public Company Limited, Registered Shares (A)	29	508
		2,155
United Kingdom - 4.27%
Antofagasta plc (A)	79	1,263
BG Group plc (A)	17	307
Randgold Resources Limited, ADR	84	6,646
		8,216
United States - 41.00%
Alpha Natural Resources, Inc. (B)	185	8,025
Cabot Oil & Gas Corporation	50	2,180
Cameron International Corporation (B)	160	6,689
Celanese Corporation, Series A	33	1,066
Chesapeake Energy Corporation	185	4,788
Cobalt International Energy, Inc. (B)	100	1,384
Comstock Resources, Inc. (B)	25	1,010
Dril-Quip, Inc. (B)	27	1,502
El Paso Corporation	580	5,705
Energy Recovery, Inc. (B)	33	228
Energy Transfer Partners, L.P.	16	724
EXCO Resources, Inc.	60	1,274
Foster Wheeler Ltd. (B)	25	724
GrafTech International Ltd. (B)	133	2,060
Halliburton Company	200	6,018
Occidental Petroleum Corporation	30	2,440
Oceaneering International, Inc. (B)	45	2,604
Owens-Illinois, Inc. (B)	80	2,630
Peabody Energy Corporation	55	2,487
Petrohawk Energy Corporation (B)	290	6,961
Plains Exploration and Production Company (B)	60	1,660
Questar Corporation	33	1,380
Regency Energy Partners LP	50	1,041
SandRidge Energy, Inc. (B)	141	1,328
Schlumberger Limited	9	553
Southwestern Energy Company (B)	17	819
Superior Energy Services, Inc. (B)	91	2,215
Swift Energy Company (B)	22	527
Transocean Inc. (B)	66	5,490
Weatherford International Ltd. (B)	30	537
Williams Companies, Inc. (The)	133	2,797
		78,846

TOTAL COMMON STOCKS - 87.10%		$167,491

(Cost: $147,527)

PREFERRED STOCKS

Brazil - 3.44%
Bradespar S.A. (A)	104	2,290
CESP - Companhia Energetica de Sao Paulo (A)	133	1,832
Companhia Energetica de Minas Gerais - CEMIG (A)	90	1,634
Usinas Siderurgicas de Minas Gerais S.A. - USIMINAS (A)	30	851
		6,607
United States - 0.16%
Konarka Technologies, Inc., 8.0% Cumulative (B)(C)	68	308

TOTAL PREFERRED STOCKS - 3.60%		$6,915

(Cost: $4,984)

CALL OPTIONS	Number of Contracts

Barrick Gold Corporation,
Apr $30.00, Expires 4-20-10	3	2,563
Chesapeake Energy Corporation,
Apr $20.00, Expires 4-19-10	2	1,548
El Paso Corporation:
Jan $5.00, Expires 1-19-10	2	768
Apr $5.00, Expires 4-19-10	1	340
Occidental Petroleum Corporation,
Feb $60.00, Expires 2-22-10	1	1,720
Petrohawk Energy Corporation,
Mar $20.00, Expires 3-22-10	1	270
Transocean Inc.,
Feb $70.00, Expires 2-22-10	1	674
Weatherford International Ltd.,
Feb $14.00, Expires 2-22-10	3	1,075
Williams Companies, Inc. (The),
Feb $10.00, Expires 2-22-10	2	1,997

TOTAL CALL OPTIONS - 5.70%		$10,955

(Cost: $11,472)

CORPORATE DEBT SECURITIES - 0.06%	Principal

Brazil
Bahia Sul Celulose S.A.,
8.614%, 12-1-12 (D)(E)(F)	BRL180	$123
(Cost: $86)

SHORT-TERM SECURITIES

Commercial Paper (G) - 2.09%
ITT Corporation,
0.090%, 1-4-10	$3,004	3,004
Wisconsin Electric Power Co.,
0.110%, 1-4-10	1,009	1,009
		4,013
Master Note - 1.72%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (H)	3,309	3,309

TOTAL SHORT-TERM SECURITIES - 3.81%		$7,322

(Cost: $7,322)

TOTAL INVESTMENT SECURITIES - 100.27%		$192,806

(Cost: $171,391)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.27%)		(517)

NET ASSETS - 100.00%		$192,289

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2009:
Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

Sell	Brazilian Real	Toronto-Dominion Bank (The)	1,400	3-5-10	$––	$ 1
Sell	Brazilian Real	Mellon Bank N.A.	1,400	3-12-10	––	2
Sell	Brazilian Real	Royal Bank of Canada	1,400	3-19-10	––	1
Sell	Brazilian Real	Toronto-Dominion Bank (The)	1,440	3-26-10	––	––	*
Sell	British Pound	Royal Bank of Canada	393	1-15-10	8	––
Sell	British Pound	Royal Bank of Canada	60	1-15-10	––	1
Sell	Canadian Dollar	Toronto-Dominion Bank (The)	3,000	3-5-10	––	31
Sell	Canadian Dollar	Mellon Bank N.A.	3,135	3-12-10	––	30
Sell	Euro	Toronto-Dominion Bank (The)	241	1-8-10	12	––
Sell	Euro	Canadian Imperial Bank of Commerce	100	2-5-10	5	––
Sell	South African Rand	Toronto-Dominion Bank (The)	1,415	1-6-10	––	6
Sell	South African Rand	Scotia Capital Inc. (USA)	1,100	1-27-10	––	3
Sell	South African Rand	Royal Bank of Canada	2,000	2-3-10	––	21

					$25	$96

*Not shown due to rounding.

(A)Listed on an exchange outside the United States.

(B)No dividends were paid during the preceding 12 months.

(C)At December 31, 2009, the following restricted securities were owned (Buried Hill Energy and Konarka Technologies, Inc. are Illiquid):

Security	Acquisition Date(s)	Shares	Cost	Market Value

Atacama Minerals Corp.	8-19-08	120	$113	$68
Buried Hill Energy (Cyprus) Public Company Limited	5-1-07 to 4-17-08	70	118	126
Konarka Technologies, Inc., 8.0% Cumulative	8-31-07	68	211	308

			$442	$502

     The total value of these securities represented approximately 0.26% of net assets at December 31, 2009.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $456 or 0.24% of net assets.

(E)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(F)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real).

(G)Rate shown is the yield to maturity at December 31, 2009.

(H)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Energy	51.33%
Materials	21.67%
Industrials	9.11%
Utilities	5.97%
Financials	1.20%
Consumer Staples	1.11%
Information Technology	0.37%
Other+	9.24%
+Includes options, cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$179,180
Gross unrealized appreciation	26,077
Gross unrealized depreciation	(12,451)
Net unrealized appreciation	$13,626

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Growth

(UNAUDITED)

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Ivy Funds VIP Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2009. Mr. Becker has managed the Portfolio for three years and has 21 years of industry experience, while Mr. Sanders has managed the Portfolio for 11 years and has 21 years of industry experience.

Daniel P. Becker Philip J. Sanders

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Growth	27.07%

Benchmark(s)/Lipper Category
Russell 1000 Growth Index	37.22%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	37.84%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A dramatic year for equities

Ivy Funds VIP Growth posted a strong positive return during the fiscal year as the U.S. financial system stabilized and investor confidence in the sustainability of the economic recovery continued to build.   The market experienced a historic rebound off the early March lows, surging about 65 percent off the bottom to end 2009 near its highs for the year.   Despite the Portfolio's healthy absolute return, its performance meaningfully lagged the Russell 1000 Growth benchmark return.

The Portfolio's underperformance was driven by several factors. First, relative performance was hampered by the Portfolio's ongoing focus on what we believe are high-quality companies with structurally advantaged business models. This strategy served as a headwind in 2009 as the market rally was largely led by lower-quality, higher-beta stocks of companies whose business models were the most distressed and valuations were the most depressed. Once market conditions stabilized and prospects for an economic recovery improved, these low-quality companies experienced a much more dramatic rebound than the dominant market leaders with strong balance sheets that many investors had previously favored. Portfolio performance also was hindered by unfavorable stock selection in the consumer discretionary and health care sectors as key holdings such as McDonald's Corporation, Home Depot Inc., Gilead Sciences Inc. and Abbott Laboratories lagged the broad market advance. Additional holdings posting disappointing relative performance included Wells Fargo & Company, Wal-Mart, General Dynamics and Monsanto Company.  On a positive note, the Portfolio did benefit from favorable stock selection in the energy sector (Schlumberger Limited, National Oilwell Varco Inc.) and strong performance from key technology holdings such as Apple Inc., Google, Inc. and Visa Inc.

An improving investment landscape

The strong market rebound in 2009 clearly provided a favorable backdrop for Portfolio performance.  While the early underpinnings of the rally were rooted in the stabilization of global credit markets and renewed confidence in the U.S. financial system, the market advance has recently been sustained by stronger-than-expected corporate profits, incrementally better employment data, strengthening confidence surveys and gradual improvements in the auto and housing markets. These factors have all combined to reinforce the "positive feedback loop" in the economy and aid investor sentiment. The U.S. economy has emerged from one of the longest and deepest recessions in recent memory and is now once again experiencing solid growth.

Our investment strategy has remained consistent over time and continues to focus on identifying what we feel are dominant companies that we believe can take a durable competitive advantage and sustain high levels of profitability and growth over the long term. While our high-quality focus did not particularly benefit Portfolio performance this year in relation to our index, we remain steadfast in our conviction regarding the merits of our investment philosophy and process.

Strategic reallocations

As the year unfolded, we became less defensive with respect to sector exposure and increasingly sought to position the Portfolio to benefit from the economic and corporate profit recovery. Areas of emphasis included the technology, consumer discretionary, financial and energy sectors as these sectors offer the best combination of valuation and earnings growth, in our view. The technology sector represents the Portfolio's largest overweight and appears particularly well positioned to benefit from the ongoing global economic rebound. We feel that many of these companies have a strong global presence, possess solid balance sheets, generate strong free cash flow and should benefit from a rebound in corporate spending and continued build out of advanced telecom networks. Key underweighted sectors for the Portfolio included consumer staples and health care, given their more defensive growth attributes and lower degree of operating leverage in a recovering economy.

From recovery to sustainability

Although the market and economic recovery over the last year has clearly surpassed most expectations, notable headwinds such as high unemployment, the end of monetary and fiscal stimulus, increased regulation, consumer de-leveraging and the potential for higher taxes still remain. However, given the lean cost structures of many U.S. corporations, we expect operating leverage to be meaningful even with only a modest recovery in revenues. Consequently, we believe that corporate earnings could continue to surpass expectations, resulting in a profit recovery that could potentially prove to be more robust than the economic recovery. While cost cutting and inherent operating leverage have played a key role in the early stages of the profit recovery, we expect top-line growth will be an increasingly important driver to profit growth as the year progresses. In our view, this will benefit higher quality companies with strong balance sheets, superior margin profiles and structural advantages in the marketplace - providing a favorable backdrop for our investment style. We believe companies with these attributes have the best chance of emerging from the downturn in an even stronger competitive position relative to weakened competitors. As the market's focus shifts from "recovery" to "sustainability" in 2010, we are optimistic that our high-quality growth strategy will show improved relative performance.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Growth.

PORTFOLIO HIGHLIGHTS
Growth

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	98.82%
Information Technology	40.80%
Consumer Discretionary	14.55%
Health Care	12.64%
Financials	11.04%
Consumer Staples	6.02%
Energy	5.92%
Materials	3.96%
Industrials	3.89%
Cash and Cash Equivalents	1.18%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Google Inc., Class A	Information Technology
Hewlett-Packard Company	Information Technology
Visa Inc., Class A	Information Technology
Colgate-Palmolive Company	Consumer Staples
Cisco Systems, Inc.	Information Technology
QUALCOMM Incorporated	Information Technology
Microchip Technology Incorporated	Information Technology
JPMorgan Chase & Co.	Financials
Schlumberger Limited	Energy

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Growth

(UNAUDITED)

Growth(1)	$10,346
Russell 1000 Growth Index	$6,666
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	$7,552

	IVY VIP GROWTH FUND	RUSSELL 1000 GROWTH INDEX	LIPPER VA LARGE-CAP GROWTH FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	10,141	7,758	8,701
12/31/01	8,687	6,176	6,967
12/31/02	6,837	4,455	5,072
12/31/03	8,414	5,782	6,543
12/31/04	8,692	6,145	7,103
12/31/05	9,668	6,469	7,649
12/31/06	10,155	7,057	8,169
12/31/07	12,776	7,892	9,351
12/31/08	8,142	4,858	5,479
12/31/09	10,346	6,666	7,552

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	27.07%
5-year period ended 12-31-09	3.55%
10-year period ended 12-31-09	0.34%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Growth (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 1.08%
United Technologies Corporation	138	$9,551

Air Freight & Logistics - 1.05%
FedEx Corporation	111	9,230

Asset Management & Custody Banks - 2.92%
BlackRock, Inc., Class A	56	12,910
T. Rowe Price Group, Inc.	240	12,759
		25,669
Automotive Retail - 0.53%
O'Reilly Automotive, Inc. (A)	122	4,651

Biotechnology - 2.74%
Gilead Sciences, Inc. (A)	558	24,155

Casinos & Gaming - 2.34%
Wynn Resorts, Limited (A)	353	20,573

Communications Equipment - 8.68%
Cisco Systems, Inc. (A)	1,547	37,030
QUALCOMM Incorporated	792	36,645
Research In Motion Limited (A)	41	2,776
		76,451
Computer Hardware - 9.91%
Apple Inc. (A)	225	47,466
Hewlett-Packard Company	775	39,920
		87,386
Consumer Finance - 1.02%
American Express Company	222	9,004

Data Processing & Outsourced Services - 7.03%
MasterCard Incorporated, Class A	86	22,065
Visa Inc., Class A	455	39,812
		61,877
Department Stores - 4.49%
Kohl's Corporation (A)	598	32,222
Nordstrom, Inc.	194	7,302
		39,524
Diversified Banks - 0.75%
Wells Fargo & Company	245	6,621

Electrical Components & Equipment - 1.20%
Emerson Electric Co.	248	10,555

Environmental & Facilities Services - 0.56%
Stericycle, Inc. (A)	89	4,916

Fertilizers & Agricultural Chemicals - 1.45%
Monsanto Company	157	12,794

General Merchandise Stores - 2.09%
Target Corporation	381	18,405

Health Care Equipment - 5.03%
Baxter International Inc.	479	28,089
Intuitive Surgical, Inc. (A)	36	10,920
Stryker Corporation	104	5,249
		44,258
Home Improvement Retail - 2.94%
Home Depot, Inc. (The)	602	17,421
Lowe's Companies, Inc.	362	8,465
		25,886
Hotels, Resorts & Cruise Lines - 1.19%
Carnival Corporation (A)	331	10,477

Household Products - 4.27%
Colgate-Palmolive Company	458	37,641

Industrial Gases - 1.51%
Praxair, Inc.	165	13,267

Internet Software & Services - 4.79%
Google Inc., Class A (A)	68	42,134

Investment Banking & Brokerage - 1.53%
Charles Schwab Corporation (The)	119	2,230
Goldman Sachs Group, Inc. (The)	67	11,262
		13,492
Life Sciences Tools & Services - 1.32%
Thermo Fisher Scientific Inc. (A)	244	11,641

Oil & Gas Equipment & Services - 5.92%
Halliburton Company	225	6,770
National Oilwell Varco, Inc.	184	8,126
Schlumberger Limited	511	33,281
Smith International, Inc.	145	3,934
		52,111
Other Diversified Financial Services - 4.06%
JPMorgan Chase & Co.	858	35,749

Personal Products - 0.75%
Estee Lauder Companies Inc. (The), Class A	136	6,562

Pharmaceuticals - 3.55%
Abbott Laboratories	327	17,660
Teva Pharmaceutical Industries Limited, ADR	241	13,556
		31,216
Restaurants - 0.97%
McDonald's Corporation	137	8,567

Semiconductors - 7.11%
Altera Corporation	227	5,139
Broadcom Corporation, Class A (A)	375	11,791
Linear Technology Corporation	309	9,431
Microchip Technology Incorporated	1,247	36,240
		62,601
Soft Drinks - 1.00%
Coca-Cola Company (The)	155	8,807

Specialized Finance - 0.76%
CME Group Inc.	20	6,685

Specialty Chemicals - 1.00%
Ecolab Inc.	197	8,771

Systems Software - 3.28%
Microsoft Corporation	947	28,862

TOTAL COMMON STOCKS - 98.82%		$870,089

(Cost: $728,813)

SHORT-TERM SECURITIES	Principal

Commercial Paper (B) - 0.58%
ITT Corporation,
0.090%, 1-4-10	$5,133	5,133

Master Note - 0.31%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (C)	2,711	2,711

TOTAL SHORT-TERM SECURITIES - 0.89%		$7,844

(Cost: $7,844)

TOTAL INVESTMENT SECURITIES - 99.71%		$877,933

(Cost: $736,657)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.29%		2,580

NET ASSETS - 100.00%		$880,513

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at December 31, 2009.

(C)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$737,831

Gross unrealized appreciation	148,349
Gross unrealized depreciation	(8,247)

Net unrealized appreciation	$140,102

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
High Income

(UNAUDITED)

Below, William M. Nelson, portfolio manager of Ivy Funds VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio for 11 years and has 21 years of industry experience.

William M. Nelson

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP High Income	46.42%
Benchmark(s)/ Lipper Category
Citigroup High Yield Market Index	55.20%
(generally reflects the performance of securities representing the high yield bond market)
Lipper Variable Annuity High Current Yield Funds Universe Average	43.33%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Strong return, but relative performance lagged

Ivy Funds VIP High Income produced a solid return for the year and solid performance relative to its peer group average, yet underperformed its benchmark index.

The Portfolio's underperformance relative to its benchmark index can be traced to the fact that, throughout the year, the Portfolio maintained a shorter duration and was also underweight the "risky" CCC sector, which performed surprisingly well during the year.

Low-quality led the rally

Another factor that influenced the Portfolio's performance during the period was the massive spread widening that occurred following the 2008 bankruptcy of Lehman Brothers. In early 2009, spreads were still near historically wide levels. As government intervention calmed the markets, high-yield bonds, along with other asset classes, rallied. Bonds that had widened significantly and underperformed in 2008 were the beneficiaries of a year-long rally in 2009. Those names that were highly leveraged and "beaten up" the most in 2008 were, for the most part, the stellar outperformers in 2009. Even though the Portfolio took on additional risk as the year unfolded, the technicals favored the lower-quality issuers, which continue to be highly leveraged and most susceptible to default, in our opinion.

Seeking value opportunities

From a sector standpoint, the Portfolio was overweight in the health care, retail and services sectors, among others. As the recovery continues, we intend to reallocate the Portfolio to potentially benefit from sectors and issues that we feel appear undervalued.

Volatility on the horizon

Going forward, our view is with an eye toward recovery. We would expect continued spread compression, though at a much more moderate pace than in 2009. In addition, we would expect some volatility throughout the year as investors, in general, react to economic data as the year progresses. To be sure, we believe 2009 was an extraordinary year for returns in high-yield. Finally, we feel that credit selection and the macro environment will drive overall performance in the year ahead.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP High Income.

PORTFOLIO HIGHLIGHTS
High Income

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Bonds	96.19%
Corporate Debt Securities	92.10%
Senior Loans	4.09%
Cash and Cash Equivalents and Equities	3.81%

Bond Portfolio Characteristics

Average maturity	4.9 years
Effective duration	3.8 years
Weighted average bond rating	B

Quality Weightings

Investment Grade	1.61%
A	0.01%
BBB	1.60%
Non-Investment Grade	94.58%
BB	19.22%
B	51.41%
CCC	22.62%
Below CCC	1.33%
Cash and Cash Equivalents and Equities	3.81%
Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
High Income

(UNAUDITED)

High Income(1)	$17,077
Citigroup High Yield Market Index	$18,948
Lipper Variable Annuity High Current Yield Funds Universe Average	$15,381

	HIGH INCOME	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER VA HIGH CURRENT YIELD FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	9,028	9,432	9,180
12/31/01	9,856	9,945	9,255
12/31/02	9,657	9,793	9,199
12/31/03	11,563	12,793	11,423
12/31/04	12,703	14,173	12,586
12/31/05	13,026	14,467	12,947
12/31/06	14,363	16,181	14,233
12/31/07	14,918	16,479	14,598
12/31/08	11,663	12,209	10,731
12/31/09	17,077	18,948	15,381

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	46.42%
5-year period ended 12-31-09	6.10%
10-year period ended 12-31-09	5.50%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
High Income (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Broadcasting - 0.00%
Citadel Broadcasting Corporation (A)	15	$––	*

Casinos & Gaming - 0.05%
Pinnacle Entertainment, Inc. (A)	13	112

Food Distributors - 0.23%
Dole Food Company, Inc. (A)	40	496

Oil & Gas Storage & Transportation - 0.17%
Inergy, L.P.	10	357

Wireless Telecommunication Service - 0.06%
NII Holdings, Inc. (A)	4	118

TOTAL COMMON STOCKS - 0.51%		$1,083

(Cost: $1,535)

CORPORATE DEBT SECURITIES	Principal

Aerospace - 1.83%
Global Aviation Holdings, Inc.,
14.000%, 8-15-13 (B)	$ 500	497
Vought Aircraft Industries, Inc.,
8.000%, 7-15-11	3,460	3,412
		3,909
Apparel, Accessories & Luxury Goods - 0.36%
Oxford Industries, Inc.,
11.375%, 7-15-15	700	770

Automobile Manufacturers - 2.64%
Affinia Group Inc.:
9.000%, 11-30-14	941	913
10.750%, 8-15-16 (B)	1,000	1,084
Asbury Automotive Group, Inc.,
7.625%, 3-15-17	225	212
Navistar International Corporation,
8.250%, 11-1-21	320	328
UCI Holdco, Inc.,
9.250%, 12-15-13 (C)(D)	2,258	1,909
United Auto Group, Inc.,
7.750%, 12-15-16	1,250	1,209
		5,655
Automotive Retail - 1.05%
Group 1 Automotive, Inc.,
8.250%, 8-15-13	2,250	2,239

Banking - 0.72%
JPMorgan Chase & Co.,
7.900%, 4-29-49 (C)	1,500	1,547

Broadband - 0.42%
Clearwire Communications LLC:
12.000%, 12-1-15 (B)	720	731
12.000%, 12-1-15 (B)	160	162
		893
Broadcast / Outdoor - 0.73%
Salem Communications Corporation,
9.625%, 12-15-16 (B)	450	471
Sirius Satellite Radio Inc.,
9.625%, 8-1-13	1,100	1,095
		1,566
Building Products - 3.23%
CPG International I Inc.,
10.500%, 7-1-13	1,500	1,418
Goodman Global Group, Inc.,
0.000%, 12-15-14 (B)(E)	2,695	1,529
Goodman Global, Inc.,
13.500%, 2-15-16	1,300	1,438
Norcraft Companies, L.P. and Norcraft Finance Corp.:
9.750%, 9-1-12	728	699
10.500%, 12-15-15 (B)	590	605
Ply Gem Industries, Inc.,
11.750%, 6-15-13	1,250	1,250
		6,939
Cable & Satellite - 2.02%
CSC Holdings, Inc.:
8.500%, 6-15-15 (B)	600	639
8.625%, 2-15-19 (B)	250	269
DISH DBS Corporation:
7.875%, 9-1-19 (B)	1,000	1,049
7.875%, 9-1-19	750	787
EchoStar DBS Corporation,
7.750%, 5-31-15	1,500	1,571
		4,315
Capital Goods - 0.85%
RBS Global, Inc. and Rexnord LLC:
9.500%, 8-1-14	1,025	1,027
9.500%, 8-1-14 (B)	286	287
11.750%, 8-1-16	500	495
		1,809
Casinos & Gaming - 5.36%
Ameristar Casinos, Inc.,
9.250%, 6-1-14 (B)	3,150	3,267
Inn of the Mountain Gods Resort and Casino,
12.000%, 11-15-10 (F)	1,750	724
MGM MIRAGE:
8.500%, 9-15-10	2,600	2,586
10.375%, 5-15-14 (B)	325	353
7.625%, 1-15-17	500	389
11.125%, 11-15-17 (B)	650	720
11.375%, 3-1-18 (B)	750	671
Peninsula Gaming, LLC:
8.375%, 8-15-15 (B)	550	549
10.750%, 8-15-17 (B)	400	402
Pinnacle Entertainment, Inc.:
8.250%, 3-15-12	1,289	1,289
8.625%, 8-1-17 (B)	525	536
		11,486
Chemicals - 0.83%
JohnsonDiversey Holdings, Inc.:
8.250%, 11-15-19 (B)	1,000	1,012
10.500%, 5-15-20 (B)	750	754
		1,766
Construction Materials - 2.14%
Headwaters Incorporated,
11.375%, 11-1-14 (B)	2,415	2,519
Headwaters Incorporated, Convertible:
2.500%, 2-1-14	75	55
14.750%, 2-1-14 (G)	1,696	1,810
16.000%, 6-1-16 (B)	200	220
		4,604
Consumer Finance - 2.79%
ASG Consolidated LLC and ASG Finance, Inc.,
11.500%, 11-1-11	3,325	3,333
Ford Motor Credit Company:
3.034%, 1-13-12 (C)	350	326
8.000%, 12-15-16	1,000	1,001
Ford Motor Credit Company LLC:
8.700%, 10-1-14	400	418
12.000%, 5-15-15	750	870
		5,948
Consumer Products - 1.60%
Visant Holding Corp.,
8.750%, 12-1-13	3,325	3,416

Containers - 1.50%
Graham Packaging Company, L.P. and GPC Capital Corp. I,
9.875%, 10-15-14	1,000	1,021
Huntsman International LLC:
7.375%, 1-1-15	850	816
5.500%, 6-30-16 (B)	300	266
Plastipak Holdings, Inc.:
8.500%, 12-15-15 (B)	130	133
10.625%, 8-15-19 (B)	880	970
		3,206
Department Stores - 0.40%
Federated Retail Holdings, Inc.,
6.375%, 3-15-37	1,000	845

Diversified Chemicals - 0.04%
Solutia Inc.,
8.750%, 11-1-17	80	83

Diversified Support Services - 0.22%
Iron Mountain Incorporated,
8.375%, 8-15-21	450	465

Diversified Telecom - 1.26%
Frontier Communications Corporation,
8.125%, 10-1-18	800	810
Qwest Communications International Inc.,
8.000%, 10-1-15	800	822
Qwest Corporation,
8.375%, 5-1-16	1,000	1,073
		2,705
Environmental Services - 0.28%
Geokinetics Holdings USA, Inc.,
9.750%, 12-15-14 (B)	600	590

Finance - 1.79%
CEMEX Finance LLC,
9.500%, 12-14-16 (B)	400	419
CPM Holdings, Inc.,
10.625%, 9-1-14 (B)	1,250	1,319
Dollar Financial Corp.,
10.375%, 12-15-16 (B)	2,050	2,096
		3,834
Food Distributors - 0.90%
Dole Food Company, Inc.,
13.875%, 3-15-14 (B)	785	944
Viskase Companies, Inc.,
9.875%, 1-15-18 (B)	975	982
		1,926
General Merchandise Stores - 1.44%
Dollar General Corporation:
10.625%, 7-15-15	1,462	1,619
11.875%, 7-15-17	1,262	1,458
		3,077
Health Care Equipment - 1.07%
Biomet, Inc.:
10.000%, 10-15-17	750	815
10.375%, 10-15-17	500	543
11.625%, 10-15-17	850	938
		2,296
Health Care Facilities - 2.53%
HCA Inc.:
9.625%, 11-15-16	1	1
9.875%, 2-15-17 (B)	300	332
8.500%, 4-15-19 (B)	1,000	1,078
7.875%, 2-15-20 (B)	500	521
HealthSouth Corporation:
10.750%, 6-15-16	1,750	1,902
8.125%, 2-15-20	1,600	1,576
		5,410
Health Care Facilities / Supplies - 5.49%
Angiotech Pharmaceuticals, Inc.,
7.750%, 4-1-14	1,175	758
Catalent Pharma Solutions, Inc.:
9.500%, 4-15-15 (D)	560	494
9.750%, 4-15-17 (H)	EUR275	288
ReAble Therapeutics Finance LLC and ReAble Therapeutics Finance Corporation:
10.875%, 11-15-14	$1,000	1,055
11.750%, 11-15-14	1,500	1,556
Rural/Metro Corporation,
0.000%, 3-15-16 (I)	1,415	1,429
United Surgical Partners International, Inc.,
8.875%, 5-1-17	2,000	2,060
US Oncology, Inc.:
10.750%, 8-15-14	2,530	2,656
9.125%, 8-15-17	1,370	1,439
		11,735
Hotels, Resorts & Cruise Lines - 1.80%
Gaylord Entertainment Company,
6.750%, 11-15-14	2,350	2,185
Gaylord Entertainment Company, Convertible,
3.750%, 10-1-14 (B)	150	153
Starwood Hotels & Resorts Worldwide, Inc.,
6.750%, 5-15-18	1,500	1,504
		3,842
Household Products - 0.64%
Simmons Bedding Company,
7.875%, 1-15-14 (F)	1,225	1,127
Simmons Company,
10.000%, 12-15-14 (F)	3,000	240
		1,367
Independent Finance - 0.16%
American General Finance Corporation,
6.900%, 12-15-17	500	347

Industrial - Other - 0.13%
J.B. Poindexter & Co., Inc.,
8.750%, 3-15-14	345	287

IT Consulting & Other Services - 0.87%
SunGard Data Systems Inc.:
9.125%, 8-15-13	625	641
10.625%, 5-15-15	1,100	1,211
		1,852
Leisure - 1.15%
Cinemark USA, Inc.,
8.625%, 6-15-19 (B)	1,000	1,040
Speedway Motorsports, Inc.,
8.750%, 6-1-16	1,350	1,424
		2,464
Machinery - 0.52%
Terex Corporation,
10.875%, 6-1-16	1,000	1,115

Metals / Mining - 2.07%
Compass Minerals International, Inc.,
8.000%, 6-1-19 (B)	1,200	1,236
Teck Cominco Limited,
6.125%, 10-1-35	1,500	1,342
Teck Resources Limited:
10.250%, 5-15-16	780	909
10.750%, 5-15-19	780	932
		4,419
Movies & Entertainment - 1.12%
AMC Entertainment Inc.,
11.000%, 2-1-16	1,500	1,568
Marquee Holdings Inc.,
9.505%, 8-15-14	1,000	831
		2,399
Office Services & Supplies - 2.01%
Interface, Inc.:
11.375%, 11-1-13	1,200	1,341
9.500%, 2-1-14	3,000	2,951
		4,292
Oil & Gas Exploration & Production - 2.13%
Chesapeake Energy Corporation,
9.500%, 2-15-15	700	768
Petrohawk Energy Corporation:
9.125%, 7-15-13	2,250	2,352
10.500%, 8-1-14	400	437
7.875%, 6-1-15	1,000	1,010
		4,567
Oil & Gas Storage & Transportation - 2.16%
Copano Energy, L.L.C.,
8.125%, 3-1-16	650	657
El Paso Corporation,
8.250%, 2-15-16	275	294
Inergy, L.P.,
8.750%, 3-1-15	1,600	1,643
Inergy, L.P. and Inergy Finance Corp.,
8.250%, 3-1-16	2,000	2,029
		4,623
Oil Refining & Marketing - 1.41%
Alon Refining Krotz Springs, Inc.,
13.500%, 10-15-14 (B)	720	671
McMoRan Exploration Co.,
11.875%, 11-15-14	1,250	1,282
Quicksilver Resources Inc.:
11.750%, 1-1-16	600	681
7.125%, 4-1-16	400	373
		3,007
Packaged Foods & Meats - 1.84%
Central Garden & Pet Company,
9.125%, 2-1-13	3,874	3,928

Paper & Forest Products - 1.04%
NewPage Corporation,
11.375%, 12-31-14 (B)	400	404
PE Paper Escrow GmbH,
12.000%, 8-1-14 (B)	1,640	1,812
		2,216
Paper Packaging - 0.42%
Sealed Air Corporation,
7.875%, 6-15-17 (B)	850	905

Pharmaceuticals - 0.24%
Talecris Biotherapeutics Holdings Corp.,
7.750%, 11-15-16 (B)	500	508

Publishing - 0.97%
Nielsen Finance LLC and Nielsen Finance Co.:
11.500%, 5-1-16	1,200	1,341
0.000%, 8-1-16 (I)	800	730
		2,071
Railroads - 2.88%
Kansas City Southern de Mexico, S.A. de C.V.,
12.500%, 4-1-16	1,500	1,725
Kansas City Southern Railway Company (The),
13.000%, 12-15-13	2,600	3,016
TFM, S.A. de C.V.,
9.375%, 5-1-12	1,375	1,427
		6,168
Restaurants - 1.67%
NPC International, Inc.,
9.500%, 5-1-14	3,605	3,569

Retail Propane Distributors - 0.49%
Ferrellgas, L.P. and Ferrellgas Finance Corp.,
9.125%, 10-1-17 (B)	1,000	1,058

Retail Stores - 4.71%
Limited Brands, Inc.,
8.500%, 6-15-19 (B)	1,400	1,523
May Department Stores Company (The),
6.700%, 7-15-34	360	313
Pantry, Inc. (The),
7.750%, 2-15-14	1,000	960
QVC, Inc.,
7.500%, 10-1-19 (B)	1,500	1,530
Rite Aid Corporation,
9.750%, 6-12-16	300	326
Sally Holdings LLC and Sally Capital Inc.:
9.250%, 11-15-14	1,750	1,816
10.500%, 11-15-16	1,000	1,075
Sonic Automotive, Inc.,
8.625%, 8-15-13	2,578	2,564
		10,107
Service - Other - 10.25%
Education Management LLC and Education Management Finance Corp.:
8.750%, 6-1-14	3,620	3,737
10.250%, 6-1-16	38	41
Expedia, Inc.,
8.500%, 7-1-16 (B)	750	811
Interpublic Group of Companies, Inc. (The),
10.000%, 7-15-17	2,000	2,220
KAR Holdings, Inc.,
4.281%, 5-1-14 (C)	1,750	1,632
Laureate Education, Inc.:
10.000%, 8-15-15 (B)	1,000	1,010
11.000%, 8-15-15 (B)(D)	3,758	3,550
11.750%, 8-15-17 (G)	375	379
Quintiles Transnational Holdings Inc,
9.500%, 12-30-14 (B)	1,040	1,045
Reddy Ice Holdings, Inc.,
10.500%, 11-1-12	1,850	1,721
West Corporation:
9.500%, 10-15-14	1,500	1,523
11.000%, 10-15-16	4,090	4,273
		21,942
Technology - 4.28%
DuPont Fabros Technology, L.P.,
8.500%, 12-15-17 (B)	600	610
Jabil Circuit, Inc.:
7.750%, 7-15-16	1,520	1,596
8.250%, 3-15-18	580	621
Terremark Worldwide, Inc.,
12.000%, 6-15-17 (B)	1,700	1,879
Xerox Capital Trust I,
8.000%, 2-1-27	4,500	4,454
		9,160
Utilities - 0.90%
AES Corporation (The),
9.750%, 4-15-16 (B)	1,750	1,916

Wireless Telecommunication Service - 2.75%
Cricket Communications, Inc.,
7.750%, 5-15-16	1,200	1,196
Crown Castle International Corp.:
9.000%, 1-15-15	1,815	1,932
7.125%, 11-1-19	400	396
MetroPCS Communications, Inc.,
9.250%, 11-1-14	850	861
SBA Telecommunications, Inc.:
8.000%, 8-15-16 (B)	300	314
8.250%, 8-15-19 (B)	300	318
Sprint Nextel Corporation,
8.375%, 8-15-17	200	204
Wind Acquisition Finance S.A.,
11.750%, 7-15-17 (B)	600	656
		5,877

TOTAL CORPORATE DEBT SECURITIES - 92.10%		$197,040

(Cost: $191,130)

SENIOR LOANS

Casinos & Gaming - 0.80%
Las Vegas Sands, LLC:
2.010%, 5-23-14 (C)	1,639	1,431
2.010%, 5-23-14 (C)	331	289
		1,720
Diversified Chemicals - 0.71%
Solutia Inc.,
7.250%, 2-28-14 (C)	1,493	1,513

Retail Stores - 1.35%
Rite Aid Corporation,
9.500%, 6-5-15 (C)	2,800	2,889

Technology - 0.58%
Palm Inc.,
3.760%, 4-24-14 (C)	1,445	1,236

Utilities - 0.65%
Energy Future Competitive Holdings Company and Texas Competitive Electric Holdings Company, LLC:
3.735%, 10-10-14 (C)	1,693	1,371
3.751%, 10-10-14 (C)	18	14
		1,385

TOTAL SENIOR LOANS - 4.09%		$8,743

(Cost: $8,582)

SHORT-TERM SECURITIES - 1.32%

Commercial Paper (J)
Abbott Laboratories,
0.010%, 1-4-10	2,815	$2,815
(Cost: $2,815)

TOTAL INVESTMENT SECURITIES - 98.02%		$209,681

(Cost: $204,062)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.98%		4,230

NET ASSETS - 100.00%		$213,911

Notes to Schedule of Investments
The following forward foreign currency contracts were outstanding at December 31, 2009:
Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

Sell	Euro	Citibank, N.A.	14	4-15-10	$1	$––
Sell	Euro	Citibank, N.A.	13	10-15-10	1	––
Sell	Euro	Citibank, N.A.	13	4-15-11	1	––
Sell	Euro	Citibank, N.A.	13	10-14-11	1	––
Sell	Euro	Citibank, N.A.	13	4-13-12	1	––
Sell	Euro	Citibank, N.A.	13	10-15-12	1	––
Sell	Euro	Citibank, N.A.	13	4-15-13	1	––
Sell	Euro	Citibank, N.A.	13	10-15-13	1	––
Sell	Euro	Citibank, N.A.	14	4-15-14	1	––
Sell	Euro	Citibank, N.A.	14	10-15-14	1	––
Sell	Euro	Citibank, N.A.	14	4-15-15	1	––
Sell	Euro	Citibank, N.A.	14	10-15-15	1	––
Sell	Euro	Citibank, N.A.	13	4-15-16	1	––
Sell	Euro	Citibank, N.A.	13	10-14-16	1	––
Sell	Euro	Citibank, N.A.	289	4-13-17	24	––

					$38	$––

*Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $50,925 or 23.81% of net assets.

(C)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(D)Payment in kind bonds.

(E)Zero coupon bond.

(F)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(G)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $2,189 or 1.02% of net assets.

(H)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

(I)Securities do not bear interest for an initial period of time and subsequently become interest bearing.

(J)Rate shown is the yield to maturity at December 31, 2009.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$204,135
Gross unrealized appreciation	11,784
Gross unrealized depreciation	(6,238)
Net unrealized appreciation	$5,546

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
International Growth

(UNAUDITED)

Below, Chace Brundige, CFA, portfolio manager of Ivy Funds VIP International Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2009.

Mr. Brundige has managed the Portfolio for one year and has 16 years of industry experience.

Chace Brundige

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP International Growth	26.89%

Benchmark(s)/Lipper Category
MSCI EAFE Growth Index	29.37%
(generally reflects the performance of international growth stocks)
Lipper Variable Annuity International Growth Funds Universe Average	38.33%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A year of dramatic change, reversal

The fiscal year ended December 31, 2009 was a period in which the market demonstrated two distinctly different psychologies. The year began on a note of heightened anxiety, as the global financial system teetered on the brink of collapse in the aftermath of the western housing slump and the worst credit crunch in decades. However, thanks to unprecedented intervention by governments in many developed and emerging markets, markets began to anticipate a global recovery in March. As the U.S. launched into quantitative easing and China's rapid loan growth materialized, markets correctly bid up assets - gold, real estate and equities - and left the U.S. dollar in the dust. All of this provided a strong environment for international equities for the year.

This positive momentum continued largely unabated throughout the second and third quarters. Equity valuation spreads had widened to unprecedented levels at the beginning of the year. The value style began to dramatically outperform its growth counterpart and the dollar continued to weaken against international currencies as investors moved away from safety and increasingly used it as a source of funds. Credit spreads that had been so wide tightened dramatically causing the credit window to open once again (at least for large corporations). European and Japanese banks began to recapitalize and leveraged companies of all kinds began to refinance.

As the year wound to a close, however, momentum slowed perceptibly, and the U.S. dollar began to strengthen versus the index basket of international currencies, breaking a sixth-month trend of significant weakening. In general, the availability and cost of money continued to improve globally, although credit availability to consumers and small businesses remains tight in most developed markets. The Dubai World credit default issues and growing concern over Greek sovereign financing during the final quarter served as a reminder that credit has improved but significant risks remain. Global GDP growth has rebounded, led by China and other emerging economies, while many in the west face a tepid rebound, especially once the inventory effect fades.

Factors impacting performance

Sector returns for 2009 were fairly balanced, with both stable and cyclical sectors sprinkled among the outperformers. One of the strongest sectors during the year was the materials sector, which provided outperformance in each quarter of the year. Unfortunately, the Portfolio's exposure in this arena was underweight, which weighed on the Portfolio's relative results. While we do like certain companies within that sector, primarily those in resources and metals, we have not forced a particular sector weighting into the Portfolio as our process is generally focused on finding companies that fit our investment style, rather than making broad sector bets.

With respect to geographical allocation, the Portfolio benefited from its stock selection in China, particularly among banks and life insurance providers, and in France, where top producers were found in the energy and consumer discretionary sectors. The Portfolio also benefited from a strategic underweight in slow-growing Japan, which continues to struggle with a deep and prolonged recession, although several Japanese materials and information technology holdings there added to results.

Positioning for 2010

We have made some changes near the end of the year to position for a different market in 2010. We have increased our weight in Japan (though still well below the index) and have focused on export-driven companies that we feel are competitively well-positioned and stand to gain from a weakening of the Japanese yen. While currencies are always difficult to call, from our vantage point the risk to the yen versus the USD is solidly skewed to the downside. Therefore, we have entered 2010 having hedged our entire yen exposure.

As the year wound to a close, the Portfolio's cyclical exposure was focused in information technology and energy through a handful of companies in oilfield services. While this is an outcome of stock picking versus an outright sector bet, we feel information technology will benefit over this business cycle as companies generally focus precious cap-ex budgets on driving efficiencies and cost savings versus increasing production. We believe that our oil service positions could benefit from a global recovery and we prefer that commodity to others based upon secular consumer demand in emerging economies as well as a relatively unresponsive global supply. Our concern regarding the materials sector, generally speaking, is that much near-term demand has been generated through stimulus policy decisions in China combined with a focused inventory build ahead of the use of those materials at prices that were considered attractive. Therefore, we feel that the demand outlook, while solid, could be bumpy in 2010.

A halting recovery, significant headwinds

We entered 2010 on the tailwind of a recovery that we feel was largely driven by a collective global policy response to the credit-driven recession of 2009. Massive fiscal stimulus and monetary accommodation were the rule last year. As monetary impact fades and government debt piles up globally, we anticipate a more difficult market environment in 2010.

We think a number of positives and negatives will play tug-of-war in the equity markets in the months ahead. Unprecedented corporate cuts in fixed expenses and capital spending have generally prepared companies for strong margin expansion in the recovery. Earnings estimates that came down so sharply since late 2007 appear to have bottomed and begun to turn up. We believe stocks have anticipated this, but strengthening economic growth could drive marked positive earnings estimate revisions - a clear positive for the market.

As the credit crunch in developed markets caused companies to cut expenses and conserve working capital, inventories broadly drew down to very low levels. We think those markets should see at least a couple quarters of traditional inventory restocking. With a pickup in end demand, the effect may be pronounced. While we often hear anecdotes of companies and supply chains having learned to exist with lower inventories, any hint of shortages would quickly result in a snapback. This will probably occur in certain industries and geographies.

The elephant in the room is that developed economies will eventually be forced to increase taxes and cut spending. Budget deficits cannot perpetually expand, and without a strong multi-year recovery, this mess won't be outgrown. China injected $1 trillion into its economy in the first half of 2009 through a policy-driven increase in bank lending. This had an immediate and positive effect on the economy and more directly on asset prices. We believe a good chunk of that is likely still to be deployed into the real economy through infrastructure projects. However, loan growth has slowed and we believe will continue at a slower rate. Also, the dramatic effect on the property market has caused the government to tighten real estate policies somewhat in an effort to avoid a bubble. As non-traditional monetary measures are unwound, short-term rates are increased and stimulus spending growth fades, we believe the effects will weigh on equity markets.

As always, we will continue to augment our economic view with focused fundamental analysis, attempting to find companies that we feel are erecting long-term competitive advantages and benefiting from secular tailwinds.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Growth.

PORTFOLIO HIGHLIGHTS
International Growth

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)
Asset Allocation

Stocks	93.37%
Consumer Staples	16.08%
Financials	15.50%
Industrials	12.75%
Information Technology	11.93%
Energy	8.91%
Consumer Discretionary	6.90%
Telecommunication Services	6.79%
Materials	6.36%
Health Care	5.19%
Utilities	2.96%
Cash and Cash Equivalents	6.63%

Country Weightings

Europe	62.82%
United Kingdom	26.55%
Switzerland	8.74%
Germany	8.04%
France	7.41%
Italy	4.40%
Other Europe	7.68%
Pacific Basin	25.01%
Japan	11.20%
China	7.83%
Australia	3.61%
Other Pacific Basin	2.37%
South America	2.77%
North America	2.77%
Cash and Cash Equivalents	6.63%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
VINCI	France	Industrials	Construction & Engineering
Tokyo Electron Limited	Japan	Information Technology	Semiconductor Equipment
British American Tobacco p.l.c.	United Kingdom	Consumer Staples	Tobacco
Reckitt Benckiser Group plc	United Kingdom	Consumer Staples	Household Products
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
Xstrata plc	United Kingdom	Materials	Diversified Metals & Mining
Vodafone Group Plc	United Kingdom	Telecommunication Services	Wireless Telecommunication Service
Fresenius AG	Germany	Health Care	Health Care Facilities/Supplies
Prudential plc	United Kingdom	Financials	Life & Health Insurance

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
International Growth

(UNAUDITED)

International Growth(1)	$8,681
MSCI EAFE Growth Index	$8,766
Lipper Variable Annuity International Growth Funds Universe Average	$10,209

	INTERNATIONAL GROWTH	MSCI EAFE GROWTH INDEX	LIPPER VA INTERNATIONAL GROWTH FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	7,634	7,548	8,016
12/31/01	5,937	5,693	6,060
12/31/02	4,859	4,780	4,976
12/31/03	6,069	6,310	6,738
12/31/04	6,919	7,327	7,964
12/31/05	8,058	8,301	9,296
12/31/06	9,750	10,154	11,730
12/31/07	11,826	11,825	13,745
12/31/08	6,842	6,776	7,380
12/31/09	8,681	8,766	10,209

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	26.89%
5-year period ended 12-31-09	4.64%
10-year period ended 12-31-09	-1.40%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
International Growth (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value
Australia - 3.61%
Foster's Group Limited (A)	999	$4,916
Telstra Corporation Limited (A)(B)	149	458
Telstra Corporation Limited (A)	1,316	4,046
		9,420
Belgium - 1.88%
InBev NV (A)	95	4,914

Brazil - 2.77%
Banco Santander (Brasil) S.A., Units (A)(B)	185	2,533
Petroleo Brasileiro S.A. - Petrobras, ADR	99	4,716
		7,249
Canada - 1.59%
Canadian Natural Resources Limited (A)	39	2,813
Research In Motion Limited (C)	20	1,335
		4,148
China - 7.83%
China Construction Bank Corporation (A)(B)	2,248	1,920
China Construction Bank Corporation (A)	3,415	2,916
China Life Insurance Company Limited, ADR	63	4,630
Industrial and Commercial Bank of China (Asia) Limited (A)	1,096	903
Industrial and Commercial Bank of China Limited, H Shares (A)(B)	3,734	3,075
Shanda Games Limited, ADR (C)	247	2,520
Shanda Interactive Entertainment Limited, ADR (C)	42	2,184
Wynn Macau, Limited (A)(C)	1,872	2,306
		20,454
France - 7.41%
ALSTOM (A)	37	2,604
Pinault-Printemps-Redoute SA (A)	35	4,174
Technip-Coflexip (A)	59	4,143
VINCI (A)	150	8,444
		19,365
Germany - 5.26%
adidas AG (A)	52	2,826
Bayer Aktiengesellschaft (A)	46	3,725
Deutsche Boerse AG (A)	45	3,687
SAP Aktiengesellschaft (A)	73	3,507
		13,745
Hong Kong - 2.37%
Cheung Kong (Holdings) Limited (A)	336	4,318
Henderson Land Development Company Limited (A)	252	1,883
		6,201
Italy - 4.40%
Banca Intesa S.p.A. (A)	588	2,646
Saipem S.p.A. (A)	120	4,152
Tenaris S.A. (A)	218	4,694
		11,492
Japan - 11.20%
Honda Motor Co., Ltd. (A)	80	2,697
KONAMI CORPORATION (A)	169	3,008
Mitsubishi Corporation (A)	186	4,626
Mitsubishi Electric Corporation (A)	560	4,160
Nissin Kogyo Co., Ltd. (A)	167	2,601
Shin-Etsu Chemical Co., Ltd. (A)	71	4,003
Tokyo Electron Limited (A)	127	8,165
		29,260
Mexico - 1.18%
Grupo Modelo, S.A.B. de C.V., Series C (A)	556	3,085

Netherlands - 2.51%
ASML Holding N.V., Ordinary Shares (A)	42	1,451
Koninklijke KPN N.V. (A)	219	3,720
QIAGEN N.V. (A)(C)	61	1,375
		6,546
Spain - 2.40%
Tecnicas Reunidas, S.A. (A)	48	2,747
Telefonica, S.A. (A)	126	3,528
		6,275
Sweden - 0.89%
Telefonaktiebolaget LM Ericsson, B Shares (A)	252	2,322

Switzerland - 8.74%
Nestle S.A., Registered Shares (A)	197	9,565
Roche Holdings AG, Genusscheine (A)	39	6,591
TEMENOS Group AG (A)(C)	171	4,406
UBS AG (A)(B)(C)	23	365
UBS AG (A)	122	1,895
		22,822
United Kingdom - 26.55%
BAE Systems plc (A)	708	4,097
Barclays PLC (A)	957	4,215
British American Tobacco p.l.c. (A)	239	7,752
Capita Group Plc (The) (A)	399	4,827
IG Group Holdings plc (A)	109	665
IG Group Holdings plc (A)(B)	258	1,578
Informa plc (A)	665	3,418
International Power plc (A)	784	3,905
National Grid plc (A)	351	3,830
Prudential plc (A)	539	5,518
Reckitt Benckiser Group plc (A)	128	6,904
Rio Tinto plc (A)	52	2,823
Serco Group plc (A)	536	4,574
tesco plc (A)	459	3,168
Vodafone Group Plc (A)	2,599	6,018
Xstrata plc (A)	339	6,041
		69,333

TOTAL COMMON STOCKS - 90.59%		$236,631

(Cost: $213,028)

PREFERRED STOCKS - 2.78%

Germany
Fresenius AG (A)	78	5,593
Henkel AG & Co. KGaA (A)	32	1,679
(Cost: $5,747)		$7,272

SHORT-TERM SECURITIES	Principal

Commercial Paper (D) - 5.52%
Hewlett-Packard Company,
0.110%, 1-11-10	$5,000	5,000
ITT Corporation,
0.090%, 1- 4-10	3,430	3,430
Nokia Corp.,
0.120%, 1-13-10	4,000	4,000
Wisconsin Electric Power Co.,
0.110%, 1- 4-10	2,000	2,000
		14,430

Master Note - 0.53%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (E)	1,375	1,375

TOTAL SHORT-TERM SECURITIES - 6.05%		$15,805

(Cost: $15,805)

TOTAL INVESTMENT SECURITIES - 99.42%		$259,708

(Cost: $234,580)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.58%		1,521

NET ASSETS - 100.00%		$261,229

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2009:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Japanese Yen	Citibank, N.A.	2,294,000	12-20-10	$928	$––

(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $9,929 or 3.80% of net assets.

(C)No dividends were paid during the preceding 12 months.

(D)Rate shown is the yield to maturity at December 31, 2009.

(E)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Consumer Staples	16.08%
Financials	15.50%
Industrials	12.75%
Information Technology	11.93%
Energy	8.91%
Consumer Discretionary	6.90%
Telecommunication Services	6.79%
Materials	6.36%
Health Care	5.19%
Utilities	2.96%
Other+	6.63%
+Includes cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$234,869

Gross unrealized appreciation	34,502
Gross unrealized depreciation	(9,663)

Net unrealized appreciation	$24,839

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
International Value

(UNAUDITED)

Below, John C. Maxwell, CFA, portfolio manager of Ivy Funds VIP International Value, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio since May 27, 2009, when Waddell & Reed Investment Management Company assumed direct investment management responsibilities of the Portfolio from Templeton Investment Counsel, LLC, the Portfolio's former investment subadviser. Mr. Maxwell has 16 years of industry experience.

John C. Maxwell

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP International Value	36.96%
Benchmark(s)/Lipper Category

MSCI AC World ex U.S.A. Index	41.47%
(generally reflects the performance of the international securities markets)

Lipper Variable Annuity International Value Funds Universe Average	32.62%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Defensive posturing restrained relative performance

While the return was quite strong last year, the Portfolio's underperformance relative to the benchmark was driven by its below-index weighting and underperformance in the cyclical financial and basic materials sectors - two of the best-performing sectors during the period. Additionally, from a geographic stand point, our direct exposure to emerging markets was significantly smaller than that of the benchmark. Collectively, the emerging markets were the best performing "region" in the index by a wide margin. In utilities, consumer staples, industrials and consumer discretionary the Portfolio outperformed the index on stock selection, and astute weightings also added to the outperformance in these sectors. On a geographic basis, Germany, Japan and the U.K. all outperformed the index and our weightings also contributed to our performance. In the end, the Portfolio took significantly less risk than the index, resulting in lower returns. However, we outperformed our Lipper peer group during the period.

Fiscal year 2009 was a welcome relief from the very difficult year that was 2008. In our view, there were three parts to the year. The first part was the continued negative momentum from 2008, in which forced selling of stocks pushed the index down at a rapid clip and a depression began to be discounted in stocks. This phase ended in early March when February economic data surprised on the upside; it did not continue to deteriorate. The second phase also lasted two months, and it was driven by some investors buying oversold stocks in the wake of the February inflection. In May, the economic forecasts caught up with the economic data and the consistent string of positively surprising economic data stopped - at least in the developed markets. This led to the third and final phase, which lasted the balance of the year. Here the news generally was that of an increasingly likely tepid developed markets recovery with most emerging markets returning to strong growth trajectories. Thoughout the year, companies surprised on cost cutting and earnings - this was particularly powerful in the June quarter. All three phases led to moves of similar magnitude.

As the year comes to the close the market is anticipating the next phase and some of the big questions are: How will governments remove all the stimulus without damaging the recovery? Will the bloated government debt burdens lead to a crisis in credit? It is estimated that the stimulus measures to resurrect the global economy are five times greater than any previous peacetime program. Removing the punchbowl (i.e. stimulus) without spoiling the party (recovery) will be a delicate process.

Strategic structural shifts

In late May, upon assuming direct investment management responsibilities of the Portfolio, we began to reallocate the Portfolio's positions to reflect our stock selection methodology. This process was mostly complete by the end of the third quarter. From a sector standpoint, we reduced the large overweight positions in telecom services and consumer discretionary stocks to market weight while taking energy and consumer staples to an overweight from an underweight. We moved industrials from a market weight to an overweight. In general, we wanted to increase the Portfolio's emerging markets exposure, so we substituted global staples for developed markets' telecom companies. And, we bought global energy and industrial names funded with developed markets consumer discretionary names.

Since implementing those changes, we have had a positive bias on the market and have kept cash in the zero to five percent range, meaning the Portfolio generally has been fully invested. Direct investment in emerging markets is just over 10 percent of assets as of December 31, 2009. Thematically, we moved the Portfolio to better align with the major themes we think will drive outperformance: Disproportionate growth of emerging markets consumers, particularly in Asia; strong growth in infrastructure; and, strong and believable dividend yield.

Likely surprises, continued growth ahead

As we enter 2010 the outlook among market forecasters is almost universal. They believe emerging markets will continue to grow at a strong pace. They believe that developed markets will grow in the low- to mid-single digits during the first half of the year, but will slow to a 1 to 3 percent pace in the second half of the year, and a subdued recovery will ensue. The biggest risks cited are the pace of stimulus removal and the potential for heavily indebted countries to have problems financing their debt. In the end, most expect an up market and favor cyclicals over stable companies.

The global stimulus that has been estimated at five times the size of any previous non-war program is probably going to have a few major surprises along the way, and it is hard to believe that the consensus "Goldilocks" scenario is so universally embraced. We think there has to be a significant probability that the enormous stimulus coupled with the still very low levels of available credit and inventory in the system could lead to surprisingly strong growth across the globe. Additionally, we think there has to be a significant probability that excessive debt which has been transferred to the public sector from the private sector leads to a reversal of the recovery.

Today we place a higher probability on global growth exceeding current expectations, but our confidence is not high. It seems unlikely to us that governments will remove stimulus at a pace that will damage the recovery.

From a positioning standpoint we have moved slightly over ten percent of the Portfolio directly into what we feel are reasonably priced emerging market equities. We have a strong weighting in developed market multinationals that we believe should benefit from economic growth in the emerging markets while keeping a slightly below market weighting in stable/defensive stocks. On the inflation front, we are not concerned in most developed markets over the next 12 months but we will watch this data closely in faster growing emerging markets.

Investor directed/retail money flows into developed market equities remain surprisingly weak considering the strong run from March 2009. Investor exposure to low yielding bonds and cash remain very high when compared to history across the developed markets. In the short term we think it is likely that investors will increasingly allocate these low yielding investments to higher return opportunities in the equity markets. However this is far from certain as buy and hold investors have lost money over the last 10 years in equities and many people who chased performance performed even worse.

For the long term, we continue to believe that the emerging populations in countries like China, India, Russia and Brazil will continue to try to create a standard of living closer to that in the United States. To accomplish this, they will require vast amounts of infrastructure and increasingly productive economies. We believe that these trends will help drive consumer-facing companies serving these markets and infrastructure companies. We remain focused on solid dividend yields. We will continue to emphasize strong cash generation, less leveraged balance sheets and solid top-line growth in our stock selection.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Value.

PORTFOLIO HIGHLIGHTS
International Value

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	98.75%
Financials	17.93%
Industrials	16.33%
Energy	13.05%
Information Technology	11.24%
Consumer Staples	10.62%
Consumer Discretionary	9.14%
Telecommunication Services	6.94%
Materials	6.39%
Health Care	5.62%
Utilities	1.49%
Cash and Cash Equivalents	1.25%

Country Weightings

Europe	54.41%
United Kingdom	20.73%
France	14.64%
Switzerland	5.59%
Germany	5.52%
Other Europe	7.93%
Pacific Basin	41.03%
Japan	15.50%
Australia	9.84%
China	4.44%
Hong Kong	4.38%
Singapore	4.00%
Other Pacific Basin	2.87%
North America	3.31%
Cash and Cash Equivalents	1.25%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Sanofi-Aventis	France	Health Care	Pharmaceuticals
TOTAL S.A.	France	Energy	Integrated Oil & Gas
Unilever PLC	United Kingdom	Consumer Staples	Packaged Foods & Meats
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Foster's Group Limited	Australia	Consumer Staples	Brewers
Mitsui & Co., Ltd.	Japan	Industrials	Trading Companies & Distributors
BP p.l.c.	United Kingdom	Energy	Integrated Oil & Gas
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
Nissin Kogyo Co., Ltd.	Japan	Consumer Discretionary	Auto Parts & Equipment
Vivendi Universal	France	Consumer Discretionary	Movies & Entertainment
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
International Value

(UNAUDITED)

International Value(1)	$16,592
MSCI AC World ex U.S.A. Index	$13,070
Lipper Variable Annuity International Value Funds Universe Average	$12,985

	INTERNATIONAL VALUE	MSCI AC WORLD ex U.S.A. INDEX	LIPPER VA INTERNATIONAL VALUE FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	10,081	8,469	9,423
12/31/01	8,951	6,797	7,788
12/31/02	7,356	5,781	6,653
12/31/03	10,802	8,142	9,170
12/31/04	13,252	9,844	11,079
12/31/05	14,731	11,480	12,508
12/31/06	19,094	14,540	15,881
12/31/07	20,980	16,962	17,320
12/31/08	12,114	9,240	9,791
12/31/09	16,592	13,070	12,985

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	36.96%
5-year period ended 12-31-09	4.60%
10-year period ended 12-31-09	5.19%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

Advantus International Stock Portfolio was reorganized as Ivy Funds VIP International Value (formerly W&R Target International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP International Value. If those expenses were reflected, performance of Ivy Funds VIP International Value would differ.

SCHEDULE OF INVESTMENTS
International Value (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Australia - 9.84%
Amcor Limited (A)	1,427	$7,943
Crown Limited (A)	968	6,927
Foster's Group Limited (A)	2,436	11,982
Oxiana Limited (A)	5,704	6,079
Telstra Corporation Limited (A)(B)	159	489
Telstra Corporation Limited (A)	3,633	11,168
Toll Holdings Limited (A)	748	5,844
		50,432
Canada - 2.21%
Canadian Natural Resources Limited (A)	103	7,470
Research In Motion Limited (C)	57	3,839
		11,309
China - 4.44%
Industrial and Commercial Bank of China (Asia) Limited (A)	3,373	2,778
Industrial and Commercial Bank of China Limited, H Shares (A)(B)	7,148	5,887
Renhe Commercial Holdings Company Limited (A)	8,514	1,926
Renhe Commercial Holdings Company Limited (A)(B)	18,946	4,285
Shanda Interactive Entertainment Limited, ADR (C)	150	7,894
		22,770
France - 14.64%
ALSTOM (A)	133	9,329
AXA S.A. (A)	331	7,774
Sanofi-Aventis (A)	232	18,283
Societe Generale (A)	111	7,739
Technip-Coflexip (A)	111	7,817
TOTAL S.A. (A)	209	13,414
Vivendi Universal (A)	361	10,700
		75,056
Germany - 5.52%
Bayer Aktiengesellschaft (A)	104	8,361
Deutsche Boerse AG (A)	80	6,624
Deutsche Lufthansa Aktiengesellschaft (A)	471	7,971
SAP Aktiengesellschaft (A)	112	5,355
		28,311
Greece - 1.29%
Coca-Cola Hellenic Bottling Company S.A. (A)	290	6,610

Hong Kong - 4.38%
Cheung Kong (Holdings) Limited (A)	818	10,511
CNOOC Limited (A)	3,813	5,940
New World Development Company Limited (A)	2,955	6,021
		22,472
India - 1.22%
Infosys Technologies Limited, ADR	113	6,246

Italy - 1.46%
Tenaris S.A. (A)	346	7,464

Japan - 15.50%
East Japan Railway Company (A)	100	6,341
Japan Steel Works, Ltd., (The) (A)	219	2,792
JTEKT Corporation (A)	461	5,927
KONAMI CORPORATION (A)	388	6,919
Mitsubishi Electric Corporation (A)	1,220	9,063
Mitsui & Co., Ltd. (A)	820	11,632
Nintendo Co., Ltd. (A)	25	5,875
Nissin Kogyo Co., Ltd. (A)	693	10,804
NTT DoCoMo, Inc. (A)	5	7,005
Sumitomo Corporation (A)	737	7,505
Toyota Motor Corporation (A)	134	5,628
		79,491
Mexico - 1.10%
Grupo Modelo, S.A.B. de C.V., Series C (A)	1,016	5,640

Netherlands - 1.41%
Fugro N.V. (A)	126	7,244

Singapore - 4.00%
CapitaCommercial Trust (A)	6,719	5,564
DBS Group Holdings Ltd (A)	791	8,599
Singapore Telecommunications Limited (A)	2,887	6,359
		20,522
Spain - 2.40%
Banco Santander Central Hispano, S.A. (A)	376	6,214
Tecnicas Reunidas, S.A. (A)	106	6,098
		12,312
Sweden - 1.37%
Telefonaktiebolaget LM Ericsson, B Shares (A)	766	7,048

Switzerland - 5.59%
Nestle S.A., Registered Shares (A)	248	12,022
Roche Holdings AG, Genusscheine (A)	62	10,574
TEMENOS Group AG (A)(C)	234	6,042
		28,638
Taiwan - 1.65%
Taiwan Semiconductor Manufacturing Company Ltd. (A)	4,199	8,463

United Kingdom - 20.73%
BAE Systems plc (A)	1,769	10,239
Barclays PLC (A)	1,299	5,722
Barclays PLC (A)(B)	877	3,863
BP p.l.c. (A)	1,190	11,489
Home Retail Group plc (A)	1,363	6,180
Informa plc (A)	1,277	6,564
International Power plc (A)	1,530	7,624
Prudential plc (A)	829	8,483
Reckitt Benckiser Group plc (A)	108	5,853
Serco Group plc (A)	835	7,123
Unilever PLC (A)	385	12,335
Vodafone Group Plc (A)	4,555	10,549
Xstrata plc (A)	578	10,315
		106,339

TOTAL COMMON STOCKS - 98.75%		$506,367

(Cost: $451,534)

SHORT-TERM SECURITIES	Principal

Commercial Paper (D) - 0.59%
Nokia Corp.,
0.120%, 1-13-10	$3,000	3,000

Master Note - 0.53%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (E)	2,740	2,740

TOTAL SHORT-TERM SECURITIES - 1.12%		$5,740

(Cost: $5,740)

TOTAL INVESTMENT SECURITIES - 99.87%		$512,107

(Cost: $457,274)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.13%		654

NET ASSETS - 100.00%		$512,761

Notes to Schedule of Investments

(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $14,524 or 2.83% of net assets.

(C)No dividends were paid during the preceding 12 months.

(D)Rate shown is the yield to maturity at December 31, 2009.

(E)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Financials	17.93%
Industrials	16.33%
Energy	13.05%
Information Technology	11.24%
Consumer Staples	10.62%
Consumer Discretionary	9.14%
Telecommunication Services	6.94%
Materials	6.39%
Health Care	5.62%
Utilities	1.49%
Other+	1.25%
+Includes cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$457,274
Gross unrealized appreciation	61,773
Gross unrealized depreciation	(6,940)
Net unrealized appreciation	$54,833

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Micro Cap Growth

(UNAUDITED)

Ivy Funds VIP Micro Cap Growth is subadvised by Wall Street Associates.

Below, Paul J. Ariano, CFA, William Jeffrey III, Paul K. LeCoq, Kenneth F. McCain and Carl Weise, CFA, portfolio managers of Ivy Funds VIP Micro Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2009.

Paul J. Ariano

William Jeffery III

Paul K. LeCoq

Kenneth F. McCain

Carl Wiese

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Micro Cap Growth	41.29%

Benchmark(s)/Lipper Category
Russell 2000 Growth Index	34.45%
(generally reflects the performance of smaller company stocks)
Russell Microcap Growth Index	39.16%
(generally reflects the performance of microcap growth stocks):
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	35.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Please note that the Russell Microcap Growth Index has been added as an additional comparative broad-based index for the Portfolio.

A market turnaround of historic proportions

As the year began, stock market indices plunged to levels not seen in well over a decade. On March 6th, the Dow Jones Industrial Average broke below 6500 and the S&P 500 declined to 666.79, falling another 25 percent from the end of 2008 and yielding losses of over 50 percent from their 2007 peaks.

Since that time, investors have enjoyed one of the most massive stock and commodities market rallies in decades. Investors began their re-entry to the markets as the depression fears faded out. The fourth quarter capped a year of sharp contrasts and strong equity returns typical of an emerging cyclical recovery. Markets extended their dramatic gains as the economy - having experienced its worst downturn since WWII - entered a recovery phase. Indeed, the global economy appears to be improving and the U.S. is participating thanks to "shock and awe" monetary and fiscal stimulus, Cash-for-Clunkers, rising home sales, better retail sales, less negative employment trends and sustained rock bottom interest rates.  In their last meeting of the year, the Federal Reserve resolved to maintain "exceptionally low" interest rates for "an extended period" and by the end of the quarter, stock indices hit new recovery highs (the S&P 500 surged more than 65 percent from its March 2009 lows).

Technology and energy led

Micro-cap stocks generally outperformed their small-cap counterparts for the year, despite lagging them in the fourth quarter. Investments in the technology group produced the largest contribution to return for the year, as tech stocks were one of the leaders coming out of the downturn. An overweight position and strong stock selection helped to drive performance for the Portfolio. Investments in the energy sector produced the largest absolute returns as commodity prices rebounded dramatically from their lows. Stock selection was again very additive to the Portfolio's performance. Consumer stocks rebounded nicely, despite the many headwinds faced by consumers. Drastic cost cutting drove an improvement in earnings for the group. The one area that diminished performance was the health care sector, which was under significant pressure as Congress fought over health care reform throughout the year.

The Portfolio's current portfolio structure reflects an emphasis on several long-term themes (in place throughout 2009) expected to benefit from the unfolding market environment. We see a positive long-term trend continuing to develop in the energy sector and so we remain overweight there, with particular emphasis on oil and gas drilling, service, exploration, production, infrastructure building and associated technologies. While short-run demand destruction, deleveraging and a "speculative unwind" negatively impacted these groups in 2008, energy and resource-oriented companies have performed well during the recent market recovery - in recognition that they remain tied to a global secular infrastructure theme.

Many of the same short- and long-term factors that drive the energy markets also affect materials and processing stocks. We still view "infrastructure" as a popular investment theme and believe that the market is now beginning to recognize its merits. We believe that there's a strong secular infrastructure and commodities cycle ahead, resulting directly from industrialization efforts and fiscal stimulus plans in developed and emerging markets, particularly in China and the U.S. We feel that this long-term cycle creates an extremely profitable opportunity for companies leveraged toward energy/power/transportation infrastructure, engineering components, water projects, agriculture and manufacturers of pipeline and dredging machinery. We believe that these types of companies have the potential to experience strong revenue and earnings growth, large and growing backlogs and prolonged periods where demand outstrips supply. We continue to hold materials and processing positions in anticipation of what we see as a rewarding time for these stocks.

We continue to believe health care companies will become important contributors to long-term performance and maintain an overweight target for our Portfolio versus comparable benchmarks in this sector. Despite short-term underperformance as investor uncertainty increased regarding the fate of the health care industry (in large part due to intense regulatory pressures), we believe there's a clear fundamental positive case for health care companies as many are experiencing high relative profitability, attractive valuations and improving profit margins. Demographic trends and revenue increases are positive factors for health care technology, equipment, services and pharmaceutical companies. Biotechnology companies should continue to see above-average prospects, in our opinion, as they experience a greater share of new drug approvals and "big pharma" pushes hard via partnerships to replace many large drugs coming off patent. So while health care-related companies historically have been resistant to economic downturns, the intense political scrutiny recently faced by this sector has raised investors' concern.

Many factors continue to negatively affect household budgets, making stock selection extremely challenging and important within the consumer discretionary sector. This has been a difficult period, yet consumers appear to have come out of hibernation - spurred by the fiscal stimulus, Cash-for-Clunkers, a rebounding stock market and pent-up demand that needs to be satisfied. We remain very cautious and maintain an equal-weight target weighting versus comparable benchmarks in this sector. We favor higher-end/niche retailers that we feel possess the strongest fundamentals and growth prospects. The companies most attractive to us are those with rapidly expanding consumer products and high unit growth rates, as well as Internet-based versions of traditional industries such as online education providers (which experience a boost in enrollment as unemployment goes up), advertising, retail and digital media that allow businesses to enhance productivity and lower costs.

The outlook for technology-related companies is now improved and we believe the diverse thematic influences within technology sub-industry groups will positively impact select companies that are either gaining market share or bucking the trend and exhibiting strong growth rates. We expect our software- and hardware-related positions will benefit from outsourcing, security, data storage, business redundancy, disaster preparedness and digitization trends. Software as a Service (“SAAS”) and cloud computing companies have found a growth niche by focusing on underpenetrated “vertical” markets – customer relationship management, Web site analytics, travel & entertainment booking, online education content management, payroll and workforce management – with the added benefit that these companies provide a visible recurring revenue stream that is typically in the 15 percent to 30 percent growth range. Data storage and archiving solutions providers are also experiencing rapid growth. The need for data storage – much of which is required by law and regulatory bodies to be archived – continues to expand with the vast amounts of information being created daily.

Prolonged sluggishness ahead

Our themes worked well in 2009, which lends confidence to our strategy moving forward. Yes, market psychology has improved and there are fewer price opportunities present now compared to early March 2009, but we feel opportunities still abound. Indeed, we believe that much of the economic upheaval has been reflected in the stock market, policy makers have intervened and we must no longer wait for investor panic to mount and run its course. The economy has transitioned through a low point and we see a prolonged period of sluggishness ahead. History suggests to us that at points like this, company fundamentals become the primary driver for stock market action and a positive scenario for small- and mid-cap growth stocks begins to unfold. We feel that our Portfolio remains actively and optimistically positioned.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in micro cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Micro Cap Growth.

PORTFOLIO HIGHLIGHTS
Micro Cap Growth

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	98.63%
Information Technology	30.90%
Health Care	28.99%
Consumer Discretionary	18.48%
Industrials	8.67%
Energy	7.33%
Materials	2.34%
Consumer Staples	1.92%
Cash and Cash Equivalents	1.37%

Top 10 Equity Holdings

Company	Sector
Grand Canyon Education, Inc.	Consumer Discretionary
CommVault Systems, Inc.	Information Technology
Phase Forward Incorporated	Health Care
T-3 Energy Services, Inc.	Energy
NetLogic Microsystems, Inc.	Information Technology
NetScout Systems, Inc.	Information Technology
Spectranetics Corporation (The)	Health Care
Brigham Exploration Company	Energy
Genoptix, Inc.	Health Care
Isilon Systems, Inc.	Information Technology

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Micro Cap Growth

(UNAUDITED)

Micro Cap Growth(1)	$7,112
Russell 2000 Growth Index	$8,711
Russell Microcap Growth Index	$8,291
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	$9,215

	MICRO CAP GROWTH	RUSSELL 2000 GROWTH	RUSSELL MICROCAP GROWTH INDEX	LIPPER VA SMALL-CAP GROWTH FUNDS

12/31/99	10,000	10,000	10,000	10,000
12/31/00	7,895	7,763	7,102	9,059
12/31/01	7,001	7,048	7,479	7,884
12/31/02	3,945	4,918	5,308	5,571
12/31/03	6,092	7,306	9,016	7,862
12/31/04	6,704	8,351	9,729	8,848
12/31/05	8,103	8,695	9,929	9,516
12/31/06	9,097	9,855	11,060	10,542
12/31/07	9,687	10,545	10,764	11,521
12/31/08	5,034	6,479	5,958	6,792
12/31/09	7,112	8,711	8,291	9,215

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	41.29%
5-year period ended 12-31-09	1.19%
10-year period ended 12-31-09	-3.35%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

The Advantus Micro-Cap Growth Portfolio was reorganized as Ivy Funds VIP Micro Cap Growth (formerly W&R Target Micro Cap Growth Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Micro Cap Growth. If those expenses were reflected, performance of Ivy Funds VIP Micro Cap Growth would differ.

SCHEDULE OF INVESTMENTS
Micro Cap Growth (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Advertising - 1.11%
MDC Partners Inc., Class A (A)	51	$425

Aerospace & Defense - 1.70%
Global Defense Technology & Systems, Inc. (A)	40	650

Apparel Retail - 2.46%
Citi Trends Inc. (A)	22	594
New York & Company, Inc. (A)	81	347
		941
Apparel, Accessories & Luxury Goods - 2.40%
True Religion Apparel, Inc. (A)	30	545
Volcom, Inc. (A)	22	372
		917
Application Software - 5.71%
NetScout Systems, Inc. (A)	52	757
OPNET Technologies, Inc.	19	236
SolarWinds, Inc. (A)	19	426
Ultimate Software Group, Inc. (The) (A)	13	373
VanceInfo Technologies Inc. (A)	20	388
		2,180
Auto Parts & Equipment - 2.23%
Westport Innovations Inc. (A)	56	650
Wonder Auto Technology, Inc. (A)	17	202
		852
Biotechnology - 6.33%
Allos Therapeutics, Inc. (A)	86	563
Dyax Corp. (A)	70	238
Idenix Pharmaceuticals, Inc. (A)	55	118
InterMune, Inc. (A)	41	529
Nanosphere, Inc. (A)	56	362
Pharmasset, Inc. (A)	29	607
		2,417
Broadcasting - 0.63%
Global Traffic Network, Inc. (A)	58	242

Communications Equipment - 3.67%
Aruba Networks, Inc. (A)	40	421
Blue Coat Systems, Inc. (A)	20	579
Neutral Tandem, Inc. (A)	18	403
		1,403
Computer Hardware - 1.44%
3PAR Inc. (A)	27	314
Super Micro Computer, Inc. (A)	21	238
		552
Computer Storage & Peripherals - 3.79%
Compellent Technologies, Inc. (A)	18	408
Isilon Systems, Inc. (A)	101	695
Netezza Corporation (A)	36	346
		1,449
Construction & Engineering - 1.38%
Orion Marine Group, Inc. (A)	25	529

Data Processing & Outsourced Services - 0.47%
Echo Global Logisitics, Inc. (A)	14	180

Distributors - 1.24%
DXP Enterprises, Inc. (A)	36	472

Education Services - 3.70%
ChinaCast Education Corporation (A)	51	383
Grand Canyon Education, Inc. (A)	54	1,032
		1,415
Electrical Components & Equipment - 1.08%
Harbin Electric, Inc. (A)	20	413

Electronic Manufacturing Services - 0.76%
Maxwell Technologies, Inc. (A)	16	291

Fertilizers & Agricultural Chemicals - 0.90%
Yongye Biotechnology International, Inc. (A)	42	345

Food Retail - 0.73%
QKL Stores Inc. (A)	42	279

Health Care Equipment - 7.60%
ABIOMED, Inc. (A)	42	368
Greatbatch, Inc. (A)	10	183
Micrus Endovascular Corporation (A)	23	347
NuVasive, Inc. (A)	7	230
Quidel Corporation (A)	30	413
Somanetics Corporation (A)	26	463
Spectranetics Corporation (The) (A)	103	717
Synovis Life Technologies, Inc. (A)	14	183
		2,904
Health Care Services - 3.82%
Genoptix, Inc. (A)	20	696
Health Grades, Inc. (A)	131	560
Sharps Compliance Corp. (A)	21	203
		1,459
Health Care Supplies - 0.72%
Rochester Medical Corporation (A)	25	277

Health Care Technology - 2.23%
Phase Forward Incorporated (A)	56	853

Household Appliances - 0.92%
Deer Consumer Products, Inc. (A)	31	350

Internet Software & Services - 1.06%
Terremark Worldwide, Inc. (A)	59	404

Life Sciences Tools & Services - 1.07%
Bruker Corporation (A)	34	409

Managed Health Care - 0.83%
Molina Healthcare, Inc. (A)	14	318

Movies & Entertainment - 1.63%
Rentrak Corporation (A)	35	624

Oil & Gas Drilling - 1.04%
Pioneer Drilling Company (A)	50	398

Oil & Gas Equipment & Services - 3.38%
Natural Gas Services Group, Inc. (A)	24	458
T-3 Energy Services, Inc. (A)	33	834
		1,292
Oil & Gas Exploration & Production - 1.86%
Brigham Exploration Company (A)	52	709

Oil & Gas Refining & Marketing - 1.05%
China Integrated Energy, Inc. (A)	57	403

Personal Products - 1.19%
China-Biotics, Inc. (A)	29	453

Pharmaceuticals - 6.39%
Auxilium Pharmaceuticals, Inc. (A)	16	483
Biodel Inc. (A)	34	145
BioMimetic Therapeutics, Inc. (A)	24	291
Obagi Medical Products, Inc. (A)	48	575
Questcor Pharmaceuticals, Inc. (A)	128	607
SuperGen, Inc. (A)	130	340
		2,441
Research & Consulting Services - 1.76%
ICF International, Inc. (A)	9	249
Mistras Group, Inc. (A)	28	422
		671
Restaurants - 2.16%
BJ's Restaurants, Inc. (A)	20	369
McCormick & Schmick's Seafood Restaurants, Inc. (A)	23	159
Red Robin Gourmet Burgers, Inc. (A)	14	245
Ruth's Hospitality Group, Inc. (A)	24	51
		824
Semiconductor Equipment - 0.62%
Nanometrics Incorporated (A)	21	238

Semiconductors - 8.01%
Cavium Networks, Inc. (A)	14	336
Diodes Incorporated (A)	25	501
Mellanox Technologies, Ltd. (A)	21	394
Monolithic Power Systems, Inc. (A)	22	535
NetLogic Microsystems, Inc. (A)	18	814
Pericom Semiconductor Corporation (A)	42	478
		3,058
Specialty Chemicals - 0.95%
Chemspec International Limited, ADR (A)	47	309
Flotek Industries, Inc. (A)	40	54
		363
Steel - 0.49%
China Gerui Advanced Materials Group Limited (A)	33	186

Systems Software - 5.37%
CommVault Systems, Inc. (A)	43	1,007
DemandTec, Inc. (A)	27	239
Fortinet, Inc. (A)	26	453
TeleCommunication Systems, Inc. (A)	36	352
		2,051
Trucking - 2.75%
Celadon Group, Inc. (A)	38	411
Marten Transport, Ltd. (A)	17	312
Vitran Corporation Inc., Class A (A)	30	328
		1,051

TOTAL COMMON STOCKS - 98.63%		$37,688

(Cost: $35,415)

SHORT-TERM SECURITIES - 1.45%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$555	$555
(Cost: $555)

TOTAL INVESTMENT SECURITIES - 100.08%		$38,243

(Cost: $35,970)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.08%)		(32)

NET ASSETS - 100.00%		$38,211

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$36,021

Gross unrealized appreciation	6,770
Gross unrealized depreciation	(4,548)

Net unrealized appreciation	$2,222

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Mid Cap Growth

(UNAUDITED)

Below, Kimberly A. Scott, CFA, portfolio manager of Ivy Funds VIP Mid Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2009. She has managed the Portfolio since inception and has 22 years of industry experience.

Kimberly A. Scott

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Mid Cap Growth	46.66%
Benchmark(s)/Lipper Category

Russell Mid-Cap Growth Index	46.29%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)

Lipper Variable Annuity Mid-Cap Growth Funds Universe Average	43.27%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A turn for the better

The market was very weak early in the year as it worked through the late stages of the credit crisis and economic recession that gripped the globe for much of 2007, 2008, and early 2009. This factor had us conservatively holding our cash position at close to 10 percent during the first quarter, and throughout much of the rest of the year. However, we became encouraged by a number of economic data points, both domestic and international, as the first quarter progressed into the second quarter of the year. This lead us to focus our portfolio investments on the front end of the economy in an effort to take advantage of an anticipated turn in economic and market conditions. As such, we were overweight the consumer discretionary, information technology, and energy sectors early in the year. We also increased our exposure to the materials sector to try to take advantage of an economic turn here and in emerging markets. These were very important moves that positively impacted the portfolio's return in 2009, as we were correct in our assessment that the economy and the stock markets were on the cusp of a turn for the better - and as it turned out, much better.

Sources of strength, weakness

In particular, our consumer discretionary investments made the greatest contribution to the Portfolio's overall return in 2009, with a gain of 96.78 percent, twice that of the sector in the benchmark. Every holding had positive returns for the year. J Crew Group, Inc. (2.15% of net assets at 12/31/09), Nordstrom, Inc. (1.12% of net assets as of 12/31/09), Urban Outfitters, Inc. (1.71% of net assets at 12/31/09) and Royal Caribbean Cruises Ltd. (1.00% of net assets at 12/31/09) all posted returns of greater than 100 percent. Our information technology investments also performed well, with NetApp, Inc. (2.53% of net assets at 12/31/09) and NVIDIA Corporation (1.86% of net assets as of 12/31/09) notable investments. Our exposure to the energy sector boosted our return relative to the benchmark. Our oil service investments, Dresser-Rand Group Inc. (1.16% of net assets as of 12/31/09) and National Oilwell Varco, Inc. (1.45% of net assets as of 12/31/09), in particular, posted strong returns. Our health care investments also posted superior returns as a group last year.

The Portfolio's return was limited somewhat by some weak stock selection in the industrials and financial services sectors, and by a cash position of roughly ten percent during much of the year. However, all sectors posted positive returns overall for the year.

We emphasized consumer discretionary, information technology, financial, energy and even consumer staples stocks during much of the fiscal year. The Portfolio maintained a slight overweight in these sectors as the year wound to a close, with the exception of information technology, which is now underweight in favor of a significant overweight in the industrials sector.

Outlook is largely positive

Our outlook for the market in 2010 is constructive. We believe we'll see a continued rebound in the global economy based on the ongoing effects of stimulus programs worldwide, and an evolution to self-sustaining economic growth. In our opinion, valuations on the market are still reasonable, and the interest rate environment is still stimulative. However, the course of interest rates and government policy and regulation are two areas to watch as potential sources of negative pressure on the markets. We think we'll see the U.S. equity market as transitioning to a fundamentally focused "stock-picker's" market from the macro-economic focus of the past two years. We also feel current profitability profiles and demographic trends favor U.S. companies. In our view, domestic mid-cap growth companies potentially can be strong investments in this environment, as they tend to be innovation leaders that take share in the broad and diverse U.S. economy, and they also have significant exposure to vibrant global markets.

We intend to continue to overweight industrials in an effort to take advantage of the economic recovery that is rolling from the front end of the economy to the back end. Broadly across the Portfolio, we intend to concentrate less on sector calls and more on stock-specific investments as the market transitions to one that rewards the stocks of companies with sustainable and innovative growth opportunities across the economic cycle.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Mid Cap Growth.

PORTFOLIO HIGHLIGHTS
Mid Cap Growth

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	96.75%
Information Technology	20.37%
Consumer Discretionary	17.85%
Industrials	17.71%
Health Care	12.18%
Financials	10.01%
Consumer Staples	8.15%
Energy	6.12%
Materials	2.51%
Utilities	1.85%
Bonds	0.13%
Corporate Debt Securities	0.13%
Cash and Cash Equivalents	3.12%

Top 10 Equity Holdings

Company	Sector
Whole Foods Market, Inc.	Consumer Staples
Microchip Technology Incorporated	Information Technology
Paychex, Inc.	Information Technology
Solera Holdings, Inc.	Information Technology
Fastenal Company	Industrials
Allergan, Inc.	Health Care
Hospira, Inc.	Health Care
Noble Energy, Inc.	Energy
NetApp, Inc.	Information Technology
Meredith Corporation	Consumer Discretionary
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Mid Cap Growth

(UNAUDITED)

Mid Cap Growth(1)	$13,871
Russell Mid-Cap Growth Index(2)	$12,002
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average(2)	$12,033

	MID CAP GROWTH	RUSSELL MID CAP GROWTH INDEX	LIPPER VA MID-CAP GROWTH FUNDS

4/28/05	10,000	10,000	10,000
12/31/05	12,131	11,948	11,934
12/31/06	13,169	13,223	12,986
12/31/07	14,830	14,735	15,223
12/31/08	9,458	8,204	8,399
12/31/09	13,871	12,002	12,033

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)
1-year period ended 12-31-09	46.66%
5-year period ended 12-31-09	––
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	7.24%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Mid Cap Growth (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Air Freight & Logistics - 3.63%
C.H. Robinson Worldwide, Inc.	25	$1,489
Expeditors International of Washington, Inc.	53	1,854
		3,343
Apparel Retail - 3.87%
J. Crew Group, Inc. (A)	44	1,980
Urban Outfitters, Inc. (A)	45	1,580
		3,560
Apparel, Accessories & Luxury Goods - 0.83%
lululemon athletica inc. (A)	26	769

Application Software - 2.85%
Solera Holdings, Inc.	73	2,627

Auto Parts & Equipment - 1.00%
BorgWarner Inc.	28	925

Automotive Retail - 0.86%
Penske Automotive Group, Inc.	52	793

Brewers - 0.80%
Molson Coors Brewing Company, Class B	16	736

Casinos & Gaming - 0.51%
Las Vegas Sands, Inc. (A)	31	469

Catalog Retail - 0.85%
Coldwater Creek Inc. (A)	175	781

Computer Storage & Peripherals - 3.53%
NetApp, Inc. (A)	68	2,327
QLogic Corporation (A)	49	929
		3,256
Construction & Engineering - 1.04%
Quanta Services, Inc. (A)	46	962

Consumer Finance - 1.98%
Discover Financial Services	124	1,819

Data Processing & Outsourced Services - 4.93%
Global Payments Inc.	34	1,812
Paychex, Inc.	89	2,732
		4,544
Department Stores - 1.12%
Nordstrom, Inc.	27	1,032

Distillers & Vintners - 1.53%
Brown-Forman Corporation, Class B	26	1,413

Electrical Components & Equipment - 3.01%
Cooper Industries, Ltd., Class A	23	969
Hubbell Incorporated, Class B	20	951
Roper Industries, Inc.	16	854
		2,774
Food Retail - 3.31%
Whole Foods Market, Inc. (A)	111	3,050

Gas Utilities - 1.85%
Equitable Resources, Inc.	39	1,708

Health Care Distributors - 1.79%
Henry Schein, Inc. (A)	31	1,654

Health Care Equipment - 5.78%
Hologic, Inc. (A)	112	1,624
Hospira, Inc. (A)	47	2,400
Intuitive Surgical, Inc. (A)	3	834
Wright Medical Group, Inc. (A)	25	467
		5,325
Health Care Supplies - 2.00%
DENTSPLY International Inc.	52	1,839

Hotels, Resorts & Cruise Lines - 2.01%
Royal Caribbean Cruises Ltd. (A)	36	920
Starwood Hotels & Resorts Worldwide, Inc.	26	933
		1,853
Industrial Machinery - 5.01%
Donaldson Company, Inc.	25	1,068
Flowserve Corporation	5	463
IDEX Corporation	63	1,949
Kaydon Corporation	32	1,132
		4,612
Internet Software & Services - 1.48%
DealerTrack Holdings, Inc. (A)	73	1,364

Investment Banking & Brokerage - 3.51%
Lazard Group LLC	39	1,498
TD Ameritrade Holding Corporation (A)	89	1,731
		3,229
Oil & Gas Equipment & Services - 2.61%
Dresser-Rand Group Inc. (A)	34	1,070
National Oilwell Varco, Inc.	30	1,338
		2,408
Oil & Gas Exploration & Production - 3.51%
Noble Energy, Inc.	34	2,389
Ultra Petroleum Corp. (A)	17	843
		3,232
Packaged Foods & Meats - 2.51%
Hershey Foods Corporation	39	1,397
Ralcorp Holdings, Inc. (A)	15	917
		2,314
Paper Packaging - 1.49%
Sealed Air Corporation	22	479
Sonoco Products Company	31	896
		1,375
Pharmaceuticals - 2.61%
Allergan, Inc.	38	2,407

Publishing - 2.26%
Meredith Corporation	68	2,084

Real Estate Management & Development - 0.23%
CB Richard Ellis Group, Inc., Class A (A)	16	215

Regional Banks - 1.79%
Signature Bank (A)	52	1,654

Research & Consulting Services - 0.85%
Verisk Analytics, Inc., Class A (A)	26	779

Restaurants - 2.59%
Chipotle Mexican Grill, Inc., Class A (A)	11	965
P.F. Chang's China Bistro, Inc. (A)	37	1,420
		2,385
Semiconductors - 6.76%
Linear Technology Corporation	53	1,632
Microchip Technology Incorporated	99	2,869
NVIDIA Corporation (A)	92	1,716
		6,217
Specialized Finance - 1.53%
CME Group Inc.	4	1,408

Specialty Chemicals - 1.02%
RPM International Inc.	46	938

Specialty Stores - 1.95%
PetSmart, Inc.	67	1,800

Systems Software - 0.82%
ArcSight, Inc. (A)	30	757

Thrifts & Mortgage Finance - 0.97%
People's United Financial, Inc.	54	896

Trading Companies & Distributors - 2.64%
Fastenal Company	59	2,436

Trucking - 1.53%
J.B. Hunt Transport Services, Inc.	20	643
Knight Transportation, Inc.	40	768
		1,411

TOTAL COMMON STOCKS - 96.75%		$89,153

(Cost: $78,373)

CORPORATE DEBT SECURITIES - 0.13%	Principal

Health Care Equipment
Wright Medical Group, Inc., Convertible,
2.625%, 12-1-14	$140	$123
(Cost: $109)

SHORT-TERM SECURITIES - 3.01%

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	2,777	$2,777
(Cost: $2,777)

TOTAL INVESTMENT SECURITIES - 99.89%		$92,053

(Cost: $81,259)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.11%		104

NET ASSETS - 100.00%		$92,157

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$81,360
Gross unrealized appreciation	12,971
Gross unrealized depreciation	(2,278)
Net unrealized appreciation	$10,693

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Money Market

(UNAUDITED)

Below, Mira Stevovich, CFA, portfolio manager of Ivy Funds VIP Money Market, discusses positioning, performance and results for the fiscal year ended December 31, 2009. She has managed the Portfolio for 11 years and has 22 years of industry experience.

Mira Stevovich

Low Fed Funds Rate weighed on performance

The Portfolio's returns were competitive with the peer group money market funds over the fiscal year. The Portfolio's fiscal year started with the Federal Funds rate at the target rate of a range of between 0 percent and 0.25 percent, where it remains to date.

The drastically low Federal Funds rate during the Portfolio's fiscal year affected the performance of the Portfolio and rates on money market investments in general. We sought to maintain the Portfolio's yield initially by purchasing longer dated maturities prior to the lowering of rates, and later by investing in floating rate notes based on the three-month LIBOR (London Interbank Offered Rate), which remained high.

Credit quality remained an important factor in the management and performance of the Portfolio. We have been especially mindful of this as the sub prime mortgage market problems, and subsequent financial system problems, negatively affected the money markets. As always, we are vigilant in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher-quality bias.

Navigating the credit crisis

The overall money market was seriously affected by the financial market crisis, which created a credit crisis. All short-term borrowing by corporations and financial institutions was affected. As a result, the Portfolio invested at rates below the Federal Funds rate, because higher quality securities were issued at rates below the Federal Funds rate, therefore causing the return on the Portfolio to decrease. However, as we increased exposure to floating rate securities with rates based on three-month LIBOR, which remained high, the yield on the Portfolio increased.

In an effort to help ease the pressure on the money markets, the Federal Reserve injected liquidity into the market. It also provided various facilities whereby banks, broker-dealers, and even money market funds could submit securities to the Federal Reserve and obtain liquidity. The FDIC provided its insurance protection to major banking institutions, as well as some regional banks, to back securities issued by these banks based on a set of guidelines. In addition, the U.S. Treasury instituted a temporary insurance program in September 2008 to insure money market funds that applied and paid a fee based on assets under management. This measure, which helped stop a potential run on money market funds, was extended twice for original participants. Our Portfolio participated in this program until its conclusion on September 18, 2009.

As the fiscal year ended, the credit markets were more settled and credit spreads had substantially narrowed. The markets had been helped by the various forms of government support; the economy was slowly emerging from the recession; and investment grade money market rates remained at historic lows.

An emphasis on careful selection, a focus on quality

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Portfolio's yield, because high-quality securities are issued at premium rates of interest (lower-yielding securities). However, this conservative approach kept us out of much of the problematic situation that developed in the money markets over the last year.

In an effort to compensate for this, we have purchased some longer-dated (higher-yielding) high-quality securities as opportunities presented themselves. Floating rate corporate and taxable municipal securities proved to be excellent investment vehicles for the portfolio, especially in the current environment, as LIBOR rates, off of which these securities are priced, remain above the Federal Funds rate.

Corporate credit spreads were very wide early during the fiscal year. As a result, we took advantage of this by purchasing longer-dated corporate securities with substantially higher yields. This move positively affected the performance of the Portfolio and supported the Portfolio's yield for most of the fiscal year.

Staying the course

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected by the financial crisis, we have been very selective in our investment in the banking sector. We have used floating rate securities this year, and we anticipate doing so in the coming fiscal year, pending future developments in the money markets. We have substituted short corporate notes for commercial paper, when possible, since the notes yield higher rates of return. We intend to continue to include U.S. Treasury and government agency securities in an effort to preserve the value of the Portfolio, as necessary.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO HIGHLIGHTS
Money Market

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Corporate Obligations	68.43%
Notes	50.83%
Commercial Paper (backed by irrevocable bank letter of credit)	8.82%
Commercial Paper	4.75%
Notes (backed by irrevocable bank letter of credit)	3.46%
Master Note	0.57%
Municipal Obligations	27.54%
United States Government and Government Agency Obligations	2.82%
Cash and Other Assets, Net of Liabilities	1.21%

SCHEDULE OF INVESTMENTS
Money Market (in thousands)

DECEMBER 31, 2009

CORPORATE OBLIGATIONS	Principal	Value

Commercial Paper (A)
Corporacion Andina de Fomento:
1.370%, 2-12-10	$2,200	$2,196
1.140%, 4-13-10	2,500	2,492
1.090%, 10-5-10	1,200	1,190
1.110%, 10-15-10	1,300	1,289

Total Commercial Paper - 4.75%		7,167

Commercial Paper (backed by irrevocable bank letter of credit) (A)
Baystate Health, Inc., (Bank of America, N.A.)
0.200%, 1-6-10	1,000	1,000
COFCO Capital Corp. (Rabobank Nederland):
0.300%, 1-7-10	2,925	2,925
0.330%, 1-14-10	4,454	4,453
River Fuel Company #2, Inc. (Bank of New York (The)),
0.220%, 1-29-10	2,426	2,426
River Fuel Trust #1 (Bank of New York (The)),
0.230%, 1-15-10	2,000	2,000
0.250%, 3-15-10	500	499

Total Commercial Paper (backed by irrevocable bank letter of credit) - 8.82%		13,303

Master Note - 0.57%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	860	860

Notes
3M Company,
5.610%, 12-12-10	5,000	5,248
American Honda Finance Corp.:
0.631%, 1-29-10 (C)	4,000	3,996
0.678%, 2-5-10 (C)	1,000	998
1.773%, 2-16-10 (B)	2,500	2,500
Bank of America Corporation,
4.500%, 8-1-10	1,105	1,125
Bank of America Corporation (Federal Deposit Insurance Corporation),
0.284%, 3-15-10 (B)(D)	9,850	9,850
Bank of America, N.A.:
0.657%, 1-22-10 (B)	1,300	1,300
0.873%, 2-12-10 (B)	4,000	3,983
Bear Stearns Companies Inc. (The) (JPMorgan Chase & Co.),
0.391%, 2-18-10 (B)	2,375	2,374
BellSouth Corporation (AT&T Inc.),
4.950%, 4-26-10 (C)	5,000	5,037
BP Capital Markets p.l.c.,
0.385%, 3-11-10 (B)	1,400	1,400
Citibank, N.A. (Federal Deposit Insurance Corporation),
0.301%, 3-30-10 (B)(D)	5,000	5,000
Citigroup Funding Inc.:
1.325%, 2-8-10 (B)	750	749
0.423%, 2-16-10 (B)	800	798
0.421%, 2-18-10 (B)	700	699
Citigroup Funding Inc. (Federal Deposit Insurance Corporation),
0.381%, 1-29-10 (B)(D)	2,400	2,400
Citigroup Inc.:
4.625%, 8-3-10	2,790	2,839
6.500%, 1-18-11	1,770	1,851
Countrywide Financial Corporation,
4.500%, 6-15-10	810	822
IBM International Group Capital LLC (International Business Machines Corporation),
0.496%, 2-26-10 (B)	1,500	1,500
John Deere Capital Corporation,
0.706%, 2-26-10 (C)	1,000	999
JPMorgan Chase & Co.:
0.783%, 1-22-10 (C)	1,420	1,419
0.331%, 3-25-10 (B)	1,100	1,098
Praxair Inc.,
0.346%, 2-26-10 (B)	1,600	1,600
Procter & Gamble Company (The),
0.285%, 2-8-10 (B)	1,000	1,000
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
0.525%, 2-8-10 (C)	500	500
Rabobank Nederland,
0.273%, 2-16-10 (B)	1,000	1,000
Roche Holdings, Inc.,
1.262%, 2-25-10 (C)	6,600	6,601
Royal Bank of Scotland PLC (The),
0.981%, 1-28-10 (B)	4,000	4,000
Toyota Motor Credit Corporation,
1.304%, 1-15-10 (C)	2,000	2,000
Wells Fargo & Company,
4.200%, 1-15-10	2,000	2,002

Total Notes - 50.83%		76,688

Notes (backed by irrevocable bank letter of credit)
Conestoga Wood Specialties Corporation, Variable/Fixed Rate Taxable Demand Revenue Bonds, Series 2000 (Wachovia Bank, N.A.),
0.290%, 1-1-10 (B)	1,725	1,725
The Academy of the New Church, Taxable Variable Rate Demand Bonds, Series 2008 (Wachovia Bank, N.A.),
0.240%, 1-1-10 (B)	2,000	2,000
Trap Rock Industries, Inc., Taxable Variable Demand Bonds, Series 2005 (Wachovia Bank, N.A.),
0.240%, 1-1-10 (B)	1,500	1,500

Total Notes (backed by irrevocable bank letter of credit) - 3.46%		5,225

TOTAL CORPORATE OBLIGATIONS - 68.43%		$103,243

(Cost: $103,243)

MUNICIPAL OBLIGATIONS

California - 1.86%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997A (BP p.l.c.),
0.240%, 3-1-10	750	750
City of Los Angeles, Wastewater System Subordinate Revenue Bonds, Variable Rate Refunding, Series 2008-G (Bank of America, N.A.),
0.190%, 1-4-10 (B)	2,055	2,055
		2,805
Colorado - 2.02%
Colorado Health Facilities Authority, Variable Rate Revenue Bonds (Exempla, Inc.), Series 2009A (U.S. Bank N.A.),
0.200%, 1-6-10 (B)	1,500	1,500
Exempla General Improvement District,
      City of Lafayette, Colorado, Special Improvement
      District No. 02-01, Special Assessment Revenue
      Refunding and Improvement Bonds, Series 2002
      (Wells Fargo Bank, N.A.),

0.250%, 1-1-10 (B)	250	250
The Town of Castle Rock, Colorado, Certificates of Participation, Series 2008 (Wells Fargo Bank, N.A.),
0.250%, 1-4-10 (B)	1,300	1,300
		3,050
Georgia - 2.60%
Development Authority of Talbot County, Incremental Taxable Industrial Development Revenue Bonds (Junction City Mining Company, LLC Project), Series 2000 (Wachovia Bank, N.A.),
0.240%, 1-4-10 (B)	425	425
Municipal Electric Authority of Georgia (MEAG):
0.470%, 1-6-10	2,000	2,000
0.680%, 2-4-10	1,500	1,500
		3,925
Illinois - 5.09%
City of Chicago, General Obligation Tender Notes, Taxable Series 2009 (U.S. Bank N.A.),
1.340%, 7-8-10	3,000	3,000
Illinois Finance Authority, Variable Rate Demand Revenue Bonds, Series 2009 (The Carle Foundation) (JPMorgan Chase Bank, N.A.),
0.200%, 1-4-10 (B)	400	400
State of Illinois, General Obligation Certificates of August, 2009,
2.000%, 6-10-10	2,250	2,259
State of Illinois, General Obligation Certificates of May, 2009,
4.000%, 4-26-10	2,000	2,016
		7,675
Indiana - 0.33%
City of Whiting, Indiana, Environmental Facilities Revenue Bonds (BP Products North America Inc. Project), Series 2009 (BP p.l.c.),
0.230%, 2-1-10	500	500

Louisiana - 3.15%
Louisiana Public Facilities Authority, Revenue Bonds (Air Products and Chemicals Project), Series 2009A (The Bank of New York Mellon Trust Company, N.A.),
0.290%, 1-4-10 (B)	2,000	2,000
Louisiana Public Facilities Authority, Variable Rate Revenue Refunding Bonds, Series 2009B-1 (The Bank of New York Mellon Trust Company, N.A.),
0.170%, 1-6-10 (B)	750	750
Parish of St. Bernard, State of Louisiana, Exempt Facility Revenue Bonds (Mobil Oil Corporation Project), Series 1996 (Exxon Mobil Corporation),
0.200%, 1-4-10 (B)	2,000	2,000
		4,750
Maryland - 0.65%
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health Systems Issue, Series 2009A (Wachovia Bank, N.A.),
0.240%, 1-1-10 (B)	975	975

Mississippi - 2.61%
Mississippi Business Finance Corporation, Adjustable Mode Industrial Development Revenue Bonds (Belk, Inc. Project), Series 2005 (Wachovia Bank, N.A.),
0.240%, 1-4-10 (B)	3,936	3,936

Missouri - 0.93%
City of Kansas City, Missouri, Variable Rate Demand Taxable Special Obligation Refunding Bonds (President Hotel Redevelopment Project), Series 2009B (JPMorgan Chase Bank, N.A.),
0.280%, 1-1-10 (B)	1,400	1,400

New York - 1.42%
New York State Housing Finance Agency, Archstone Westbury Housing Revenue Bonds, Series A (Bank of America, N.A.),
0.270%, 1-4-10 (B)	1,740	1,740
New York State Housing Finance Agency, Related-Caroline Apartments Housing Revenue Bonds, 2008 Series A (Federal Home Loan Mortgage Corporation),
0.300%, 1-1-10 (B)	400	400
		2,140
North Carolina - 1.26%
North Carolina Capital Facilities Finance Agency, Exempt Facilities Revenue Bonds (Republic Services, Inc. Project), Series 2004 (Bank of America, N.A.),
0.210%, 1-4-10 (B)	1,895	1,895

Ohio - 1.19%
County of Lucas, Ohio, Taxable Arena Improvement Notes, Series 2009, General Obligation Bond, Anticipation Notes,
1.750%, 7-22-10	1,800	1,802

Tennessee - 0.66%
The Public Building Authority of The County of Montgomery, Tennessee, Adjustable Rate Pooled Financing, Revenue Bonds, Series 2008 (Tennessee County Loan Pool) (Bank of America, N.A.),
0.260%, 1-1-10 (B)	1,000	1,000

Texas - 0.66%
Port Arthur Navigation District Industrial Development Corporation, Exempt Facilities Revenue Bonds (Air Products Project), Series 2005 (Air Products and Chemicals, Inc.),
0.250%, 1-4-10 (B)	1,000	1,000

Virginia - 0.33%
Peninsula Ports Authority of Virginia, Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project), Series 1987-A (U.S. Bank, N.A.),
0.220%, 1-6-10	500	500

Washington - 0.99%
Industrial Development Corporation of the Port of Bellingham (Washington), Environmental Facilities Industrial Revenue Bonds (BP West Coast Products LLC Project), Series 2003 (BP p.l.c.),
0.230%, 1-4-10 (B)	1,500	1,500

Wisconsin - 1.79%
Wisconsin Health and Educational Facilities Authority Variable Rate, Demand Revenue Bonds, Series 1998B (Wausau Hospital, Inc.) (JPMorgan Chase Bank, N.A.),
0.250%, 1-4-10 (B)	700	700
Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 2008-A (U.S. Bank N.A.),
0.600%, 12-2-10	2,000	2,000
		2,700

TOTAL MUNICIPAL OBLIGATIONS - 27.54%		$41,553

(Cost: $41,553)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

United States Government Agency Obligations
Overseas Private Investment Corporation:
0.160%, 2-15-10 (B)	1,116	1,116
0.160%, 3-15-10 (B)	1,000	1,000
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations),
0.504%, 4-15-10 (B)	2,143	2,143

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 2.82%		$4,259

(Cost: $4,259)

TOTAL INVESTMENT SECURITIES - 98.79%		$149,055

(Cost: $149,055)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.21%		1,808

NET ASSETS - 100.00%		$150,863

Notes to Schedule of Investments

(A)Rate shown is the yield to maturity at December 31, 2009.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

(C)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(D)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program. The guarantee expires at the earlier of the security's maturity date or December 31, 2012.

For money market funds, the cost of investments for Federal income tax purposes is the same as the cost for financial statement purposes.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Mortgage Securities

(UNAUDITED)

Ivy Funds VIP Mortgage Securities is subadvised by Advantus Capital Management, Inc.

Below, David W. Land, CFA, and Christopher R. Sebald, CFA, portfolio managers of Ivy Funds VIP Mortgage Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2009. They have each managed the Portfolio for five years. Mr. Land has 19 years of industry experience while Mr. Sebald has 21 years of industry experience.

David W. Land
Christopher R. Sebald

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Mortgage Securities	8.37%
Benchmark(s)/Lipper Category

Barclays Capital Mortgage-Backed Securities Index	5.89%
(generally reflects the performance of securities that represent the mortgage-backed securities market)

Lipper Variable Annuity U.S. Mortgage Funds Universe Average	6.70%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Strong relative performance, overweights helped

During 2008, a historic credit crisis and deep recession kept our style of investing out of favor. In March of 2009, the market environment changed dramatically, and the Portfolio benefitted. To counter the biggest recession in more than 30 years and avoid another depression, the federal government threw most everything it had at the problem. Its support of broad sectors of the fixed-income market substantially expanded liquidity, and investors returned to the markets. The Portfolio's overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) had a significant impact on returns for the year.

With the recovery in the markets, long-term Treasury yields rose significantly during the year, while short-term yields were essentially unchanged. Additionally, after the largest drop in home prices in the past 100 years, we saw a nice string of gains in home prices, primarily driven by government programs to spur home buying (first-time home-buyer credit) and to forestall foreclosure (modification programs). The improvement in home prices, along with the government's other market liquidity programs, served to boost the Portfolio's non-agency mortgage-backed securities (MBS) and add to returns.

Tactical changes

Because the timing and magnitude of the housing recovery remained in question, we believed it was prudent to increase our exposure to agency pass-throughs, even though there appears to be significant value on the non-agency market. We maintained this strategy throughout the year. When selecting mortgage pools we look for collateral characteristics that we believe will provide us some advantage over generic pools. Currently, we believe that mortgage pools originated between 2003 and 2005 are preferable to newer origination. These older pools tend to have more predictable prepayment behavior, which investors find desirable.

We added to our agency pass-through holdings during the year while maintaining exposures to non-agency mortgages, commercial real estate and asset-backed securities.

The positive beat likely to continue

The good times for risk assets are likely to last a little while longer in our opinion. Government stimulus is still having a positive impact and that activity may now be shifted from the banking sector into more direct jobs programs as banks repay Troubled Asset Relief Program (TARP) funds. As a result, we believe growth in the near quarters is likely to continue to confound the pessimists and embolden the optimists. However, as the Fed eliminates its MBS and Treasury bond buying programs - and without a follow-on program of some sort - the first signals of tightening will effectively be in place. Normally, markets continue to improve somewhat after Fed tightening policy begins and growth continues. All else equal, we would expect a similar economic path to play out. But, no one can be certain that the withdrawal of the largest stimulus in the history of the Fed won't cause violent reactions. For example, we believe that a quick change in interest rates will likely cause a sell-off in risk assets. So we are being especially cautious regarding our risk exposures, especially those more sensitive to long-term interest rates (agencies, MBS and CMBS), as the Fed makes some moves to remove stimulus.

The past year was great for risk assets, as we rebounded from the worst financial calamity since the Great Depression. And such a rebound merited overweighting risk assets. We expect that 2010 won't be nearly as strong for the markets. With the prospect of central banks raising rates around the world, we can definitely see a time in 2010 when our risk exposures are near neutral and our portfolios look more like the benchmark. Due to government and Fed measures, 2009 was the best year ever for corporate bonds, CMBS, ABS and other non-government investment-grade bonds. In 2010, we believe that bond performance will likely be ruled more by the market's interpretation of the huge imbalances that still exist in the economy and less by the government intervention. These can't be ignored forever.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed. Fixed-income securities are subject to interest rate risk, so the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Mortgage Securities.

At a meeting held on November 11, 2009, the Board of Trustees of Ivy Funds Variable Insurance Portfolios unanimously approved and recommended that shareholders of Ivy Funds VIP Mortgage Securities approve the merger of Ivy Funds VIP Mortgage Securities into Ivy Funds VIP Bond. Ivy Funds VIP Mortgage Securities shareholders of record on December 1, 2009 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled for March 1, 2010.

PORTFOLIO HIGHLIGHTS
Mortgage Securities

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Bonds	93.26%
United States Government and Government Agency Obligations	82.35%
Corporate Debt Securities	10.91%
Cash and Cash Equivalents	6.74%

Bond Portfolio Characteristics

Average maturity	5.0 years
Effective duration	3.3 years
Weighted average bond rating	AAA

Quality Weightings

Investment Grade	92.21%
AAA	86.89%
AA	1.56%
A	2.05%
BBB	1.71%
Non-Investment Grade	1.05%
BB	1.00%
B	0.02%
Below B	0.03%
Cash and Cash Equivalents	6.74%
Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Mortgage Securities

(UNAUDITED)

Mortgage Securities(1)	$11,194
Barclays Capital Mortgage-Backed Securities Index(2)	$13,859
Lipper Variable Annuity U.S. Mortgage Funds Universe Average(2)	$12,333

	MORTGAGE SECURITIES	BARCLAYS CAPITAL MORTGAGE-BACKED SECURITIES INDEX	LIPPER VA U.S. MORTGAGE FUNDS

5/27/04	10,000	10,000	10,000
12/31/04	10,497	10,461	10,414
12/31/05	10,707	10,735	10,621
12/31/06	11,218	11,295	11,093
12/31/07	11,600	12,081	11,636
12/31/08	10,330	13,088	11,564
12/31/09	11,194	13,859	12,333

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)
1-year period ended 12-31-09	8.37%
5-year period ended 12-31-09	1.29%
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	2.04%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Mortgage Securities (in thousands)

DECEMBER 31, 2009

CORPORATE DEBT SECURITIES	Principal	Value

Asset-Backed Security - 0.08%
Ford Credit Auto Owner Trust 2007-A,
7.050%, 12-15-13 (A)	$30	$31

Consumer Finance - 2.30%
Green Tree Financial Corporation:
7.650%, 4-15-19	85	84
9.000%, 6-15-25	60	60
7.950%, 8-15-25	22	22
Origen Manufactured Housing Contract Trust 2004-A,
5.700%, 1-15-35	200	182
Origen Manufactured Housing Contract Trust 2004-B,
4.750%, 8-15-21	191	190
Origen Manufactured Housing Contract Trust 2005-B:
5.605%, 5-15-22	35	34
5.910%, 1-15-37	100	89
Vanderbilt Mortgage & Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999A, Class I A-5,
6.555%, 3-7-23	184	187
		848
Other Mortgage-Backed Securities - 8.46%
ABFS Mortgage Loan Trust 2001-2,
7.490%, 12-25-31 (B)	157	64
ABN AMRO Mortgage Corporation, Series 2003-2,
5.329%, 3-25-18 (B)	70	48
Banc of America Alternative Loan Trust 2005-10,
5.662%, 11-25-35 (B)	115	5
Banc of America Alternative Loan Trust 2005-12,
5.801%, 1-25-36 (B)	160	6
Banc of America Alternative Loan Trust 2005-6,
6.000%, 7-25-35	273	152
Banc of America Alternative Loan Trust 2005-8:
5.562%, 9-25-35 (B)	196	21
5.562%, 9-25-35 (B)	41	1
Banc of America Alternative Loan Trust 2006-4:
6.210%, 5-25-46 (B)	61	11
6.210%, 5-25-46 (B)	81	3
Banc of America Funding 2004-2 Trust,
6.500%, 7-20-32	128	103
Banc of America Mortgage Trust 2004-3,
4.875%, 4-25-19	65	40
Banc of America Structured Securities Trust 2002-X1 F,
6.274%, 10-11-33 (A)	250	249
BankAmerica Manufactured Housing Contract Trust,
7.015%, 1-10-28	23	23
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF1 Trust Fund,
6.500%, 2-15-32	150	130
C-Bass 2005-CB3 Trust,
5.109%, 5-25-35 (B)	45	45
C-Bass 2006-CB2 Trust,
5.860%, 12-25-36	285	90
C-Bass 2006-MH1 Trust,
5.970%, 10-25-36 (B)(C)	133	135
Centex Home Equity Loan Trust 2005-C,
5.048%, 6-25-35 (B)	210	190
Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-2,
6.500%, 8-25-18 (C)	5	5
CitiMortgage Alternative Loan Trust, Series 2007-A7,
6.234%, 7-25-37 (B)(F)	15	––
CountryPlace Manufactured Housing Contract Trust 2005-1,
4.800%, 12-15-35 (A)(B)	245	179
CWHEQ Home Equity Loan Trust, Series 2006-S3,
6.518%, 1-25-29 (B)	185	51
Flagstar Home Equity Loan Trust 2007-1,
5.997%, 1-25-35 (B)(C)	125	32
Global Mortgage Securitization 2005-A Ltd. and Global Mortgage Securitization 2005-A LLC:
5.250%, 4-25-32	72	52
5.409%, 4-25-32 (B)	105	57
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC,
5.250%, 11-25-32 (A)	136	99
Hometown Commercial Capital, LLC Hometown Commercial Mortgage Pass-Through Notes 2006-1,
5.506%, 11-11-38 (A)	182	81
J.P. Morgan Mortgage Trust 2006-A2,
3.445%, 11-25-33 (B)	51	31
J.P. Morgan Mortgage Trust 2006-S3,
6.187%, 8-25-36	373	13
J.P. Morgan Mortgage Trust 2007-A1,
4.475%, 7-25-35 (B)	292	16
LB-UBS Commercial Mortgage Trust 2003-C3,
4.846%, 2-15-37 (B)(C)	100	57
LB-UBS Westfield Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-WM,
6.647%, 7-14-16 (C)	250	257
Lehman ABS Manufactured Housing Contract Trust 2001-B,
3.010%, 3-15-10	89	76
Mid-State Capital Corporation 2004-1 Trust,
6.005%, 8-15-37	107	101
Morgan Stanley Capital I Trust 2004-TOP15,
4.690%, 6-13-41	95	96
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6,
6.000%, 3-15-30 (C)	200	167
PHH Alternative Mortgage Trust, Series 2007-1, Class II-B-2,
6.000%, 2-25-37	97	6
RALI Series 2003-QS11 Trust,
5.750%, 6-25-33	191	114
RAMP Series 2005-RS1 Trust,
5.145%, 1-25-35 (B)	212	46
RASC Series 2003-KS10 Trust,
6.410%, 12-25-33	23	5
RESI Finance Limited Partnership 2003-C and RESI Finance DE Corporation 2003-C,
1.631%, 9-10-35 (A)(B)	102	66
RFMSI Series 2004-S5 Trust,
4.500%, 5-25-19	66	51
Structured Asset Securities Corporation:
6.290%, 11-25-32 (B)	23	7
5.250%, 8-25-33	117	71
6.000%, 6-25-34 (B)	184	69
		3,121
Other Non-Agency REMIC/CMO - 0.07%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21,
5.400%, 11-25-35 (B)	144	26

TOTAL CORPORATE DEBT SECURITIES - 10.91%		$4,026

(Cost: $7,078)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 0.58%
Federal National Mortgage Association,
3.875%, 7-12-13	200	213

Mortgage-Backed Obligations - 80.35%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.000%, 5-1-18	179	189
5.500%, 6-1-19	112	119
6.000%, 9-1-22	378	404
5.000%, 4-1-23	449	470
5.300%, 1-15-33	228	237
6.000%, 10-1-33	377	407
5.500%, 1-1-35 TBA	2,040	2,138
5.500%, 2-1-35	138	146
5.500%, 2-1-35	69	73
5.000%, 8-1-35	271	278
5.000%, 11-1-35	436	448
5.000%, 12-1-35 TBA	740	759
6.000%, 1-1-36 TBA	960	1,018
6.500%, 7-1-36	396	424
5.500%, 6-1-37	1,296	1,359
6.500%, 9-1-37	466	499
7.000%, 12-1-37	55	60
4.500%, 1-1-38 TBA	95	95
Federal National Mortgage Association:
5.500%, 2-1-35	496	522
5.000%, 4-1-35	485	500
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.500%, 3-1-18	104	111
5.000%, 10-1-18	92	97
5.500%, 9-1-19	61	66
4.500%, 1-1-20 TBA	1,045	1,075
7.000%, 11-1-32	85	95
6.000%, 6-1-33	286	306
6.000%, 12-1-33	186	200
5.500%, 1-1-34	105	110
5.500%, 1-1-34	105	110
5.000%, 2-1-34	240	247
5.500%, 2-1-34	438	460
5.500%, 2-1-34	273	287
5.000%, 3-1-34	464	478
6.000%, 4-1-34	128	136
5.500%, 9-1-34	63	67
6.500%, 9-1-34	43	46
5.500%, 11-1-34	170	180
6.000%, 11-1-34	50	54
6.500%, 11-1-34	123	133
6.500%, 11-1-34	84	90
6.000%, 12-1-34	290	310
4.500%, 1-1-35 TBA	500	499
5.500%, 2-1-35	388	411
6.500%, 3-1-35	82	88
6.000%, 4-1-35	363	388
6.000%, 6-1-35	289	308
5.000%, 7-1-35	398	409
5.000%, 7-1-35	296	305
5.000%, 7-1-35	60	62
5.500%, 7-1-35	128	135
5.500%, 8-1-35	73	77
5.500%, 10-1-35	405	430
5.500%, 10-1-35	117	125
6.000%, 10-1-35	481	512
5.500%, 11-1-35	439	461
6.000%, 1-1-36	767	816
5.000%, 2-1-36	373	384
6.500%, 2-1-36	68	73
6.500%, 6-1-36	116	124
5.500%, 9-1-36	491	516
5.500%, 11-1-36	909	954
6.000%, 11-1-36	461	490
6.500%, 11-1-36	172	185
5.000%, 1-1-37 TBA	1,595	1,637
6.000%, 2-1-37	697	740
6.500%, 8-1-37	240	257
6.000%, 9-1-37	117	124
6.500%, 9-1-37	213	227
6.000%, 12-1-37	467	495
5.500%, 5-1-38	827	867
6.000%, 7-1-38	152	161
Government National Mortgage Association Agency REMIC/CMO (Interest Only), (D)
0.862%, 6-17-45 (B)	1,299	47
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.250%, 7-15-24	58	62
5.500%, 12-15-34	214	225
5.000%, 1-1-35 TBA	500	514
5.500%, 1-1-35 TBA	195	204
5.500%, 7-15-38	127	133
5.500%, 10-15-38	97	101
5.000%, 7-20-39	1,274	1,312
		29,661
Non-Agency REMIC/CMO - 1.42%
Government National Mortgage Association Non-Agency REMIC/CMO,
5.008%, 12-16-25 (B)	500	524

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 82.35%		$30,398

(Cost: $29,905)

SHORT-TERM SECURITIES

Commercial Paper (E) - 27.36%
CVS Caremark Corporation,
0.230%, 1-13-10	1,500	1,500
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.290%, 1-21-10	1,800	1,800
ITT Corporation,
0.090%, 1-4-10	2,098	2,097
Kitty Hawk Funding Corp.,
0.140%, 1-6-10	1,800	1,800
Straight-A Funding, LLC (Federal Financing Bank),
0.120%, 1-5-10	1,600	1,600
Wisconsin Electric Power Co.,
0.110%, 1-4-10	1,300	1,300
		10,097
Master Note - 1.96%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (G)	724	724

TOTAL SHORT-TERM SECURITIES - 29.32%		$10,821

(Cost: $10,821)

TOTAL INVESTMENT SECURITIES - 122.58%		$45,245

(Cost: $47,804)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (22.58%)		(8,336)

NET ASSETS - 100.00%		$36,909

Notes to Schedule of Investments

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $705 or 1.91% of net assets.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $653 or 1.77% of net assets.

(D)Amount shown in principal column represents notional amount for computation of interest.

(E)Rate shown is the yield to maturity at December 31, 2009.

(F)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(G)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronyms are used throughout this schedule:
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit
TBA = To Be Announced

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$47,845
Gross unrealized appreciation	554
Gross unrealized depreciation	(3,154)
Net unrealized depreciation	$(2,600)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Real Estate Securities

(UNAUDITED)

Ivy Funds VIP Real Estate Securities is subadvised by Advantus Capital Management, Inc.

Below, Joseph R. Betlej, CFA, and Lowell R. Bolken, CFA, portfolio managers of Ivy Funds VIP Real Estate Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2009. Mr. Betlej has managed the Portfolio since its inception in 2004 and has 25 years of industry experience, while Mr. Bolken has managed the Portfolio for four years and has 20 years of industry experience.

Joseph R. Betlej

Lowell R. Bolken

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Real Estate Securities	23.62%

Benchmark(s)/Lipper Category
Wilshire Real Estate Securities Index	29.21%
(generally reflects stocks of commercial real estate companies)
Lipper Variable Annuity Real Estate Funds Universe Average	31.44%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolio.

A volatile, evolving year

The performance of real estate investment trusts (REITs) was quite volatile during the past year. Performance of the index through the early part of March was dismal. Fundamentals were in the early stages of decline. Cost of capital increased substantially for REITs as the cost of debt skyrocketed, if you could find it. Many REITs cut back or suspended their dividends in order to hoard cash. In light of all this, the Portfolio was defensively positioned and had higher than normal cash levels, allowing it to generate better relative performance during the early part of the year.

As the second quarter of 2009 evolved, many REITs realized they had to deal with the unfortunate position of being over-leveraged and facing near-term maturities of debt. As such, many companies began to issue equity at very dilutive prices. This, however, allowed these entities to put aside the refinancing issues and better position themselves to take advantage of opportunities that might be created due to the dislocation in the financial markets. Investors began to recognize that the move to raise equity better positioned REITs and removed much of the near-term pressure on these stocks. With the continued issuance of equity, the benchmark index rebounded considerably by midyear, marking the beginning of another significant upward move that was largely driven by a rebirth of interest in mortgage financing for commercial real estate. The rebound in availability of capital allowed the lesser-quality companies to outperform. The Portfolio's weighting in higher quality names - coupled with more defensive positioning - did not allow it to participate to the same degree in the very impressive rebound in REIT share pricing.

Hotel REITs and regional mall companies led performance for the year, as both sectors started the year with very low expectations. The Portfolio's performance suffered with an underweight to both property types, though non-benchmark tower companies and real estate brokers positively impacted Portfolio performance. The worst performers were clearly the shopping center retail companies, largely due to their large development pipelines, excessive leverage and poor fundamental outlook. Fortunately, the Portfolio was underweight shopping centers. Above-average cash levels in the Portfolio also diminished returns as the market rallied substantially after March of this year.

REITs well positioned for future growth

As the year wore on, the market clearly regarded REITs as the favored way to own commercial real estate in today's market. The liquidity of REITs during this downturn has been magnified versus illiquid private options. REITs have used their improved balance sheets and liquidity to lease more aggressively, resulting in more stable cash flow. With the relative balance sheet strength, we believe REITs are positioned to take advantage of attractive acquisition opportunities that we feel should be available as the significant mortgage debt coming due in the next few years forces assets onto the market.

REIT stock prices suggest to us that the companies are now trading modestly above the underlying value of assets, helping to confirm the status of the REIT business model. We believe that REITs should trade at above the value of their assets due to their liquidity, company management teams and systems, all of which are part of the value proposition. Additionally, REITs are trading at cash flow multiples that are above historic averages, although this is typical of markets as they trade on trough earnings.

Contrary to the positive move in valuations, the fundamental earnings drivers of market occupancy and rental rate declined through the year. We believe that it will likely be late in 2010 or early 2011 before these fundamentals begin to turn as real estate tends to be a trailing segment in the economy. Meanwhile, early signs indicate that the economy, in general, is improving. These signs will need to be well recognized by employers before they begin to seek new offices for their employees or retail space and warehouses for their goods. Seeing weakness in near-term fundamentals, we applaud the companies that have been aggressive in leasing their portfolios, extending lease terms in an effort to stabilize earnings through a tough operating environment, and "right sizing" expenses to the new operating environment. REITs benefit from scale and stronger balance sheets to bring out these efficiencies and market share gains.

Early in the year, the Portfolio was positioned defensively, favoring health care and net lease companies. As availability of capital to the real estate sector improved in the second half of the year, we began to seek companies with balance sheet issues that could be corrected. Equity raises, asset sales and joint ventures were among opportunities used by some of these companies to create cash to pay down debt and, in particular, short-term maturities. The result has been a better foundation to operate their assets in the future. To this end, we added exposure to companies that we feel have the potential for acquisitions that are accretive to their cost of capital. Nonetheless, concerns about the timing of a rebound in real estate fundamentals had us remaining cautious, continuing our solid exposure to high-quality companies with more predictable cash flow. Unfortunately, it was the poorest quality stocks that had very strong outperformance in the second half of the year, impacting the Portfolio's performance negatively.

Our outlook

As REITs pivoted from capital starvation during 2009 to relative balance sheet stability, their share prices rebounded. Fundamentals likely will continue to weaken through 2010, but the market has already begun to focus on a 2011 fundamental rebound. The best opportunities may be with the best operators who can run their operating expenses efficiently while seeking to optimize Portfolio occupancy. In our opinion, these companies with higher cash flow stability will likely be favored by investors. Investment portfolios with broader mandates that are underweight to REITs may begin to accumulate some of the higher quality, bellwether names. As REIT stocks trade at higher levels, acquisition and merger opportunities may be found for companies or properties that are inadequately capitalized.

REITs have established themselves as the preferred way to own real estate, and they have survived a major test to their capital structure. Many are well-positioned to go on the offensive when a large number of undercapitalized and foreclosed properties are forced onto the market. The REIT model has benefited from scale opportunities and should, in our opinion, generate substantial cash flow growth once the economy picks up and real estate revenue growth gains traction. We expect REITs to increase their dividends once cash flow begins to grow, bringing further investor attraction to these companies.

Despite the competitive advantage, cost of capital to REITs may increase with rising interest rates and may face growing pressure as government deficit-related borrowing grows. In addition, state and local government budgets will be under significant pressures in 2010. Commercial real estate could become a source to cover these deficits through property tax and fee increases, reducing the profitability of a real estate venture. Pressures remain on a sector that potentially has strong prospects.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Real Estate Securities.

PORTFOLIO HIGHLIGHTS
Real Estate Securities

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	94.21%
Financials	91.14%
Consumer Discretionary	1.41%
Health Care	1.01%
Telecommunication Services	0.65%
Cash and Cash Equivalents	5.79%

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Financials	Retail REITs
Health Care Property Investors, Inc.	Financials	Specialized REITs
Vornado Realty Trust	Financials	Diversified REITs
Boston Properties, Inc.	Financials	Office REITs
Public Storage, Inc.	Financials	Specialized REITs
Equity Residential	Financials	Residential REITs
Host Hotels & Resorts, Inc.	Financials	Specialized REITs
Ventas, Inc.	Financials	Specialized REITs
Digital Realty Trust, Inc.	Financials	Office REITs
AvalonBay Communities, Inc.	Financials	Residential REITs

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Real Estate Securities

(UNAUDITED)

Real Estate Securities(1)	$12,694
Wilshire Real Estate Securities Index(2)	$12,837
Lipper Variable Annuity Real Estate Funds Universe Average(2)	$13,525

	REAL ESTATE SECURITIES	WILSHIRE REAL ESTATE SECURITIES INDEX	LIPPER VA REAL ESTATE FUNDS

5/27/04	10,000	10,000	10,000
12/31/04	13,266	12,987	13,017
12/31/05	14,703	14,783	14,710
12/31/06	19,126	20,056	20,028
12/31/07	16,053	16,511	17,045
12/31/08	10,269	9,935	10,290
12/31/09	12,694	12,837	13,525

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)
1-year period ended 12-31-09	23.62%
5-year period ended 12-31-09	-0.88%
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	4.35%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Real Estate Securities (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Diversified REITs - 8.68%
Colonial Properties Trust	14	$160
Colony Financial, Inc.	10	204
Liberty Property Trust	18	586
Vornado Realty Trust	21	1,481
Washington Real Estate Investment Trust	18	485
		2,916
Health Care Facilities - 1.02%
Brookdale Senior Living, Inc. (A)	19	341

Hotels, Resorts & Cruise Lines - 1.41%
Gaylord Entertainment Company (A)	6	115
Marriott International, Inc., Class A	7	202
Starwood Hotels & Resorts Worldwide, Inc.	4	157
		474
Industrial REITs - 4.74%
AMB Property Corporation	19	488
EastGroup Properties, Inc.	12	444
First Potomac Realty Trust	7	92
ProLogis	41	567
		1,591
Mortgage REITs - 1.03%
Starwood Property Trust, Inc.	18	346

Office REITs - 20.31%
Alexandria Real Estate Equities, Inc.	5	321
BioMed Realty Trust, Inc.	30	480
Boston Properties, Inc.	22	1,470
Brandywine Realty Trust	46	526
Corporate Office Properties Trust	14	502
Digital Realty Trust, Inc.	22	1,081
Douglas Emmett, Inc.	45	637
Duke Realty Corporation	29	350
Franklin Street Properties Corp.	9	127
Highwoods Properties, Inc.	11	380
Mack-Cali Realty Corporation	15	532
SL Green Realty Corp.	8	412
		6,818
Real Estate Management & Development - 1.80%
Brookfield Properties Corporation	40	484
CB Richard Ellis Group, Inc., Class A (A)	9	119
		603
Real Estate Operating Companies - 0.37%
Forest City Enterprises, Inc., Class A (A)	11	124

Residential REITs - 12.32%
Associated Estates Realty Corporation	3	38
AvalonBay Communities, Inc.	10	810
BRE Properties, Inc., Class A	8	268
Camden Property Trust	8	339
Equity Lifestyle Properties, Inc.	2	81
Equity Residential	37	1,244
Essex Property Trust, Inc.	7	567
Home Properties, Inc.	10	491
Mid-America Apartment Communities, Inc.	6	299
		4,137
Retail REITs - 21.80%
Acadia Realty Trust	23	380
CBL & Associates Properties, Inc.	47	450
Federal Realty Investment Trust	8	542
Kimco Realty Corporation	58	786
Macerich Company (The)	19	669
National Retail Properties, Inc.	16	329
Regency Centers Corporation	14	505
Simon Property Group, Inc.	41	3,266
Tanger Factory Outlet Centers, Inc.	5	178
Taubman Centers, Inc.	6	219
		7,324
Specialized REITs - 20.08%
DiamondRock Hospitality Company	21	181
Extra Space Storage Inc.	3	36
Health Care Property Investors, Inc.	49	1,492
Health Care REIT, Inc.	17	736
Host Hotels & Resorts, Inc.	105	1,221
Nationwide Health Properties, Inc.	17	609
Public Storage, Inc.	17	1,377
Ventas, Inc.	25	1,089
		6,741
Wireless Telecommunication Service - 0.65%
American Tower Corporation, Class A (A)	2	65
Crown Castle International Corp. (A)	4	152
		217

TOTAL COMMON STOCKS - 94.21%		$31,632

(Cost: $33,144)

SHORT-TERM SECURITIES - 3.86%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$1,296	$1,296
(Cost: $1,296)

TOTAL INVESTMENT SECURITIES - 98.07%		$32,928

(Cost: $34,440)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.93%		649

NET ASSETS - 100.00%		$33,577

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$34,998

Gross unrealized appreciation	1,930
Gross unrealized depreciation	(4,000)

Net unrealized depreciation	$(2,070)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Science and Technology

(UNAUDITED)

Below, Zachary H. Shafran, portfolio manager of Ivy Funds VIP Science and Technology, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He he has managed the Portfolio for nine years and has 21 years of industry experience.

Zachary H. Shafran

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Science and Technology	43.84%

Benchmark(s)/Lipper Category

S&P North American Technology Sector Index	63.21%
(generally reflects the performance of U.S. science and technology stocks)

Lipper Variable Annuity Science & Technology Funds Universe Average	56.96%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Conservative posture, a low-quality rally

Although the Portfolio produced a solid absolute return and performed strongly relative to the broader equity market, results trailed those of our benchmark index. Three factors drove this relative underperformance. First, we entered the period conservatively positioned, both in our investment selections as well as our higher-than-normal cash reserves, and we remained in that position for too long. Second, we underestimated the very aggressive response so many companies took in reducing costs and expenses, particularly semiconductor companies. Finally, our bias toward high-quality companies worked against us, as lower-quality securities fueled much of the 2009 rally.

Due to the broader view that we employ in seeking to identify what we feel are compelling investment opportunities around the globe, we were affected by several other factors. Until quite late in the calendar year, health care stocks underperformed, in some cases quite significantly. This was largely due to the threat of potentially significant changes in the health care reform and the battle being waged in Congress. It became increasingly likely in the final weeks of the year that legislation, were it to be enacted in the near-term, would likely be much less onerous than initially feared. Some lingering issues related to reimbursement and other more company-specific issues also negatively impacted a portion of the Portfolio invested in biotechnology.

Tactical shifts

As we mentioned earlier, and something we have been suggesting for several years, we significantly increased our exposure to the biotechnology sector. We did so earlier in the year due to a number of clinical developments and increased our exposure yet again later in the year as the market made some previously overvalued stocks outright cheap in our view. It is also worth noting that, with respect to geographical exposure, the Portfolio is currently more globally diversified than it has ever been, as we have expanded our reach into Asia Pacific, South America and several less-developed markets around the globe.

Seeking companies with staying power

Our strategy continues unchanged as we enter 2010. We are adhering to our long-held approach and methodology in seeking to identify what we feel are compelling investment opportunities around the globe that meet our investment criteria. We do this by applying a largely bottom-up, fundamentally driven research process with an overarching top-down perspective. We are looking to sectors and companies that we think will be relatively better prepared to weather a difficult economic environment - companies that appear to be more attractively valued and whose businesses we believe are stable and are largely self sufficient when it comes to the need for capital.

As for our global outlook, we remain mostly optimistic, despite some lingering concerns about the financial state of affairs in several pockets of the world. We're also concerned about potential geopolitical disruptions, most specifically the threat of terrorism in whatever form or forms it may materialize. We believe that the tremendous opportunities in science and technology remain as great as we have seen in several years, and we look forward to the ongoing innovation and discovery that characterize these two dynamic areas.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Science and Technology.

PORTFOLIO HIGHLIGHTS
Science and Technology

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	97.93%
Information Technology	62.62%
Health Care	14.18%
Consumer Staples	6.91%
Industrials	6.11%
Materials	3.42%
Telecommunication Services	2.58%
Financials	1.08%
Energy	0.53%
Consumer Discretionary	0.50%
Cash and Cash Equivalents	2.07%

Country Weightings

North America	76.14%
United States	72.20%
Canada	3.94%
Pacific Basin	9.32%
Europe	5.57%
Spain	4.64%
Other Europe	0.93%
Bahamas/Caribbean	3.52%
Bermuda	3.52%
South America	3.38%
Cash and Cash Equivalents	2.07%

Top 10 Equity Holdings

Company	Sector	Industry
Cree, Inc.	Information Technology	Semiconductors
Microsoft Corporation	Information Technology	Systems Software
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Telvent GIT, S.A.	Information Technology	IT Consulting & Other Services
Research In Motion Limited	Information Technology	Communications Equipment
Aspen Technology, Inc.	Information Technology	Application Software
Vertex Pharmaceuticals Incorporated	Health Care	Biotechnology
Bunge Limited	Consumer Staples	Agricultural Products
Archer Daniels Midland Company	Consumer Staples	Agricultural Products
Samsung Electronics Co., Ltd.	Information Technology	Semiconductors
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Science and Technology

(UNAUDITED)

Science and Technology(1)	$11,977
S&P North American Technology Sector Index	$ 5,061
Lipper Variable Annuity Science & Technology Funds Universe Average	$ 5,478

	SCIENCE AND TECHNOLOGY	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX	LIPPER VA SCIENCE & TECHNOLOGY FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	7,885	6,216	7,463
12/31/01	6,946	4,440	5,093
12/31/02	5,280	2,652	3,016
12/31/03	6,888	4,089	4,497
12/31/04	8,007	4,208	4,715
12/31/05	9,388	4,293	4,971
12/31/06	10,127	4,679	5,417
12/31/07	12,595	5,472	6,364
12/31/08	8,326	3,101	3,490
12/31/09	11,977	5,061	5,478

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	43.84%
5-year period ended 12-31-09	8.39%
10-year period ended 12-31-09	1.82%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Science and Technology (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Agricultural Products - 6.91%
Archer Daniels Midland Company	343	$10,736
Bunge Limited	174	11,107
		21,843
Application Software - 9.69%
ACI Worldwide, Inc. (A)	522	8,951
Aspen Technology, Inc. (A)	1,251	12,256
i2 Technologies, Inc. (A)	46	881
Lawson Software, Inc. (A)	1,286	8,549
		30,637
Biotechnology - 9.13%
Amgen Inc. (A)	132	7,479
Genzyme Corporation (A)	167	8,194
Isis Pharmaceuticals, Inc. (A)	155	1,724
Vertex Pharmaceuticals Incorporated (A)	267	11,445
		28,842
Communications Equipment - 4.87%
Alcatel, ADR	888	2,949
Research In Motion Limited (A)	185	12,461
		15,410
Computer Hardware - 2.57%
Apple Inc. (A)	23	4,765
High Tech Computer Corp. (B)	292	3,350
		8,115
Consumer Electronics - 0.50%
Garmin Ltd.	51	1,572

Data Processing & Outsourced Services - 11.36%
Alliance Data Systems Corporation (A)	249	16,050
Euronet Worldwide, Inc. (A)	364	7,989
Lender Processing Services, Inc.	186	7,563
Tivit Terceirizacao de Technologia e Servicos (B)	128	1,180
Tivit Terceirizacao de Technologia e Servicos (B)(C)	296	2,722
WNS (Holdings) Limited, ADR (A)	28	424
		35,928
Diversified Chemicals - 2.94%
E.I. du Pont de Nemours and Company	128	4,306
FMC Corporation	89	4,985
		9,291
Diversified Support Services - 0.98%
EnerNOC, Inc. (A)	102	3,106

Electrical Components & Equipment - 1.18%
POWER-ONE, INC. (A)	860	3,740

Electronic Equipment & Instruments - 2.78%
IPG Photonics Corporation (A)	85	1,415
Itron, Inc. (A)	109	7,371
		8,786
Fertilizers & Agricultural Chemicals - 0.48%
Sociedad Quimica y Minera de Chile S.A., ADR	40	1,518

Health Care Distributors - 1.01%
Animal Health International, Inc. (A)	359	861
McKesson Corporation	38	2,344
		3,205
Health Care Equipment - 1.37%
Varian Medical Systems, Inc. (A)	93	4,348

Health Care Facilities - 2.08%
HealthSouth Corporation (A)	307	5,764
LifePoint Hospitals, Inc. (A)	25	819
		6,583
Health Care Services - 0.59%
Fleury S.A. (A)(B)(C)	131	1,381
Fleury S.A. (A)(B)	46	482
		1,863
Home Entertainment Software - 2.86%
Activision Blizzard, Inc. (A)	200	2,222
Nintendo Co., Ltd. (B)	29	6,831
		9,053
Industrial Machinery - 3.67%
ESCO Technologies Inc.	247	8,869
Pentair, Inc.	84	2,710
		11,579
Integrated Telecommunication Services - 1.22%
CenturyTel, Inc.	106	3,853

Internet Software & Services - 1.27%
SAVVIS, Inc. (A)	287	4,031

IT Consulting & Other Services - 4.64%
Telvent GIT, S.A.	376	14,663

Life & Health Insurance - 1.08%
Amil Participacoes S.A. (B)	436	3,429

Oil & Gas Equipment & Services - 0.53%
ION Geophysical Corporation (A)	285	1,687

Research & Consulting Services - 0.28%
Mistras Group, Inc. (A)	60	896

Semiconductor Equipment - 0.50%
Photronics, Inc. (A)	354	1,576

Semiconductors - 16.93%
Avago Technologies Limited (A)	196	3,593
Cree, Inc. (A)	290	16,363
Inotera Memories, Inc. (B)	6,989	5,869
Micron Technology, Inc. (A)	798	8,427
PMC-Sierra, Inc. (A)	557	4,824
Samsung Electronics Co., Ltd. (B)	14	9,395
Texas Instruments Incorporated	196	5,103
		53,574
Systems Software - 5.15%
Microsoft Corporation	534	16,279

Wireless Telecommunication Service - 1.36%
Clearwire Corporation, Class A (A)	63	424
Sprint Nextel Corporation (A)	1,058	3,871
		4,295

TOTAL COMMON STOCKS - 97.93%		$309,702

(Cost: $279,286)

SHORT-TERM SECURITIES	Principal

Commercial Paper (D) - 2.67%
ITT Corporation,
0.090%, 1-4-10	$5,445	5,445
Walt Disney Company (The),
0.100%, 1-8-10	3,000	3,000
		8,445
Master Note - 0.59%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (E)	1,865	1,865

TOTAL SHORT-TERM SECURITIES - 3.26%		$10,310

(Cost: $10,310)

TOTAL INVESTMENT SECURITIES - 101.19%		$320,012

(Cost: $289,596)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.19%)		(3,760)

NET ASSETS - 100.00%		$316,252

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Listed on an exchange outside the United States.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At December 31, 2009, the total value of these securities amounted to $4,103 or 1.30% of net assets.

(D)Rate shown is the yield to maturity at December 31, 2009.

(E)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	72.20%
Spain	4.64%
Canada	3.94%
Bermuda	3.52%
South Korea	2.97%
Taiwan	2.92%
Brazil	2.90%
Japan	2.16%
Singapore	1.14%
France	0.93%
Chile	0.48%
India	0.13%
Other+	2.07%
+Includes cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$289,972
Gross unrealized appreciation	61,480
Gross unrealized depreciation	(31,440)
Net unrealized appreciation	$30,040

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Small Cap Growth

(UNAUDITED)

Below, Kenneth G. McQuade, portfolio manager of Ivy Funds VIP Small Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio for four years and has 14 years of industry experience.

Kenneth G. McQuade

Fiscal year performance

For the 12 Months Ended December 31, 2009
Ivy Funds VIP Small Cap Growth	34.72%

Benchmark(s)/Lipper Category
Russell 2000 Growth Index	34.45%
(generally reflects the performance of small company growth stocks)
Lipper Variable Annuity Small Cap Growth Funds Universe Average	35.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A market comeback of historic proportions

This fiscal year ended December 31, 2009 was largely positive. The market began to recover in March and continued to climb in the second and third quarters as earnings reports improved and investor confidence revived. Positive momentum continued in the fourth quarter with the Russell 2000 Growth Index rising 4 percent, bringing the full year's gain to 34.4 percent, the biggest annual gain since 2003. These gains were accomplished with a market comeback of historic proportions lasting more than 3 quarters. Once the significant downturn exhausted in the first quarter, the subsequent upturn accumulated a return of approximately 80 percent (one of the market's strongest rebounds in history) with no setbacks lasting more than a few weeks. The Portfolio also produced a strong absolute return that was superior to the benchmark during the final quarter and slightly outperformed the benchmark for the year.

Extreme cost cutting, a general unclogging of the credit markets and huge government stimulus lie behind the stock market's impressive rise. Investor sentiment vastly improved tied to corporate earnings that generally beat expectations from expense management and on beliefs that U.S. policymakers were fully committed to backstop the financial markets and economy. Due to a sense of protection, investors once again attained a higher level of risk tolerance and appetite for less financially secure business models than we would have expected. As a result of this behavior, a low-quality rally endured, as investors seemingly ignored profitability levels to focus on stocks that simply dropped the most in the credit crisis. Therefore, the smallest of the small, unprofitable and highest-in-debt stocks tended to significantly outperform for the year, in total.

Technology, energy were market leaders

From a sector standpoint, every industry sector produced double-digit gains for the year. Technology produced the strongest annual returns which benefited the Portfolio given our overweight of the sector. Also benefiting the Portfolio were underweight positions of the three worst performing sectors - financials, industrials and health care. Consumer discretionary retail names significantly outperformed on "less bad" sales and cost cutting. The Portfolio remained cautious on retail due to concerns about household de-levering and high unemployment.

Uncertainty lingers

Looking forward, the Federal government's massive liquidity programs have given investors a big confidence boost to the stock market, but controversy continues over whether these initiatives are sufficient for lasting recovery and economic expansion. Still bothersome to us is the potential residual effect of high unemployment on housing, incomes, consumption and debt reduction. Uncertainty over government policy and huge deficits are another major concern. With so much debt leverage in all parts of the economy, we feel it likely that companies will remain downsized and overall consumption could slow. Therefore, we believe companies that can earlier and more substantially produce quality revenue growth non-dependent of government stimulus spending should be able to separate themselves in the market. Thus, we remain committed to focusing on what we feel are higher quality growth stocks that we believe have a more structured and sustainable revenue and earnings stream and can grow organically with positive cash flows.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Growth.

PORTFOLIO HIGHLIGHTS
Small Cap Growth

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	92.18%
Information Technology	29.93%
Consumer Discretionary	20.00%
Health Care	17.86%
Industrials	11.51%
Energy	5.08%
Consumer Staples	4.73%
Financials	3.07%
Cash and Cash Equivalents	7.82%

Top 10 Equity Holdings

Company	Sector
MICROS Systems, Inc.	Information Technology
CommVault Systems, Inc.	Information Technology
Kansas City Southern	Industrials
Scientific Games Corporation, Class A	Consumer Discretionary
Capella Education Company	Consumer Discretionary
LKQ Corporation	Consumer Discretionary
Riverbed Technology, Inc.	Information Technology
DG FastChannel, Inc.	Consumer Discretionary
DTS, Inc.	Information Technology
American Public Education, Inc.	Consumer Discretionary

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Small Cap Growth

(UNAUDITED)

Small Cap Growth(1)	$11,508
Russell 2000 Growth Index	$8,711
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	$9,215

	SMALL CAP GROWTH	RUSSELL 2000 GROWTH	LIPPER VA SMALL-CAP GROWTH FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	8,765	7,763	9,059
12/31/01	8,596	7,048	7,884
12/31/02	6,723	4,918	5,571
12/31/03	9,128	7,306	7,862
12/31/04	10,432	8,351	8,848
12/31/05	11,776	8,695	9,516
12/31/06	12,371	9,855	10,542
12/31/07	14,044	10,545	11,521
12/31/08	8,542	6,479	6,792
12/31/09	11,508	8,711	9,215

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	34.72%
5-year period ended 12-31-09	1.98%
10-year period ended 12-31-09	1.41%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Small Cap Growth (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Apparel, Accessories & Luxury Goods - 1.40%
Under Armour, Inc., Class A (A)	182	$4,969

Application Software - 6.47%
Blackbaud, Inc.	413	9,754
Blackboard Inc. (A)	190	8,606
FactSet Research Systems, Inc.	71	4,652
		23,012
Auto Parts & Equipment - 3.47%
LKQ Corporation (A)	630	12,340

Broadcasting - 3.19%
DG FastChannel, Inc. (A)	406	11,340

Casinos & Gaming - 3.65%
Scientific Games Corporation, Class A (A)	892	12,980

Communications Equipment - 4.60%
Neutral Tandem, Inc. (A)	212	4,823
Riverbed Technology, Inc. (A)	503	11,556
		16,379
Construction & Engineering - 3.22%
Chicago Bridge & Iron Company N.V., NY Shares	461	9,323
Insituform Technologies, Inc., Class A (A)	94	2,127
		11,450
Construction & Farm Machinery & Heavy Trucks - 2.15%
Bucyrus International, Inc., Class A	72	4,064
Westinghouse Air Brake Technologies Corporation	88	3,598
		7,662
Consumer Finance - 1.50%
EZCORP, Inc., Class A (A)	311	5,349

Education Services - 6.48%
American Public Education, Inc. (A)	299	10,263
Capella Education Company (A)	170	12,793
		23,056
Electronic Components - 3.11%
DTS, Inc. (A)	323	11,050

Health Care Equipment - 7.37%
ABIOMED, Inc. (A)	530	4,635
Masimo Corporation (A)	89	2,707
NuVasive, Inc. (A)	286	9,143
Volcano Corporation (A)	560	9,735
		26,220
Health Care Services - 5.16%
athenahealth, Inc. (A)	135	6,094
Healthways, Inc. (A)	262	4,801
HMS Holdings Corp. (A)	153	7,469
		18,364
Health Care Technology - 4.77%
Allscripts Healthcare Solutions, Inc. (A)	251	5,074
Omnicell, Inc. (A)	364	4,255
Phase Forward Incorporated (A)	498	7,639
		16,968
Home Entertainment Software - 0.75%
Rosetta Stone Inc. (A)	149	2,667

Hotels, Resorts & Cruise Lines - 1.81%
Gaylord Entertainment Company (A)	327	6,454

Industrial Machinery - 1.00%
Graco Inc.	125	3,574

Internet Software & Services - 6.49%
Archipelago Learning, Inc. (A)	50	1,035
Constant Contact, Inc. (A)	600	9,592
VistaPrint Limited (A)	102	5,801
Vocus, Inc. (A)	371	6,674
		23,102
Investment Banking & Brokerage - 1.57%
Evercore Partners Inc.	49	1,502
Greenhill & Co., Inc.	18	1,444
RiskMetrics Group, Inc. (A)	166	2,641
		5,587
Life Sciences Tools & Services - 0.56%
Illumina, Inc. (A)	65	1,977

Oil & Gas Equipment & Services - 0.99%
Superior Energy Services, Inc. (A)	145	3,518

Oil & Gas Exploration & Production - 4.09%
Bill Barrett Corporation (A)	289	8,995
Carrizo Oil & Gas, Inc. (A)	209	5,544
		14,539
Packaged Foods & Meats - 2.20%
Ralcorp Holdings, Inc. (A)	131	7,816

Personal Products - 2.53%
Alberto-Culver Company	307	9,001

Railroads - 3.76%
Kansas City Southern (A)	401	13,343

Systems Software - 8.51%
CommVault Systems, Inc. (A)	623	14,754
MICROS Systems, Inc. (A)	501	15,535
		30,289
Trucking - 1.38%
Knight Transportation, Inc.	254	4,896

TOTAL COMMON STOCKS - 92.18%		$327,902

(Cost: $311,342)

SHORT-TERM SECURITIES	Principal

Commercial Paper (B) - 7.26%
CVS Caremark Corporation,
0.230%, 1-13-10	$8,500	8,499
ITT Corporation,
0.090%, 1-4-10	4,090	4,090
Kitty Hawk Funding Corp.,
0.170%, 1-19-10	2,000	2,000
Straight-A Funding, LLC (Federal Financing Bank),
0.130%, 1-22-10	7,241	7,240
Walt Disney Company (The),
0.100%, 1-8-10	4,000	4,000
		25,829
Master Note - 0.59%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (C)	2,098	2,098

TOTAL SHORT-TERM SECURITIES - 7.85%		$27,927

(Cost: $27,927)

TOTAL INVESTMENT SECURITIES - 100.03%		$355,829

(Cost: $339,269)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.03%)		(124)

NET ASSETS - 100.00%		$355,705

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at December 31, 2009.

(C)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$341,499

Gross unrealized appreciation	49,615
Gross unrealized depreciation	(35,285)

Net unrealized appreciation	$14,330

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Small Cap Value

(UNAUDITED)

Below, Timothy J. Miller, portfolio manager of Ivy Funds VIP Small Cap Value, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio since March of 2008 and has 31 years of industry experience.

Timothy J. Miller

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Small Cap Value	29.15%

Benchmark(s)/Lipper Category

Russell 2000 Value Index	20.53%
(generally reflects the performance of small-company value-style stocks)

Lipper Variable Annuity Small-Cap Value Funds Universe Average	30.65%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Low-quality leads as market direction changes course

The Russell 2000 Value Index recovery in 2009 was led by a sharp rebound in the low quality segment of the market. By March of 2009, the global economies were teetering on disaster and credit conditions were paralyzed, creating liquidity fears in many sectors of the market. The final plunge in many stocks reflected rising bankruptcy fears as a result of the chaos in the credit markets. As the favorable impact of federal intervention began to ease those fears, we experienced a sharp rebound in those stocks that were "left for dead." This rebound continued for the balance of the year, leading to spectacular gains for the highest-risk, most-leveraged companies in the Russell 2000 Value Index. Breaking down the index into quintiles of various quality metrics, the data confirms this pattern. In terms of return on equity (ROE), the lowest quintile of companies performed the best. Looking at price-to-earnings (P/E) ratios, it was the companies producing losses that performed the best for the year, and finally the smallest companies dramatically outperformed the largest companies for the year.

Ivy Funds VIP Small Cap Value outperformed the index in 2009 by overweighting the best performing sectors and underweighting the worst. The top-three performing sectors in 2009 were materials, consumer discretionary and technology. Ivy Funds VIP Small Cap Value had an overweight exposure to all of those sectors by a cumulative measure of approximately 18 percentage points. The largest overweights were in technology and consumer discretionary. The worst- performing sectors were financial services, utilities and industrials. Once again, Ivy Funds VIP Small Cap Value was underweight in each of those sectors, particularly financial services. The weighting position was important in 2009 because the return difference between the best- and worst-performing sectors was dramatic. The top 3 sectors mentioned above were all up around 60 percent for the year while the financial services sector came in down 3 percent for the year.

Strength in technology, consumer discretionary

The fundamental appeal of the technology sector was a function of strong balance sheets, favorable operating characteristics and low valuation of many groups within the sector. The sector had been through many years of restructuring and shake-out, which led to a healthy position for the survivors. Companies entered this past recession with cash-heavy balance sheets, favorable margin positions and lean operating structures. The Portfolio emphasized the lower-valued companies in the software, semiconductor and contract-manufacturing industries. The technology distribution industry also generated a number of successful investments for the Portfolio, among them two leading semiconductor distributors and a broad line technology distributor that performed well. These companies adjusted quickly to the economic slowdown and generated substantial free cash flow from reductions in working capital, further bolstering their strong balance sheets.

Our strategy in the consumer discretionary sector in 2009 started defensively with an emphasis on the education services and low-end retail companies. As the market began to recover, we repositioned the Portfolio to areas such as casinos, media and entertainment. The focus was on "close to home" entertainment venues, including a riverboat casino operator and a theatre operator.

The Portfolio held a significant underweight position in financial services, which boosted its relative performance. In addition, our stock selection within the sector contributed positively to the Portfolio. The strategy in the banking sector had been to favor the strongest capitalized of the small community banks and then focus on the potential consolidators. We felt that banks with sound franchises and strong capital were the likely candidates to successfully take advantage of FDIC-assisted acquisition opportunities. Finally, the Portfolio was significantly underexposed to the REIT sector for the year, which helped in the first half but was a drag in the second half of the year as the group rallied strongly off of its lows.

Outlook for 2010 appears favorable

Small caps as a group generally tend to do well in the early stages of economic recovery when investors are often willing to take on more risk. Some of this was earned in 2009 but the value category significantly underperformed growth, and now appears poised for a good year. Much of that underperformance was due to the financial services sector, which is a heavy weighting in the index. We believe that financials should perform much better in 2010 as earnings growth recovers and capital positions are bolstered. Ivy Funds VIP Small Cap Value has boosted its weighting in financials with a continued emphasis on what we feel are the strong community banks, brokers and asset managers and an increased weighting in REITs. We also believe that the technology sector will be favored again in 2010, due to a strong earnings growth outlook and the potential lift from a renewed capital spending environment triggered by Windows 7, wireless, and other factors. Anticipated potential changes for the year also include a reduction in emphasis on the retail-oriented consumer sector in favor of advertising companies and increased interest in the later cycle industrials.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio's manager, undervalued. The value of a security believed by the Portfolio's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Value.

PORTFOLIO HIGHLIGHTS
Small Cap Value

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	92.72%
Financials	31.19%
Information Technology	19.58%
Consumer Discretionary	14.64%
Industrials	11.65%
Materials	7.22%
Utilities	3.42%
Health Care	2.41%
Consumer Staples	2.08%
Energy	0.53%
Cash and Cash Equivalents	7.28%

Top 10 Equity Holdings

Company	Sector
East West Bancorp, Inc.	Financials
Southwest Gas Corporation	Utilities
IBERIABANK Corporation	Financials
Sybase, Inc.	Information Technology
Wintrust Financial Corporation	Financials
Validus Holdings, Ltd.	Financials
BE Aerospace, Inc.	Industrials
Avnet, Inc.	Information Technology
Celestica Inc.	Information Technology
TrueBlue, Inc.	Industrials
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Small Cap Value

(UNAUDITED)

Small Cap Value(1)	$22,655
Russell 2000 Value Index	$22,164
Lipper Variable Annuity Small-Cap Value Funds Universe Average	$21,681

	SMALL CAP VALUE	RUSSELL 2000 VALUE	LIPPER VA SMALL-CAP VALUE FUNDS

12/31/99	10,000	10,000	10,000
12/31/00	12,800	12,309	12,201
12/31/01	14,795	14,028	13,751
12/31/02	11,839	12,432	12,030
12/31/03	17,697	18,159	16,943
12/31/04	20,355	22,203	20,503
12/31/05	21,200	23,241	22,085
12/31/06	24,770	28,694	25,947
12/31/07	23,748	25,878	24,692
12/31/08	17,542	18,389	16,595
12/31/09	22,655	22,164	21,681

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-09	29.15%
5-year period ended 12-31-09	2.16%
10-year period ended 12-31-09	8.52%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

Advantus Small Company Value Portfolio was reorganized as Ivy Funds VIP Small Cap Value (formerly W&R Target Small Cap Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Small Cap Value. If those expenses were reflected, performance of Ivy Funds VIP Small Cap Value would differ.

SCHEDULE OF INVESTMENTS
Small Cap Value (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Advertising - 0.97%
MDC Partners Inc., Class A (A)	229	$1,913

Aerospace & Defense - 4.05%
AAR CORP. (A)	109	2,503
BE Aerospace, Inc. (A)	141	3,309
Triumph Group, Inc.	45	2,181
		7,993
Apparel, Accessories & Luxury Goods - 2.46%
Jones Apparel Group, Inc.	162	2,599
Warnaco Group, Inc. (The) (A)	54	2,257
		4,856
Application Software - 2.32%
Quest Software, Inc. (A)	124	2,274
TIBCO Software Inc. (A)	240	2,310
		4,584
Asset Management & Custody Banks - 2.76%
Ares Capital Corporation	238	2,967
Hercules Technology Growth Capital, Inc.	239	2,480
		5,447
Auto Parts & Equipment - 3.64%
Modine Manufacturing Company	230	2,724
Superior Industries International, Inc.	138	2,108
Tenneco Automotive Inc. (A)	133	2,356
		7,188
Broadcasting - 2.13%
E. W. Scripps Company (The) (A)	265	1,846
Liberty Media Corporation, Liberty Capital Series A (A)	99	2,355
		4,201
Casinos & Gaming - 2.37%
Bally Technologies, Inc. (A)	64	2,643
WMS Industries Inc. (A)	51	2,024
		4,667
Communications Equipment - 0.76%
Tellabs, Inc. (A)	264	1,502

Computer Hardware - 0.77%
Silicon Graphics, Inc. (A)	217	1,520

Consumer Finance - 1.18%
First Cash Financial Services, Inc. (A)	105	2,332

Data Processing & Outsourced Services - 1.86%
Global Cash Access, Inc. (A)	254	1,903
Lender Processing Services, Inc.	43	1,757
		3,660
Diversified Chemicals - 2.15%
Ashland Inc.	54	2,151
FMC Corporation	37	2,080
		4,231
Diversified Metals & Mining - 0.89%
Thompson Creek Metals Company Inc. (A)	151	1,764

Electric Utilities - 1.53%
NV Energy, Inc.	243	3,013

Electronic Manufacturing Services - 2.59%
Celestica Inc. (A)	337	3,177
Sanmina-SCI Corporation (A)	175	1,934
		5,111
Food Distributors - 0.70%
Dole Food Company, Inc. (A)	111	1,383

Gas Utilities - 1.89%
Southwest Gas Corporation	131	3,727

Gold - 1.17%
Red Back Mining Inc. (A)(B)	161	2,309

Health Care Facilities - 1.21%
AmSurg Corp. (A)	108	2,385

Homebuilding - 1.50%
M.D.C. Holdings, Inc.	66	2,043
M/I Homes, Inc. (A)	88	911
		2,954
Human Resource & Employment Services - 1.61%
TrueBlue, Inc. (A)	214	3,169

Hypermarkets & Super Centers - 1.38%
BJ's Wholesale Club, Inc. (A)	83	2,709

Industrial Machinery - 2.24%
Chart Industries, Inc. (A)	101	1,676
IDEX Corporation	88	2,741
		4,417
Investment Banking & Brokerage - 3.86%
KBW, Inc. (A)	85	2,320
Piper Jaffray Companies (A)	51	2,564
Stifel Financial Corp. (A)	46	2,725
		7,609
Managed Health Care - 1.20%
Coventry Health Care, Inc. (A)	98	2,373

Metal & Glass Containers - 1.57%
Silgan Holdings Inc.	53	3,096

Movies & Entertainment - 1.57%
Regal Entertainment Group	214	3,089

Office REITs - 2.39%
Alexandria Real Estate Equities, Inc.	40	2,546
Mack-Cali Realty Corporation	63	2,164
		4,710
Oil & Gas Exploration & Production - 0.53%
Whiting Petroleum Corporation (A)	15	1,036

Regional Banks - 12.85%
Bank of Marin Bancorp	55	1,804
Columbia Banking System, Inc.	107	1,725
East West Bancorp, Inc.	260	4,103
First Horizon National Corporation (A)	169	2,263
Home BancShares, Inc.	81	1,945
IBERIABANK Corporation	66	3,568
Nara Bancorp, Inc.	119	1,352
Pacific Continental Corporation	143	1,635
PacWest Bancorp	91	1,828
Texas Capital Bancshares, Inc. (A)	123	1,713
Wintrust Financial Corporation	110	3,401
		25,337
Reinsurance - 4.10%
Platinum Underwriters Holdings, Ltd.	53	2,036
RenaissanceRe Holdings Ltd.	51	2,711
Validus Holdings, Ltd.	124	3,333
		8,080
Residential REITs - 1.59%
American Campus Communities, Inc.	112	3,144

Retail REITs - 0.98%
CBL & Associates Properties, Inc.	200	1,931

Security & Alarm Services - 1.41%
GEO Group, Inc. (The) (A)	127	2,781

Semiconductor Equipment - 2.05%
Lam Research Corporation (A)	54	2,118
Verigy Ltd. (A)	150	1,925
		4,043
Semiconductors - 3.22%
Applied Micro Circuits Corporation (A)	252	1,882
Atmel Corporation (A)	533	2,457
Cirrus Logic, Inc. (A)	296	2,017
		6,356
Specialty Chemicals - 1.44%
Sensient Technologies Corporation	108	2,843

Systems Software - 1.76%
Sybase, Inc. (A)	80	3,465

Technology Distributors - 4.25%
Arrow Electronics, Inc. (A)	73	2,164
Avnet, Inc. (A)	107	3,239
Tech Data Corporation (A)	63	2,958
		8,361
Thrifts & Mortgage Finance - 1.48%
First Niagara Financial Group, Inc.	210	2,922

Trucking - 2.34%
Marten Transport, Ltd. (A)	118	2,113
Werner Enterprises, Inc.	127	2,507
		4,620

TOTAL COMMON STOCKS - 92.72%		$182,831

(Cost: $152,341)
SHORT-TERM SECURITIES	Principal

Commercial Paper (C) - 6.02%
Abbott Laboratories,
0.010%, 1-4-10	$3,870	3,870
Danaher Corporation,
0.110%, 1-4-10	3,000	3,000
PACCAR Financial Corp.,
0.080%, 1-6-10	5,000	5,000
		11,870
Master Note - 1.32%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (D)	2,603	2,603

TOTAL SHORT-TERM SECURITIES - 7.34%		$14,473

(Cost: $14,473)

TOTAL INVESTMENT SECURITIES - 100.06%		$197,304

(Cost: $166,814)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.06%)		(124)

NET ASSETS - 100.00%		$197,180

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Listed on an exchange outside the United States.

(C)Rate shown is the yield to maturity at December 31, 2009.

(D)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$167,074

Gross unrealized appreciation	32,457
Gross unrealized depreciation	(2,227)

Net unrealized appreciation	$30,230

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Value

(UNAUDITED)

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Funds VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2009. He has managed the Portfolio for six years and has 18 years of industry experience.

Matthew T. Norris

Fiscal year performance

For the 12 Months Ended December 31, 2009

Ivy Funds VIP Value	26.64%

Benchmark(s)/Lipper Category

Russell 1000 Value Index	19.68%
(generally reflects the performance of value-style stocks)

Lipper Variable Annuity Large Cap Value Funds Universe Average	23.20%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio's performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A tale of two markets

The equity market had a strong year, with most indices returning north of 20 percent. The first quarter was weak along with the economy. Then various governmental economic stimulus packages began to have an effect, and the market was up the rest of the year. The market advance was lead by technology, consumer discretionary and basic industry sectors. Lagging sectors included financials, telecommunications and energy. In this environment, Ivy Funds VIP Value performed well, handily beating the Russell 1000 Value Index. The Portfolio benefited from strong individual stock selection and a consistent approach to managing portfolio risk. We did not make large sector bets during the year, but rather focused on individual names that we identified as inexpensive with improving business fundamentals.

Value opportunities flourished

An important strategy of the Portfolio is to invest in individual equities that we feel are undervalued relative to their prospects, while also attempting to diversify investments in an effort to minimize the impact from macro events, which we think are primarily unpredictable. Individual stock selection was the primary contributor to the Portfolio's strong outperformance. A number of compelling value ideas presented themselves at the end of 2008 and early in 2009. The Portfolio invested and was rewarded.

Market watchers may recall that banking stocks were down notably through the first quarter, before suddenly rising strongly over the rest of the year. The Portfolio was absent from this area during the downturn, but invested at attractive valuations in the first half of the year and enjoyed rising performance through year end.

The Portfolio, on average, was overweight in technology and insurance while being underweight in the utilities and telecommunications sectors. Areas of emphasis include technology and insurance. The technology area contains a number of large companies producing copious amounts of free cash flow that we feel will be re-deployed to shareholders benefit over time. The property and casualty insurance area contains a number of companies that we believe are trading below book value.

Adhering to strategy, bottom-up approach

We view the current valuation of the equity markets as fair. On the plus side, we have an economic backdrop that is improving; offset by the possibility of higher interest rates, we are left decidedly neutral on the total-return prospects of equities in the near future. A positive return is expected, but seems unlikely to repeat the 20 percent return of 2009, in our opinion.

Many U.S. corporations are nicely profitable with excess cash available to them, yet most are also at a loss to find growing areas to deploy that cash. This leads to the use of cash to pay higher dividends, and/or repurchase their own stock. Accordingly, we believe that more of an investors' return may be coming from these actions as opposed to significantly higher earnings or P/E multiple expansion.

Going forward, we do not anticipate meaningful change in our investment process or the management philosophy of the Portfolio, which remains close to fully invested. We continue to search diligently, one company at a time, for names that we think may offer good value investment opportunities. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio's manager, undervalued. The value of a security believed by the Portfolio's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Value.

PORTFOLIO HIGHLIGHTS
Value

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

Asset Allocation

Stocks	98.63%
Financials	24.20%
Energy	21.55%
Consumer Discretionary	13.35%
Information Technology	11.03%
Health Care	8.53%
Consumer Staples	6.82%
Industrials	6.05%
Materials	4.22%
Telecommunication Services	2.88%
Cash and Cash Equivalents	1.37%

Top 10 Equity Holdings

Company	Sector
Bank of America Corporation	Financials
Chevron Corporation	Energy
Hewlett-Packard Company	Information Technology
Travelers Companies, Inc. (The)	Financials
Occidental Petroleum Corporation	Energy
McKesson Corporation	Health Care
Lowe's Companies, Inc.	Consumer Discretionary
Union Pacific Corporation	Industrials
ACE Limited	Financials
Carnival Corporation	Consumer Discretionary
See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Value

(UNAUDITED)

Value(1)	$13,325
Russell 1000 Value Index(2)	$12,076
Lipper Variable Annuity Large-Cap Value Funds Universe Average(2)	$11,073

	VALUE	RUSSELL 1000 VALUE	LIPPER VA LARGE-CAP VALUE FUNDS

5/1/01	10,000	10,000	10,000
12/31/01	10,203	9,557	9,579
12/31/02	8,907	8,074	7,888
12/31/03	11,144	10,499	10,096
12/31/04	12,783	12,230	11,360
12/31/05	13,348	13,092	11,853
12/31/06	15,601	16,005	14,190
12/31/07	15,897	15,978	14,413
12/31/08	10,522	10,090	8,988
12/31/09	13,325	12,076	11,073

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

Average Annual Total Return(3)
1-year period ended 12-31-09	26.64%
5-year period ended 12-31-09	0.83%
10-year period ended 12-31-09	––
Since inception of Portfolio(4) through 12-31-09	3.36%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SCHEDULE OF INVESTMENTS
Value (in thousands)

DECEMBER 31, 2009

COMMON STOCKS	Shares	Value

Advertising - 2.10%
Omnicom Group Inc.	149	$5,814

Aerospace & Defense - 1.84%
Honeywell International Inc.	130	5,088

Apparel, Accessories & Luxury Goods - 1.75%
V.F. Corporation	66	4,856

Brewers - 2.63%
Molson Coors Brewing Company, Class B	161	7,289

Computer Hardware - 6.74%
Hewlett-Packard Company	250	12,897
International Business Machines Corporation	44	5,747
		18,644
Consumer Finance - 2.24%
Capital One Financial Corporation (A)	162	6,196

Department Stores - 2.11%
Macy's Inc.	349	5,854

Diversified Chemicals - 4.22%
Dow Chemical Company (The)	256	7,071
Solutia Inc. (B)	362	4,602
		11,673
Health Care Distributors - 6.29%
AmerisourceBergen Corporation	229	5,965
McKesson Corporation	183	11,424
		17,389
Home Improvement Retail - 3.40%
Lowe's Companies, Inc.	401	9,377

Hotels, Resorts & Cruise Lines - 2.97%
Carnival Corporation (B)	260	8,230

Industrial Machinery - 0.97%
Illinois Tool Works Inc.	56	2,678

Integrated Oil & Gas - 14.39%
Chevron Corporation	180	13,851
Exxon Mobil Corporation	45	3,089
Marathon Oil Corporation	214	6,678
Occidental Petroleum Corporation	147	11,958
Targa Resources Partners LP	175	4,245
		39,821
Integrated Telecommunication Services - 2.88%
AT&T Inc.	285	7,977

Investment Banking & Brokerage - 2.65%
Morgan Stanley	248	7,329

IT Consulting & Other Services - 0.82%
Accenture plc, Class A	55	2,266

Managed Health Care - 1.73%
UnitedHealth Group Incorporated (A)	157	4,798

Mortgage REITs - 1.65%
Annaly Capital Management, Inc.	263	4,561

Office Electronics - 2.47%
Xerox Corporation (A)	808	6,839

Oil & Gas Storage & Transportation - 7.16%
Energy Transfer Equity, L.P.	190	5,814
Enterprise Products Partners L.P.	176	5,531
MarkWest Energy Partners, L.P.	131	3,834
Regency Energy Partners LP	222	4,651
		19,830
Other Diversified Financial Services - 5.21%
Bank of America Corporation	958	14,420

Pharmaceuticals - 0.51%
Johnson & Johnson	22	1,417

Property & Casualty Insurance - 7.49%
ACE Limited	170	8,563
Travelers Companies, Inc. (The)	245	12,200
		20,763
Railroads - 3.24%
Union Pacific Corporation	141	8,991

Regional Banks - 3.33%
PNC Financial Services Group, Inc. (The)	140	7,365
Zions Bancorporation	145	1,860
		9,225
Reinsurance - 1.63%
RenaissanceRe Holdings Ltd.	85	4,518

Specialty Stores - 1.02%
Office Depot, Inc. (B)	440	2,837

Systems Software - 1.00%
Symantec Corporation (B)	155	2,775

Tobacco - 4.19%
Altria Group, Inc.	201	3,940
Lorillard, Inc.	61	4,901
Philip Morris International Inc.	57	2,747
		11,588

TOTAL COMMON STOCKS - 98.63%		$273,043

(Cost: $252,064)

SHORT-TERM SECURITIES	Principal

Commercial Paper (C) - 0.41%
Kraft Foods Inc.,
0.070%, 1-4-10	$1,146	1,146

Master Note - 0.91%
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (D)	2,516	2,516

TOTAL SHORT-TERM SECURITIES - 1.32%		$3,662

(Cost: $3,662)

TOTAL INVESTMENT SECURITIES - 99.95%		$276,705

(Cost: $255,726)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.05%		139

NET ASSETS - 100.00%		$276,844

Notes to Schedule of Investments

(A)Securities serve as cover or collateral for the following written options outstanding at December 31, 2009:

Underlying Security	Counterparty	Contracts Subject to Call	Expiration Month	Exercise Price	Premium Received	Market Value

UnitedHealth Group Incorporated	Morgan Stanley Smith Barney LLC	2	January 2010	$34.00	$72	$(11)
Xerox Corporation	UBS Securities LLC	4	January 2010	10.00	43	(10)

					$115	$(21)

Underlying Security	Counterparty	Contracts Subject to Put	Expiration Month	Exercise Price	Premium Received	Market Value

Energy Transfer Equity, L.P.	Morgan Stanley Smith Barney LLC	-*	January 2010	$25.00	$13	$(2)
	Morgan Stanley Smith Barney LLC	1	February 2010	30.00	80	(84)
Everest Re Group, Ltd.	Morgan Stanley Smith Barney LLC	-*	April 2010	80.00	122	(69)
MarkWest Energy Partners, L.P.	Morgan Stanley Smith Barney LLC	1	February 2010	27.50	35	(41)
Morgan Stanley	UBS Securities LLC	2	January 2010	26.00	91	(22)
Regency Energy Partners LP	Morgan Stanley Smith Barney LLC	1	February 2010	20.00	52	(47)

					$393	$(265)

*Not shown due to rounding.

(B)No dividends were paid during the preceding 12 months.

(C)Rate shown is the yield to maturity at December 31, 2009.

(D)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

The following acronym is used throughout this schedule:
REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$258,732

Gross unrealized appreciation	37,575
Gross unrealized depreciation	(19,602)

Net unrealized appreciation	$17,973

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Ivy Funds VIP

AS OF DECEMBER 31, 2009

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Asset Strategy	Balanced

ASSETS
Investments in unaffiliated securities at market value+	$ 114		$ 98		$ 1,904		$ 169		$ 189		$ 937,471	$359,617
Investments in affiliated securities at market value+	60,489		43,786		268,835		301,277		91,802		1,392	––
Bullion at market value+	––		––		––		––		––		167,853	––

Investments at Market Value	60,603		43,884		270,739		301,446		91,991		1,106,716	359,617

Cash	2		2		1		2		2		5	4
Cash denominated in foreign currencies at market value+	––		––		––		––		––		100	––
Restricted cash	––		––		––		––		––		4,996	––
Unrealized appreciation on forward foreign currency contracts	––		––		––		––		––		5,218	––
Investment securities sold receivable	––		––		––		––		––		6,415	––
Dividends and interest receivable	––	*	4		13		7		7		1,549	1,478
Capital shares sold receivable	14		40		1,364		390		355		954	24
Prepaid and other assets	1		––	*	1		2		––	*	12	6

Total Assets	60,620		43,930		272,118		301,847		92,355		1,125,965	361,129

LIABILITIES
Investment securities purchased payable	––		4		1,817		77		97		29,248	––
Unrealized depreciation on forward foreign currency contracts	––		––		––		––		––		1,518	––
Capital shares redeemed payable	3		1		3		4		1		256	120
Trustees' fees payable	1		––	*	2		3		1		41	38
Service fee payable	––		––		––		––		––		7	2
Shareholder servicing payable	––	*	––	*	––	*	––	*	––	*	2	1
Investment management fee payable	––		––		––		––		––		21	7
Accounting services fee payable	2		1		5		5		2		21	10
Other liabilities	1		1		2		2		1		90	5

Total Liabilities	7		7		1,829		91		102		31,204	183

Total Net Assets	$60,613		$43,923		$270,289		$301,756		$92,253		$1,094,761	$360,946

NET ASSETS
Capital paid in (shares authorized - unlimited)	$61,582		$39,719		$249,194		$277,398		$84,010		$979,361	$292,537
Undistributed net investment income	703		524		2,170		2,760		1,005		8,381	6,902
Accumulated net realized gain (loss)	1,405		1,002		3,580		4,938		1,688		(72,121)	5,211
Net unrealized appreciation (depreciation)	(3,077)		2,678		15,345		16,660		5,550		179,140	56,296

Total Net Assets	$60,613		$43,923		$270,289		$301,756		$92,253		$1,094,761	$360,946

CAPITAL SHARES OUTSTANDING	13,093		8,750		56,749		62,806		18,670		118,669	42,573
NET ASSET VALUE PER SHARE	$4.6294		$5.0197		$ 4.7629		$ 4.8046		$4.9413		$ 9.2253	$ 8.4782
+COST
Investments in unaffiliated securities at cost	$ 114		$ 98		$ 1,904		$ 169		$ 189		$ 794,476	$303,320
Investments in affiliated securities at cost	63,566		41,108		253,490		284,617		86,252		1,982	––
Bullion at cost	––		––		––		––		––		134,846	––
Cash denominated in foreign currencies at cost	––		––		––		––		––		100	––

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Ivy Funds VIP

AS OF DECEMBER 31, 2009

(In thousands, except per share amounts)	Bond		Core Equity	Dividend Opportunities		Energy		Global Natural Resources		Growth	High Income

ASSETS
Investments in unaffiliated securities at market value+	$466,231		$414,970	$200,688		$31,349		$192,806		$877,933	$209,681

Investments at Market Value	466,231		414,970	200,688		31,349		192,806		877,933	209,681

Cash	3		5	2		2		––		57	94
Cash denominated in foreign currencies at market value+	––		––	––		––		––	*	––	––
Unrealized appreciation on forward foreign currency contracts	––		––	––		––		25		––	38
Investment securities sold receivable	2		––	––		––		76		7,730	––
Dividends and interest receivable	4,879		532	327		20		170		424	4,456
Capital shares sold receivable	604		6	307		2		141		221	7
Prepaid and other assets	6		7	2		––	*	1		12	3

Total Assets	471,725		415,520	201,326		31,373		193,219		886,377	214,279

LIABILITIES
Investment securities purchased payable	––		––	––		––		575		5,321	––
Unrealized depreciation on forward foreign currency contracts	––		––	––		––		96		––	––
Capital shares redeemed payable	203		288	3		26		224		387	336
Trustees' fees payable	28		73	5		1		4		104	16
Overdraft due to custodian	––		––	––		––		6		––	––
Service fee payable	3		3	1		––	*	1		6	2
Shareholder servicing payable	––	*	1	––	*	––	*	––	*	1	––	*
Investment management fee payable	6		7	4		1		5		16	3
Accounting services fee payable	11		10	6		2		6		18	7
Other liabilities	6		8	3		1		13		11	4

Total Liabilities	257		390	22		31		930		5,864	368

Total Net Assets	$471,468		$415,130	$201,304		$31,342		$192,289		$880,513	$213,911

NET ASSETS
Capital paid in (shares authorized - unlimited)	$456,828		$398,196	$203,318		$34,799		$195,648		$756,003	$227,768
Undistributed (distributions in excess of) net investment income	16,139		3,844	2,041		85		(11)		5,169	16,996
Accumulated net realized loss	(2,015)		(21,480)	(20,450)		(3,229)		(24,691)		(21,935)	(36,510)
Net unrealized appreciation (depreciation)	516		34,570	16,395		(313)		21,343		141,276	5,657

Total Net Assets	$471,468		$415,130	$201,304		$31,342		$192,289		$880,513	$213,911

CAPITAL SHARES OUTSTANDING	85,727		41,714	33,757		5,960		33,454		94,903	64,825
NET ASSET VALUE PER SHARE	$ 5.4996		$ 9.9518	$ 5.9634		$5.2588		$ 5.7479		$ 9.2781	$ 3.2997
+COST
Investments in unaffiliated securities at cost	$465,715		$380,404	$184,293		$31,663		$171,391		$736,657	$204,062
Cash denominated in foreign currencies at cost	––		––	––		––		––	*	––	––

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Ivy Funds VIP

AS OF DECEMBER 31, 2009

(In thousands, except per share amounts)	International Growth		International Value	Micro Cap Growth		Mid Cap Growth		Money Market		Mortgage Securities		Real Estate Securities

ASSETS
Investments in unaffiliated securities at market value+	$259,708		$512,107	$38,243		$92,053		$149,055		$45,245		$32,928

Investments at Market Value	259,708		512,107	38,243		92,053		149,055		45,245		32,928

Cash	4		––	2		1		2		1		4
Unrealized appreciation on forward foreign currency contracts	928		––	––		––		––		––		––
Investment securities sold receivable	318		––	13		––		––		––		648
Dividends and interest receivable	778		1,614	––	*	45		502		149		118
Capital shares sold receivable	246		181	14		101		1,440		26		4
Prepaid and other assets	3		6	––	*	1		4		1		––	*

Total Assets	261,985		513,908	38,272		92,201		151,003		45,422		33,702

LIABILITIES
Investment securities purchased payable	573		934	41		––		––		8,482		117
Capital shares redeemed payable	134		119	12		33		51		1		1
Distributions payable	––		––	––		––		71		––		––
Trustees' fees payable	20		27	3		2		10		2		2
Overdraft due to custodian	––		13	––		––		––		––		––
Service fee payable	2		3	––	*	1		––		––	*	––	*
Shareholder servicing payable	––	*	1	––	*	––	*	––	*	––	*	––	*
Investment management fee payable	6		12	1		2		2		1		1
Accounting services fee payable	7		11	2		4		5		2		2
Other liabilities	14		27	2		2		1		25		2

Total Liabilities	756		1,147	61		44		140		8,513		125

Total Net Assets	$261,229		$512,761	$38,211		$92,157		$150,863		$36,909		$33,577

NET ASSETS
Capital paid in (shares authorized - unlimited)	$259,598		$524,892	$42,945		$83,743		$150,857		$40,485		$44,952
Undistributed (distributions in excess of) net investment income	2,575		6,980	(54)		20		––		1,110		726
Accumulated net realized gain (loss)	(27,037)		(73,954)	(6,953)		(2,401)		6		(2,127)		(10,589)
Net unrealized appreciation (depreciation)	26,093		54,843	2,273		10,795		––		(2,559)		(1,512)

Total Net Assets	$261,229		$512,761	$38,211		$92,157		$150,863		$36,909		$33,577

CAPITAL SHARES OUTSTANDING	34,870		33,338	2,434		13,946		150,857		8,213		6,535
NET ASSET VALUE PER SHARE	$ 7.4915		$15.3806	$15.7002		$6.6080		$ 1.0000		$4.4941		$5.1379
+COST
Investments in unaffiliated securities at cost	$234,580		$457,274	$35,970		$81,259		$149,055		$47,804		$34,440

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Ivy Funds VIP

AS OF DECEMBER 31, 2009

(In thousands, except per share amounts)	Science and Technology	Small Cap Growth	Small Cap Value		Value

ASSETS
Investments in unaffiliated securities at market value+	$320,012	$355,829	$197,304		$276,705

Investments at Market Value	320,012	355,829	197,304		276,705

Cash	3	4	41		19
Cash denominated in foreign currencies at market value+	43	––	––		––
Investment securities sold receivable	––	––	––		3,799
Dividends and interest receivable	83	2	167		613
Capital shares sold receivable	85	84	79		99
Prepaid and other assets	4	4	3		4

Total Assets	320,230	355,923	197,594		281,239

LIABILITIES
Investment securities purchased payable	3,711	––	372		3,905
Capital shares redeemed payable	212	151	17		164
Trustees' fees payable	28	43	9		20
Service fee payable	2	2	1		2
Shareholder servicing payable	1	1	––	*	––	*
Investment management fee payable	7	8	5		5
Accounting services fee payable	8	8	6		8
Written options at market value+	––	––	––		286
Other liabilities	9	5	4		5

Total Liabilities	3,978	218	414		4,395

Total Net Assets	$316,252	$355,705	$197,180		$276,844

NET ASSETS
Capital paid in (shares authorized - unlimited)	$277,153	$383,501	$204,578		$287,105
Undistributed (distributions in excess of) net investment income	(28)	(38)	141		3,007
Accumulated net realized gain (loss)	8,711	(44,318)	(38,028)		(34,470)
Net unrealized appreciation	30,416	16,560	30,489		21,202

Total Net Assets	$316,252	$355,705	$197,180		$276,844

CAPITAL SHARES OUTSTANDING	20,675	43,524	14,842		53,812
NET ASSET VALUE PER SHARE	$15.2964	$ 8.1726	$13.2850		$ 5.1446
+COST
Investments in unaffiliated securities at cost	$289,596	$339,269	$166,814		$255,726
Cash denominated in foreign currencies at cost	43	––	––		––
Written options premiums received at cost	––	––	––		508

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds VIP

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

(In thousands)	Pathfinder Aggressive		Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative	Asset Strategy	Balanced

INVESTMENT INCOME
Dividends from unaffiliated securities	$––		$––	$––	$––	$––	$14,401	$5,877
Dividends from affiliated securities	757		561	2,266	2,880	1,061	––	––
Foreign dividend withholding tax	––		––	––	––	––	(859)	(13)
Interest and amortization from unaffiliated securities	––	*	1	3	2	1	5,299	4,711
Foreign interest withholding tax	––		––	––	––	––	(18)	––

Total Investment Income	757		562	2,269	2,882	1,062	18,823	10,575

EXPENSES
Investment management fee	––		––	––	––	––	5,921	2,483
Service fee	––		––	––	––	––	2,117	887
Shareholder servicing	3		3	5	5	3	41	35
Registration fees	2		2	2	2	2	––	––
Custodian fees	3		3	3	3	4	380	16
Trustees' fees	3		2	9	11	4	54	27
Accounting services fee	20		13	41	49	23	204	110
Legal fees	3		2	9	11	3	97	21
Audit fees	6		6	6	7	6	24	18
Other	12		6	21	26	10	141	73

Total Expenses	52		37	96	114	55	8,979	3,670

Less:
Expenses in excess of limit	––		––	––	––	––	(83)	––

Total Net Expenses	52		37	96	114	55	8,896	3,670

Net Investment Income	705		525	2,173	2,768	1,007	9,927	6,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	––		––	––	––	––	751	5,243
Investments in affiliated securities	808		833	2,536	3,224	1,334	––	––
Distributions of realized capital gains from affiliated investments	600		170	1,051	1,717	358	––	––
Futures contracts	––		––	––	––	––	(15,347)	––
Written options	––		––	––	––	––	3,042	––
Swap agreements	––		––	––	––	––	16	––
Forward foreign currency contracts	––		––	––	––	––	1,590	––
Foreign currency exchange transactions	––		––	––	––	––	(1,496)	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	––		––	––	––	––	193,277	31,077
Investments in affiliated securities	9,069		3,300	25,344	36,547	8,112	181	––
Futures contracts	––		––	––	––	––	(12)	––
Forward foreign currency contracts	––		––	––	––	––	(929)	––
Foreign currency exchange transactions	––		––	––	––	––	925	––

Net Realized and Unrealized Gain	10,477		4,303	28,931	41,488	9,804	181,998	36,320

Net Increase in Net Assets Resulting from Operations	$11,182		$4,828	$31,104	$44,256	$10,811	$191,925	$43,225

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds VIP

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

(In thousands)	Bond	Core Equity	Dividend Opportunities	Energy	Global Natural Resources	Growth	High Income

INVESTMENT INCOME
Dividends from unaffiliated securities	$––	$7,738	$3,917	$340	$1,194	$13,044	$3
Foreign dividend withholding tax	––	(82)	(16)	(7)	(106)	(16)	––
Interest and amortization from unaffiliated securities	17,130	36	53	8	53	69	18,787
Foreign interest withholding tax	(6)	––	––	––	(1)	––	––

Total Investment Income	17,124	7,692	3,954	341	1,140	13,097	18,790

EXPENSES
Investment management fee	1,865	2,700	1,096	212	1,282	5,528	1,166
Service fee	981	965	391	62	320	1,971	466
Shareholder servicing	19	34	9	5	12	83	15
Custodian fees	19	22	10	8	110	30	13
Trustees' fees	27	36	10	2	7	63	13
Accounting services fee	115	120	64	20	57	190	73
Legal fees	23	22	9	2	13	45	11
Audit fees	15	13	15	11	26	13	28
Other	65	74	33	10	30	143	35

Total Expenses	3,129	3,986	1,637	332	1,857	8,066	1,820

Less:
Expenses in excess of limit	––	(193)	––	(79)	––	(246)	(93)

Total Net Expenses	3,129	3,793	1,637	253	1,857	7,820	1,727

Net Investment Income (Loss)	13,995	3,899	2,317	88	(717)	5,277	17,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	2,446	1,038	(14,283)	(1,949)	2,878	17,492	(8,545)
Futures contracts	––	2,751	––	––	(2,248)	––	––
Forward foreign currency contracts	––	––	––	––	(336)	––	––
Foreign currency exchange transactions	––	13	––	––	(47)	––	2
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	10,531	75,065	42,262	10,422	64,800	169,568	61,190
Forward foreign currency contracts	––	––	––	––	23	––	38
Foreign currency exchange transactions	––	(19)	––	––	10	––	–– *

Net Realized and Unrealized Gain	12,977	78,848	27,979	8,473	65,080	187,060	52,685

Net Increase in Net Assets Resulting from Operations	$26,972	$82,747	$30,296	$8,561	$64,363	$192,337	$69,748

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds VIP

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

(In thousands)	International Growth	International Value	Micro Cap Growth	Mid Cap Growth	Money Market	Mortgage Securities	Real Estate Securities

INVESTMENT INCOME
Dividends from unaffiliated securities	$5,264	$12,888	$22	$807	$––	$––	$1,059
Foreign dividend withholding tax	(454)	(923)	(2)	––	––	––	(1)
Interest and amortization from unaffiliated securities	36	24	4	29	2,843	1,256	5

Total Investment Income	4,846	11,989	24	836	2,843	1,256	1,063

EXPENSES
Investment management fee	1,626	3,637	300	573	756	149	241
Service fee	478	1,070	79	168	––	74	67
Shareholder servicing	20	64	11	6	9	5	6
Custodian fees	60	184	6	8	11	15	13
Trustees' fees	14	28	2	4	14	2	2
Accounting services fee	74	122	25	39	76	26	20
Legal fees	10	25	3	4	13	23	4
Audit fees	18	19	11	11	7	21	19
Other	39	82	10	15	85	10	11

Total Expenses	2,339	5,231	447	828	971	325	383

Less:
Expenses in excess of limit	(57)	––	––	(13)	––	––	––

Total Net Expenses	2,282	5,231	447	815	971	325	383

Net Investment Income (Loss)	2,564	6,758	(423)	21	1,872	931	680

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	46	(73,164)	(4,233)	(1,427)	116	(1,310)	(4,660)
Futures contracts	––	––	––	––	––	33	––
Written options	––	––	––	495	––	––	––
Forward foreign currency contracts	(771)	––	––	––	––	––	––
Foreign currency exchange transactions	32	246	––	––	––	––	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	45,530	206,368	15,676	27,645	––	2,632	10,351
Futures contracts	––	––	––	––	––	132	––
Forward foreign currency contracts	692	––	––	––	––	––	––
Foreign currency exchange transactions	14	43	––	––	––	––	––

Net Realized and Unrealized Gain	45,543	133,493	11,443	26,713	116	1,487	5,691

Net Increase in Net Assets Resulting from Operations	$48,107	$140,251	$11,020	$26,734	$1,988	$2,418	$6,371

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds VIP

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009
(In thousands)	Science and Technology	Small Cap Growth	Small Cap Value	Value

INVESTMENT INCOME
Dividends from unaffiliated securities	$2,433	$807	$2,036	$5,989
Foreign dividend withholding tax	(79)	––	––	(30)
Interest and amortization from unaffiliated securities	894	77	32	23

Total Investment Income	3,248	884	2,068	5,982

EXPENSES
Investment management fee	2,208	2,621	1,388	1,680
Service fee	650	771	408	600
Shareholder servicing	28	58	35	32
Custodian fees	59	13	14	17
Trustees' fees	19	24	11	17
Accounting services fee	89	94	65	86
Legal fees	16	18	11	14
Audit fees	16	14	17	18
Other	47	56	33	59

Total Expenses	3,132	3,669	1,982	2,523

Less:
Expenses in excess of limit	(52)	(62)	––	(24)

Total Net Expenses	3,080	3,607	1,982	2,499

Net Investment Income (Loss)	168	(2,723)	86	3,483

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	12,147	(2,514)	(4,887)	(436)
Investments in affiliated securities	––	(2,341)	––	––
Written options	(368)	––	397	2,366
Foreign currency exchange transactions	(351)	––	(2)	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	84,450	98,805	48,729	53,920
Investments in affiliated securities	––	2,304	––	––
Written options	(916)	––	(104)	37
Foreign currency exchange transactions	316	––	––	––

Net Realized and Unrealized Gain	95,278	96,254	44,133	55,887

Net Increase in Net Assets Resulting from Operations	$95,446	$93,531	$44,219	$59,370

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08(1)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08(2)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08(1)

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$705	$108	$525	$16	$2,173	$188
Net realized gain on investments	1,408	588	1,003	44	3,587	630
Net change in unrealized appreciation (depreciation)	9,069	(12,146)	3,300	(622)	25,344	(9,999)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,182	(11,450)	4,828	(562)	31,104	(9,181)

Distributions to Shareholders From:
Net investment income	(214)	––	(22)	––	(291)	––
Net realized gains	(487)	––	(40)	––	(537)	––

Total Distributions to Shareholders	(701)	––	(62)	––	(828)	––

Capital Share Transactions	7,234	54,348	27,182	12,537	161,568	87,626

Net Increase in Net Assets	17,715	42,898	31,948	11,975	191,844	78,445
Net Assets, Beginning of Period	42,898	––	11,975	––	78,445	––

Net Assets, End of Period	$60,613	$42,898	$43,923	$11,975	$270,289	$78,445

Undistributed net investment income	$703	$212	$524	$21	$2,170	$287

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Asset Strategy

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08(1)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08(3)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,768	$296	$1,007	$60	$9,927	$8,670
Net realized gain (loss) on investments	4,941	1,203	1,692	180	(11,444)	12,245
Net change in unrealized appreciation (depreciation)	36,547	(19,888)	8,112	(2,562)	193,442	(267,755)

Net Increase (Decrease) in Net Assets Resulting from Operations	44,256	(18,389)	10,811	(2,322)	191,925	(246,840)

Distributions to Shareholders From:
Net investment income	(541)	––	(79)	––	(2,922)	(3,671)
Net realized gains	(970)	––	(167)	––	(78,982)	(60,338)

Total Distributions to Shareholders	(1,511)	––	(246)	––	(81,904)	(64,009)

Capital Share Transactions	143,305	134,095	49,516	34,494	306,546	76,364

Net Increase (Decrease) in Net Assets	186,050	115,706	60,081	32,172	416,567	(234,485)
Net Assets, Beginning of Period	115,706	––	32,172	––	678,194	912,679

Net Assets, End of Period	$301,756	$115,706	$92,253	$32,172	$1,094,761	$678,194

Undistributed net investment income	$2,760	$533	$1,005	$77	$8,381	$2,989

(1) For the period from March 4, 2008 (commencement of operations) through December 31, 2008.
(2) For the period from March 13, 2008 (commencement of operations) through December 31, 2008.
(3) For the period from March 12, 2008 (commencement of operations) through December 31, 2008.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds VIP

	Balanced		Bond		Core Equity

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,905	$7,291	$13,995	$13,698	$3,899	$3,964
Net realized gain (loss) on investments	5,243	4,018	2,446	818	3,802	(22,322)
Net change in unrealized appreciation (depreciation)	31,077	(120,303)	10,531	(13,278)	75,046	(215,618)

Net Increase (Decrease) in Net Assets Resulting from Operations	43,225	(108,994)	26,972	1,238	82,747	(233,976)

Distributions to Shareholders From:
Net investment income	(7,291)	(472)	(13,706)	(306)	(3,943)	(968)
Net realized gains	(2,099)	(329)	––	––	––	(14,757)

Total Distributions to Shareholders	(9,390)	(801)	(13,706)	(306)	(3,943)	(15,725)

Capital Share Transactions	(51,174)	(71,363)	124,063	36,967	(65,801)	(94,053)

Net Increase (Decrease) in Net Assets	(17,339)	(181,158)	137,329	37,899	13,003	(343,754)
Net Assets, Beginning of Period	378,285	559,443	334,139	296,240	402,127	745,881

Net Assets, End of Period	$360,946	$378,285	$471,468	$334,139	$415,130	$402,127

Undistributed net investment income	$6,902	$7,259	$16,139	$13,651	$3,844	$3,875

	Dividend Opportunities		Energy		Global Natural Resources

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,317	$1,148	$88	$(43)	$(717)	$(107)
Net realized gain (loss) on investments	(14,283)	(6,271)	(1,949)	(1,276)	247	(24,375)
Net change in unrealized appreciation (depreciation)	42,262	(51,212)	10,422	(16,275)	64,833	(80,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	30,296	(56,335)	8,561	(17,594)	64,363	(105,092)

Distributions to Shareholders From:
Net investment income	(1,506)	(134)	––	(29)	––	(1,938)
Net realized gains	––	(245)	––	(32)	––	(7,876)

Total Distributions to Shareholders	(1,506)	(379)	––	(61)	––	(9,814)

Capital Share Transactions	49,488	59,139	2,887	11,292	58,465	19,745

Net Increase (Decrease) in Net Assets	78,278	2,425	11,448	(6,363)	122,828	(95,161)
Net Assets, Beginning of Period	123,026	120,601	19,894	26,257	69,461	164,622

Net Assets, End of Period	$201,304	$123,026	$31,342	$19,894	$192,289	$69,461

Undistributed (distributions in excess of) net investment income	$2,041	$1,363	$85	$(2)	$(11)	$(29)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds VIP

	Growth		High Income		International Growth

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,277	$2,988	$17,063	$16,659	$2,564	$2,821
Net realized gain (loss) on investments	17,492	18,776	(8,543)	(12,373)	(693)	(24,202)
Net change in unrealized appreciation (depreciation)	169,568	(469,869)	61,228	(48,052)	46,236	(96,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	192,337	(448,105)	69,748	(43,766)	48,107	(117,467)

Distributions to Shareholders From:
Net investment income	(2,992)	––	(16,681)	(1,165)	(2,688)	(569)
Net realized gains	(22,110)	(10,490)	––	––	––	(4,744)

Total Distributions to Shareholders	(25,102)	(10,490)	(16,681)	(1,165)	(2,688)	(5,313)

Capital Share Transactions	(43,767)	(89,150)	14,111	(22,090)	56,312	(777)

Net Increase (Decrease) in Net Assets	123,468	(547,745)	67,178	(67,021)	101,731	(123,557)
Net Assets, Beginning of Period	757,045	1,304,790	146,733	213,754	159,498	283,055

Net Assets, End of Period	$880,513	$757,045	$213,911	$146,733	$261,229	$159,498

Undistributed net investment income	$5,169	$2,896	$16,996	$16,619	$2,575	$2,667

	International Value		Micro Cap Growth		Mid Cap Growth

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$6,758	$15,588	$(423)	$(532)	$21	$(32)
Net realized gain (loss) on investments	(72,918)	24,222	(4,233)	(627)	(932)	(1,367)
Net change in unrealized appreciation (depreciation)	206,411	(310,201)	15,676	(25,974)	27,645	(22,811)

Net Increase (Decrease) in Net Assets Resulting from Operations	140,251	(270,391)	11,020	(27,133)	26,734	(24,210)

Distributions to Shareholders From:
Net investment income	(15,263)	(2,657)	––	––	––	(21)
Net realized gains	(24,549)	(10,555)	––	––	––	(901)

Total Distributions to Shareholders	(39,812)	(13,212)	––	––	––	(922)

Capital Share Transactions	33,209	27,050	(1,118)	(4,134)	16,544	16,547

Net Increase (Decrease) in Net Assets	133,648	(256,553)	9,902	(31,267)	43,278	(8,585)
Net Assets, Beginning of Period	379,113	635,666	28,309	59,576	48,879	57,464

Net Assets, End of Period	$512,761	$379,113	$38,211	$28,309	$92,157	$48,879

Undistributed (distributions in excess of) net investment income	$6,980	$14,458	$(54)	$(2)	$20	$(1)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds VIP

	Money Market		Mortgage Securities		Real Estate Securities

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,872	$2,803	$931	$1,397	$680	$749
Net realized gain (loss) on investments	116	36	(1,277)	(436)	(4,660)	(5,660)
Net change in unrealized appreciation (depreciation)	––	––	2,764	(4,663)	10,351	(12,764)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,988	2,839	2,418	(3,702)	6,371	(17,675)

Distributions to Shareholders From:
Net investment income	(1,872)	(2,799)	(1,400)	(302)	(831)	(253)
Net realized gains	(118)	(26)	––	––	––	(730)

Total Distributions to Shareholders	(1,990)	(2,825)	(1,400)	(302)	(831)	(983)

Capital Share Transactions	(49,898)	111,528	8,609	(2,281)	(897)	(711)

Net Increase (Decrease) in Net Assets	(49,900)	111,542	9,627	(6,285)	4,643	(19,369)
Net Assets, Beginning of Period	200,763	89,221	27,282	33,567	28,934	48,303

Net Assets, End of Period	$150,863	$200,763	$36,909	$27,282	$33,577	$28,934

Undistributed net investment income	$––	$––	$1,110	$1,396	$726	$876

	Science and Technology

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$168	$(662)
Net realized gain on investments	11,428	14,966
Net change in unrealized appreciation (depreciation)	83,850	(138,855)

Net Increase (Decrease) in Net Assets Resulting from Operations	95,446	(124,551)

Distributions to Shareholders From:
Net investment income	––	––
Net realized gains	(16,547)	(8,411)

Total Distributions to Shareholders	(16,547)	(8,411)

Capital Share Transactions	11,200	(37,315)

Net Increase (Decrease) in Net Assets	90,099	(170,277)
Net Assets, Beginning of Period	226,153	396,430

Net Assets, End of Period	$316,252	$226,153

Distributions in excess of net investment income	$(28)	$(24)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds VIP

	Small Cap Growth		Small Cap Value		Value

(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(2,723)	$1,292	$86	$(250)	$3,483	$4,573
Net realized gain (loss) on investments	(4,855)	(28,562)	(4,492)	(29,934)	1,930	(34,841)
Net change in unrealized appreciation (depreciation)	101,109	(173,577)	48,625	(22,739)	53,957	(89,725)

Net Increase (Decrease) in Net Assets Resulting from Operations	93,531	(200,847)	44,219	(52,923)	59,370	(119,993)

Distributions to Shareholders From:
Net investment income	(1,298)	––	––	(364)	(4,928)	(747)
Net realized gains	––	(6,006)	––	(3,536)	––	(2,341)

Total Distributions to Shareholders	(1,298)	(6,006)	––	(3,900)	(4,928)	(3,088)

Capital Share Transactions	(26,712)	(47,122)	2,845	1,795	(9,026)	(9,474)

Net Increase (Decrease) in Net Assets	65,521	(253,975)	47,064	(55,028)	45,416	(132,555)
Net Assets, Beginning of Period	290,184	544,159	150,116	205,144	231,428	363,983

Net Assets, End of Period	$355,705	$290,184	$197,180	$150,116	$276,844	$231,428

Undistributed (distributions in excess of) net investment income	$(38)	$1,253	$141	$68	$3,007	$4,557

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Pathfinder Aggressive
Fiscal year ended 12-31-2009	$3.8093	$0.0524	$ 0.8251	$ 0.8775	$(0.0175)	$(0.0399)	$(0.0574)
Fiscal year ended 12-31-2008(2)	5.0000	0.0096	(1.2003)	(1.1907)	––	––	––
Pathfinder Conservative
Fiscal year ended 12-31-2009	4.4530	0.0553	0.5206	0.5759	(0.0033)	(0.0059)	(0.0092)
Fiscal year ended 12-31-2008(4)	5.0000	0.0058	(0.5528)	(0.5470)	––	––	––
Pathfinder Moderate
Fiscal year ended 12-31-2009	4.0630	0.0325	0.6933	0.7258	(0.0091)	(0.0168)	(0.0259)
Fiscal year ended 12-31-2008(2)	5.0000	0.0097	(0.9467)	(0.9370)	––	––	––
Pathfinder Moderately Aggressive
Fiscal year ended 12-31-2009	4.0140	0.0379	0.7876	0.8255	(0.0125)	(0.0224)	(0.0349)
Fiscal year ended 12-31-2008(2)	5.0000	0.0103	(0.9963)	(0.9860)	––	––	––
Pathfinder Moderately Conservative
Fiscal year ended 12-31-2009	4.3098	0.0494	0.6002	0.6496	(0.0058)	(0.0123)	(0.0181)
Fiscal year ended 12-31-2008(5)	5.0000	0.0080	(0.6982)	(0.6902)	––	––	––
Asset Strategy
Fiscal year ended 12-31-2009	8.2749	0.0814	1.8135	1.8949	(0.0337)	(0.9108)	(0.9445)
Fiscal year ended 12-31-2008	12.3237	0.1062	(3.2919)	(3.1857)	(0.0495)	(0.8136)	(0.8631)
Fiscal year ended 12-31-2007	9.0016	0.0932	3.8531	3.9463	(0.0709)	(0.5533)	(0.6242)
Fiscal year ended 12-31-2006	8.8625	0.0958	1.7042	1.8000	(0.0354)	(1.6255)	(1.6609)
Fiscal year ended 12-31-2005	7.6926	0.0836	1.7847	1.8683	(0.0762)	(0.6222)	(0.6984)
Balanced
Fiscal year ended 12-31-2009	7.6960	0.1729	0.8142	0.9871	(0.1591)	(0.0458)	(0.2049)
Fiscal year ended 12-31-2008	9.7624	0.1496	(2.1997)	(2.0501)	(0.0096)	(0.0067)	(0.0163)
Fiscal year ended 12-31-2007	8.7056	0.1388	1.0508	1.1896	(0.1326)	(0.0002)	(0.1328)
Fiscal year ended 12-31-2006	7.9631	0.1224	0.7704	0.8928	(0.1207)	(0.0296)	(0.1503)
Fiscal year ended 12-31-2005	7.6783	0.0999	0.2851	0.3850	(0.1002)	––	(0.1002)

(1)Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.
(2)For the period from March 4, 2008 (commencement of operations of the class) through December 31, 2008.
(3)Annualized.
(4)For the period from March 13, 2008 (commencement of operations of the class) through December 31, 2008
(5)For the period from March 12, 2008 (commencement of operations of the class) through December 31, 2008.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Pathfinder Aggressive
Fiscal year ended 12-31-2009	$ 4.6294	23.32%	$ 61	0.10%		1.40%		––%	––%	22%
Fiscal year ended 12-31-2008(2)	3.8093	-23.82	43	0.10	(3)	0.44	(3)	––	––	3
Pathfinder Conservative
Fiscal year ended 12-31-2009	5.0197	12.95	44	0.12		1.66		––	––	27
Fiscal year ended 12-31-2008(4)	4.4530	-10.94	12	0.39	(3)	0.45	(3)	––	––	2
Pathfinder Moderate
Fiscal year ended 12-31-2009	4.7629	17.95	270	0.06		1.35		––	––	18
Fiscal year ended 12-31-2008(2)	4.0630	-18.74	78	0.09	(3)	0.64	(3)	––	––	––
Pathfinder Moderately Aggressive
Fiscal year ended 12-31-2009	4.8046	20.70	302	0.06		1.35		––	––	19
Fiscal year ended 12-31-2008(2)	4.0140	-19.72	116	0.07	(3)	0.61	(3)	––	––	––
Pathfinder Moderately Conservative
Fiscal year ended 12-31-2009	4.9413	15.12	92	0.09		1.56		––	––	28
Fiscal year ended 12-31-2008(5)	4.3098	-13.80	32	0.18	(3)	0.63	(3)	––	––	––
Asset Strategy
Fiscal year ended 12-31-2009	9.2253	25.04	1,095	1.05		1.17		1.06	1.16	113
Fiscal year ended 12-31-2008	8.2749	-25.79	678	1.04		1.02		1.05	1.01	190
Fiscal year ended 12-31-2007	12.3237	44.11	913	1.03		0.96		1.04	0.95	98
Fiscal year ended 12-31-2006	9.0016	20.15	602	1.02		1.16		1.03	1.15	148
Fiscal year ended 12-31-2005	8.8625	24.27	416	1.03		1.10		––	––	79
Balanced
Fiscal year ended 12-31-2009	8.4782	13.23	361	1.03		1.95		––	––	46
Fiscal year ended 12-31-2008	7.6960	-21.00	378	1.01		1.53		––	––	19
Fiscal year ended 12-31-2007	9.7624	13.67	559	1.01		1.40		––	––	8
Fiscal year ended 12-31-2006	8.7056	11.21	565	1.01		1.37		––	––	28
Fiscal year ended 12-31-2005	7.9631	5.01	582	1.01		1.20		––	––	52

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Bond
Fiscal year ended 12-31-2009	$ 5.3372	$0.1550	$0.2178	$0.3728	$(0.2104)	$ ––	$(0.2104)
Fiscal year ended 12-31-2008	5.3255	0.2183	(0.2017)	0.0166	(0.0049)	––	(0.0049)
Fiscal year ended 12-31-2007	5.2752	0.2428	0.0489	0.2917	(0.2414)	––	(0.2414)
Fiscal year ended 12-31-2006	5.2928	0.2434	(0.0182)	0.2252	(0.2411)	(0.0017)	(0.2428)
Fiscal year ended 12-31-2005	5.4762	0.2356	(0.1464)	0.0892	(0.2464)	(0.0262)	(0.2726)
Core Equity
Fiscal year ended 12-31-2009	8.1109	0.0996	1.8272	1.9268	(0.0859)	––	(0.0859)
Fiscal year ended 12-31-2008	12.9583	0.0832	(4.6008)	(4.5176)	(0.0203)	(0.3095)	(0.3298)
Fiscal year ended 12-31-2007	12.5485	0.0977	1.6632	1.7609	(0.0862)	(1.2649)	(1.3511)
Fiscal year ended 12-31-2006	11.1221	0.0805	1.8084	1.8889	(0.1093)	(0.3532)	(0.4625)
Fiscal year ended 12-31-2005	10.2369	0.0358	0.8859	0.9217	(0.0365)	––	(0.0365)
Dividend Opportunities
Fiscal year ended 12-31-2009	5.1114	0.0599	0.8442	0.9041	(0.0521)	––	(0.0521)
Fiscal year ended 12-31-2008	8.0015	0.0391	(2.9133)	(2.8742)	(0.0056)	(0.0103)	(0.0159)
Fiscal year ended 12-31-2007	6.9651	0.0881	1.0765	1.1646	(0.0675)	(0.0607)	(0.1282)
Fiscal year ended 12-31-2006	6.1121	0.0857	0.8867	0.9724	(0.0849)	(0.0345)	(0.1194)
Fiscal year ended 12-31-2005	5.4645	0.0643	0.6476	0.7119	(0.0643)	––	(0.0643)
Energy
Fiscal year ended 12-31-2009	3.7434	0.0147	1.5007	1.5154	––	––	––
Fiscal year ended 12-31-2008	6.9732	(0.0103)	(3.2080)	(3.2183)	(0.0055)	(0.0060)	(0.0115)
Fiscal year ended 12-31-2007	4.6351	0.0280	2.3497	2.3777	(0.0209)	(0.0187)	(0.0396)
Fiscal year ended 12-31-2006(2)	5.0000	0.0248	(0.3654)	(0.3406)	(0.0243)	––	(0.0243)
Global Natural Resources
Fiscal year ended 12-31-2009	3.3102	(0.0209)	2.4586	2.4377	––	––	––
Fiscal year ended 12-31-2008	10.0838	0.0088	(6.2310)	(6.2222)	(0.1089)	(0.4425)	(0.5514)
Fiscal year ended 12-31-2007	7.5711	0.0148	3.2797	3.2945	(0.0022)	(0.7796)	(0.7818)
Fiscal year ended 12-31-2006	6.2719	0.0295	1.5690	1.5985	(0.0235)	(0.2758)	(0.2993)
Fiscal year ended 12-31-2005(4)	5.0000	(0.0112)	1.3132	1.3020	––	(0.0301)	(0.0301)
Growth
Fiscal year ended 12-31-2009	7.5529	0.0567	1.9286	1.9853	(0.0310)	(0.2291)	(0.2601)
Fiscal year ended 12-31-2008	12.0237	0.0297	(4.3944)	(4.3647)	––	(0.1061)	(0.1061)
Fiscal year ended 12-31-2007	9.7813	(0.0008)	2.5262	2.5254	(0.0001)	(0.2829)	(0.2830)
Fiscal year ended 12-31-2006	9.3125	(0.0001)	0.4689	0.4688	––	––	––
Fiscal year ended 12-31-2005	8.3728	(0.0029)	0.9429	0.9400	(0.0003)	––	(0.0003)

(1)Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.
(2)For the period from May 1, 2006 (commencement of operations of the class) through December 31, 2006.
(3)Annualized.
(4)For the period from April 28, 2005 (commencement of operations of the class) through December 31, 2005.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Bond
Fiscal year ended 12-31-2009	$ 5.4996	7.16%	$ 471	0.80%		3.56%		––%		––%		30%
Fiscal year ended 12-31-2008	5.3372	0.31	334	0.79		4.38		––		––		29
Fiscal year ended 12-31-2007	5.3255	5.67	296	0.82		4.57		0.85		4.54		42
Fiscal year ended 12-31-2006	5.2752	4.24	213	0.84		4.49		0.85		4.48		54
Fiscal year ended 12-31-2005	5.2928	1.61	212	0.86		4.17		––		––		43
Core Equity
Fiscal year ended 12-31-2009	9.9518	24.02	415	0.98		1.01		1.03		0.96		101
Fiscal year ended 12-31-2008	8.1109	-34.77	402	0.96		0.68		1.01		0.63		105
Fiscal year ended 12-31-2007	12.9583	14.03	746	0.96		0.68		1.01		0.63		83
Fiscal year ended 12-31-2006	12.5485	16.99	762	0.99		0.62		1.00		0.61		103
Fiscal year ended 12-31-2005	11.1221	9.01	723	1.01		0.32		––		––		62
Dividend Opportunities
Fiscal year ended 12-31-2009	5.9634	17.88	201	1.05		1.48		––		––		31
Fiscal year ended 12-31-2008	5.1114	-35.91	123	1.07		0.92		––		––		35
Fiscal year ended 12-31-2007	8.0015	16.72	121	1.04		1.29		––		––		17
Fiscal year ended 12-31-2006	6.9651	15.91	81	1.07		1.63		––		––		17
Fiscal year ended 12-31-2005	6.1121	13.03	43	0.93		1.53		1.12		1.34		22
Energy
Fiscal year ended 12-31-2009	5.2588	40.48	31	1.01		0.35		1.33		0.03		15
Fiscal year ended 12-31-2008	3.7434	-46.15	20	1.14		-0.15		1.31		-0.32		10
Fiscal year ended 12-31-2007	6.9732	51.30	26	0.52		0.78		1.32		-0.02		13
Fiscal year ended 12-31-2006(2)	4.6351	-6.81	7	0.64	(3)	1.05	(3)	1.49	(3)	0.20	(3)	12
Global Natural Resources
Fiscal year ended 12-31-2009	5.7479	73.64	192	1.45		-0.56		––		––		101
Fiscal year ended 12-31-2008	3.3102	-61.46	69	1.43		-0.08		––		––		206
Fiscal year ended 12-31-2007	10.0838	43.50	165	1.38		0.20		––		––		122
Fiscal year ended 12-31-2006	7.5711	25.49	90	1.51		0.53		––		––		111
Fiscal year ended 12-31-2005(4)	6.2719	26.04	32	2.17	(3)	-0.60	(3)	––		––		66
Growth
Fiscal year ended 12-31-2009	9.2781	27.07	881	0.99		0.67		1.02		0.64		59
Fiscal year ended 12-31-2008	7.5529	-36.27	757	0.97		0.29		1.00		0.26		53
Fiscal year ended 12-31-2007	12.0237	25.81	1,305	0.97		-0.01		0.99		-0.03		42
Fiscal year ended 12-31-2006	9.7813	5.04	1,177	0.99		0.00		1.00		-0.01		67
Fiscal year ended 12-31-2005	9.3125	11.23	1,252	1.00		-0.03		––		––		59

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

High Income
Fiscal year ended 12-31-2009	$ 2.4841	$0.2537	$ 0.8347	$ 1.0884	$(0.2728)	$ ––	$(0.2728)
Fiscal year ended 12-31-2008	3.2031	0.2834	(0.9826)	(0.6992)	(0.0198)	––	(0.0198)
Fiscal year ended 12-31-2007	3.3398	0.2717	(0.1440)	0.1277	(0.2644)	––	(0.2644)
Fiscal year ended 12-31-2006	3.2521	0.2518	0.0827	0.3345	(0.2468)	––	(0.2468)
Fiscal year ended 12-31-2005	3.4276	0.2626	(0.1749)	0.0877	(0.2632)	––	(0.2632)
International Growth
Fiscal year ended 12-31-2009	6.0050	0.0741	1.5140	1.5881	(0.1016)	––	(0.1016)
Fiscal year ended 12-31-2008	10.7486	0.1075	(4.6438)	(4.5363)	(0.0222)	(0.1851)	(0.2073)
Fiscal year ended 12-31-2007	9.1353	0.0630	1.8829	1.9459	(0.0587)	(0.2739)	(0.3326)
Fiscal year ended 12-31-2006	7.5943	0.0672	1.5263	1.5935	(0.0525)	––	(0.0525)
Fiscal year ended 12-31-2005	6.6534	0.0493	1.0465	1.0958	(0.1549)	––	(0.1549)
International Value
Fiscal year ended 12-31-2009	12.4613	0.1992	4.0136	4.2128	(0.4959)	(0.7976)	(1.2935)
Fiscal year ended 12-31-2008	22.3935	0.5116	(9.9918)	(9.4802)	(0.0909)	(0.3611)	(0.4520)
Fiscal year ended 12-31-2007	22.7794	0.4391	1.8126	2.2517	(0.3937)	(2.2439)	(2.6376)
Fiscal year ended 12-31-2006	19.1711	0.4593	5.2176	5.6769	(0.4097)	(1.6589)	(2.0686)
Fiscal year ended 12-31-2005	19.1681	0.3199	1.8192	2.1391	(0.4226)	(1.7135)	(2.1361)
Micro Cap Growth
Fiscal year ended 12-31-2009	11.1122	(0.1739)	4.7619	4.5880	––	––	––
Fiscal year ended 12-31-2008	21.3838	(0.2089)	(10.0627)	(10.2716)	––	––	––
Fiscal year ended 12-31-2007	20.0796	(0.2565)	1.5607	1.3042	––	––	––
Fiscal year ended 12-31-2006	17.8866	(0.2064)	2.3994	2.1930	––	––	––
Fiscal year ended 12-31-2005	14.7992	(0.1737)	3.2611	3.0874	––	––	––
Mid Cap Growth
Fiscal year ended 12-31-2009	4.5056	0.0015	2.1009	2.1024	––	––	––
Fiscal year ended 12-31-2008	7.2091	(0.0036)	(2.6128)	(2.6164)	(0.0020)	(0.0851)	(0.0871)
Fiscal year ended 12-31-2007	6.5601	0.0034	0.8245	0.8279	(0.0013)	(0.1776)	(0.1789)
Fiscal year ended 12-31-2006	6.0653	0.0164	0.5025	0.5189	(0.0223)	(0.0018)	(0.0241)
Fiscal year ended 12-31-2005(2)	5.0000	0.0064	1.0589	1.0653	––	––	––
Money Market
Fiscal year ended 12-31-2009	1.0000	0.0095	0.0006	0.0101	(0.0095)	(0.0006)	(0.0101)
Fiscal year ended 12-31-2008	1.0000	0.0215	0.0001	0.0216	(0.0215)	(0.0001)	(0.0216)
Fiscal year ended 12-31-2007	1.0000	0.0451	0.0000	0.0451	(0.0451)	––	(0.0451)
Fiscal year ended 12-31-2006	1.0000	0.0424	0.0000	0.0424	(0.0424)	––	(0.0424)
Fiscal year ended 12-31-2005	1.0000	0.0247	0.0000	0.0247	(0.0247)	––	(0.0247)

(1)Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.
(2)For the period from April 28, 2005 (commencement of operations of the class) through December 31, 2005.
(3)Annualized.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

High Income
Fiscal year ended 12-31-2009	$ 3.2997	46.42%	$214	0.93%		9.15%		0.98%		9.10%		74%
Fiscal year ended 12-31-2008	2.4841	-21.82	147	0.91		8.72		0.96		8.67		37
Fiscal year ended 12-31-2007	3.2031	3.86	214	0.90		7.90		0.95		7.85		74
Fiscal year ended 12-31-2006	3.3398	10.27	204	0.94		7.48		0.95		7.47		71
Fiscal year ended 12-31-2005	3.2521	2.55	186	0.95		7.35		––		––		54
International Growth
Fiscal year ended 12-31-2009	7.4915	26.89	261	1.19		1.34		1.22		1.31		80
Fiscal year ended 12-31-2008	6.0050	-42.15	159	1.18		1.27		1.21		1.24		96
Fiscal year ended 12-31-2007	10.7486	21.29	283	1.17		0.63		1.20		0.60		95
Fiscal year ended 12-31-2006	9.1353	20.99	245	1.20		0.81		1.21		0.80		96
Fiscal year ended 12-31-2005	7.5943	16.47	206	1.21		0.67		––		––		86
International Value
Fiscal year ended 12-31-2009	15.3806	36.96	513	1.22		1.58		––		––		142
Fiscal year ended 12-31-2008	12.4613	-42.26	379	1.18		3.07		––		––		20
Fiscal year ended 12-31-2007	22.3935	9.88	636	1.18		1.81		––		––		23
Fiscal year ended 12-31-2006	22.7794	29.61	589	1.18		2.13		––		––		29
Fiscal year ended 12-31-2005	19.1711	11.16	463	1.19		1.63		––		––		23
Micro Cap Growth
Fiscal year ended 12-31-2009	15.7002	41.29	38	1.42		-1.34		––		––		70
Fiscal year ended 12-31-2008	11.1122	-48.04	28	1.36		-1.23		––		––		60
Fiscal year ended 12-31-2007	21.3838	6.49	60	1.32		-1.18		––		––		57
Fiscal year ended 12-31-2006	20.0796	12.26	60	1.32		-1.06		––		––		60
Fiscal year ended 12-31-2005	17.8866	20.87	53	1.35		-1.15		––		––		54
Mid Cap Growth
Fiscal year ended 12-31-2009	6.6080	46.66	92	1.21		0.03		1.23		0.01		33
Fiscal year ended 12-31-2008	4.5056	-36.23	49	1.23		-0.06		1.24		-0.07		46
Fiscal year ended 12-31-2007	7.2091	12.62	57	1.21		0.06		1.24		0.03		31
Fiscal year ended 12-31-2006	6.5601	8.56	37	0.97		0.45		1.31		0.11		23
Fiscal year ended 12-31-2005(2)	6.0653	21.31	13	0.69	(3)	0.33	(3)	1.54	(3)	-0.51	(3)	11
Money Market
Fiscal year ended 12-31-2009	1.0000	1.02	151	0.51		0.99		––		––		––
Fiscal year ended 12-31-2008	1.0000	2.18	201	0.75		2.01		––		––		––
Fiscal year ended 12-31-2007	1.0000	4.60	89	0.76		4.51		––		––		––
Fiscal year ended 12-31-2006	1.0000	4.32	70	0.77		4.29		––		––		––
Fiscal year ended 12-31-2005	1.0000	2.50	52	0.79		2.46		––		––		––

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Mortgage Securities
Fiscal year ended 12-31-2009	$4.3871	$ 0.1340	$ 0.2186	$ 0.3526	$(0.2456)	$ ––	$(0.2456)
Fiscal year ended 12-31-2008	4.9813	0.2287	(0.7740)	(0.5453)	(0.0489)	––	(0.0489)
Fiscal year ended 12-31-2007	4.9818	0.2127	(0.0444)	0.1683	(0.1688)	––	(0.1688)
Fiscal year ended 12-31-2006	4.9801	0.2373	0.0010	0.2383	(0.2366)	––	(0.2366)
Fiscal year ended 12-31-2005	5.0791	0.2010	(0.0990)	0.1020	(0.2010)	––	(0.2010)
Real Estate Securities
Fiscal year ended 12-31-2009	4.3040	0.1069	0.8531	0.9600	(0.1261)	––	(0.1261)
Fiscal year ended 12-31-2008	6.9867	0.1143	(2.6453)	(2.5310)	(0.0390)	(0.1127)	(0.1517)
Fiscal year ended 12-31-2007	8.7770	0.0938	(1.5033)	(1.4095)	(0.0473)	(0.3335)	(0.3808)
Fiscal year ended 12-31-2006	6.9610	0.0367	2.0572	2.0939	(0.0607)	(0.2172)	(0.2779)
Fiscal year ended 12-31-2005	6.5176	0.0779	0.6278	0.7057	(0.0954)	(0.1669)	(0.2623)
Science and Technology
Fiscal year ended 12-31-2009	11.4251	0.0082	4.7292	4.7374	––	(0.8661)	(0.8661)
Fiscal year ended 12-31-2008	17.9777	(0.0336)	(6.0778)	(6.1114)	––	(0.4412)	(0.4412)
Fiscal year ended 12-31-2007	17.7170	(0.0712)	4.3892	4.3180	––	(4.0573)	(4.0573)
Fiscal year ended 12-31-2006	16.8844	(0.1178)	1.4468	1.3290	––	(0.4964)	(0.4964)
Fiscal year ended 12-31-2005	14.4014	(0.1145)	2.5975	2.4830	––	––	––
Small Cap Growth
Fiscal year ended 12-31-2009	6.0933	(0.0613)	2.1692	2.1079	(0.0286)	––	(0.0286)
Fiscal year ended 12-31-2008	10.2422	0.0270	(4.0469)	(4.0199)	––	(0.1290)	(0.1290)
Fiscal year ended 12-31-2007	9.9749	(0.0641)	1.4127	1.3486	––	(1.0813)	(1.0813)
Fiscal year ended 12-31-2006	10.4866	(0.0584)	0.5883	0.5299	––	(1.0416)	(1.0416)
Fiscal year ended 12-31-2005	9.6810	(0.0647)	1.3116	1.2469	––	(0.4413)	(0.4413)
Small Cap Value
Fiscal year ended 12-31-2009	10.2867	0.0057	2.9926	2.9983	––	––	––
Fiscal year ended 12-31-2008	14.3219	(0.0168)	(3.7428)	(3.7596)	(0.0257)	(0.2499)	(0.2756)
Fiscal year ended 12-31-2007	15.6884	0.0251	(0.6721)	(0.6470)	(0.0008)	(0.7187)	(0.7195)
Fiscal year ended 12-31-2006	14.5826	0.0226	2.4333	2.4559	(0.0232)	(1.3269)	(1.3501)
Fiscal year ended 12-31-2005	16.6329	0.0012	0.6886	0.6898	––	(2.7401)	(2.7401)
Value
Fiscal year ended 12-31-2009	4.1537	0.0657	1.0149	1.0806	(0.0897)	––	(0.0897)
Fiscal year ended 12-31-2008	6.3640	0.0826	(2.2367)	(2.1541)	(0.0136)	(0.0426)	(0.0562)
Fiscal year ended 12-31-2007	6.7426	0.0802	0.0480	0.1282	(0.0680)	(0.4388)	(0.5068)
Fiscal year ended 12-31-2006	6.0701	0.0747	0.9499	1.0246	(0.0740)	(0.2781)	(0.3521)
Fiscal year ended 12-31-2005	6.2226	0.0918	0.1831	0.2749	(0.0916)	(0.3358)	(0.4274)

(1)Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Mortgage Securities
Fiscal year ended 12-31-2009	$ 4.4941	8.37%	$ 37	1.09%	3.13%	––%	––%	342%
Fiscal year ended 12-31-2008	4.3871	-10.95	27	0.99	4.21	––	––	288
Fiscal year ended 12-31-2007	4.9813	3.40	34	0.96	4.73	––	––	138
Fiscal year ended 12-31-2006	4.9818	4.77	30	0.97	4.76	––	––	158
Fiscal year ended 12-31-2005	4.9801	2.00	28	1.00	4.21	––	––	202
Real Estate Securities
Fiscal year ended 12-31-2009	5.1379	23.62	34	1.43	2.54	––	––	62
Fiscal year ended 12-31-2008	4.3040	-36.04	29	1.31	1.73	––	––	45
Fiscal year ended 12-31-2007	6.9867	-16.07	48	1.30	1.08	––	––	50
Fiscal year ended 12-31-2006	8.7770	30.08	60	1.31	1.03	––	––	32
Fiscal year ended 12-31-2005	6.9610	10.83	33	1.38	1.26	––	––	48
Science and Technology
Fiscal year ended 12-31-2009	15.2964	43.84	316	1.19	0.06	1.21	0.04	65
Fiscal year ended 12-31-2008	11.4251	-33.89	226	1.16	-0.21	1.18	-0.23	62
Fiscal year ended 12-31-2007	17.9777	24.37	396	1.15	-0.42	1.17	-0.44	73
Fiscal year ended 12-31-2006	17.7170	7.87	352	1.17	-0.65	1.18	-0.66	71
Fiscal year ended 12-31-2005	16.8844	17.25	361	1.17	-0.74	––	––	104
Small Cap Growth
Fiscal year ended 12-31-2009	8.1726	34.72	356	1.17	-0.88	1.19	-0.90	44
Fiscal year ended 12-31-2008	6.0933	-39.18	290	1.14	0.32	1.16	0.30	82
Fiscal year ended 12-31-2007	10.2422	13.52	544	1.14	-0.61	1.16	-0.63	101
Fiscal year ended 12-31-2006	9.9749	5.05	555	1.15	-0.55	1.16	-0.56	94
Fiscal year ended 12-31-2005	10.4866	12.88	606	1.16	-0.63	––	––	71
Small Cap Value
Fiscal year ended 12-31-2009	13.2850	29.15	197	1.21	0.05	––	––	100
Fiscal year ended 12-31-2008	10.2867	-26.13	150	1.18	-0.14	––	––	110
Fiscal year ended 12-31-2007	14.3219	-4.13	205	1.18	0.17	––	––	122
Fiscal year ended 12-31-2006	15.6884	16.84	199	1.18	0.15	––	––	131
Fiscal year ended 12-31-2005	14.5826	4.15	160	1.20	0.01	––	––	166
Value
Fiscal year ended 12-31-2009	5.1446	26.64	277	1.04	1.45	1.05	1.44	73
Fiscal year ended 12-31-2008	4.1537	-33.81	231	1.01	1.52	1.02	1.51	48
Fiscal year ended 12-31-2007	6.3640	1.90	364	1.01	1.12	1.02	1.11	51
Fiscal year ended 12-31-2006	6.7426	16.88	374	1.01	1.12	1.02	1.11	73
Fiscal year ended 12-31-2005	6.0701	4.42	353	1.02	1.42	––	––	40

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Ivy Funds VIP (amounts in thousands)

DECEMBER 31, 2009
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ivy Funds Variable Insurance Portfolios, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust is divided into twenty-five series (each a Portfolio). The assets belonging to each Portfolio, except the Pathfinder Portfolios, are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the prospectus and Statement of Additional Information. The Trust's investment adviser is Waddell & Reed Investment Management Company (WRIMCO).

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Securities Valuation. Each Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees.

To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the independent pricing service are valued using valuations obtained from dealers that make markets in the securities.

Gold bullion is valued at the last traded spot price reported by a pricing service prior to the close of the NYSE.

Options and swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at either the mean between the last bid and asked price or using a valuation obtained from a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, are typically valued at the net asset value reported at the close of each business day.

Forward foreign currency contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service.

Senior loans are valued using a composite price from more than one broker or dealer as obtained from an independent pricing service.

All securities held by Money Market and short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Trustees, evaluate the impact of these events each day and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of December 31, 2009, the following had aggregate investments valued at fair value (unrealized appreciation (depreciation) for futures contracts) as shown:

Portfolio Name	Total Amount of Fair Valued Securities		Percent of Net Assets

Asset Strategy	$525,301		47.98%
Balanced	––	*	0.00%
Global Natural Resources	33,892		17.63%
International Growth	217,783		83.37%
International Value	475,278		92.69%
Science and Technology	25,444		8.05%
*Not shown due to rounding.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Upon notification from issuers, some of the distributions received from a real estate investment trust or publically traded partnership may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis prior to settlement of the original purchase.

Mortgage Dollar Roll Transactions. Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" their purchase commitments. These fees, if any, are recognized over the roll period and are included in Interest and amortization in the Statement of Operations.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Certain Portfolios may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2009, High Income held defaulted securities with an aggregate market value of $2,091, representing 0.98% of the Portfolio's net assets.

Foreign Currency Translation. Each Portfolio's accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading, primarily using an independent pricing service authorized by the Board of Trustees.

Repurchase Agreements. Each Portfolio may purchase securities subject to repurchase agreements, which are instruments under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Portfolio will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the fiscal year ended December 31, 2009, management believes that under this standard no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2005.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. "Custodian fees" in the Statement of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio, at a rate equal to the custodian's prime rate less 150 basis points. The "Earnings credit" line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees' Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of each Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations.

Indemnifications. The Trust's organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Treasury's Temporary Guarantee Program. On October 3, 2008, the Board of Trustees of the Trust approved the participation by Money Market in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the Program). Participation in the Program required a payment to the Treasury Department of 0.01% based on the net asset value of Money Market as of September 19, 2008. On November 24, 2008, the Treasury Department announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009; on March 31, 2009, the Program was further extended to September 18, 2009 (the Extended Program). The Board of Trustees of the Trust unanimously approved the continued participation of Money Market in the Extended Program. Participation in the Extended Program required a payment at each extension to the Treasury Department of 0.015% of the net asset value of Money Market as of September 19, 2008. The above expenses of $45 have been borne by Money Market and are reflected as other expenses in the Statement of Operations for the fiscal year ended December 31, 2009 without regard to any contractual or voluntary expense limitation currently in effect for the Portfolio. At September 18, 2009, the Treasury Department allowed the Program to expire.

Concentration of Risk. Certain Portfolios may have a concentration of risk which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through February 15, 2010, the date this report was issued.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Trust's investment adviser. WRIMCO provides advice and supervises investments, for which services it is paid a fee. Until September 30, 2006, the fee was payable by each Portfolio, except for Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the Pathfinder Portfolios) at the following annual rates and is accrued and paid daily:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Opportunities	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Energy	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Global Natural Resources	Up to $500 Million	1.000%
	Over $500 Million up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Growth	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International Value	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Micro Cap Growth	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Mid Cap Growth	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Money Market	All Net Assets	0.400%

Mortgage Securities	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Real Estate Securities	Up to $1 Billion	0.900%
	Over $1 Billion up to $2 Billion	0.870%
	Over $2 Billion up to $3 Billion	0.840%
	Over $3 Billion	0.800%

Science and Technology	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 14), the fee is payable by each Portfolio, except the Pathfinder Portfolios, at the following annual rates for those Portfolios included in the settlement agreement:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond	Up to $500 Million	0.485%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Growth	Up to $1 Billion	0.670%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income	Up to $500 Million	0.575%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth	Up to $1 Billion	0.820%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Mid Cap Growth	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Science and Technology	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective August 6, 2007, the fee is contractually payable by Bond as follows:

Bond	Up to $1 Billion	0.475%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

The Pathfinder Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying funds.

WRIMCO has agreed to waive a Portfolio's investment management fee on any Portfolio, except the Pathfinder Portfolios, that is not subadvised on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver.

WRIMCO has entered into Subadvisory Agreements with the following entities on behalf of certain Portfolios.

Under agreements between WRIMCO and the named entities, the following serve as subadvisors to certain Portfolios: Mackenzie Financial Corporation serves as subadvisor to Global Natural Resources. Wall Street Associates serves as subadvisor to Micro Cap Growth. Advantus Capital Management, Inc. serves as subadvisor to Mortgage Securities and Real Estate Securities. Each subadvisor makes investment decisions in accordance with the Portfolio's investment objectives, policies and restrictions under the supervision of WRIMCO and the Board of Trustees. WRIMCO pays all costs associated with retaining the subadvisors. From August 20, 2003 to May 27, 2009, Templeton Investment Counsel, LLC served as subadvisor to International Value. Effective May 27, 2009, WRIMCO serves as investment advisor to International Value.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio (excluding Pathfinder Portfolios) pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
From	$1,000 and Over			$148.5

Under the Accounting Services Agreement, each Pathfinder Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$5.75
From	$25	to	$50	$11.55
From	$50	to	$100	$17.75
From	$100	to	$200	$24.20
From	$200	to	$350	$31.60
From	$350	to	$550	$41.25
From	$550	to	$750	$48.15
From	$750	to	$1,000	$60.80
From	$1,000 and Over			$74.25

Administrative Fee. Each Portfolio also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio's net assets are at least $10 million.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Under a Service Plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio, except Money Market, may pay a service fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. During the fiscal year ended December 31, 2009, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Asset Strategy	$83
Core Equity	193
Growth	246
High Income	93
International Growth	57
Mid Cap Growth	13
Science and Technology	52
Small Cap Growth	62
Value	24

During the fiscal year ended December 31, 2009, the following amounts were waived as a result of the reduced management fees related to the voluntary waiver of management fee to any Portfolio, excluding Pathfinder Portfolios, having less than $25 million in net assets:

Energy	$79

3. INVESTMENT VALUATIONS

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Portfolio's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Portfolio's investments by the above fair value hierarchy levels as of December 31, 2009:

Portfolio	Level 1	Level 2	Level 3

Pathfinder Aggressive
Assets
Investments in Securities
Affiliated Mutual Funds	$60,489	$––	$––
Short-Term Securities	––	114	––

Total Investments in Securities	$60,489	$114	$––

Pathfinder Conservative
Assets
Investments in Securities
Affiliated Mutual Funds	$43,786	$––	$––
Short-Term Securities	––	98	––

Total Investments in Securities	$43,786	$98	$––

Pathfinder Moderate
Assets
Investments in Securities
Affiliated Mutual Funds	$268,835	$––	$––
Short-Term Securities	––	1,904	––

Total Investments in Securities	$268,835	$1,904	$––

Pathfinder Moderately Aggressive
Assets
Investments in Securities
Affiliated Mutual Funds	$301,277	$––	$––
Short-Term Securities	––	169	––

Total Investments in Securities	$301,277	$169	$––

Pathfinder Moderately Conservative
Assets
Investments in Securities
Affiliated Mutual Funds	$91,802	$––	$––
Short-Term Securities	––	189	––

Total Investments in Securities	$91,802	$189	$––

Asset Strategy
Assets
Investments in Securities
Common Stocks	$329,718	$525,301	$––
Investment Funds	––	––	1,392
Corporate Debt Securities	––	7,564	––
United States Government Agency Obligations	––	2,862	––
Bullion	167,853	––	––
Short-Term Securities	––	72,026	––

Total Investments in Securities	$497,571	$607,753	$1,392

Forward Foreign Currency Contracts	$––	$5,218	$––
Liabilities
Forward Foreign Currency Contracts	$––	$1,518	$––

Balanced
Assets
Investments in Securities
Common Stocks	$260,238	$––	$––
Corporate Debt Securities	––	46,456	––	*
Other Government Securities	––	752	––
United States Government Agency Obligations	––	11,606	––
United States Government Obligations	––	34,068	––
Short-Term Securities	––	6,497	––

Total Investments in Securities	$260,238	$99,379	$––	*

Bond
Assets
Investments in Securities
Corporate Debt Securities	$––	$214,325	$1
Municipal Bonds	––	14,942	––
Other Government Securities	––	2,204	––
United States Government Agency Obligations	––	155,651	––
United States Government Obligations	––	57,191	––
Short-Term Securities	––	21,917	––

Total Investments in Securities	$––	$466,230	$1

Core Equity
Assets
Investments in Securities
Common Stocks	$400,268	$––	$––
Short-Term Securities	––	14,702	––

Total Investments in Securities	$400,268	$14,702	$––

Dividend Opportunities
Assets
Investments in Securities
Common Stocks	$195,794	$––	$––
Short-Term Securities	––	4,894	––

Total Investments in Securities	$195,794	$4,894	$––

Energy
Assets
Investments in Securities
Common Stocks	$29,217	$––	$––
Short-Term Securities	––	2,132	––

Total Investments in Securities	$29,217	$2,132	$––

Global Natural Resources
Assets
Investments in Securities
Common Stocks	$144,378	$22,987	$126
Preferred Stocks	6,607	––	308
Call Options	10,955	––	––
Corporate Debt Securities	––	––	123
Short-Term Securities	––	7,322	––

Total Investments in Securities	$161,940	$30,309	$557

Forward Foreign Currency Contracts	$––	$25	$––
Liabilities
Forward Foreign Currency Contracts	$––	$96	$––

Growth
Assets
Investments in Securities
Common Stocks	$870,089	$––	$––
Short-Term Securities	––	7,844	––

Total Investments in Securities	$870,089	$7,844	$––

High Income
Assets
Investments in Securities
Common Stocks	$1,083	$––	$––
Corporate Debt Securities	––	196,441	599
Senior Loans	––	8,743	––
Short-Term Securities	––	2,815	––

Total Investments in Securities	$1,083	$207,999	$599

Forward Foreign Currency Contracts	$––	$38	$––

International Growth
Assets
Investments in Securities
Common Stocks	$26,121	$210,510	$––
Preferred Stocks	––	7,272	––
Short-Term Securities	––	15,805	––

Total Investments in Securities	$26,121	$233,587	$––

Forward Foreign Currency Contracts	$––	$928	$––

International Value
Assets
Investments in Securities
Common Stocks	$31,089	$475,278	$––
Short-Term Securities	––	5,740	––

Total Investments in Securities	$31,089	$481,018	$––

Micro Cap Growth
Assets
Investments in Securities
Common Stocks	$37,688	$––	$––
Short-Term Securities	––	555	––

Total Investments in Securities	$37,688	$555	$––

Mid Cap Growth
Assets
Investments in Securities
Common Stocks	$89,153	$––	$––
Corporate Debt Securities	––	123	––
Short-Term Securities	––	2,777	––

Total Investments in Securities	$89,153	$2,900	$––

Money Market
Assets
Investments in Securities
Corporate Obligations	$––	$103,243	$––
Municipal Obligations	––	41,553	––
United States Government Agency Obligations	––	4,259	––

Total Investments in Securities	$––	$149,055	$––

Mortgage Securities
Assets
Investments in Securities
Corporate Debt Securities	$––	$3,781	$245
United States Government Agency Obligations	––	30,398	––
Short-Term Securities	––	10,821	––

Total Investments in Securities	$––	$45,000	$245

Real Estate Securities
Assets
Investments in Securities
Common Stocks	$31,632	$––	$––
Short-Term Securities	––	1,296	––

Total Investments in Securities	$31,632	$1,296	$––

Science and Technology
Assets
Investments in Securities
Common Stocks	$284,258	$25,444	$––
Short-Term Securities	––	10,310	––

Total Investments in Securities	$284,258	$35,754	$––

Small Cap Growth
Assets
Investments in Securities
Common Stocks	$327,902	$––	$––
Short-Term Securities	––	27,927	––

Total Investments in Securities	$327,902	$27,927	$––

Small Cap Value
Assets
Investments in Securities
Common Stocks	$182,831	$––	$––
Short-Term Securities	––	14,473	––

Total Investments in Securities	$182,831	$14,473	$––

Value
Assets
Investments in Securities
Common Stocks	$273,043	$––	$––
Short-Term Securities	––	3,662	––

Total Investments in Securities	$273,043	$3,662	$––

Liabilities
Written Options	$286	$––	$––

*Not shown due to rounding.
The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Portfolio	Common Stocks	Preferred Stocks	Investment Funds	Corporate Debt Securities	Put Options	Written Options

Asset Strategy
Beginning Balance 1-1-09	$––	$––	$969	$––	$––	$––
Net realized gain (loss)	––	––	––	––	(1,396)	––
Net unrealized appreciation (depreciation)	––	––	181	––	––	––
Net purchases (sales)	––	––	242	––	1,396	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––	––

Ending Balance 12-31-09	$––	$––	$1,392	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$181	$––	$––	$––

Balanced
Beginning Balance 1-1-09	$––	$––	$––	$2	$––	$––
Net realized gain (loss)	––	––	––	(118)	––	––
Net unrealized appreciation (depreciation)	––	––	––	173	––	––
Net purchases (sales)	––	––	––	(57)	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––	––

Ending Balance 12-31-09	$––	$––	$––	$- *	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$(2)	$––	$––

Bond
Beginning Balance 1-1-09	$––	$––	$––	$522	$––	$––
Net realized gain (loss)	––	––	––	(1,246)	––	––
Net unrealized appreciation (depreciation)	––	––	––	1,224	––	––
Net purchases (sales)	––	––	––	1	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	(500)	––	––

Ending Balance 12-31-09	$––	$––	$––	$1	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$(13)	$––	$––

Global Natural Resources
Beginning Balance 1-1-09	$280	$410	$––	$77	$––	$––
Net realized gain (loss)	––	––	––	––	––	––
Net unrealized appreciation (depreciation)	(154)	(102)	––	46	––	––
Net purchases (sales)	––	––	––	––	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––	––

Ending Balance 12-31-09	$126	$308	$––	$123	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$(154)	$(101)	$––	$46	$––	$––

High Income
Beginning Balance 1-1-09	$––	$––	$––	$1,935	$––	$––
Net realized gain (loss)	––	––	––	(463)	––	––
Net unrealized appreciation (depreciation)	––	––	––	676	––	––
Net purchases (sales)	––	––	––	(675)	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	(874)	––	––

Ending Balance 12-31-09	$––	$––	$––	$599	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$224	$––	$––

International Growth
Beginning Balance 1-1-09	$2,508	$––	$––	$––	$––	$––
Net realized gain (loss)	––	––	––	––	––	––
Net unrealized appreciation (depreciation)	––	––	––	––	––	––
Net purchases (sales)	––	––	––	––	––	––
Transfers in and/or (out) of Level 3 during the period	(2,508)	––	––	––	––	––

Ending Balance 12-31-09	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$––	$––	$––

Mortgage Securities
Beginning Balance 1-1-09	$––	$––	$––	$217	$––	$––
Net realized gain (loss)	––	––	––	–– *	––	––
Net unrealized appreciation (depreciation)	––	––	––	49	––	––
Net purchases (sales)	––	––	––	(21)	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––	––

Ending Balance 12-31-09	$––	$––	$––	$245	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$72	$––	$––

Science and Technology
Beginning Balance 1-1-09	$––	$––	$––	$––	$981	$(1,458)
Net realized gain (loss)	––	––	––	––	(999)	1,041
Net unrealized appreciation (depreciation)	––	––	––	––	187	(916)
Net purchases (sales)	––	––	––	––	(169)	1,333
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––	––

Ending Balance 12-31-09	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$––	$––	$––

Value
Beginning Balance 1-1-09	$––	$––	$––	$––	$––	$(221)
Net realized gain (loss)	––	––	––	––	––	168
Net unrealized appreciation (depreciation)	––	––	––	––	––	53
Net purchases (sales)	––	––	––	––	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––	––

Ending Balance 12-31-09	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-09	$––	$––	$––	$––	$––	$––

*Not shown due to rounding.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of December 31, 2009, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

Securities' values included in the reconciliations above have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2009, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

Portfolio	Purchases	Sales

Pathfinder Aggressive	$18,716	$10,845
Pathfinder Conservative	36,303	8,325
Pathfinder Moderate	192,233	29,362
Pathfinder Moderately Aggressive	184,546	38,153
Pathfinder Moderately Conservative	68,555	18,133
Asset Strategy	1,019,717	634,833
Balanced	158,516	159,579
Bond	164,264	43,814
Core Equity	377,768	442,327
Dividend Opportunities	101,566	43,134
Energy	4,963	3,348
Global Natural Resources	159,387	116,131
Growth	449,116	482,755
High Income	152,969	128,589
International Growth	203,534	140,467
International Value	603,881	583,250
Micro Cap Growth	21,279	22,228
Mid Cap Growth	39,603	20,703
Money Market	––	––
Mortgage Securities	750	4,334
Real Estate Securities	15,710	16,609
Science and Technology	157,041	158,471
Small Cap Growth	123,155	169,822
Small Cap Value	151,987	155,836
Value	170,315	173,762

Purchases of and proceeds from maturities and sales of U.S. Government securities were:

Portfolio	Purchases	Sales

Asset Strategy	$34,264	$40,509
Balanced	––	26,366
Bond	57,142	68,413
Mortgage Securities	102,150	91,509

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2009 and the related net capital losses and post-October activity were as follows:

	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative	Asset Strategy

Net ordinary income	$1,502	$1,350	$4,709	$5,986	$2,372	$12,429
Distributed ordinary income	255	24	297	541	82	2,931
Undistributed ordinary income	1,499	1,349	4,703	5,979	2,368	12,411

Realized long term capital gains	612	179	1,052	1,725	368	––
Distributed long term capital gains	446	38	531	969	165	78,973
Undistributed long term capital gains	610	177	1,048	1,721	365	––

Post-October losses deferred	––	––	––	––	––	––

	Balanced	Bond	Core Equity	Dividend Opportunities	Energy	Global Natural Resources

Net ordinary income	$6,945	$16,179	$3,986	$2,082	$88	$––
Distributed ordinary income	7,291	13,706	3,943	1,506	––	––
Undistributed ordinary income	6,945	16,167	3,975	2,044	88	––

Realized long term capital gains	5,208	––	––	––	––	––
Distributed long term capital gains	2,098	––	––	––	––	––
Undistributed long term capital gains	5,205	––	––	––	––	––

Post-October losses deferred	––	242	––	113	––	755

	Growth	High Income	International Growth	International Value	Micro Cap Growth	Mid Cap Growth

Net ordinary income	$5,377	$17,043	$2,599	$7,009	$––	$22
Distributed ordinary income	3,004	16,681	2,689	15,267	––	––
Undistributed ordinary income	5,358	17,034	2,594	7,001	––	22

Realized long term capital gains	––	––	––	––	––	––
Distributed long term capital gains	22,098	––	––	24,546	––	––
Undistributed long term capital gains	––	––	––	––	––	––

Post-October losses deferred	––	––	––	416	214	246

	Money Market	Mortgage Securities	Real Estate Securities	Science and Technology	Small Cap Growth	Small Cap Value

Net ordinary income	$1,992	$1,114	$667	$651	$––	$136
Distributed ordinary income	1,990	1,400	831	944	1,298	––
Undistributed ordinary income	17	1,111	663	651	––	136

Realized long term capital gains	––	––	––	8,443	––	––
Distributed long term capital gains	––	––	––	15,604	––	––
Undistributed long term capital gains	––	––	––	8,436	––	––

Post-October losses deferred	––	328	337	––	––	––

Value

Net ordinary income	$3,320
Distributed ordinary income	4,928
Undistributed ordinary income	3,077

Realized long term capital gains	––
Distributed long term capital gains	––
Undistributed long term capital gains	––

Post-October losses deferred	706

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following tables show the totals by year in which the capital loss carryovers will expire if not utilized.

	Asset Strategy	Bond	Core Equity	Dividend Opportunities	Energy	Global Natural Resources	Growth

December 31, 2010	$––	$––	$2,963	$––	$––	$––	$17,609
December 31, 2014	––	1,397	––	––	––	––	––
December 31, 2015	––	376	––	––	––	––	––
December 31, 2016	––	––	1,098	4,170	1,276	2,091	––
December 31, 2017	66,497	––	15,519	16,086	1,950	14,129	3,237

Total carryover	$66,497	$1,773	$19,580	$20,256	$3,226	$16,220	$20,846

	High Income	International Growth	International Value	Micro Cap Growth	Mid Cap Growth	Mortgage Securities	Real Estate Securities

December 31, 2010	$13,912	$––	$––	$1,352	$––	$––	$––
December 31, 2013	––	––	––	––	––	28	––
December 31, 2014	1,102	––	––	––	––	168	––
December 31, 2016	9,328	8,420	––	765	998	292	1,888
December 31, 2017	12,095	17,399	73,533	4,622	1,055	1,269	7,802

Total carryover	$36,437	$25,819	$73,533	$6,739	$2,053	$1,757	$9,690

	Small Cap Growth	Small Cap Value	Value

December 31, 2010	$10,215	$––	$––
December 31, 2016	22,325	28,940	22,440
December 31, 2017	9,543	8,829	8,368

Total carryover	$42,083	$37,769	$30,808

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At December 31, 2009, the following reclassifications were made: Asset Strategy reclassified permanent differences relating to differing treatments of investment fund expenses; Balanced reclassified permanent differences relating to differing treatments of partnership distributions and mortgage-backed security paydowns; Bond reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Dividend Opportunities reclassified permanent differences relating to differing treatments of partnership distributions; Energy reclassified permanent differences relating to differing treatments of partnership distributions; Global Natural Resources reclassified permanent differences relating to differing treatments of PFIC transactions, net operating losses and partnership distributions; Growth reclassified permanent differences relating to expiring capital loss carryovers; High Income reclassified permanent differences relating to differing treatments of expiring capital loss carryovers; International Value reclassified permanent differences relating to differing treatments of PFIC transactions; Micro Cap Growth reclassified permanent differences relating to differing treatments of net operating losses and PFIC transactions; Mortgage Securities reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Science and Technology reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Growth reclassified permanent differences relating to differing treatments of net operating losses and expiring capital loss carryovers; Small Cap Value reclassified permanent differences relating to differing treatments of partnership distributions; Value reclassified permanent differences relating to differing treatments of partnership distributions.

6. CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	For the fiscal year ended December 31,

	2009		2008
Pathfinder Aggressive	Shares	Value	Shares	Value

Shares issued from sale of shares	2,624	$10,422	11,662	$55,995
Shares issued in reinvestment of distributions to shareholders	179	701	––	––
Shares redeemed	(972)	(3,889)	(400)	(1,647)

Net increase	1,831	$7,234	11,262	$54,348

	For the fiscal year ended December 31,

	2009		2008
Pathfinder Conservative	Shares	Value	Shares	Value

Shares issued from sale of shares	6,808	$30,698	2,781	$12,959
Shares issued in reinvestment of distributions to shareholders	14	62	––	––
Shares redeemed	(761)	(3,578)	(92)	(422)

Net increase	6,061	$27,182	2,689	$12,537

	For the fiscal year ended December 31,

	2009		2008
Pathfinder Moderate	Shares	Value	Shares	Value

Shares issued from sale of shares	37,885	$163,508	19,483	$88,394
Shares issued in reinvestment of distributions to shareholders	198	828	––	––
Shares redeemed	(641)	(2,768)	(176)	(768)

Net increase	37,442	$161,568	19,307	$87,626

	For the fiscal year ended December 31,

	2009		2008
Pathfinder Moderately Aggressive	Shares	Value	Shares	Value

Shares issued from sale of shares	34,447	$145,335	29,124	$135,501
Shares issued in reinvestment of distributions to shareholders	366	1,511	––	––
Shares redeemed	(832)	(3,541)	(298)	(1,406)

Net increase	33,981	$143,305	28,826	$134,095

	For the fiscal year ended December 31,

	2009		2008
Pathfinder Moderately Conservative	Shares	Value	Shares	Value

Shares issued from sale of shares	12,987	$57,365	7,533	$34,821
Shares issued in reinvestment of distributions to shareholders	56	246	––	––
Shares redeemed	(1,838)	(8,095)	(68)	(327)

Net increase	11,205	$49,516	7,465	$34,494

	For the fiscal year ended December 31,

	2009		2008
Asset Strategy	Shares	Value	Shares	Value

Shares issued from sale of shares	40,223	$344,900	12,786	$145,585
Shares issued in reinvestment of distributions to shareholders	10,547	81,904	7,811	64,009
Shares redeemed	(14,058)	(120,258)	(12,698)	(133,230)

Net increase	36,712	$306,546	7,899	$76,364

	For the fiscal year ended December 31,

	2009		2008
Balanced	Shares	Value	Shares	Value

Shares issued from sale of shares	1,119	$8,656	1,515	$13,511
Shares issued in reinvestment of distributions to shareholders	1,274	9,390	106	801
Shares redeemed	(8,973)	(69,220)	(9,774)	(85,675)

Net decrease	(6,580)	$(51,174)	(8,153)	$(71,363)

	For the fiscal year ended December 31,

	2009		2008
Bond	Shares	Value	Shares	Value

Shares issued from sale of shares	30,955	$166,609	17,868	$94,325
Shares issued in reinvestment of distributions to shareholders	2,605	13,706	57	306
Shares redeemed	(10,439)	(56,252)	(10,946)	(57,664)

Net increase	23,121	$124,063	6,979	$36,967

	For the fiscal year ended December 31,

	2009		2008
Core Equity	Shares	Value	Shares	Value

Shares issued from sale of shares	881	$7,384	1,250	$13,531
Shares issued in reinvestment of distributions to shareholders	496	3,943	2,009	15,725
Shares redeemed	(9,241)	(77,128)	(11,241)	(123,309)

Net decrease	(7,864)	$(65,801)	(7,982)	$(94,053)

	For the fiscal year ended December 31,

	2009		2008
Dividend Opportunities	Shares	Value	Shares	Value

Shares issued from sale of shares	14,463	$74,570	11,200	$73,540
Shares issued in reinvestment of distributions to shareholders	301	1,506	77	379
Shares redeemed	(5,076)	(26,588)	(2,280)	(14,780)

Net increase	9,688	$49,488	8,997	$59,139

	For the fiscal year ended December 31,

	2009		2008
Energy	Shares	Value	Shares	Value

Shares issued from sale of shares	1,669	$7,347	2,610	$17,103
Shares issued in reinvestment of distributions to shareholders	––	––	17	61
Shares redeemed	(1,024)	(4,460)	(1,078)	(5,872)

Net increase	645	$2,887	1,549	$11,292

	For the fiscal year ended December 31,

	2009		2008
Global Natural Resources	Shares	Value	Shares	Value

Shares issued from sale of shares	17,670	$82,581	4,707	$32,047
Shares issued in reinvestment of distributions to shareholders	––	––	3,097	9,814
Shares redeemed	(5,200)	(24,116)	(3,146)	(22,116)

Net increase	12,470	$58,465	4,658	$19,745

	For the fiscal year ended December 31,

	2009		2008
Growth	Shares	Value	Shares	Value

Shares issued from sale of shares	7,755	$61,642	7,593	$74,487
Shares issued in reinvestment of distributions to shareholders	3,325	25,102	1,433	10,490
Shares redeemed	(16,410)	(130,511)	(17,312)	(174,127)

Net decrease	(5,330)	$(43,767)	(8,286)	$(89,150)

	For the fiscal year ended December 31,

	2009		2008
High Income	Shares	Value	Shares	Value

Shares issued from sale of shares	8,457	$23,658	4,317	$13,202
Shares issued in reinvestment of distributions to shareholders	6,254	16,681	477	1,165
Shares redeemed	(8,955)	(26,228)	(12,457)	(36,457)

Net increase (decrease)	5,756	$14,111	(7,663)	$(22,090)

	For the fiscal year ended December 31,

	2009		2008
International Growth	Shares	Value	Shares	Value

Shares issued from sale of shares	12,510	$82,230	4,761	$39,783
Shares issued in reinvestment of distributions to shareholders	453	2,688	911	5,313
Shares redeemed	(4,654)	(28,606)	(5,445)	(45,873)

Net increase (decrease)	8,309	$56,312	227	$(777)

	For the fiscal year ended December 31,

	2009		2008
International Value	Shares	Value	Shares	Value

Shares issued from sale of shares	4,221	$54,038	4,300	$73,282
Shares issued in reinvestment of distributions to shareholders	3,376	39,812	1,099	13,212
Shares redeemed	(4,682)	(60,641)	(3,362)	(59,444)

Net increase	2,915	$33,209	2,037	$27,050

	For the fiscal year ended December 31,

	2009		2008
Micro Cap Growth	Shares	Value	Shares	Value

Shares issued from sale of shares	358	$4,631	282	$4,357
Shares issued in reinvestment of distributions to shareholders	––	––	––	––
Shares redeemed	(472)	(5,749)	(520)	(8,491)

Net decrease	(114)	$(1,118)	(238)	$(4,134)

	For the fiscal year ended December 31,

	2009		2008
Mid Cap Growth	Shares	Value	Shares	Value

Shares issued from sale of shares	4,883	$25,970	3,772	$22,260
Shares issued in reinvestment of distributions to shareholders	––	––	216	922
Shares redeemed	(1,785)	(9,426)	(1,110)	(6,635)

Net increase	3,098	$16,544	2,878	$16,547

	For the fiscal year ended December 31,

	2009		2008
Money Market	Shares	Value	Shares	Value

Shares issued from sale of shares	109,614	$109,614	177,389	$177,389
Shares issued in reinvestment of distributions to shareholders	1,990	1,990	2,825	2,825
Shares redeemed	(161,502)	(161,502)	(68,686)	(68,686)

Net increase (decrease)	(49,898)	$(49,898)	111,528	$111,528

	For the fiscal year ended December 31,

	2009		2008
Mortgage Securities	Shares	Value	Shares	Value

Shares issued from sale of shares	3,116	$13,597	1,301	$6,367
Shares issued in reinvestment of distributions to shareholders	330	1,400	69	302
Shares redeemed	(1,452)	(6,388)	(1,890)	(8,950)

Net increase (decrease)	1,994	$8,609	(520)	$(2,281)

	For the fiscal year ended December 31,

	2009		2008
Real Estate Securities	Shares	Value	Shares	Value

Shares issued from sale of shares	1,336	$5,183	1,306	$8,526
Shares issued in reinvestment of distributions to shareholders	235	831	248	983
Shares redeemed	(1,758)	(6,911)	(1,745)	(10,220)

Net decrease	(187)	$(897)	(191)	$(711)

	For the fiscal year ended December 31,

	2009		2008
Science and Technology	Shares	Value	Shares	Value

Shares issued from sale of shares	2,986	$38,880	1,167	$17,258
Shares issued in reinvestment of distributions to shareholders	1,421	16,547	768	8,411
Shares redeemed	(3,527)	(44,227)	(4,192)	(62,984)

Net increase (decrease)	880	$11,200	(2,257)	$(37,315)

	For the fiscal year ended December 31,

	2009		2008
Small Cap Growth	Shares	Value	Shares	Value

Shares issued from sale of shares	2,903	$19,551	2,501	$19,652
Shares issued in reinvestment of distributions to shareholders	202	1,298	1,043	6,006
Shares redeemed	(7,204)	(47,561)	(9,050)	(72,780)

Net decrease	(4,099)	$(26,712)	(5,506)	$(47,122)

	For the fiscal year ended December 31,

	2009		2008
Small Cap Value	Shares	Value	Shares	Value

Shares issued from sale of shares	2,522	$27,359	3,204	$40,078
Shares issued in reinvestment of distributions to shareholders	––	––	403	3,900
Shares redeemed	(2,273)	(24,514)	(3,338)	(42,183)

Net increase	249	$2,845	269	$1,795

	For the fiscal year ended December 31,

	2009		2008
Value	Shares	Value	Shares	Value

Shares issued from sale of shares	6,289	$26,481	6,712	$34,913
Shares issued in reinvestment of distributions to shareholders	1,236	4,928	772	3,088
Shares redeemed	(9,429)	(40,435)	(8,963)	(47,475)

Net decrease	(1,904)	$(9,026)	(1,479)	$(9,474)

7. DERIVATIVE INSTRUMENTS

In March 2008, the Financial Accounting Standards Board (FASB) amended and expanded disclosures about derivative instruments and hedging activities, which were adopted by each Portfolio during the fiscal year ended December 31, 2009; it requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

Forward Foreign Currency Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Portfolio include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.

Futures Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio's securities.

Swap Agreements. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may invest in swap agreements.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Portfolio may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Portfolio may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction.

Options Contracts. Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Portfolio has realized a gain or loss. For each Portfolio, when a written put is exercised, the cost basis of the securities purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio's exposure to the underlying security (or basket of securities). With written options, there may be times when a Portfolio will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Portfolio enters into over-the-counter (OTC) option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. The Portfolio may mitigate counterparty risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement which is the standard contract governing most derivative transactions between the Portfolio and each of its counterparties. The CSA allows the Portfolio to offset with its counterparty certain derivative financial instruments' payables and/or receivables with collateral, which is generally held by the Portfolio's custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 "Segregation and Collateralization" for additional information with respect to collateral practices.

Objectives and Strategies

Asset Strategy. The Portfolio's objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, managing exposure to precious metals, and hedging certain event risks on positions held by the Portfolio. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures and purchased option contracts, both short and long, on foreign and domestic equity indices. To manage foreign currency exposure, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency. To manage exposure to precious metals, the Portfolio utilized gold futures contracts. To manage event risks, the Portfolio utilized options, both written and purchased, on individual equity securities owned by the Portfolio.

Fair values of derivative instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign currency	Unrealized appreciation on forward foreign currency contracts	$5,218	Unrealized depreciation on forward foreign currency contracts	$1,518

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options and futures contracts/Net change in unrealized appreciation (depreciation) on investments in futures contracts	$(40,540)	$(12)
Foreign currency	Net realized gain (loss) on forward foreign currency contracts/Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	1,590	(929)
Commodities	Net realized gain (loss) on futures contracts	1,533	N/A

Total		$(37,417)	$(941)

During the fiscal year ended December 31, 2009, the Portfolio's average principal amount outstanding for forward contracts and market value outstanding for futures contracts were as follows: short forward contracts - $98,345, long forward contracts - $100,275, short futures contracts - $30,430, long futures contracts - $13,369. Additionally, the Portfolio's average number of purchased option contracts and written option contracts outstanding was 1 and 1, respectively.

Core Equity. The Portfolio's objective in using derivatives during the period was to hedge market risk for some or all of its existing equity security portfolio. To achieve this objective, the Portfolio utilizes futures contracts on broad domestic equity market indices.

There were no open derivative instruments as of December 31, 2009.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on futures contracts	$2,751	N/A

During the fiscal year ended December 31, 2009, the Portfolio's average market value outstanding for short futures contracts was $2,834.

Global Natural Resources. The Portfolio's objectives in using derivatives during the period were to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures on equity indices and purchased and written option contracts on individual equity securities. To manage foreign currency exposure, the Portfolio utilized forward foreign currency contracts to either increase or decrease exposure to a given currency.

Fair values of derivative instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	Investments in unaffiliated securities	$10,955	N/A	N/A
Foreign currency	Unrealized appreciation on forward foreign currency contracts	25	Unrealized depreciation on forward foreign currency contracts	$96

Total		$10,980		$96

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and futures contracts/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities	$(431)	$(517)
Foreign currency	Net realized gain (loss) on forward foreign currency contracts/ Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(336)	23

Total		$(767)	$(494)

During the fiscal year ended December 31, 2009, the Portfolio's average principal amount outstanding for forward contracts and market value outstanding for futures contracts were as follows: short forward contracts - $2,045, long forward contracts - $2,002, short futures contracts - $7,500. Additionally, the Portfolio's average number of purchased option contracts outstanding was 5.

High Income. The Portfolio's objective in using derivatives during the period was to hedge the exposure to foreign currencies from securities held in the portfolio. To achieve this objective, the Portfolio utilized forward contracts.

Fair values of derivative instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign currency	Unrealized appreciation on forward foreign currency contracts	$38	N/A	N/A

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign currency	Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	N/A	$38

During the fiscal year ended December 31, 2009, the Portfolio's average principal amount outstanding for short forward contracts and long forward contracts was $161 and $166, respectively.

International Growth. The Portfolio's objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency.

Fair values of derivative instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign currency	Unrealized appreciation on forward foreign currency contracts	$928	N/A	N/A

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign currency	Net realized gain (loss) on forward foreign currency contracts/Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$(771)	$692

During the fiscal year ended December 31, 2009, the Portfolio's average principal amount outstanding for short forward contracts and long forward contracts was $3,412 and $3,484, respectively.

Mid Cap Growth. The Portfolio's objectives in using derivatives during the period were to both gain exposure to certain sectors and to hedge certain event risks on positions held by the Portfolio. To achieve these objectives, the Portfolio utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

There were no open derivative instruments as of December 31, 2009.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options	$894	N/A

During the fiscal year ended December 31, 2009, the Portfolio's average number of purchased option contracts and written option contracts outstanding was 1 and 1, respectively.

Mortgage Securities. The Portfolio's objective in using derivatives during the period was to adjust the overall duration of the portfolio. To achieve this objective, the Portfolio primarily utilized Treasury futures contracts of varying lengths to either shorten or lengthen, as determined by the Portfolio's subadvisor, the duration of the Portfolio.

There were no open derivative instruments as of December 31, 2009.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Interest rate	Net realized gain (loss) on futures contracts/ Net change in unrealized appreciation (depreciation) on futures contracts	$33	$132

During the fiscal year ended December 31, 2009, the Portfolio's average market value outstanding for short futures contracts was $1,148.

Science and Technology. The Portfolio's objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Portfolio utilized options, both written and purchased, on individual equity securities owned by the Portfolio.

There were no open derivative instruments as of December 31, 2009.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/ Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$(2,266)	$(728)

During the fiscal year ended December 31, 2009, the Portfolio's average number of purchased option contracts and written option contracts outstanding was 2 and 2, respectively.

Small Cap Value. The Portfolio's objective in using derivatives during the period was to gain exposure to certain market sectors that it cannot get through the purchase of equity securities. To achieve this objective, the Portfolio utilized options, both written and purchased, on an index in the sector it wishes to gain exposure to.

There were no open derivative instruments as of December 31, 2009.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$207	$29

During the fiscal year ended December 31, 2009, the Portfolio's average number of purchased option contracts and written option contracts outstanding was less than 1.

Value. The Portfolio's objective in using derivatives during the period was to generate additional income from written option premiums. To achieve these objectives, the Portfolio had primarily written put and call options on equity securities the Portfolio owns.

Fair values of derivative instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	N/A	Written options at market value	$286

The effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/Net change in unrealized appreciation (depreciation) on investments in written options	$2,364	$37

During the fiscal year ended December 31, 2009, the Portfolio's average number of written option contracts outstanding was 9.

8. COMMITMENT

In connection with Asset Strategy's investment in Vietnam Azalea Fund Limited (VAF), the Portfolio is contractually committed to provide additional capital of up to $1,018 if and when VAF requests such contributions or draw downs. The total commitment is limited to $3,000. At December 31, 2009, Asset Strategy had made a total contribution of $1,982. No public market currently exists for the shares of VAF nor are shares currently redeemable by VAF. VAF intends to become listed within one year after the final commitment has been drawn down. VAF's investment strategy is to make minority investments in future blue-chip Vietnamese companies that are already listed or intend to be listed in the next 24 months.

9. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended December 31, 2009 follows:
	12-31-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain (Loss)(3)	Distribu- tions Received	12-31-09 Share Balance	12-31-09 Market Value

Pathfinder Moderately Conservative
Ivy Funds VIP Bond	1,631	$23,489	$1,921	$83	$582	5,633	$30,981
Ivy Funds VIP Dividend Opportunities	1,022	9,828	2,603	397	101	2,395	14,283
Ivy Funds VIP Growth	422	6,095	1,941	462	24	933	8,660
Ivy Funds VIP International Growth	244	7,134	438	99	47	1,259	9,433
Ivy Funds VIP International Value	117	3,068	643	321	111	305	4,688
Ivy Funds VIP Mid Cap Growth(1)	261	2,224	525	174	––	579	3,825
Ivy Funds VIP Money Market	8,603	12,759	8,050	––	132	13,312	13,312
Ivy Funds VIP Small Cap Growth	49	558	98	26	3	117	959
Ivy Funds VIP Small Cap Value(1)	30	559	92	20	––	73	966
Ivy Funds VIP Value	364	2,841	488	110	61	913	4,695

					$1,061		$91,802

12-31-08 Share Balance		Purchases at Cost	Sales at Cost	Realized Gain (Loss)(3)	Distribu- tions Received	12-31-09 Share Balance	12-31-09 Market Value

Pathfinder Aggressive
Ivy Funds VIP Bond	1,028	$4,318	$359	$19	$230	1,763	$9,697
Ivy Funds VIP Dividend Opportunities	1,159	1,463	983	139	66	1,237	7,374
Ivy Funds VIP Growth	891	1,875	898	372	30	1,004	9,312
Ivy Funds VIP International Growth	692	4,489	372	98	78	1,300	9,740
Ivy Funds VIP International Value	428	2,034	433	502	234	551	8,469
Ivy Funds VIP Mid Cap Growth(1)	444	462	288	106	––	467	3,084
Ivy Funds VIP Money Market	5,465	580	6,045	––	44	––	––
Ivy Funds VIP Mortgage Securities	––	1,708	40	1	––	385	1,730
Ivy Funds VIP Small Cap Growth	200	283	86	27	6	227	1,855
Ivy Funds VIP Small Cap Value(1)	344	775	376	99	––	375	4,988
Ivy Funds VIP Value	697	729	157	45	69	824	4,240

					$757		$60,489

	12-31-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain (Loss)(3)	Distribu- tions Received	12-31-09 Share Balance	12-31-09 Market Value

Pathfinder Conservative
Ivy Funds VIP Bond	702	$13,712	$868	$42	$343	3,089	$16,990
Ivy Funds VIP Dividend Opportunities	412	5,876	1,326	333	59	1,304	7,779
Ivy Funds VIP Growth	125	2,655	883	265	10	349	3,237
Ivy Funds VIP International Growth	––	2,134	80	4	––	302	2,266
Ivy Funds VIP International Value	43	1,628	335	215	58	146	2,252
Ivy Funds VIP Mid Cap Growth(1)	47	590	127	64	––	139	919
Ivy Funds VIP Money Market	3,685	8,513	3,681	––	77	8,516	8,516
Ivy Funds VIP Small Cap Growth	18	296	49	21	1	56	461
Ivy Funds VIP Small Cap Value(1)	11	296	44	18	––	35	464
Ivy Funds VIP Value	53	603	99	41	13	175	902

					$561		$43,786

12-31-08 Share Balance		Purchases at Cost	Sales at Cost	Realized Gain (Loss)(3)		Distribu- tions Received	12-31-09 Share Balance	12-31-09 Market Value

Pathfinder Moderate
Ivy Funds VIP Bond	3,327	$56,049	$493	$34		$1,063	13,622	$74,915
Ivy Funds VIP Dividend Opportunities	2,483	27,414	3,439	768		221	6,941	41,390
Ivy Funds VIP Growth	1,120	18,545	2,921	1,021		58	3,005	27,882
Ivy Funds VIP International Growth	822	24,037	314	127		144	4,386	32,856
Ivy Funds VIP International Value	452	13,838	1,019	1,000		386	1,416	21,774
Ivy Funds VIP Mid Cap Growth(1)	634	6,416	615	297		––	1,680	11,099
Ivy Funds VIP Money Market	17,554	25,554	17,199	––		248	25,909	25,909
Ivy Funds VIP Mortgage Securities	––	2,547	14	––	*	––	580	2,609
Ivy Funds VIP Small Cap Growth	240	3,219	147	64		11	681	5,568
Ivy Funds VIP Small Cap Value(1)	297	6,455	285	115		––	844	11,210
Ivy Funds VIP Value	888	8,159	380	161		135	2,648	13,623

						$2,266		$268,835

12-31-08 Share Balance		Purchases at Cost	Sales at Cost	Realized Gain (Loss)(3)	Distribu- tions Received	12-31-09 Share Balance	12-31-09 Market Value

Pathfinder Moderately Aggressive
Ivy Funds VIP Bond	3,810	$44,230	$271	$20	$1,113	11,984	$65,908
Ivy Funds VIP Dividend Opportunities	3,712	24,985	3,619	758	298	7,744	46,183
Ivy Funds VIP Growth	1,676	17,028	3,303	1,204	79	3,354	31,122
Ivy Funds VIP International Growth	1,558	30,320	386	156	246	6,109	45,763
Ivy Funds VIP International Value	919	16,965	3,068	2,002	706	1,971	30,317
Ivy Funds VIP Mid Cap Growth(1)	1,185	7,111	853	393	––	2,340	15,463
Ivy Funds VIP Money Market	20,157	16,611	22,406	––	234	14,362	14,362
Ivy Funds VIP Mortgage Securities	––	5,618	17	1	––	1,289	5,793
Ivy Funds VIP Small Cap Growth	536	4,290	195	84	23	1,139	9,305
Ivy Funds VIP Small Cap Value(1)	784	10,069	515	201	––	1,647	21,878
Ivy Funds VIP Value	1,325	7,319	296	122	181	2,951	15,183

					$2,880		$301,277

12-31-08 Share Balance		Purchases at Cost	Sales at Cost	Realized Gain (Loss)(3)	Distribu- tions Received	12-31-09 Share Balance	12-31-09 Market Value

Pathfinder Moderately Conservative
Ivy Funds VIP Bond	1,631	$23,489	$1,921	$83	$582	5,633	$30,981
Ivy Funds VIP Dividend Opportunities	1,022	9,828	2,603	397	101	2,395	14,283
Ivy Funds VIP Growth	422	6,095	1,941	462	24	933	8,660
Ivy Funds VIP International Growth	244	7,134	438	99	47	1,259	9,433
Ivy Funds VIP International Value	117	3,068	643	321	111	305	4,688
Ivy Funds VIP Mid Cap Growth(1)	261	2,224	525	174	––	579	3,825
Ivy Funds VIP Money Market	8,603	12,759	8,050	––	132	13,312	13,312
Ivy Funds VIP Small Cap Growth	49	558	98	26	3	117	959
Ivy Funds VIP Small Cap Value(1)	30	559	92	20	––	73	966
Ivy Funds VIP Value	364	2,841	488	110	61	913	4,695

					$1,061		$91,802

	12-31-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ Loss)	Distributions Received	12-31-09 Share Balance	12-31-09 Market Value

Asset Strategy
Vietnam Azalea Fund Limited(1)	300	$242	$ ––	$ ––	$ ––	300	$1,392

	12-31-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ (Loss)	Distributions Received	12-31-09 Share Balance	12-31-09 Market Value

Small Cap Growth
Argyle Security, Inc.(1)(2)	300	$ ––	$2,412	$(2,341)	$ ––	––	N/A

*Not shown due to rounding.

(1)No dividends were paid during the preceding 12 months.

(2)Company was no longer an affiliate at December 31, 2009.

(3)Distributions from capital gains from the underlying portfolios, if applicable, are included here.

10. SENIOR LOANS

A Portfolio invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or be subject to some restrictions on resale.

Certain senior loans contain provisions that obligate a Portfolio to fund future commitments at the borrower's discretion. At December 31, 2009, there were no such unfunded commitments.

11. WRITTEN OPTION ACTIVITY

For Asset Strategy, transactions in written call options were as follows:

	Number of Contracts		Premium Received

Outstanding at December 31, 2008	––		$––
Options written	1		2,204
Options terminated in closing purchase transactions	(1)		(2,007)
Options exercised	––		––
Options expired	––	*	(197)

Outstanding at December 31, 2009	––		$––

For Asset Strategy, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2008	––	$––
Options written	3	3,686
Options terminated in closing purchase transactions	(2)	(2,005)
Options exercised	––	––
Options expired	(1)	(1,681)

Outstanding at December 31, 2009	––	$––

For Mid Cap Growth, transactions in written call options were as follows:

	Number of Contracts		Premium Received

Outstanding at December 31, 2008	––		$––
Options written	1		48
Options terminated in closing purchase transactions	––	*	(31)
Options exercised	––	*	(3)
Options expired	––	*	(14)

Outstanding at December 31, 2009	––		$––

For Mid Cap Growth, transactions in written put options were as follows:

	Number of Contracts		Premium Received

Outstanding at December 31, 2008	––		$––
Options written	4		517
Options terminated in closing purchase transactions	(3)		(481)
Options exercised	––	*	(10)
Options expired	––	*	(26)

Outstanding at December 31, 2009	––		$––

For Science and Technology, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2008	7	$2,374
Options written	4	1,907
Options terminated in closing purchase transactions	(5)	(2,561)
Options exercised	(4)	(884)
Options expired	(2)	(836)

Outstanding at December 31, 2009	––	$––

For Small Cap Value, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2008	––	$––
Options written	2	209
Options terminated in closing purchase transactions	(2)	(209)
Options exercised	––	––
Options expired	––	––

Outstanding at December 31, 2009	––	$––

For Small Cap Value, transactions in written put options were as follows:

	Number of Contracts		Premium Received

Outstanding at December 31, 2008	––	*	$884
Options written	––		––
Options terminated in closing purchase transactions	––	*	(884)
Options exercised	––		––
Options expired	––		––

Outstanding at December 31, 2009	––		$––

For Value, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2008	5	$646
Options written	50	2,417
Options terminated in closing purchase transactions	(20)	(1,453)
Options exercised	(4)	(406)
Options expired	(25)	(1,089)

Outstanding at December 31, 2009	6	$115

For Value, transactions in written put options were as follows:

	Number of Contracts		Premium Received

Outstanding at December 31, 2008	––	*	$39
Options written	17		1,059
Options terminated in closing purchase transactions	(2)		(136)
Options exercised	––	*	(39)
Options expired	(9)		(530)

Outstanding at December 31, 2009	6		$393

*Not shown due to rounding.

12. CHANGE IN STRUCTURE

On April 30, 2009, the 25 series of Ivy Funds Variable Insurance Portfolios, Inc., a Maryland corporation, were reorganized as a corresponding series of Ivy Funds Variable Insurance Portfolios, a Delaware statutory trust, pursuant to a Plan of Reorganization and Termination that was approved by shareholders. The reorganization was accomplished through a tax-free exchange of shares, which had no impact on net assets, operations and number of shares outstanding.

13. SUBSEQUENT EVENTS

At a meeting held on November 11, 2009, the Board of Trustees of Ivy Funds Variable Insurance Portfolios unanimously approved and recommended that shareholders of Ivy Funds VIP Mortgage Securities approve the merger of Ivy Funds VIP Mortgage Securities into Ivy Funds VIP Bond. Ivy Funds VIP Mortgage Securities shareholders of record on December 1, 2009 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled for March 1, 2010.

14. REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors (now Trustees) and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the Ivy Funds Variable Insurance Portfolios (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors (now Trustees) and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of Ivy Funds Variable Insurance Portfolios will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ivy Funds VIP

To the Shareholders and Board of Trustees of
Ivy Funds Variable Insurance Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Ivy Funds VIP Asset Strategy, Ivy Funds VIP Balanced, Ivy Funds VIP Bond, Ivy Funds VIP Core Equity, Ivy Funds VIP Dividend Opportunities, Ivy Funds VIP Energy, Ivy Funds VIP Global Natural Resources, Ivy Funds VIP Growth, Ivy Funds VIP High Income, Ivy Funds VIP International Growth, Ivy Funds VIP International Value, Ivy Funds VIP Micro Cap Growth, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Money Market, Ivy Funds VIP Mortgage Securities, Ivy Funds VIP Real Estate Securities, Ivy Funds VIP Science and Technology, Ivy Funds VIP Small Cap Growth, Ivy Funds VIP Small Cap Value, and Ivy Funds VIP Value, twenty of the portfolios constituting Ivy Funds Variable Insurance Portfolios (the "Trust") (formerly Ivy Funds Variable Insurance Portfolios, Inc.) as of December 31, 2009, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the fiscal periods presented. We have also audited the statements of assets and liabilities, including the schedules of investments, of Ivy Funds VIP Pathfinder Aggressive, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Aggressive, and Ivy Funds VIP Pathfinder Moderately Conservative, five of the portfolios constituting the Trust as of December 31, 2009, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets and the financial highlights for the fiscal year then ended and for the fiscal period from March 4, 2008 (March 13, 2008 and March 12, 2008 for Ivy Funds VIP Pathfinder Conservative and Ivy Funds VIP Pathfinder Moderately Conservative, respectively) (the commencements of their operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, brokers, and transfer agent; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Ivy Funds Variable Insurance Portfolios as of December 31, 2009, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal periods in the period then ended, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 15, 2010

INCOME TAX INFORMATION
Ivy Funds VIP

AMOUNTS NOT ROUNDED

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2009:

Dividends Received Deduction for Corporations

Pathfinder Aggressive	$45,522
Pathfinder Conservative	4,490
Pathfinder Moderate	54,460
Pathfinder Moderately Aggressive	107,722
Pathfinder Moderately Conservative	15,533
Asset Strategy	2,240,219
Balanced	6,322,297
Bond	––
Core Equity	3,943,380
Dividend Opportunities	1,506,260
Energy	––
Global Natural Resources	––
Growth	3,004,451
High Income	––
International Growth	––
International Value	––
Micro Cap Growth	––
Mid Cap Growth	––
Money Market	––
Mortgage Securities	––
Real Estate Securities	––
Science and Technology	943,590
Small Cap Growth	1,285,463
Small Cap Value	––
Value	4,928,139

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$446,043
Pathfinder Conservative	37,644
Pathfinder Moderate	530,688
Pathfinder Moderately Aggressive	969,368
Pathfinder Moderately Conservative	164,508
Asset Strategy	78,973,168
Balanced	2,098,449
Bond	––
Core Equity	––
Dividend Opportunities	––
Energy	––
Global Natural Resources	––
Growth	22,097,924
High Income	––
International Growth	––
International Value	24,546,103
Micro Cap Growth	––
Mid Cap Growth	––
Money Market	––
Mortgage Securities	––
Real Estate Securities	––
Science and Technology	15,603,910
Small Cap Growth	––
Small Cap Value	––
Value	––

Internal Revenue code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income

Asset Strategy	$876,681	$8,608,449
International Growth	454,443	5,248,353
International Value	922,933	12,887,759

BOARD OF TRUSTEES AND OFFICERS
Ivy Funds VIP

Each of the individuals listed below serves as a trustee for the Trust (25 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (18 portfolios) and Ivy Funds, Inc. (14 portfolios).

Board members who are not "interested persons" of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust's Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Trustees

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust's trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees
NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen); Member of Kansas Board of Regents (2007 to present)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (insurance)

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Chairman, Clay Co. Millenium Historical Commission; Director, Clay Co. Industrial Development Authority

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005); Trustee, Tanner Lectures on Human Values (1978-2005); Consultant, Huntsman Cancer Foundation (2000-2006)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	President and Chief Operating Officer, Graymark HealthCare (a NASDAQ listed company) (2008 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present)	Director and Shareholder, Valliance Bank; Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (32 portfolios overseen)

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None

Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2009 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	Director, Rockhurst University (education)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen)

*Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

Interested Trustees

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund's investment manager, WRIMCO, each Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WI Services Company), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR (2005 to present); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	Director of WRIMCO and IICO

Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2009 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	Director of WDR, WI Services Company and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen)

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009 as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust's principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)

Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)

Kristen A. Richards 1967	Vice President Assistant Secretary Associate General Counsel	2009 2009 2009	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WI Services Company (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

*This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT
Ivy Funds VIP

At its meeting on August 10, 11 and 12, 2009, the Trust's Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Trust as to each of its Portfolios and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a "Subadvisory Agreement") between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees' responsibilities in evaluating the Management Agreement and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees' evaluation of the Management Agreement and the Subadvisory Agreements. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO and, as applicable, to each subadvisor a request for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and of the Subadvisory Agreements, as applicable. WRIMCO and each subadvisor provided materials to the Trustees that included responses to the request letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating the continuation of the Management Agreement and the Subadvisory Agreements (the "Initial Response"). Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request (the "Supplemental Response"). The Trustees also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to each Portfolio's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to each Portfolio. In addition, during the course of the year, WRIMCO and, as applicable, the subadvisors had provided information relevant to the Trustees' consideration of the continuance of the Management Agreement with respect to each Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement and also the overall fairness of the Management Agreement as to each Portfolio and, as applicable, the Subadvisory Agreement.

The Trustees considered WRIMCO's and, as applicable, each subadvisor's research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO's and, as applicable, each subadvisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio and, as applicable, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO and, as applicable, each subadvisor regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure, as well as WRIMCO's supervisory activities over each subadvisor.

The Trustees considered each Portfolio's performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable. The Trustees noted the independent fee consultant's finding that the Portfolios had generally strong and improving performance for the periods reviewed.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees' review also included consideration of each Portfolio's management fees at various asset levels in relation to the management fees at those asset levels of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper ("Lipper Group"). They also considered each Portfolio's non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Portfolio, and factors affecting the Portfolios' expense ratios. In addition, the Trustees considered, for each Portfolio, the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio ("Similar Funds"). The Trustees also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio ("Other Accounts").

Additional Considerations with Respect to Each Portfolio

Asset Strategy

The Trustees considered that Asset Strategy's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Balanced

The Trustees considered that Balanced's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was lower than the Peer Group median but that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were lower than, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Bond

The Trustees considered that Bond's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Core Equity

The Trustees considered that Core Equity's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level and the Similar Funds' advisory fees were lower for other asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Opportunities

The Trustees considered that Dividend Opportunities' total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was lower than the Peer Group median but that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Energy

The Trustees considered that Energy's total return performance was equal to the Performance Universe median for the one-year period and was higher than the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was equal to the Peer Group median but that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were equal to the median for its Lipper Group. The Trustees considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the fiscal year ended December 31, 2008.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Global Natural Resources

The Trustees considered that Global Natural Resources' total return performance was lower than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2009. They also considered the information provided by WRIMCO in its Initial Response and Supplemental Response explaining that, among other factors, certain Portfolio investments in international materials stocks had contributed to the Portfolio's poor performance over the last year. They further considered the improved year-to-date performance information through June 10, 2009, provided by WRIMCO in its Initial Response. The Trustees also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadviser, Mackenzie Financial Corporation.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Growth

The Trustees considered that Growth's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was lower than the Peer Group median but that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income

The Trustees considered that High Income's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

International Growth

The Trustees considered that International Growth's total return performance was higher than the Performance Universe median for the one-, three-, and five-year periods and was higher than the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

International Value

The Trustees considered that International Value's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were equal to, the median for its Lipper Group.

The Trustees also considered that there were no Similar Funds and no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio.

Micro Cap Growth

The Trustees considered that Micro Cap Growth's total return performance was lower than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was lower than the Lipper index for the one-, three-, five-, and seven-year periods. They also considered the information provided by WRIMCO in its Initial Response and Supplemental Response explaining that the Portfolio tends to outperform in stronger markets and underperform in weaker markets and that the Portfolio's overweighting in technology and stock selection in this sector had contributed to its poor performance. They further considered the improved year-to-date performance information through June 10, 2009, provided by WRIMCO in its Initial Response. The Trustees also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadviser, Wall Street Associates.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the subadviser had advisory fees that were higher than the subadvisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mid Cap Growth

The Trustees considered that Mid Cap Growth's total return performance was higher than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Money Market

The Trustees considered that Money Market's total return performance was lower than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mortgage Securities

The Trustees considered that Mortgage Securities' total return performance was lower than the Performance Universe median for the one- and three-year periods for which such information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2009. They also considered the information provided by WRIMCO in its Initial Response and Supplemental Response explaining that the Portfolio's holdings of non-agency asset-backed securities had contributed to the Portfolio's poor performance and also noting that the Portfolio's subadviser, Advantus Capital Management, Inc. ("Advantus Capital"), has continued to take steps to enhance the Portfolio's credit and liquidity profile. They further considered the improved year-to-date performance information through June 10, 2009, provided by WRIMCO in its Initial Response. The Trustees noted that WRIMCO recommended the continuance of the Subadvisory Agreement with Advantus Capital.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was lower than the Peer Group median but that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also concluded that the Other Accounts of a similar size managed by the subadviser had advisory fees that were close to or higher than the subadvisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Pathfinder Aggressive

The Trustees considered that Pathfinder Aggressive's total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio's overall expense ratio was higher than the Peer Group median.

Pathfinder Conservative

The Trustees considered that Pathfinder Conservative's total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio's overall expense ratio was higher than the Peer Group median.

Pathfinder Moderate

The Trustees considered that Pathfinder Moderate's total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio's overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Aggressive

The Trustees considered that Pathfinder Moderately Aggressive's total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio's overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Conservative

The Trustees considered that Pathfinder Moderately Conservative's total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio's overall expense ratio was higher than the Peer Group median.

Real Estate Securities

The Trustees considered that Real Estate Securities' total return performance was higher than the Performance Universe median for the one- and three-year periods and was higher than the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2009. The Trustees noted that WRIMCO recommended the continuance of the Subadvisory Agreement with Advantus Capital.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also concluded that the Other Accounts of a similar size managed by the subadviser had advisory fees that were close to or higher than the subadvisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Science and Technology

The Trustees considered that Science and Technology's total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and the Lipper index for the one-, three-, five-, and seven-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was higher than the Peer Group median but that the overall expense ratio was equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Growth

The Trustees considered that Small Cap Growth's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was lower than the Peer Group median but that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value

The Trustees considered that Small Cap Value's total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and the Lipper index for the one-, three-, five-, and seven-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Value

The Trustees considered that Value's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule, except that one Similar Fund's advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Trustees recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Portfolio (except Money Market, which has a single management fee rate, and Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (each, a "Pathfinder Portfolio"), which has no management fee) includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, for Asset Strategy, Bond, Core Equity, Growth, High Income, International Growth, Mid Cap Growth, Science and Technology, Small Cap Growth, Value and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO's profit or loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO's methodology for determining this data. In addition, the Trustees considered the soft dollar arrangements with respect to Portfolio portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio and, as applicable, a Portfolio's Subadvisory Agreement, the Trustees considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement, and, as applicable, the Subadvisory Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

  the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;
  the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Portfolio's management fees (except for the Pathfinder Portfolios);
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio's Management Agreement and, as applicable, its Subadvisory Agreement are fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement, is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market and the Pathfinder Portfolios), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

SUMMARY OF INDEPENDENT FEE CONSULTANT'S REPORT

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WISC") (collectively, "Waddell") and the Office of the New York Attorney General dated July 10, 2006 ("AOD"), the Disinterested Trustees of each Fund's Board appointed an Independent Fee Consultant ("IFC") to manage the process by which proposed management fees paid by the Fund to WRIMCO are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

In the IFC's 2009 written evaluation of the proposed management fees of the Funds ("Report"), the IFC addressed the following six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Possible economies of scale as the Funds grow larger

4. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

The following is a summary of the Report's discussion of the process followed by the Disinterested Trustees and Waddell in connection with the renewal of each Fund's investment management agreement with WRIMCO, related materials, and the IFC's findings.

ANALYSIS OF THE PROCESS

The Report noted that each Board previously created a Special Compliance & Governance Committee ("Compliance Committee"), which is composed solely of Disinterested Trustees and charged with the responsibility for certain work associated with the contract renewal process.

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective investment management agreements with WRIMCO and the subadvisory agreements with certain subadvisors. The Report stated that the IFC participated throughout the contract renewal process.

The Disinterested Trustees instructed independent legal counsel to the Disinterested Trustees, K&L Gates LLP ("K&L Gates"), to prepare a letter requesting information from WRIMCO needed for the contract renewal process, which was provided. The Lipper Company ("Lipper") was asked to provide independently compiled comparative information about the Funds.

The Report noted that the Compliance Committee met with the IFC and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Trustees and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information, which was provided prior to the Disinterested Trustees' August 2009 meetings.

ANALYSIS OF MATERIALS

The Disinterested Trustees received and considered informational materials that were prepared by Waddell and Lipper in response to the data requested by the Disinterested Trustees through the Compliance Committee and K&L Gates. The IFC reviewed the information produced and found it to be responsive to the requests by the Disinterested Trustees. He also reviewed certain other materials that he considered relevant.

The IFC used these materials to analyze trends and comparative information about the six factors listed above. The Report noted that, apart from these materials, the Disinterested Trustees also received and considered information throughout the year, some of which the IFC reviewed, that was also relevant to the contract renewal process.

(1) Nature and Quality of Services

The Report stated that, overall, the Funds reflect strong performance. The performance information was provided by Lipper and was based on March 31, 2009 data. For the three-year period ended March 31, 2009, the IFC noted that 86% of the Funds in the Advisors Fund Complex (Advisors Funds, Ivy Funds VIP Portfolios and InvestEd Portfolios together) were in the top two quintiles.

Although the IFC found that the Funds have strong performance, it also noted that certain Funds have experienced either continuing or recent challenges. The IFC suggested that the Disinterested Trustees request additional information from WRIMCO regarding these Funds which the Disinterested Trustees reviewed. The Report noted that the on-going performance of these Funds will be subject to evaluation by both WRIMCO and the Board.

The Report noted that the IFC considered, with respect to service provided by WRIMCO affiliates, the internal statistics maintained by WISC to track shareholder service quality which showed continued improvement in 2009 and that WISC also retained Dalbar, Inc. to provide an independent quality assessment.

The Report stated that information for this metric is drawn from the Lipper analysis and that the IFC compared the management fee for each Fund to its peer group. The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2008 to 2009. With respect to the Advisors Funds, the Report stated that, in aggregate, 45% of the Advisors Funds have management fees above their peer group median and that the IFC reviewed information that showed that 65% of the Advisors Funds have the same or have improved their ranking from 2008 to 2009 and that 35% of the Advisors Funds have a lower ranking. With respect to the Ivy Funds VIP Portfolios, the Report stated that, in aggregate, the majority of the Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that this was a slight improvement from last year when 65% of the Ivy Funds VIP Portfolios had management fees above their peer group median. With respect to the InvestEd Portfolios, the Report noted the first percentile ranking.

(2) Management Fees

The Report also noted that certain Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report commented that Waddell's business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry. The Disinterested Trustees requested additional information from WRIMCO regarding future control of non-management expenses, which Waddell provided.

(3) Possible Economies of Scale

The Report noted that economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. The Report also pointed out that fund managers usually share economies of scale by implementing breakpoints, or scale-downs, in the structure of the management fee. As a general rule, fund trustees establish breakpoints prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper compared the Funds' and peer groups' effective fees at uniform asset levels.

The IFC Report noted that all Funds except money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

(4) Management Fees for Other Clients

The Report noted that the Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and therefore anticipated comparable contractual management fees. The Report stated that actual management fee variances can be explained with the larger average asset size of the Advisors Funds, causing some of the Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further noted that the Funds within Advisors Funds and Ivy Funds VIP that correspond to funds within the Ivy Fund Family having similar investment strategies also have comparable contractual management fees.

The Report noted that WRIMCO manages money for different types of clients in addition to mutual funds. These clients may include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, "separate accounts"). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors Funds and Ivy Funds VIP Portfolios. In most cases, the data provided by WRIMCO showed that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager compared to a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Cost and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the advisory contracts to advisors. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds and investment advisors. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell's parent company and other public companies in the investment business. The Report found that this analysis places Waddell's parent company near the median of Lipper peers.

***

The Report stated that the IFC monitored the process, reviewed the materials, and reached the following conclusions:

  The contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious.
  The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the full Boards.
  The discussion which took place leading up to and at the Disinterested Trustees and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

ANNUAL PRIVACY NOTICE
Ivy Funds VIP

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the Waddell & Reed InvestEd Portfolios ("Waddell & Reed") are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients' trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients' freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor's new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

PROXY VOTING INFORMATION
Ivy Funds VIP

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) web site at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
Ivy Funds VIP

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

The Ivy Funds Variable Insurance Portfolios Family

Global/International Portfolios

      International Growth

      International Value

Domestic Equity Portfolios

      Core Equity

      Dividend Opportunities

      Growth

      Micro Cap Growth

      Mid Cap Growth

      Small Cap Growth

      Small Cap Value

      Value

Fixed Income Portfolios

      Bond

      High Income

      Mortgage Securities

Money Market Portfolios

      Money Market

Specialty Portfolios

      Asset Strategy

      Balanced

      Energy

      Global Natural Resources

      Pathfinder Aggressive

      Pathfinder Conservative

      Pathfinder Moderate

      Pathfinder Moderately Aggressive

      Pathfinder Moderately Conservative

      Real Estate Securities

      Science and Technology

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Funds Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus, or summary prospectus, if available, as well as the variable product prospectus.

ANN-IVYVIP(12-09)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2009, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2008	$326,000
	2009	251,400

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2008	$6,400
	2009	8,000

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2008	$55,000
	2009	98,000

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2008	$6,050
	2009	6,800

These fees are related to the review of internal control.

(e) (1) Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g)

$67,450 and $112,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $140,462 and $224,036 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Item 1 Shareholder Report.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2010

By	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2010